                                                  UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C. 20549

                                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                  Investment Company Act file number: 811-5075

                                              The AAL Mutual Funds
                               (Exact name of registrant as specified in charter)

                                             625 Fourth Avenue South
                                          Minneapolis, Minnesota 55415
                               (Address of principal executive offices) (Zip code)

                                       John C. Bjork, Assistant Secretary
                                             625 Fourth Avenue South
                                          Minneapolis, Minnesota 55415
                                     (Name and address of agent for service)

                       Registrant's telephone number, including area code: (612) 340-7005
                                        Date of fiscal year end: April 30
                                    Date of reporting period: April 30, 2004

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

The AAL Mutual Funds

Annual Report
April 30, 2004

[GRAPHIC OMITTED: Magnifying Glass and Papers]

The following funds are expected to distribute capital gains as detailed below. The information shown below is an estimate.

Ex-date 6/30/2004 to shareholders of record on 6/29/2004

                                 Estimated       Estimated
Fund                           Distribution      Per Share
----------------------------------------------------------
AAL Small Cap Stock Fund       $ 24,139,639       $0.9532
AAL Small Cap Index II Fund       1,238,480        0.3985
AAL Small Cap Value Fund          1,648,609        0.3336
AAL Mid Cap Index Fund              467,366        0.2044
AAL Bond Fund                       493,715        0.0099
AAL Bond Index Fund                  35,624        0.0088
AAL U.S. Target 2006 Fund             6,632        0.0526

Ex-date 7/14/2004 to shareholders of record on 7/13/2004

                                 Estimated       Estimated
Fund                           Distribution      Per Share
----------------------------------------------------------
AAL Capital Growth Fund        $498,760,597        $4.9349

                     The AAL Mutual Funds

         Supplement to Prospectus dated June 27, 2003

The AAL Equity Income Fund

Matthew D. Finn, CFA, will serve as portfolio manager of The AAL
Equity Income Fund. Mr. Finn also serves as the portfolio manager of the Lutheran Brotherhood Value Fund, a series of an affiliated mutual fund group. Mr. Finn joined Thrivent Investment Mgt. from U.S. Bancorp
Asset Management, Inc. where he was managing director and senior portfolio manager of the First American Large Cap Value Fund since
2003. Prior to that, he was head of equities for Advantus Capital
Management Inc. from July 2001 to May 2003, and chief investment officer of the growth and income group for Evergreen Investment
Management Co. from March 1998 to June 2001. Mr. Finn joined Thrivent
Investment Mgt. in April of 2004.

          The date of this Supplement is April 29, 2004.

       Please include this Supplement with your Prospectus.

                      THE AAL MUTUAL FUNDS

            Supplement to Prospectus dated June 27, 2003

                            Regarding

                      The AAL Balanced Fund

The first paragraph under the heading "Investment Strategy" for The
AAL Balanced Fund is replaced with the following sentence: "The Fund invests in a combination of common stocks, bonds, and money market instruments."

The information under the heading "Portfolio Management" for The AAL
Balanced Fund is replaced with the following sentence: "The AAL
Balanced Fund is managed by a team of investment professionals from
Thrivent Investment Management Inc., the Fund's investment adviser."

           This date of this Supplement is May 28, 2004.

        Please include this Supplement with your Prospectus.

Table of Contents

President's Letter                              1

Economic and Market Review                      2

Portfolio Perspectives
The AAL Technology Stock Fund                   4
The AAL Aggressive Growth Fund                  6
The AAL Small Cap Stock Fund                    8
The AAL Small Cap Index Fund II                10
The AAL Small Cap Value Fund                   12
The AAL Mid Cap Stock Fund                     14
The AAL Mid Cap Index Fund                     16
The AAL Mid Cap Index Fund II                  18
The AAL International Fund                     20
The AAL Capital Growth Fund                    22
The AAL Large Company Index                    24
The AAL Large Company Index Fund II            26
The AAL Equity Income Fund                     28
The AAL Balanced Fund                          30
The AAL High Yield Bond Fund                   32
The AAL Municipal Bond Fund                    34
The AAL Bond Fund                              36
The AAL Bond Index Fund                        38
The AAL Money Market Fund                      40

Report of Independent Registered
Public Accounting Firm                         42

Schedules of Investments
The AAL Technology Stock Fund                  43
The AAL Aggressive Growth Fund                 45
The AAL Small Cap Stock Fund                   49
The AAL Small Cap Index Fund II                53
The AAL Small Cap Value Fund                   62
The AAL Mid Cap Stock Fund                     65
The AAL Mid Cap Index Fund                     69
The AAL Mid Cap Index Fund II                  75
The AAL International Fund                     81
The AAL Capital Growth Fund                    84
The AAL Large Company Index                    87
The AAL Large Company Index Fund II            94
The AAL Equity Income Fund                    101
The AAL Balanced Fund                         104
The AAL High Yield Bond Fund                  113
The AAL Municipal Bond Fund                   121
The AAL Bond Fund                             140
The AAL Bond Index Fund                       145
The AAL Money Market Fund                     152

Statement of Assets and Liabilities           156

Statement of Operations                       160

Statement of Changes in Net Assets            164

Notes to Financial Statements                 168

Financial Highlights
The AAL Technology Stock Fund                 186
The AAL Aggressive Growth Fund                186
The AAL Small Cap Stock Fund                  188
The AAL Small Cap Index Fund II               188
The AAL Small Cap Value Fund                  190
The AAL Mid Cap Stock Fund                    190
The AAL Mid Cap Index Fund                    192
The AAL International Fund                    192
The AAL Mid Cap Index Fund II                 193
The AAL Capital Growth Fund                   194
The AAL Large Company Index                   194
The AAL Large Company Index Fund II           195
The AAL Equity Income Fund                    196
The AAL Balanced Fund                         196
The AAL High Yield Bond Fund                  198
The AAL Municipal Bond Fund                   198
The AAL Bond Fund                             200
The AAL Bond Index Fund                       200
The AAL Money Market Fund                     202

Trustees and Officers of
The AAL Mutual Funds                          204

Results of Special Shareholder Meeting        208

[PHOTO OMITTED: PAMELA J. MORET]

Dear Shareholder:

We are pleased to provide you with the annual report for the 12 months ended April 30, 2004 for The AAL Mutual Funds, managed by Thrivent
Investment Management. In this report, you will find detailed information about The AAL Mutual Funds, including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the twelve-month period. In addition,
Russell Swansen, Thrivent Investment Management's new chief investment officer, reviews the larger economic environment in his Economic and
Market Overview.

Thrivent Investment Management Welcomes New Chief Investment Officer

The one-year period was a fruitful one for investors with the stock market rebounding strongly from a prolonged bear market, and a resurgent economy -- a welcome change from previous periods. Changes in our asset management business have been occurring as well led by the recent naming of Russell Swansen as our new chief investment officer. We are tremendously excited about the opportunity to bring
Russell on board. His broad experience, talent and past successes will greatly benefit our shareholders. Russell takes over for Jim Abitz who retired at the end of 2003 after a career of over thirty years in investment management and shareholder service. We salute Jim's leadership, recognize his significant contributions and wish him well in all his future endeavors while at the same time welcoming Russell and his vision for our asset management capabilities on the road ahead.

Building for the Future

Besides naming a new chief investment officer, Thrivent Investment
Management is busily gearing up for the fast-approaching merger of The
AAL Mutual Funds and The Lutheran Brotherhood Family of Funds into a single Thrivent Mutual Funds. The Thrivent Mutual Funds will offer:

(bullet) more investment options

(bullet) greater asset class diversification potential

(bullet) a simplified shareholder self-service process

Within the Thrivent Mutual Funds, product improvements continue:

(bullet) Matthew Finn -- a new, experienced and successful large cap value portfolio manager, recently joined the equities area this past spring.

(bullet) Soon you will have access to an improved international stock option that combines proven growth and value style managers into a single unique fund offering.

These changes are designed with you -- the shareholder -- in mind, enabling Thrivent Mutual Funds to serve ever more of your investment needs.

Investing in Integrity

On a final note, the past year was marked by revelations of ethical lapses and improper activities at a surprising number of asset management companies. This has been disappointing and alarming for the rest of us in the industry. As a part of a member-owned fraternal benefit society, we've been in the integrity "business" for over a century and have remained committed to earning the trust of one very key group -- our investors. In fact, we are always looking for new opportunities to further bolster the trust our shareholders put in us.
To this end, we have been among the industry leaders in recently introducing leading-edge mutual fund board governance where seven of eight directors are independent of Thrivent's management and dedicated solely to our shareholders' best interests.

Thank you for continuing to turn to us for your financial solutions.
We very much value your business.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
The AAL Mutual Funds

[PHOTO OMITTED: RUSSELL W. SWANSEN]

Russell W. Swansen                                       April 30, 2004
Senior Vice President, and
Chief Investment Officer

Economic and Market Review

It was a productive period for market participants over the
twelve-month period ended April 30, 2004 as the nation's economy continued to rebound strongly. Every major asset class registered gains -- many of them substantial. Gains were greatest in the summer and fall months of 2003 as anxiety recessed over the long prelude to war with Iraq and the economy began an ascent to full power. The nation's financial markets responded with a broad-based recovery led by lower-priced, previously struggling technology companies.
High-quality bonds continued a pattern of strong performance over the period but slipped into negative territory late as it became obvious that higher interest rates were looming close on the horizon.
High-yield bonds posted tremendous gains but also slowed near the end of the period over liquidity and interest rate concerns.

U.S. Economy

The nation's economic growth engine roared to life over the period with solid year-over-year gross domestic product (GDP) increases punctuated by an extraordinary 8.2% jump in the 3rd quarter of 2003.
Growth returned to a more sustainable 4% pace in the 4th quarter of
2003 followed by a 4.5% increase in the initial quarter of 2004 -- a lynchpin of the continued recovery from 2001 lows. The improvement was largely attributable to the combination of companies rebuilding depleted inventories, high worker productivity rates and a marked increase in capital spending and business investment. Of late, businesses appear to have finally ramped up hiring as a sharp upturn in corporate profitability and output growth have built better confidence in sustained economic expansion going forward.

Inflation and Monetary Policy

The period witnessed only the slightest whiff of inflation but more obvious signs have recently begun to surface in the form of a spike in energy and commodity prices. Deflation fears, which were a concern at the close of 2003, have diminished. Inflationary pressures are likely to increase as business pricing power improves and low interest rates remain in place. Attractive interest rates and cheap capital for borrowing was a key story line throughout the reporting period but interest rates will begin to rise as the economy has shown vast improvement and the long missing job creation piece of the economic puzzle appears close at hand. Fiscal and monetary policy in the form of heavy government spending, tax cuts and a very low federal funds borrowing rate continued to fuel the U.S. economy over the reporting period.

Equity Performance

The 12-month period ended April 30, 2004 proved bountiful for equity investors as stocks of all capitalization ranges and investment styles turned in exceedingly strong performance. The rally, which began in
March of 2003 and continued for the majority of the period was characterized by a decided "lower-quality" bias that favored the small and out-of-favor firms over larger, better-established companies. In
2004, the market winds shifted to favor more conservative mid- and large-cap stocks which had risen less in price over the 2003 updraft.
Technology stocks, the scourge of investors over the past several years, bounced back as evidenced by the NASDAQ Composite's 31.73%
total return. Small company stocks, as measured by the Russell 2000
Index, led all asset classes with a 42.03% performance while mid-cap stocks posted a 34.43% return based on the S&P MidCap 400 Index. A global economic recovery and low priced equities overseas provided a rewarding environment for international investors as well. Morgan
Stanley's EAFE Index -- a commonly used barometer for international stocks-rose 40.75% over the one-year period. In looking at investment style, value -- oriented stocks continued a pattern of outperforming their more growth-focused cousins as many of the lower-priced, oft-ignored issues rose precipitously in the low-quality rally.

Fixed Income Performance

A several year long stretch of high-quality bonds outperforming stocks came to an end over the period as the threat of higher interest rates and a much improved corporate profit environment made equity investing attractive again. Corporate bonds, especially those below investment grade, performed best amid a backdrop of low default rates and improved credit access. High-yield bonds, as measured by the Lehman
High Yield Bond Index, produced a solid 15.00% return. Toward the end of the period, gains slowed as the high-yield market appeared somewhat extended in value and some institutional money was reallocated.

The specter of higher interest rates threatened the highest-quality
U.S. Treasury offerings and investors shied away, driving prices lower. For the period, the Lehman Aggregate Index -- a proxy for the high-quality U.S. fixed income market -- produced a tepid 1.82% total return over the reporting period.

Outlook

The U.S. economy is on solid ground with the recovery of 2003 transitioning into job creation mode in the spring months of 2004.
High productivity, low interest rates, and an improving employment climate point to continued economic growth in the 4-5% range throughout the year. In short, the state of the economy is as sound as it has been in years and is broad based. Every major sector, and most industries, participated in the expansion over the past year. As the stimulative effects of tax cuts and strong spending growth begin to taper off, we expect job and personal income growth to accelerate and keep the economy in a high gear.

With historically low interest rates on the rise, fixed-income investors will likely see tempered returns. The greatest impact will likely be on the longer-dated top-quality Treasury market, where interest rate risk is the greatest. Bonds that offer attractive yield spread over Treasuries, including corporate investment grade, high yield, and some foreign bonds, may perform better over the next year or two. That said, we believe the Federal Reserve will act
thoughtfully in the timing and pace of any future interest rate increases in an attempt to moderate uncertainty for
market participants.

In our experience, the stock market, rarely, if ever, moves upward in a steady way. The current "sideways market" shouldn't necessarily be viewed negatively. In our opinion, such consolidation periods are a healthy and necessary part of longer-term market rallies as they help prepare for future gains and allow investors on the sideline to reenter the market. This additional demand by investors was one reason the stock market performed so well in the fall and winter months last year. We expect more periodic pullbacks as investors reap profits and periodic uncertainty in the geopolitical forum arises, but believe that the market is well positioned for a rewarding remainder of 2004 and beyond.

The AAL Technology Stock Fund

[PHOTO OMITTED: BRIAN J. FLANAGAN]
[PHOTO OMITTED: JAMES A. GROSSMAN]

Brian J. Flanagan (left) and James A. Grossman (right), Portfolio
Co-Managers

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Technology stocks provided solid returns for the 12-month period ended
April 30, 2004, with most of the gains occurring in 2003. For the period, The AAL Technology Stock Fund posted a 28.00% total return, compared to a median return of 29.37% for its Lipper Inc. peer group of science and technology funds. The Fund's market benchmark, the
Goldman Sachs Technology Industry Composite Index, recorded a 30.73%
return during the period.

Strong Rebound After Long Slump

After a long slump, the U.S. stock market rebounded in 2003, fueled by strong fiscal stimulus, low interest rates and rebounding corporate profits. With the resurgence came a renewed investor appetite for risk, which helped smaller-cap stocks outperform larger-cap issues during much of the period. From January 2004 through April, however, the stock market stumbled on worries about higher inflation and oil prices, rising interest rates, the Iraq war, terrorism, and
uncertainty about the upcoming U.S. presidential election.

A main cause of the Fund's underperformance relative to its benchmark was its approximately 5% allocation to cash investments, which did not perform as well as stocks during the period. The cash is held mainly for liquidity purposes. The index has no such need, and it
participated 100% in technology stocks' impressive gains. Another reason the Fund lagged the benchmark was its bias toward
higher-quality, larger-cap stocks, which underperformed riskier, smaller-cap issues during the first eight months of the period. Also, the Fund's overweighting of semiconductor equipment makers and its underweighting of semiconductor manufacturers and communications equipment companies hurt performance relative to the benchmark.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology             79.5%
Health Care                         4.4%
Consumer Discretionary              3.7%
Communications Services             1.7%
Industrials                         1.3%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                           7.1%
Dell, Inc.                                      4.7%
International Business Machines Corporation     4.5%
Cisco Systems, Inc.                             4.3%
Intel Corporation                               4.0%
Oracle Corporation                              3.7%
QUALCOMM, Inc.                                  2.4%
eBay, Inc.                                      2.3%
Texas Instruments, Inc.                         2.1%
Applied Materials, Inc.                         1.7%

These common stocks represent 36.8% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Conversely, the Fund's performance benefited from its overweighting of computer hardware stocks, including Apple Computer. Also, an overweighting of systems software and Internet software and services stocks boosted the Fund's relative performance. Though positive, these investments did not compensate for the Fund's underperformance relative to its benchmark.

Outlook

Looking forward, we expect technology stocks to deliver modest positive returns for the remainder of 2004 -- driven by corporations'
slow, steady spending on information technology. For this to occur, however, corporate earnings estimates will have to remain reassuring.
There likely will be plenty of market volatility as well, as investors fret about inflation and rising interest rates, the Iraq situation, terrorism, and election uncertainty.

We believe that any differences in valuations between smaller- and larger-cap stocks have narrowed -- and thus we are positioning the
Fund more toward mid- and small-cap issues. After the market's shake-up earlier this year, we are starting to find some values in small- and mid-cap names, and we're selectively adding stocks, especially in the semiconductor area.

                                Portfolio Facts
                              As of April 30, 2004
                     A Share              B Share         Institutional Share
               ------------------    ------------------   -------------------
Ticker                      AATSX                 BBTSX                   N/A
Transfer Agent ID             028                   078                   098
Net Assets            $41,467,955            $3,889,912            $2,882,076
NAV                         $3.20                 $3.09                 $3.32
NAV -- High+   1/20/2004 -- $3.75    1/20/2004 -- $3.63    1/20/2004 -- $3.88
NAV -- Low+     5/1/2003 -- $2.52     5/1/2003 -- $2.44     5/1/2003 -- $2.60
Number of Holdings: 112          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                    Goldman Sachs
                                    Technology
                    The AAL         Industry       Consumer
                    Technology      Composite      Price
  Date              Stock Fund      Index***       Index**
------------------------------------------------------------------------
  July 1, 2000         9,450         10,000         10,000
          2000         9,148          9,440         10,017
          2000        10,792         10,668         10,029
          2000         9,497          8,940         10,081
          2000         8,410          8,265         10,099
          2000         6,048          6,372         10,104
          2000         5,963          5,826         10,099
          2001         6,653          6,782         10,163
          2001         4,697          4,902         10,203
          2001         3,922          4,221         10,226
          2001         4,848          5,027         10,267
          2001         4,630          4,827         10,313
          2001         4,678          4,840         10,331
          2001         4,215          4,495         10,302
          2001         3,648          3,910         10,302
          2001         2,835          3,119         10,348
          2001         3,279          3,620         10,313
          2001         3,789          4,237         10,296
          2001         3,752          4,163         10,255
          2002         3,686          4,158         10,279
          2002         3,147          3,603         10,319
          2002         3,383          3,859         10,377
          2002         2,977          3,386         10,435
          2002         2,816          3,248         10,435
          2002         2,419          2,789         10,441
          2002         2,174          2,507         10,453
          2002         2,117          2,474         10,488
          2002         1,767          2,033         10,505
          2002         2,126          2,477         10,531
          2002         2,504          2,911         10,531
          2002         2,136          2,486         10,508
          2003         2,136          2,464         10,554
          2003         2,174          2,502         10,636
          2003         2,145          2,474         10,700
          2003         2,363          2,732         10,676
          2003         2,608          3,037         10,659
          2003         2,618          3,029         10,671
          2003         2,769          3,203         10,682
          2003         2,920          3,424         10,723
          2003         2,844          3,374         10,758
          2003         3,119          3,704         10,746
          2003         3,166          3,775         10,717
          2003         3,241          3,834         10,705
          2004         3,364          4,014         10,758
          2004         3,317          3,900         10,816
          2004         3,232          3,792         10,885
April 30, 2004        $3,024         $3,571        $10,920

Average Annual Total Returns/1/
As of April 30, 2004
                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  28.00%            (25.75)%
with sales charge                     20.75%            (26.83)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  27.16%            (26.42)%
with sales charge                     23.16%            (26.81)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year            7/1/2000
----------------------------------------------------------------
Net Asset Value                       28.19%            (25.03)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and Goldman Sachs
    Technology Industry Composite Index do not reflect any
    such charges. If you were to purchase any of the above
    individual stocks or funds represented in these
    Indexes, any charges you would pay would reduce your
    total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a
    modified capitalization-weighted index of selected
    technology stocks. It is not possible to invest
    directly in the Index. The performance of the Index
    does not reflect deductions for fees, expenses or
    taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. The Fund primarily
    invests in technology-related industries; as a
    consequence, the Fund may be subject to greater price
    volatility than a fund investing in a broad range of
    industries. At various times, the Fund's adviser waived
    its management fee and/or reimbursed Fund expenses. Had
    the adviser not done so, the Fund's total returns would
    have been lower. The returns shown do not reflect taxes
    a shareholder would pay on distributions or
    redemptions. The prospectus contains more complete
    information on the objectives, risks, charges and
    expenses of the investment company which investors
    should read and consider carefully before investing.
    Please read your prospectus carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Aggressive Growth Fund

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, Portfolio Manager

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Driven by strong performance through the conclusion of 2003, large-company growth investors realized impressive returns for the
12-month period ended April 30, 2004. During the period, The AAL
Aggressive Growth Fund produced an 18.13% return. The Fund slightly outperformed its Lipper Inc. peer group of similar large-cap growth funds, which had a 17.94% median return. The Fund's market benchmark, the Russell 1000 Growth Index, returned 21.65%.

Two Distinct Markets

The 12-month period was characterized by two very different markets.
The first, which roughly included the final three quarters of 2003, produced most of the gains during the period. During this time, the markets paid up for companies that stood to benefit most significantly from an improved economy. Industrials and technology stocks were just two of the sectors that benefited from this outlook. While an overweighted tilt to information technology holdings helped the Fund outperform its peer group, less exposure to the more defensive consumer staples sector caused a degree of underperformance versus the market benchmark.

Early last year we moved to take full advantage of these conditions and took an overweight position in technology and industrials. This accounted for a significant portion of the Fund's outperformance versus its peers during the period.

January, however, ushered in a distinctly different market as trepidation related to interest rates, terrorism and the presidential election brought the gains of 2003 to a halt. During this time, the markets essentially reverted and produced only minimal gains.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology             28.3%
Health Care                        19.2%
Consumer Discretionary             16.3%
Financials                         10.7%
Industrials                         9.0%
Consumer Staples                    7.7%
Energy                              2.6%
Communications Services             0.9%
Miscellaneous                       0.6%
Materials                           0.5%

Top 10 Holdings
(% of Portfolio)

Pfizer, Inc.                        3.6%
Microsoft Corporation               3.2%
General Electric Company            2.7%
Cisco Systems, Inc.                 2.6%
Intel Corporation                   2.3%
Dell, Inc.                          1.8%
Citigroup, Inc.                     1.7%
Amgen, Inc.                         1.6%
Wal-Mart Stores, Inc.               1.6%
Johnson & Johnson                   1.5%

These common stocks represent 22.6% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

A market characterized by significant concerns about interest rates --
as we are currently experiencing -- is typically a stock picker's market. In this environment, sector allocations take a back seat in importance to identifying the correct individual stocks. Therefore, we have shifted to a more neutral sector weighting and have reduced our overweighting in the industrials and technology sectors.

Looking ahead, the biggest fear for investors remains interest rates
-- could a rise in rates severely dampen the growth of the market?
Because of these fears, it's unlikely that the first half of 2004 will produce sustainable gains. However, we believe the market will rebound somewhat in the second half of the year as the realization that the uncertainty about interest rates was far worse than the actual rise of rates.

The Federal Reserve Board clearly does not wish to choke off the economy and, therefore, we believe a rise in rates will be very measured. Once that has been established, the market can regain its footing and make a sustained upward move. Until then, we will likely see a rotational, choppy market. In such a market, we will continue to identify those companies that we believe have an edge through a new product and can show growth regardless of the interest rate cycle or economic cycle.

                                Portfolio Facts
                              As of April 30, 2004
                      A Share              B Share         Institutional Share
               ------------------    ------------------    -------------------
Ticker                      AAAGX                 BBAGX                   N/A
Transfer Agent ID             027                   077                   060
Net Assets            $38,586,931            $4,000,873            $3,414,927
NAV                         $4.43                 $4.25                 $4.64
NAV -- High+   1/26/2004 -- $4.73    1/26/2004 -- $4.55    1/26/2004 -- $4.95
NAV -- Low+     5/1/2003 -- $3.75     5/1/2003 -- $3.63     5/1/2003 -- $3.88
Number of Holdings: 216          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                       The AAL        Consumer     Russell 1000
                       Aggressive     Price        Growth
  Date                 Growth Fund    Index**      Index***
---------------------------------------------------------------
  July 1, 2000         9,450         10,000         10,000
          2000         9,063         10,017          9,541
          2000         9,582         10,029         10,405
          2000         9,072         10,081          9,421
          2000         8,666         10,099          8,975
          2000         7,324         10,104          7,652
          2000         7,295         10,099          7,410
          2001         7,626         10,163          7,922
          2001         6,199         10,203          6,577
          2001         5,557         10,226          5,861
          2001         6,331         10,267          6,603
          2001         6,152         10,313          6,506
          2001         5,906         10,331          6,355
          2001         5,604         10,302          6,196
          2001         5,018         10,302          5,689
          2001         4,508         10,348          5,121
          2001         4,564         10,313          5,390
          2001         4,857         10,296          5,908
          2001         4,933         10,255          5,897
          2002         4,772         10,279          5,793
          2002         4,460         10,319          5,552
          2002         4,659         10,377          5,744
          2002         4,281         10,435          5,275
          2002         4,196         10,435          5,148
          2002         3,752         10,441          4,672
          2002         3,430         10,453          4,415
          2002         3,449         10,488          4,428
          2002         3,194         10,505          3,969
          2002         3,459         10,531          4,333
          2002         3,638         10,531          4,568
          2002         3,345         10,508          4,253
          2003         3,270         10,554          4,149
          2003         3,241         10,636          4,130
          2003         3,298         10,700          4,207
          2003         3,544         10,676          4,518
          2003         3,723         10,659          4,744
          2003         3,752         10,671          4,809
          2003         3,856         10,682          4,929
          2003         3,950         10,723          5,051
          2003         3,874         10,758          4,997
          2003         4,111         10,746          5,278
          2003         4,139         10,717          5,333
          2003         4,262         10,705          5,518
          2004         4,347         10,758          5,630
          2004         4,366         10,816          5,666
          2004         4,309         10,885          5,561
April 30, 2004        $4,186        $10,920         $5,496

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  18.13%            (19.16)%
with sales charge                     11.59%            (20.34)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  17.08%            (20.03)%
with sales charge                     13.08%            (20.45)%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year            7/1/2000
----------------------------------------------------------------
Net Asset Value                       19.59%            (18.18)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index, and the Russell 1000
    Growth Index do not reflect any such charges. If you
    were to purchase any of the above individual stocks or
    funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those
    Russell 1000 Index companies with higher than average
    price-to-book ratios and higher forecasted growth
    values. It is not possible to invest directly in these
    Indexes. The performance of these Indexes does not
    reflect deductions for fees, expenses or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Small Cap Stock Fund

[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Christopher J. Serra, Portfolio Manager

The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and
securities convertible into small company common stocks.

Driven by evidence of a sustainable economic recovery, small-cap stocks enjoyed robust returns during the 12-month period ended April
30, 2004. During the period, the AAL Small Cap Stock Fund produced a
41.90% return, outperforming the 39.78% median return of its Lipper
Inc. peer group of similar small-cap core funds. The Fund's previous market benchmark, the S&P Small Cap 600 Index, returned 39.94%, while the Fund's current benchmark, the Russell 2000 Index, returned 42.03%.
Because the Russell 2000 Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the S&P SmallCap 600 Index.

Increased Liquidity Fuels Growth

Returns during the period were broad-based and strong across all sectors. Particularly during the first half of the period, low-quality stocks appreciated significantly, as five- and 10-fold increases were not uncommon on news of continued economic growth.

The positive performance of small-cap and low-quality stocks continued
into early 2004 as increased small-cap liquidity -- a common January ritual -- propelled continued growth in the space. While
low-quality, small-cap names continued to produce positive returns through the remainder of the period, they cooled considerably as the markets essentially reversed midway through the first quarter of the year.

The influx of money to the small-cap space helped move the market beyond a situation where nearly all stocks, regardless of
fundamentals, realized steady growth. By the end of the period, the market was marked by a return to prominence of traditional market factors such as valuations. In this period, where appreciation was earned based on actual earnings and cash flow, higher quality names saw the largest relative gain.

Consistent with our investment strategy, we do not make substantial sector, style or market bets. Instead, we rely on our ability to research and acquire stocks of solid companies with strong valuations.
Our health care stocks, along with consumer space and basic building materials, provided great contributions throughout the period. The
Fund's more cautious stance in lower-quality, yet high-performing energy and technology stocks, were the only noteworthy areas of underperformance and the underlying cause for the Fund's
underperformance versus the Russell 2000 Index.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary             15.5%
Industrials                        14.6%
Information Technology             13.9%
Financials                         13.5%
Health Care                        11.0%
Energy                              5.7%
Materials                           3.5%
Consumer Staples                    2.3%
Utilities                           1.2%

Top 10 Holdings
(% of Portfolio)

United Surgical Partners International, Inc.     0.9%
Radio One, Inc.                                  0.8%
IDEX Corporation                                 0.8%
MSC Industrial Direct Company, Inc.              0.7%
MacDermid, Inc.                                  0.7%
Global Payments, Inc.                            0.7%
Casey's General Stores, Inc.                     0.6%
Investors Financial Services Corporation         0.6%
Affiliated Managers Group, Inc.                  0.6%
SCP Pool Corporation                             0.6%

These common stocks represent 7.0% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The economy continues to exhibit signs of a sustainable recovery while corporate earnings show no immediate signs of halting. At the same time, we believe that earnings expectations for 2004 and 2005 may be conservative. Many observers appear to have underestimated the amount of restructuring that has been done in the last three years. There is abundant operating leverage at the business level as productivity and efficiency are at all-time highs. In addition, many companies are now realizing the benefits of the numerous IT investments made during the
1990s.

Balancing out this optimistic outlook, however, are some significant areas of concern. Energy prices, for one, have the ability to put an effective damper on growth. Chinese commodity prices could also nick fragile margins or, in an even more troublesome scenario, they could show through in price increases and inflation. Interest rates, which many acknowledge will be rising, will be a factor. We have concerns that the Federal Reserve Board may be behind the curve and that inflation is, indeed, brewing faster than anticipated.

In light of these contradictory factors playing on the market, our plan is to remain true to our investment strategy, which has served the Fund's investors well. We will maintain a diversified portfolio of small-cap stocks and attempt to uncover high-quality companies with improving fundamentals, high returns on capital and fair valuations.
As per our strategy, we do not anticipate large sector bets. Having flourished during the low-quality rally in 2003, we are confident that our higher-quality bias will not have a strong negative effect on returns going forward.

                                  Portfolio Facts
                                As of April 30, 2004
                       A Share               B Share        Institutional Share
                ------------------     ------------------   -------------------
Ticker                       AASMX                  BBSMX                   N/A
Transfer Agent ID              024                    074                   094
Net Assets            $379,451,154            $25,342,606           $11,012,775
NAV                         $16.39                 $15.26                $17.12
NAV -- High+    4/5/2004 -- $17.36     4/5/2004 -- $16.18    4/5/2004 -- $18.12
NAV -- Low+     5/1/2003 -- $11.54     5/1/2003 -- $10.85    5/1/2003 -- $11.97
Number of Holdings: 208          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL                         Russell      Consumer
                   Small Cap     S&P SmallCap      2000         Price
  Date             Stock Fund    600 Index**       Index***     Index****
-------------------------------------------------------------------------
  July 1, 1996         9,450         10,000         10,000         10,000
          1996         9,025          9,242          9,100         10,019
          1996        10,159          9,812          9,628         10,038
          1996        10,622         10,243         10,005         10,070
          1996        10,282         10,172          9,851         10,102
          1996        10,518         10,700         10,257         10,121
          1996        10,840         10,826         10,525         10,121
          1997        10,878         11,006         10,736         10,153
          1997        10,404         10,778         10,476         10,185
          1997         9,736         10,225          9,981         10,211
          1997         9,523         10,350         10,009         10,223
          1997        10,975         11,566         11,122         10,217
          1997        11,730         12,077         11,600         10,230
          1997        12,262         12,836         12,139         10,243
          1997        12,640         13,159         12,417         10,262
          1997        13,578         14,029         13,326         10,287
          1997        13,027         13,424         12,741         10,313
          1997        12,901         13,326         12,658         10,306
          1997        12,666         13,595         12,880         10,294
          1998        12,453         13,330         12,676         10,313
          1998        13,491         14,544         13,613         10,332
          1998        13,929         15,099         14,174         10,351
          1998        14,092         15,188         14,252         10,370
          1998        13,013         14,384         13,484         10,389
          1998        13,033         14,427         13,512         10,402
          1998        12,290         13,323         12,417         10,415
          1998         9,500         10,751         10,006         10,428
          1998        10,253         11,410         10,789         10,440
          1998        10,783         11,940         11,230         10,466
          1998        11,597         12,612         11,818         10,466
          1998        12,351         13,418         12,550         10,459
          1999        12,425         13,249         12,716         10,485
          1999        11,177         12,055         11,686         10,498
          1999        10,967         12,211         11,869         10,530
          1999        11,418         13,017         12,932         10,606
          1999        11,649         13,334         13,121         10,606
          1999        12,121         14,093         13,714         10,606
          1999        12,299         13,969         13,338         10,638
          1999        11,733         13,354         12,845         10,664
          1999        11,733         13,411         12,847         10,715
          1999        11,670         13,377         12,900         10,734
          1999        12,550         13,936         13,670         10,740
          1999        13,976         15,082         15,218         10,740
          2000        13,379         14,615         14,973         10,766
          2000        15,444         16,572         17,445         10,830
          2000        15,633         15,959         16,295         10,919
          2000        15,308         15,686         15,314         10,925
          2000        15,203         15,221         14,421         10,932
          2000        16,283         16,121         15,679         10,996
          2000        15,360         15,725         15,174         11,015
          2000        17,038         17,119         16,332         11,027
          2000        17,028         16,653         15,852         11,085
          2000        16,640         16,757         15,145         11,104
          2000        14,805         15,012         13,589         11,110
          2000        16,472         16,862         14,757         11,104
          2001        17,458         17,585         15,525         11,174
          2001        16,288         16,512         14,507         11,219
          2001        15,253         15,754         13,797         11,244
          2001        16,497         16,955         14,876         11,289
          2001        17,002         17,279         15,242         11,340
          2001        17,517         17,913         15,768         11,359
          2001        17,244         17,613         14,915         11,327
          2001        16,810         17,212         14,433         11,327
          2001        14,630         14,885         12,491         11,378
          2001        15,745         15,679         13,221         11,340
          2001        16,810         16,826         14,245         11,321
          2001        17,963         17,964         15,124         11,276
          2002        17,913         18,121         14,966         11,302
          2002        17,232         17,809         14,556         11,347
          2002        18,396         19,216         15,727         11,410
          2002        18,359         19,759         15,870         11,474
          2002        17,777         18,941         15,165         11,474
          2002        16,637         17,962         14,413         11,481
          2002        14,407         15,425         12,237         11,493
          2002        14,444         15,571         12,206         11,532
          2002        13,453         14,618         11,330         11,551
          2002        13,837         15,085         11,693         11,580
          2002        14,841         15,871         12,736         11,580
          2002        14,060         15,336         12,029         11,554
          2003        13,689         14,809         11,697         11,605
          2003        13,342         14,335         11,344         11,695
          2003        13,255         14,447         11,490         11,765
          2003        14,308         15,620         12,578         11,739
          2003        15,559         16,878         13,927         11,720
          2003        15,906         17,317         14,181         11,733
          2003        16,724         18,217         15,067         11,746
          2003        17,752         19,103         15,758         11,790
          2003        17,083         18,542         15,468         11,829
          2003        18,483         20,149         16,766         11,816
          2003        19,201         20,912         17,361         11,784
          2003        19,709         21,282         17,715         11,771
          2004        20,378         21,894         18,486         11,829
          2004        20,849         22,315         18,651         11,893
          2004        20,923         22,608         18,825         11,969
April 30, 2004       $20,304        $21,859        $17,865        $12,008

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          7/1/1996
----------------------------------------------------------------
without sales charge     41.90%         12.20%            10.25%
with sales charge        34.12%         10.95%             9.46%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     40.52%         11.07%             8.27%
with sales charge        36.52%         11.07%             8.27%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          42.90%         12.99%             8.98%

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the S&P SmallCap 600 Index, the Russell 2000
     Index and the Consumer Price Index do not reflect any
     such charges. If you were to purchase any of the above
     individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small
     capitalization stocks. It is not possible to invest
     directly in the Index. The performance of the Index
     does not reflect deductions for fees, expenses or
     taxes.

***  The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible
     to invest directly in these Indexes. The performance of
     these Indexes does not reflect deductions for fees,
     expenses or taxes. The composition of the Russell 2000
     Index serves as a better reflection of the Fund's
     current investment strategy than does the S&P SmallCap
     600 Index.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Small Cap Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Small Cap Index Fund II seeks capital growth that tracks the performance of the S&P Small Cap 600 Index by investing primarily in common stocks of the Index.

Strong Performance in 2003

The AAL Small Cap Index Fund II returned 38.37% for the 12-month period ended April 30, 2004, versus a return of 39.94% for the
SmallCap 600 Index. The Fund's Lipper Inc. peer group of similar small-cap core funds posted a median return of 39.78% for the period.
The difference in performance between the Fund and the benchmark was primarily a result of expenses charged to the Fund that do not apply to the unmanaged index.

A Strong Period For Small-Cap Stocks

The Fund's share price trended upward over the past 12 months, with the exception of September and April. The September decline was closely followed by another strong period in stocks from October through March, with a decline in April to close the period. Stocks in every economic sector showed positive returns for the period, with the exception of telecommunications services. Consumer discretionary and industrials stocks led the way with gains of over 47% and 38%, respectively.

The AAL Small Cap Index Fund II, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The Fund's objective is to replicate the performance of the
S&P SmallCap 600 Index to provide broad exposure to
small-capitalization stocks across various economic sectors. This is done by purchasing all 600 securities in the index to mirror the composition of the index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the index. All of these variables will have less of an impact on performance as the Fund grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                        14.8%
Consumer Discretionary             13.9%
Information Technology             12.3%
Financials                         10.7%
Health Care                        10.6%
Energy                              4.8%
Materials                           4.1%
Utilities                           3.0%
Consumer Staples                    2.6%
Communications Services             0.3%

Top 10 Holdings
(% of Portfolio)

NVR, Inc.                              0.5%
NBTY, Inc.                             0.4%
Medicis Pharmaceutical Corporation     0.4%
Renal Care Group, Inc.                 0.4%
Tom Brown, Inc.                        0.4%
MGI PHARMA, Inc.                       0.4%
IDEXX Laboratories, Inc.               0.4%
Inamed Corporation                     0.4%
M.D.C. Holdings, Inc.                  0.3%
Timken Company                         0.3%

These common stocks represent 3.9% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Our near-term outlook for U.S. stocks remains positive. Economic growth and corporate profits appear strong, hiring is picking up, and consumer and business spending is brisk. As the economy heats up, however, inflation may resurge, prompting the Federal Reserve to push up interest rates. Higher interest rates are an expense for businesses and consumers that could brake economic growth, cut into profits, and slow stock price gains.

                             Portfolio Facts
                           As of April 30, 2004
                            A Share                 B Share
                      ------------------     ------------------
Ticker                             AALSX                    N/A
Transfer Agent ID                    029                    079
Net Assets                   $34,397,204             $4,420,352
NAV                               $12.26                 $11.87
NAV -- High+          4/5/2004 -- $13.01     4/5/2004 -- $12.61
NAV -- Low+            5/1/2003 -- $8.89      5/1/2003 -- $8.68
Number of Holdings: 601          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                  The AAL                           Consumer
                  Small Cap        S&P SmallCap     Price
  Date            Index Fund II    600 Index***     Index**
------------------------------------------------------------------------
  July 1, 2000         9,450         10,000         10,000
          2000         9,063          9,637         10,017
          2000         9,856         10,491         10,029
          2000         9,573         10,206         10,081
          2000         9,620         10,269         10,099
          2000         8,609          9,200         10,104
          2000         9,633         10,334         10,099
          2001         9,996         10,777         10,163
          2001         9,365         10,119         10,203
          2001         8,926          9,655         10,226
          2001         9,585         10,391         10,267
          2001         9,748         10,590         10,313
          2001        10,084         10,978         10,331
          2001         9,901         10,794         10,302
          2001         9,671         10,548         10,302
          2001         8,373          9,122         10,348
          2001         8,796          9,609         10,313
          2001         9,411         10,312         10,296
          2001        10,036         11,009         10,255
          2002        10,103         11,105         10,279
          2002         9,930         10,914         10,319
          2002        10,690         11,777         10,377
          2002        10,978         12,109         10,435
          2002        10,507         11,608         10,435
          2002         9,950         11,008         10,441
          2002         8,558          9,453         10,453
          2002         8,645          9,543         10,488
          2002         8,113          8,959         10,505
          2002         8,365          9,245         10,531
          2002         8,780          9,726         10,531
          2002         8,481          9,399         10,508
          2003         8,181          9,076         10,554
          2003         7,910          8,785         10,636
          2003         7,968          8,854         10,700
          2003         8,597          9,573         10,676
          2003         9,283         10,344         10,659
          2003         9,515         10,613         10,671
          2003         9,999         11,165         10,682
          2003        10,473         11,708         10,723
          2003        10,163         11,364         10,758
          2003        11,024         12,349         10,746
          2003        11,430         12,816         10,717
          2003        11,633         13,043         10,705
          2004        11,963         13,418         10,758
          2004        12,186         13,676         10,816
          2004        12,322         13,856         10,885
April 30, 2004       $11,895        $13,396        $10,920

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  38.37%               6.20%
with sales charge                     30.72%               4.64%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  37.06%               5.31%
with sales charge                     33.06%               4.86%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P SmallCap 600 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization
    stocks. "S&P SmallCap 600 Index" is a trademark of The
    McGraw-Hill Companies, Inc. and has been licensed for
    use by Thrivent Financial for Lutherans. The product is
    not sponsored, endorsed or promoted by Standard &
    Poor's and Standard & Poor's makes no representation
    regarding the advisability of investing in the product.
    Index funds are subject to the same market risks
    associated with the stocks in their respective indexes.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

The AAL Small Cap Value Fund

[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Christopher J. Serra, Portfolio Manager

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

Effective June 1, 2004, the Adviser entered into a subadvisory agreement with T. Rowe Price Associates, Inc.

In a year marked by terrific market-wide returns, small-cap value stocks enjoyed a particularly robust 2003. For the 12-month period ended April 30, 2004, The AAL Small Cap Value Fund produced a vigorous
45.55% return. The Fund outperformed its Lipper Inc. peer group of small-capitalization value funds, which returned a median of 39.69%.
The Fund's previous benchmark, the S&P SmallCap 600/Barra Value Index, returned 43.37%, while the Fund's current benchmark, the Russell 2000
Value Index, returned 42.45%. Because the Russell 2000 Value Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the
S&P SmallCap 600/Barra Value Index.

Small Caps Reassert Their Value

Conditions during much of the 12-month period were ideal for a small cap rally as the markets corrected an ongoing bias toward large-cap stocks. Buoyed by diminished fears of the Iraq war ramifications and increased optimism for an improving economy, risk-ready investors eagerly led the charge to outstanding returns. While many sectors performed well during this rally, the Fund's outperformance can be traced more to effective stock selection than to positive sector bets.
In late 2002 and early 2003, in anticipation of the small-cap rally, we identified several stocks which the markets had largely dismissed as low-quality options due to poor recent performance, but in which we saw value. After a thorough evaluation revealed good returns on capital, promising business outlooks, and solid management teams, we added them to the portfolio. These were the names that helped pace the
Fund's outperformance during the period.

The performance of the health-care sector during the period is also worth noting. While the growth prospects for service-related health-care stocks do not appear sustainable, the outlook for small-company stocks with a proprietary product advantage continues to be attractive. We capitalized on this opportunity by identifying several high-performing companies with products serving burgeoning markets including pharmaceuticals, contact lenses and orthopedics.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                        17.8%
Consumer Discretionary             16.8%
Financials                         15.8%
Information Technology              8.1%
Health Care                         7.5%
Materials                           6.8%
Energy                              6.4%
Consumer Staples                    3.1%
Utilities                           2.7%

Top 10 Holdings
(% of Portfolio)

Lafarge North America, Inc.                      1.0%
Casey's General Stores, Inc.                     1.0%
IDEX Corporation                                 1.0%
Griffon Corporation                              0.9%
HCC Insurance Holdings, Inc.                     0.9%
United Surgical Partners International, Inc.     0.9%
Affiliated Managers Group, Inc.                  0.8%
Cooper Companies, Inc.                           0.8%
MacDermid, Inc.                                  0.8%
Consolidated Graphics, Inc.                      0.8%

These common stocks represent 8.9% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

It's unclear how growth and value stocks will fare in the coming months. Throughout the past five or six years, the performance of growth and value stocks has occupied extreme ends of the spectrum.
After growth significantly outperformed value in the late 1990s, the tables were turned for three years, beginning in 2001. Historically, however, such extremes have been infrequent exceptions to the rule. It appears as if we have reached parity in this relationship and, therefore, we expect only modest outperformance by either value or growth stocks in the near future.

While this environment may not be conducive to producing similar returns to those of the past 12 months, our approach to managing the
Fund will not change dramatically. We will continue to seek small-cap company values and then purchase them at meaningful discounts.

Uncovering these undervalued diamonds in the rough that propelled the
Fund's growth in the past 12 months has gained added complexity, however. Many of those small company stocks have risen precipitously and no longer offer the growth potential that was so abundant a few years ago. The cost reductions made by many companies in recent years still present operating leverage that could continue to produce earnings growth and solid returns for small-cap investors.

                                   Portfolio Facts
                                As of April 30, 2004
                     A Share               B Share        Institutional Share
               ------------------    ------------------   -------------------
Ticker                      AALVX                 BBSVX                   N/A
Transfer Agent ID             032                   082                   099
Net Assets            $50,625,938            $5,677,378           $10,338,526
NAV                        $13.58                $13.29                $13.90
NAV -- High+   4/5/2004 -- $14.35    4/5/2004 -- $14.05    4/5/2004 -- $14.67
NAV -- Low+     5/1/2003 -- $9.30     5/1/2003 -- $9.18     5/1/2003 -- $9.45
Number of Holdings: 181          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                    Russell
                   The AAL         S&P SmallCap     2000          Consumer
                   Small Cap       600/Barra        Value         Price
  Date             Value Fund      Value Index***   Index**       Index****
------------------------------------------------------------------------
 July 17, 2001         9,450         10,000         10,000         10,000
          2001         9,667         10,023          9,975          9,972
          2001         9,526          9,862          9,940          9,972
          2001         8,439          8,450          8,843         10,017
          2001         8,949          8,837          9,074          9,983
          2001         9,346          9,544          9,726          9,966
          2001        10,074         10,233         10,321          9,927
          2002        10,357         10,424         10,458          9,949
          2002        10,244         10,379         10,522          9,989
          2002        10,953         11,281         11,310         10,045
          2002        11,009         11,743         11,708         10,101
          2002        10,773         11,298         11,321         10,101
          2002        10,283         10,792         11,070         10,107
          2002         8,790          9,038          9,425         10,118
          2002         8,742          9,026          9,384         10,152
          2002         8,143          8,362          8,713         10,169
          2002         8,210          8,529          8,844         10,194
          2002         8,866          8,990          9,550         10,194
          2002         8,524          8,752          9,142         10,171
          2003         8,248          8,391          8,885         10,216
          2003         8,105          8,080          8,586         10,295
          2003         8,133          8,055          8,678         10,357
          2003         8,875          8,783          9,502         10,334
          2003         9,665          9,602         10,472         10,318
          2003         9,903          9,887         10,650         10,329
          2003        10,455         10,369         11,181         10,340
          2003        10,997         10,870         11,605         10,379
          2003        10,750         10,514         11,472         10,413
          2003        11,587         11,450         12,408         10,402
          2003        12,072         11,923         12,884         10,374
          2003        12,576         12,256         13,350         10,363
          2004        12,966         12,549         13,812         10,413
          2004        13,289         12,846         14,079         10,469
          2004        13,347         13,073         14,274         10,537
April 30, 2004       $12,918        $12,593        $13,536        $10,571

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                            1-Year           7/17/2001
----------------------------------------------------------------
without sales charge                  45.55%              11.86%
with sales charge                     37.59%               9.62%

                                                            From
                                                       Inception
Class B/2/                            1-Year           7/17/2001
----------------------------------------------------------------
without sales charge                  44.30%              11.00%
with sales charge                     40.30%              10.10%

                                                            From
                                                       Inception
Institutional Class/3/                1-Year           7/17/2001
----------------------------------------------------------------
Net Asset Value                       46.78%              12.80%

Footnotes read:

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Russell 2000 Value Index, the S&P SmallCap
     600/Barra Value Index and the Consumer Price Index do
     not reflect any such charges. If you were to purchase
     any of the above individual stocks or funds represented
     in these Indexes, any charges you would pay would
     reduce your total return as well.

**   The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within
     the Russell 2000 Index. It is not possible to invest
     directly in these Indexes. The performance of these
     Indexes does not reflect deductions for fees, expenses
     or taxes. The composition of the Russell 2000 Value
     Index serves as a better reflection of the Fund's
     current investment strategy than does the S&P 600/Barra
     Value Index.

***  The S&P SmallCap 600/Barra Value Index is capitalization-weighted index that comprises all of the stocks in the S&P
     SmallCap 600 Index that have low price-to-book ratios.
     It is not possible to invest directly in these Indexes.
     The performance of these Indexes does not reflect
     deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Stock Fund

[PHOTO OMITTED: BRIAN J. FLANAGAN AND JOHN E. HINTZ]

Brian J. Flanagan (left) and John E. Hintz (right), Portfolio
Co-Managers

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid-cap stocks surged during the 12-month period ended April 30, 2004.
They were propelled by strong fiscal stimulus, low interest rates, rebounding corporate profits and a higher investor risk tolerance. For the period, The AAL Mid Cap Stock Fund posted a 29.98% total return, compared to a median return of 32.29% for its Lipper Inc. peer group of similar mid-cap core funds. The Fund's market benchmark, the S&P
MidCap 400 Index, recorded a 34.43% return during the period.

Rising Tide Favored Riskier Issues

As the economy began to rebound in 2003, the rising tide lifted all mid-cap stock "boats," particularly those that appeared on the verge of never being able to sail again. Therefore, investing in those companies with the lowest valuations and the most risk resulted in the best performance throughout the year.

Most of the Fund's underperformance relative to its benchmark occurred during the first six months of the period and was due to its bias toward higher-quality issues. About mid-period, the Fund repositioned its holdings to help neutralize the quality bias somewhat. The Fund's relative performance also was impaired by a slight underweighting in the semiconductor industry, which did well during the period.
Conversely, the Fund's performance was boosted by commercial bank and other holdings in the financial sector.

Outlook

As we continue into 2004, stock selection will be the key to outperformance, as most company valuations already reflect the improving economy. Also, as hiring accelerates and productivity levels off, profit growth will decelerate throughout the year. Therefore, investing in companies that are taking market share and have relative pricing power will lead to outperformance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary             16.1%
Financials                         15.1%
Information Technology             13.3%
Health Care                        12.4%
Industrials                        10.4%
Energy                              7.2%
Materials                           4.7%
Consumer Staples                    3.7%
Utilities                           3.0%
Communications Services             0.6%

Top 10 Holdings
(% of Portfolio)

Tyson Foods, Inc.                     1.1%
Hershey Foods Corporation             1.1%
Countrywide Financial Corporation     1.1%
Dean Foods Company                    0.9%
XL Capital, Ltd.                      0.9%
HCC Insurance Holdings, Inc.          0.9%
Nabors Industries, Ltd.               0.9%
Applebee's International, Inc.        0.8%
Waste Management, Inc.                0.8%
C.R. Bard, Inc.                       0.8%

These common stocks represent 9.3% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

As year-over-year sales and earnings comparisons become more difficult after the second quarter, tax and fiscal stimulus ebbs and rates potentially increase, the penalty for missing earnings will rise --
and increased caution will be prudent. However, solid near-term results driven by increased capital spending, a strong consumer, and low inventory levels do not currently argue for a significantly defensive strategy. Overall, our strategy is to be much more selective and focus on those companies taking market share. At the same time, our industry weightings are relatively neutral.

                                    Portfolio Facts
                                  As of April 30, 2004
                       A Share               B Share        Institutional Share
                ------------------    ------------------    -------------------
Ticker                       AASCX                 BBSCX                    N/A
Transfer Agent ID              021                   083                    051
Net Assets            $789,854,730           $26,819,605            $28,436,839
NAV                         $13.96                $12.78                 $14.46
NAV -- High+    4/5/2004 -- $14.74    3/5/2004 -- $13.50     4/5/2004 -- $15.25
NAV -- Low+     5/1/2003 -- $10.72     5/1/2003 -- $9.93     5/1/2003 -- $11.04
Number of Holdings: 197          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                    The AAL                          Consumer
                    Mid Cap         S&P MidCap       Price
  Date              Stock Fund      400 Index**      Index***
------------------------------------------------------------------------
April 30, 1994         9,450         10,000         10,000
          1994         8,922         11,033         10,125
          1994         8,157         10,876         10,159
          1994         8,194         10,373         10,194
          1994         8,958         10,450         10,208
          1994         9,022         10,351         10,215
          1994         9,423          9,994         10,249
          1994         9,086         10,333         10,277
          1994         9,414         10,874         10,319
          1995         9,031         10,671         10,346
          1995         9,496         10,788         10,353
          1995         9,969         10,301         10,367
          1995         9,942         10,396         10,367
          1995        10,069         10,504         10,409
          1995        11,034         11,055         10,450
          1995        12,154         11,247         10,485
          1995        12,081         11,473         10,519
          1995        12,828         11,749         10,540
          1995        13,037         12,228         10,561
          1995        13,574         12,866         10,561
          1995        13,601         13,104         10,589
          1996        13,565         13,421         10,609
          1996        14,211         13,076         10,644
          1996        14,321         13,647         10,637
          1996        15,568         13,613         10,630
          1996        16,151         13,810         10,693
          1996        15,131         14,280         10,727
          1996        13,337         14,451         10,783
          1996        14,257         14,892         10,824
          1996        15,013         15,094         10,845
          1996        14,239         14,867         10,852
          1996        14,985         13,861         10,873
          1996        14,791         14,661         10,893
          1997        15,325         15,300         10,928
          1997        14,802         15,344         10,963
          1997        13,713         16,209         10,983
          1997        13,843         16,227         10,983
          1997        15,325         16,836         11,018
          1997        15,978         16,698         11,053
          1997        17,013         15,986         11,080
          1997        17,046         16,400         11,094
          1997        18,298         17,834         11,087
          1997        17,416         18,335         11,101
          1997        17,329         20,151         11,115
          1997        17,459         20,126         11,136
          1998        17,049         21,283         11,163
          1998        18,290         20,357         11,191
          1998        19,049         20,659         11,184
          1998        19,194         21,460         11,170
          1998        18,073         21,052         11,191
          1998        18,422         22,796         11,212
          1998        17,278         23,824         11,233
          1998        13,458         24,259         11,253
          1998        14,507         23,167         11,274
          1998        15,434         23,314         11,288
          1998        16,290         22,410         11,302
          1998        17,821         18,238         11,316
          1999        17,770         19,941         11,330
          1999        16,762         21,723         11,357
          1999        17,208         22,807         11,357
          1999        17,732         25,563         11,350
          1999        18,396         24,568         11,378
          1999        19,417         23,281         11,392
          1999        19,187         23,932         11,427
          1999        18,536         25,819         11,510
          1999        18,128         25,931         11,510
          1999        18,842         27,320         11,510
          1999        19,621         26,739         11,544
          1999        21,087         25,823         11,572
          2000        20,170         25,025         11,627
          2000        22,328         26,301         11,648
          2000        23,219         27,681         11,655
          2000        22,571         29,326         11,655
          2000        22,261         28,501         11,683
          2000        23,664         30,495         11,752
          2000        23,502         33,047         11,849
          2000        26,362         31,893         11,856
          2000        26,564         31,495         11,863
          2000        25,418         31,958         11,932
          2000        22,584         32,463         11,953
          2000        25,310         36,087         11,967
          2001        25,080         35,840         12,029
          2001        23,502         34,625         12,050
          2001        21,513         32,011         12,057
          2001        24,209         34,460         12,050
          2001        24,439         35,227         12,126
          2001        24,136         33,217         12,175
          2001        22,770         30,747         12,202
          2001        21,454         34,139         12,251
          2001        18,789         34,935         12,306
          2001        19,532         34,793         12,327
          2001        20,324         34,275         12,292
          2001        21,151         33,154         12,292
          2002        20,780         29,030         12,348
          2002        20,695         30,314         12,306
          2002        22,078         32,569         12,285
          2002        21,943         34,251         12,237
          2002        21,741         34,074         12,265
          2002        20,071         34,116         12,313
          2002        18,250         36,554         12,382
          2002        18,199         36,383         12,452
          2002        16,883         35,770         12,452
          2002        17,642         33,152         12,458
          2002        18,452         29,940         12,472
          2002        17,777         30,091         12,514
          2003        17,389         27,668         12,535
          2003        17,120         28,866         12,566
          2003        17,153         29,109         12,641
          2003        18,115         31,221         12,614
          2003        19,565         33,806         12,593
          2003        19,717         34,237         12,607
          2003        20,206         35,452         12,621
          2003        20,881         37,058         12,669
          2003        20,493         36,491         12,710
          2003        22,146         39,250         12,696
          2003        22,888         40,617         12,662
          2003        23,411         41,302         12,648
          2004        23,866         42,196         12,710
          2004        24,406         43,210         12,779
          2004        24,389         43,393         12,861
April 30, 2004       $23,546        $41,969        $12,902

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     29.98%          5.84%             9.56%
with sales charge        22.78%          4.64%             8.95%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     28.44%          4.60%             5.66%
with sales charge        24.44%          4.60%             5.66%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          30.74%          6.43%             5.91%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P MidCap 400 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing.  Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Index Fund

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

The AAL Mid Cap Index Fund returned 33.71% for the 12-month period ended April 30, 2004, versus a return of 34.43% for the S&P MidCap 400
Index. The Fund's Lipper Inc. peer group of similar mid-cap core funds posted a median return of 32.29% for the period. The difference in performance between the Fund and the benchmark was primarily a result of expenses charged to the Fund that do not apply to the unmanaged index.

A Strong Period For Mid-Cap Stocks

The Fund's share price trended upward over the past 12 months, with the exception of September and April. The September decline was closely followed by another strong period in stocks from October through March, with a decline in April to close the period. Stocks in every economic sector showed positive returns for the period, with health care and consumer staples stocks leading with gains of more than 42% and 40%, respectively.

The AAL Mid Cap Index Fund, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process.
The Fund's objective is to replicate the performance of the S&P MidCap
400 Index to provide broad exposure to mid-capitalization stocks across various economic sectors. This is done by purchasing all 400 securities in the index to mirror the composition of the index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the index. All of these variables will have less of an impact on performance as the Fund grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary             16.7%
Financials                         16.4%
Information Technology             12.6%
Industrials                        11.3%
Health Care                        10.3%
Energy                              5.8%
Utilities                           5.6%
Consumer Staples                    4.2%
Materials                           3.8%
Communications Services             0.5%

Top 10 Holdings
(% of Portfolio)

Gilead Sciences, Inc.                 1.1%
Washington Post Company               0.8%
Coach, Inc.                           0.7%
Lennar Corporation                    0.7%
New York Community Bancorp, Inc.      0.6%
L-3 Communications Holdings, Inc.     0.6%
D.R. Horton, Inc.                     0.6%
Career Education Corporation          0.6%
Murphy Oil Corporation                0.6%
Tyson Foods, Inc.                     0.6%

These common stocks represent 6.9% of the total investment portfolio.

Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Our near-term outlook for U.S. stocks remains positive. Economic growth and corporate profits appear strong, hiring is picking up, and consumer and business spending is brisk. As the economy heats up, however, inflation may resurge, prompting the Federal Reserve to push up interest rates. Higher interest rates are an expense for businesses and consumers that could brake economic growth, cut into profits, and slow stock price gains.

            Portfolio Facts
         As of April 30, 2004
                  Institutional Share
                  -------------------
Ticker                          AALMX
Transfer Agent ID                 097
Net Assets                $31,725,032
NAV                            $11.79
NAV -- High+       4/5/2004 -- $12.45
NAV -- Low+         5/1/2003 -- $8.89
Number of Holdings: 401          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*/1/

                      The AAL                         Consumer
                      Mid Cap         S&P MidCap      Price
  Date                Index Fund      400 Index**     Index***
------------------------------------------------------------------------
December 31, 1999        10,000         10,000         10,000
             2000         9,730          9,718         10,024
             2000        10,480         10,398         10,083
             2000        11,320         11,269         10,166
             2000        10,900         10,875         10,172
             2000        10,760         10,740         10,178
             2000        10,940         10,897         10,238
             2000        11,090         11,069         10,255
             2000        12,320         12,305         10,267
             2000        12,220         12,221         10,321
             2000        11,780         11,807         10,339
             2000        10,880         10,915         10,345
             2000        11,729         11,751         10,339
             2001        11,943         12,012         10,404
             2001        11,279         11,327         10,446
             2001        10,433         10,485         10,469
             2001        11,568         11,641         10,511
             2001        11,836         11,912         10,559
             2001        11,776         11,864         10,576
             2001        11,603         11,687         10,547
             2001        11,224         11,305         10,547
             2001         9,849          9,899         10,594
             2001        10,271         10,337         10,559
             2001        11,029         11,106         10,541
             2001        11,588         11,679         10,499
             2002        11,523         11,619         10,523
             2002        11,534         11,633         10,564
             2002        12,354         12,465         10,624
             2002        12,289         12,406         10,683
             2002        12,081         12,197         10,683
             2002        11,195         11,304         10,689
             2002        10,127         10,209         10,701
             2002        10,171         10,261         10,737
             2002         9,368          9,434         10,755
             2002         9,764          9,843         10,781
             2002        10,314         10,412         10,781
             2002         9,901          9,984         10,758
             2003         9,594          9,693         10,805
             2003         9,367          9,462         10,888
             2003         9,435          9,541         10,954
             2003        10,116         10,233         10,930
             2003        10,945         11,081         10,912
             2003        11,082         11,222         10,924
             2003        11,468         11,620         10,936
             2003        11,978         12,147         10,978
             2003        11,785         11,961         11,013
             2003        12,671         12,865         11,001
             2003        13,103         13,313         10,972
             2003        13,321         13,538         10,960
             2004        13,607         13,831         11,013
             2004        13,929         14,163         11,073
             2004        13,986         14,223         11,144
   April 30, 2004       $13,527        $13,757        $11,180

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Institutional Class/2/               1-Year           12/31/1999
----------------------------------------------------------------
Net Asset Value                      33.71%                7.22%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects Fund expenses, net of any
    reimbursements, while the S&P MidCap 400 Index and the
    Consumer Price Index do not reflect such charges. If
    you were to purchase any of the above individual stocks
    or funds represented in these Indexes, any charges you
    would pay would reduce your total return as well.

**  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. "S&P MidCap 400 Index" is a trademark of The
    McGraw-Hill Companies, Inc. and has been licensed for
    use by Thrivent Financial for Lutherans. The product is
    not sponsored, endorsed or promoted by Standard &
    Poor's and Standard & Poor's makes no representation
    regarding the advisability of investing in the product.
    Index funds are subject to the same market risks
    associated with the stocks in their respective indexes.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Mid Cap Index Fund II

Kevin R. Brimmer, Portfolio Manager

[PHOTO OMITTED: KEVIN R. BRIMMER]

The AAL Mid Cap Index Fund II seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

The AAL Mid Cap Index Fund II returned 32.72% for the 12-month period ended April 30, 2004, versus a return of 34.43% for the S&P MidCap 400
Index. The Fund's Lipper Inc. peer group of similar mid-cap core funds posted a median return of 32.29% for the period. The difference in performance between the Fund and the benchmark was primarily a result of expenses charged to the Fund that do not apply to the unmanaged index.

A Strong Period For Mid-Cap Stocks

The Fund's share price trended upward over the past 12 months, with the exception of September and April. The September decline was closely followed by another strong period in stocks from October through March, with a decline in April to close the period. Stocks in every economic sector showed positive returns for the period, with health care and consumer staples stocks leading with gains of more than 42% and 40%, respectively.

The AAL Mid Cap Index Fund II, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The Fund's objective is to replicate the performance of the
S&P MidCap 400 Index to provide broad exposure to mid-capitalization stocks across various economic sectors. This is done by purchasing all
400 securities in the index to mirror the composition of the index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the index. All of these variables will have less of an impact on performance as the Fund grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary             17.1%
Financials                         16.9%
Information Technology             12.9%
Industrials                        11.7%
Health Care                        10.5%
Energy                              6.0%
Utilities                           5.7%
Consumer Staples                    4.2%
Materials                           3.9%
Communications Services             0.5%

Top 10 Holdings
(% of Portfolio)

Gilead Sciences, Inc.              1.2%
Washington Post Company            0.8%
Coach, Inc.                        0.7%
Lennar Corporation                 0.7%
D.R. Horton, Inc.                  0.6%
Career Education Corporation       0.6%
L-3 Communications Holdings, Inc.  0.6%
New York Community Bancorp, Inc.   0.6%
Tyson Foods, Inc.                  0.6%
Murphy Oil Corporation             0.6%

These common stocks represent 7.0% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Our near-term outlook for U.S. stocks remains positive. Economic growth and corporate profits appear strong, hiring is picking up, and consumer and business spending is brisk. As the economy heats up, however, inflation may resurge, prompting the Federal Reserve to push up interest rates. Higher interest rates are an expense for businesses and consumers that could brake economic growth, cut into profits, and slow stock price gains.

                          Portfolio Facts
                        As of April 30, 2004
                             A Share               B Share
                      ------------------     ------------------
Ticker                             AAMIX                  BMIFX
Transfer Agent ID                    030                    080
Net Assets                   $38,478,780             $5,421,677
NAV                               $11.48                 $11.13
NAV -- High+          4/5/2004 -- $12.13     4/5/2004 -- $11.78
NAV -- Low+            5/1/2003 -- $8.63      5/1/2003 -- $8.41
Number of Holdings: 401          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL                          Consumer
                   Mid Cap         S&P MidCap       Price
  Date             Index Fund II   400 Index**      Index***
------------------------------------------------------------------------
  July 1, 2000         9,450         10,000         10,000
          2000         9,374          9,958         10,017
          2000        10,404         11,070         10,029
          2000        10,300         10,994         10,081
          2000         9,913         10,621         10,099
          2000         9,148          9,819         10,104
          2000         9,879         10,571         10,099
          2001        10,059         10,806         10,163
          2001         9,471         10,189         10,203
          2001         8,760          9,432         10,226
          2001         9,708         10,472         10,267
          2001         9,926         10,716         10,313
          2001         9,869         10,673         10,331
          2001         9,698         10,514         10,302
          2001         9,376         10,170         10,302
          2001         8,219          8,905         10,348
          2001         8,561          9,299         10,313
          2001         9,177          9,990         10,296
          2001         9,646         10,507         10,255
          2002         9,579         10,452         10,279
          2002         9,579         10,465         10,319
          2002        10,254         11,213         10,377
          2002        10,188         11,161         10,435
          2002        10,007         10,972         10,435
          2002         9,275         10,169         10,441
          2002         8,371          9,184         10,453
          2002         8,409          9,230         10,488
          2002         7,724          8,487         10,505
          2002         8,047          8,855         10,531
          2002         8,504          9,366         10,531
          2002         8,144          8,982         10,508
          2003         7,904          8,719         10,554
          2003         7,712          8,512         10,636
          2003         7,769          8,583         10,700
          2003         8,317          9,206         10,676
          2003         8,991          9,968         10,659
          2003         9,096         10,095         10,671
          2003         9,404         10,454         10,682
          2003         9,818         10,927         10,723
          2003         9,664         10,760         10,758
          2003        10,375         11,573         10,746
          2003        10,731         11,977         10,717
          2003        10,894         12,178         10,705
          2004        11,116         12,442         10,758
          2004        11,375         12,741         10,816
          2004        11,414         12,795         10,885
April 30, 2004       $11,039        $12,375        $10,920

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  32.72%               4.14%
with sales charge                     25.46%               2.62%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  32.03%               3.31%
with sales charge                     28.03%               2.83%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P MidCap 400 Index and the Consumer Price
    Index do not reflect any such charges. If you were to
    purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. "S&P MidCap 400 Index" is a trademark of The
    McGraw-Hill Companies, Inc. and has been licensed for
    use by Thrivent Financial for Lutherans. The product is
    not sponsored, endorsed or promoted by Standard &
    Poor's and Standard & Poor's makes no representation
    regarding the advisability of investing in the product.
    Index funds are subject to the same market risks
    associated with the stocks in their respective indexes.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

The AAL International Fund

[LOGO OMITTED: OECHSLE INTERNATIONAL ADVISORS]

Oechsle International Advisors, LLC, Portfolio Subadviser

The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.*

International stocks delivered strong returns for the 12-month period ending April 30, 2004, though optimism about the global economic recovery moderated. The AAL International Fund posted a return of
31.75% for the period, while its Lipper Inc. peer group of
international stock funds earned a median return of 35.67%. The Fund's market benchmark, the MSCI EAFE Index, posted a return of 40.75% for the same time period.

Stock Selection, Currency Values Impacted Returns

More than a quarter of the Fund's shortfall relative to its benchmark was due to the impact of currency on returns. Holdings in the financial and technology sectors in Asia had negative currency returns because these countries' currencies weakened with the U.S. dollar against the euro and the yen. The majority of the Fund's
underperformance was related to stock selection, primarily in the consumer discretionary sector. But currency developments played a significant role here as well. The Fund's investments in the consumer discretionary sector performed well when the dollar decline appeared orderly. As the pace of the decline accelerated, however,
export-oriented stocks in Europe and Japan gave back some of the gains they had achieved since the market turned up in March of 2003.

The fourth quarter of 2003 and the first quarter of 2004 were particularly disappointing because the Fund's performance had begun to improve meaningfully during the spring and summer months. The subadviser's earnings-driven style can be summarized as "quality growth." During the bear market, growth was out. As the market turned, quality didn't work well either as investors reached for risk and value continued to outperform.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Common Stocks)

Financials                         22.3%
Consumer Discretionary             20.9%
Consumer Staples                    8.6%
Communications Services             6.5%
Information Technology              6.1%
Energy                              5.6%
Health Care                         3.4%
Materials                           3.2%
Industrials                         2.0%
Utilities                           0.4%

Top 10 Countries
(% of Portfolio)

Japan                          16.0%
United Kingdom                 14.5%
France                         11.0%
Italy                           5.9%
Spain                           4.8%
Switzerland                     4.0%
South Korea                     3.4%
Sweden                          3.2%
Germany                         2.8%
Hong Kong                       2.5%

These common stocks represent 68.1% of the total investment portfolio.

Footnotes read:

*International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top Countries are
subject to change.

Concerns About Future Growth

Continued weak U.S. employment data prompted fear that there would be limited follow-through to the strong start this recovery has enjoyed.
The Federal Reserve Board also heightened concerns by revising its statements about how long it could afford to be patient, shifting the discussion about rate hikes from "if" to "when."

After the events of recent years, investors have more than the usual skepticism about the strength of an economic recovery. But Fed
Chairman Greenspan has gone on record as saying that he expects job creation to follow soon. Finally, recent economic data suggests that
Mr. Greenspan has been right. Surveys of U.S. CEOs reveal rising optimism and hiring plans. And this improvement in the hiring picture is mirrored in Japan, where strong export growth to China and a strengthening domestic economy support the first sustainable improvements in wages and employment in years.

Outlook

Recent data from around the world confirms our faith in the recovery, and we expect this news to buoy the cyclical holdings that paused during the first quarter of 2004. The world is moving from a synchronized recovery to a synchronized expansion, which means robust but moderating growth. And the Fed's first move toward higher rates is now on the world's radar screen. These realities naturally inform our stock selection and our approach to portfolio risk. But we believe that investors will become increasingly comfortable with the constructive earnings environment that still lies ahead.

                                    Portfolio Facts
                                 As of April 30, 2004
                     A Share               B Share        Institutional Share
               ------------------    ------------------   -------------------
Ticker                      AAITX                 BBITX                   N/A
Transfer Agent ID             023                   084                   093
Net Assets           $162,121,585            $8,209,186            $3,392,263
NAV                         $8.79                 $8.49                 $8.89
NAV -- High+   4/12/2004 -- $9.24    4/12/2004 -- $8.93    4/12/2004 -- $9.34
NAV -- Low+     5/1/2003 -- $6.69     5/1/2003 -- $6.53     5/1/2003 -- $6.75
Number of Holdings: 86          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                     The AAL                       Consumer
                     International   MSCI EAFE      Price
  Date               Fund            Index***       Index****
------------------------------------------------------------------------
August 1, 1995         9,450         10,000         10,000
          1995         9,469          9,619         10,026
          1995         9,431          9,806         10,046
          1995         9,412          9,543         10,079
          1995         9,412          9,808         10,072
          1995         9,586         10,203         10,066
          1996         9,994         10,245         10,125
          1996         9,956         10,280         10,157
          1996        10,107         10,498         10,210
          1996        10,496         10,804         10,249
          1996        10,439         10,605         10,269
          1996        10,486         10,664         10,275
          1996        10,136         10,353         10,295
          1996        10,164         10,375         10,315
          1996        10,354         10,651         10,348
          1996        10,448         10,542         10,380
          1996        10,818         10,961         10,400
          1996        10,757         10,820         10,400
          1997        10,953         10,442         10,433
          1997        11,198         10,613         10,466
          1997        11,179         10,651         10,492
          1997        11,159         10,708         10,505
          1997        11,669         11,404         10,498
          1997        12,023         12,033         10,511
          1997        12,101         12,228         10,525
          1997        11,709         11,315         10,544
          1997        11,875         11,949         10,571
          1997        11,198         11,030         10,597
          1997        11,012         10,918         10,590
          1997        10,861         11,013         10,577
          1998        11,151         11,517         10,597
          1998        11,549         12,255         10,616
          1998        11,903         12,633         10,636
          1998        11,978         12,733         10,656
          1998        12,097         12,671         10,675
          1998        11,946         12,767         10,689
          1998        11,828         12,896         10,702
          1998        10,807         11,299         10,715
          1998        10,453         10,952         10,728
          1998        11,001         12,094         10,754
          1998        11,592         12,714         10,754
          1998        12,063         13,215         10,748
          1999        12,570         13,176         10,774
          1999        12,142         12,862         10,787
          1999        12,333         13,399         10,820
          1999        12,795         13,942         10,898
          1999        12,356         13,224         10,898
          1999        12,717         13,739         10,898
          1999        13,066         14,148         10,931
          1999        13,438         14,199         10,957
          1999        13,652         14,342         11,010
          1999        14,160         14,880         11,030
          1999        14,937         15,397         11,036
          1999        16,847         16,778         11,036
          2000        16,215         15,712         11,062
          2000        17,388         16,135         11,128
          2000        17,332         16,761         11,220
          2000        15,854         15,879         11,226
          2000        15,325         15,491         11,233
          2000        16,057         16,097         11,298
          2000        15,415         15,422         11,318
          2000        15,708         15,556         11,331
          2000        14,772         14,798         11,390
          2000        14,219         14,449         11,410
          2000        13,475         13,907         11,416
          2000        13,793         14,401         11,410
          2001        13,935         14,394         11,482
          2001        12,687         13,315         11,528
          2001        11,722         12,427         11,554
          2001        12,428         13,291         11,600
          2001        11,887         12,822         11,652
          2001        11,392         12,297         11,672
          2001        11,110         12,074         11,639
          2001        10,569         11,768         11,639
          2001         9,380         10,576         11,692
          2001         9,604         10,847         11,652
          2001        10,086         11,246         11,633
          2001        10,163         11,313         11,587
          2002         9,638         10,712         11,613
          2002         9,853         10,787         11,659
          2002        10,306         11,371         11,725
          2002        10,282         11,446         11,790
          2002        10,259         11,602         11,790
          2002         9,841         11,121         11,797
          2002         8,803         12,227         11,810
          2002         8,684         12,169         11,849
          2002         7,777         10,845         11,869
          2002         8,243         11,429         11,899
          2002         8,493         11,948         11,899
          2002         8,135         11,546         11,872
          2003         7,727         11,064         11,925
          2003         7,548         10,810         12,017
          2003         7,284         10,598         12,089
          2003         8,003         11,636         12,063
          2003         8,422         12,341         12,043
          2003         8,650         12,640         12,056
          2003         8,925         12,945         12,069
          2003         9,201         13,258         12,115
          2003         9,177         13,667         12,154
          2003         9,836         14,519         12,141
          2003         9,956         14,843         12,109
          2003        10,532         16,004         12,095
          2004        10,616         16,231         12,154
          2004        10,844         16,609         12,220
          2004        10,880         16,709         12,299
April 30, 2004       $10,544        $16,345        $12,338

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          8/1/1995
----------------------------------------------------------------
without sales charge     31.75%        (3.80)%             1.26%
with sales charge        24.48%        (4.88)%             0.61%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     30.21%        (4.95)%           (1.03)%
with sales charge        26.21%        (4.95%)           (1.03)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          33.04%        (3.04)%           (0.24)%

Footnotes read:

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the MSCI EAFE Index and the Consumer Price Index
     do not reflect any such charges. If you were to
     purchase any of the above individual stocks or funds
     represented in these Indexes, any charges you would pay
     would reduce your total return as well.

***  The Morgan Stanley Capital International Europe, Australasia, Far
     East Index (MSCI EAFE Index) is a stock index designed
     to measure the equity performance of developed
     countries outside of North America. It is not possible
     to invest directly in the Index. The performance of the
     Index does not reflect deductions for fees, expenses or
     taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Capital Growth Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz, Portfolio Manager

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The AAL Capital Growth Fund generated a total return of 15.23% for the
12 months ended April 30, 2004, compared to 22.87% for the S&P 500
Index and a median return of 19.57% for its Lipper Inc. peer group of similar funds. The reporting period can be divided into two segments.
Between April 2003 and January 2004, U.S. stocks staged a virtually uninterrupted rally as leadership resided in lower-quality companies and speculative sectors. From February 2004 through April 2004, however, equity prices drifted lower in fits and starts as investors sought refuge in higher-quality names.

Puzzle Complete

The primary catalyst for the abrupt shift in market sentiment was a series of strongly positive economic reports, the most important of which showed dramatic improvement in the nation's sluggish labor market. Until February, lackluster job growth was widely viewed as the last missing piece of the recovery puzzle. With the key federal funds rate at a 46-year low, many investors took advantage of cheap credit to place speculative bets in riskier segments of the equity market.
When the foundation for a lasting recovery finally fell into place, the likelihood that the Federal Reserve Board would soon take away the monetary punch bowl caused the speculative party to break up and leadership to revert to larger capitalization and higher-quality stocks.

The Fund's relative performance was severely impaired over the first nine months of the period by the tendency of many lower-quality companies to outperform amid the easy-money conditions that prevailed at that time. In particular, we did not expect technology stocks to bounce back so strongly and quickly after the bursting of the tech bubble. As a result, we were significantly underweighted to the technology sector. Notably, it is the Fund's philosophy to seek out quality companies selling at reasonable prices, even during periods when market conditions might favor riskier stocks. Our determination to stick with our strategy benefited relative performance over the last few months of the period, as investors took profits in
smaller-cap and technology stocks and reallocated money to more stable segments of the market. However, the magnitude of Fund outperformance during that late period fell far short of what was necessary to match our benchmark and peer group over the entire reporting period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                         22.6%
Information Technology             14.1%
Consumer Discretionary             14.1%
Consumer Staples                   11.5%
Health Care                        10.9%
Industrials                         8.9%
Energy                              8.3%
Communications Services             2.3%
Utilities                           0.4%

Top 10 Holdings
(% of Portfolio)

Walgreen Company                       3.4%
American International Group, Inc.     3.4%
Cox Communications, Inc.               3.4%
Altria Group, Inc.                     3.2%
Pfizer, Inc.                           3.1%
Microsoft Corporation                  3.1%
Comcast Corporation                    3.0%
Citigroup, Inc.                        2.9%
Wal-Mart Stores, Inc.                  2.9%
Exxon Mobil Corporation                2.7%

These common stocks represent 31.1% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The clear investment skies that characterized most of 2003 have given way to a hazy and unsettled environment. While the bull market could still mount another charge later this year, the chances of a longer correction have increased for several reasons. First, authorities in
China are attempting to slow their country's overheated economy without causing a recession. Executing such an economic "soft landing"
is tricky at best, and the results are far from guaranteed. If China lapses into recession, there would be significant negative
implications for the global economy. Also, while U.S. corporate profitability remains strong, earnings growth nonetheless will slow from its recent breakneck pace. Assuming yields on cash and bonds increase, stocks will appear more expensive relative to competing asset classes. Finally, the geopolitical environment has become increasingly unpredictable as the level of violence has escalated in the Middle East. Given our numerous concerns, we have positioned the
Fund defensively, with overweighted positions in less economically sensitive stocks and those with strong financial characteristics.

                                  Portfolio Facts
                                As of April 30, 2004
                      A Share               B Share         Institutional Share
                ------------------     ------------------   -------------------
Ticker                       AALGX                  BBLGX                 IILGX
Transfer Agent ID              017                    067                   090
Net Assets          $2,807,384,900            $75,263,766           $84,851,101
NAV                         $29.15                 $27.55                $29.24
NAV -- High+   1/26/2004 -- $30.40    1/26/2004 -- $28.82   1/26/2004 -- $30.45
NAV -- Low+     5/1/2003 -- $25.35     5/1/2003 -- $24.15    5/1/2003 -- $25.42
Number of Holdings: 110          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                     The AAL                        Consumer
                     Capital         S&P 500        Price
  Date               Growth Fund     Index**        Index***
------------------------------------------------------------------------
April 30, 1994         9,450         10,000         10,000
          1994         9,463         10,164         10,007
          1994         9,256          9,915         10,041
          1994         9,481         10,241         10,068
          1994         9,751         10,660         10,109
          1994         9,619         10,400         10,136
          1994         9,857         10,633         10,142
          1994         9,560         10,246         10,156
          1994         9,732         10,398         10,156
          1995         9,975         10,668         10,197
          1995        10,301         11,084         10,237
          1995        10,482         11,411         10,271
          1995        10,808         11,747         10,305
          1995        11,183         12,216         10,326
          1995        11,327         12,500         10,346
          1995        11,712         12,914         10,346
          1995        11,663         12,947         10,373
          1995        12,216         13,493         10,393
          1995        12,153         13,445         10,427
          1995        12,607         14,035         10,421
          1995        12,748         14,306         10,414
          1996        13,276         14,793         10,475
          1996        13,298         14,930         10,509
          1996        13,277         15,073         10,563
          1996        13,602         15,296         10,604
          1996        13,899         15,690         10,624
          1996        13,888         15,750         10,631
          1996        13,263         15,054         10,651
          1996        13,539         15,372         10,672
          1996        14,506         16,237         10,706
          1996        14,681         16,684         10,739
          1996        15,844         17,946         10,760
          1996        15,559         17,590         10,760
          1997        16,566         18,689         10,794
          1997        16,398         18,836         10,828
          1997        15,613         18,062         10,855
          1997        16,398         19,140         10,868
          1997        17,496         20,305         10,862
          1997        18,287         21,215         10,875
          1997        19,610         22,903         10,889
          1997        18,647         21,620         10,909
          1997        19,457         22,804         10,936
          1997        19,243         22,042         10,963
          1997        20,122         23,063         10,957
          1997        20,782         23,459         10,943
          1998        20,838         23,718         10,963
          1998        22,485         25,429         10,984
          1998        23,420         26,731         11,004
          1998        23,692         27,000         11,024
          1998        22,996         26,536         11,045
          1998        24,452         27,614         11,058
          1998        24,132         27,320         11,072
          1998        20,466         23,370         11,085
          1998        21,850         24,867         11,099
          1998        23,563         26,889         11,126
          1998        24,884         28,519         11,126
          1998        26,641         30,162         11,119
          1999        27,943         31,424         11,147
          1999        27,365         30,447         11,160
          1999        28,341         31,665         11,194
          1999        29,188         32,892         11,275
          1999        28,659         32,115         11,275
          1999        30,179         33,898         11,275
          1999        29,422         32,839         11,309
          1999        28,697         32,677         11,337
          1999        28,396         31,781         11,391
          1999        30,342         33,792         11,411
          1999        31,034         34,479         11,418
          1999        32,664         36,510         11,418
          2000        30,998         34,676         11,445
          2000        29,983         34,019         11,513
          2000        32,812         37,348         11,608
          2000        31,897         36,224         11,615
          2000        31,938         35,480         11,621
          2000        32,865         36,355         11,689
          2000        32,270         35,787         11,710
          2000        33,667         38,009         11,723
          2000        32,370         36,003         11,784
          2000        32,956         35,851         11,805
          2000        31,494         33,024         11,811
          2000        32,307         33,186         11,805
          2001        32,071         34,363         11,879
          2001        30,473         31,230         11,927
          2001        28,964         29,251         11,954
          2001        30,561         31,525         12,001
          2001        30,306         31,736         12,056
          2001        29,238         30,963         12,076
          2001        28,656         30,659         12,042
          2001        26,849         28,739         12,042
          2001        25,015         26,419         12,096
          2001        25,738         26,923         12,056
          2001        27,378         28,988         12,035
          2001        27,800         29,242         11,988
          2002        27,376         28,815         12,015
          2002        26,847         28,260         12,062
          2002        27,853         29,322         12,130
          2002        26,327         27,545         12,198
          2002        26,177         27,342         12,198
          2002        24,177         25,394         12,205
          2002        22,296         23,414         12,219
          2002        22,384         23,569         12,259
          2002        19,894         21,010         12,280
          2002        21,739         22,857         12,310
          2002        22,649         24,201         12,310
          2002        21,475         22,780         12,283
          2003        21,059         22,185         12,337
          2003        20,829         21,851         12,432
          2003        21,006         22,063         12,507
          2003        22,466         23,879         12,480
          2003        23,475         25,136         12,460
          2003        23,506         25,457         12,473
          2003        23,834         25,906         12,487
          2003        24,179         26,411         12,534
          2003        23,913         26,131         12,575
          2003        24,995         27,608         12,561
          2003        24,968         27,851         12,527
          2003        26,012         29,311         12,514
          2004        26,447         29,848         12,575
          2004        26,625         30,263         12,643
          2004        26,137         29,807         12,724
April 30, 2004       $25,888        $29,339        $12,765

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     15.23%        (2.37)%            10.60%
with sales charge         8.88%        (3.47)%             9.98%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     13.89%        (3.42)%             6.31%
with sales charge         9.89%        (3.42)%             6.31%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          15.76%        (1.96)%             4.28%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P 500 Index and the Consumer Price Index do
    not reflect any such charges. If you were to purchase
    any of the above individual stocks or funds represented
    in these Indexes, any charges you would pay would
    reduce your total return as well.

**  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Large Company Index Fund

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Large Company Index Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

The AAL Large Company Index Fund returned 22.00% for the 12-month period ended April 30, 2004, versus a return of 22.87% for the S&P 500
Index. The Fund's Lipper Inc. peer group of similar S&P 500 Index funds posted a median return of 22.15% for the period. The difference in performance between the Fund and the benchmark was primarily a result of expenses charged to the Fund that do not apply to the unmanaged index. The Fund achieved its objective of providing a return approximating that of the S&P 500 Index, after fees and expenses.

A Strong Period For Large-Cap Stocks

The Fund's share price trended upward over the past 12 months, with the exception of September, March and April. The September decline was closely followed by another strong period for stocks from October through February, with a decline in March and April to close the period. Stocks in every economic sector showed positive returns for the period, with energy and materials stocks leading with gains of more than 33% and 27%, respectively.

The AAL Large Company Index Fund, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The Fund's objective is to replicate the performance of the
S&P 500 Index to provide broad exposure to large-capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the index to mirror the composition of the index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the index. All of these variables will have less of an impact on performance as the Fund grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                         19.2%
Information Technology             15.4%
Health Care                        12.7%
Consumer Staples                   10.9%
Consumer Discretionary             10.7%
Industrials                        10.1%
Energy                              5.8%
Communications Services             3.3%
Utilities                           2.8%
Materials                           2.8%

Top 10 Holdings
(% of Portfolio)

General Electric Company            2.8%
Microsoft Corporation               2.6%
Exxon Mobil Corporation             2.5%
Pfizer, Inc.                        2.5%
Citigroup, Inc.                     2.2%
Wal-Mart Stores, Inc.               2.2%
American International Group, Inc.  1.7%
Intel Corporation                   1.5%
Bank of America Corporation         1.5%
Johnson & Johnson                   1.4%

These common stocks represent 20.9% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Our near-term outlook for U.S. stocks remains positive. Economic growth and corporate profits appear strong, hiring is picking up, and consumer and business spending is brisk. As the economy heats up, however, inflation may resurge, prompting the Federal Reserve to push up interest rates. Higher interest rates are an expense for businesses and consumers that could brake economic growth, cut into profits, and slow stock price gains.

           Portfolio Facts
        As of April 30, 2004
                 Institutional Share
                 -------------------
Ticker                         IILCX
Transfer Agent ID                096
Net Assets               $28,719,305
NAV                            $7.55
NAV -- High+      2/11/2004 -- $7.88
NAV -- Low+        5/1/2003 -- $6.31
Number of Holdings: 500          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*/1/

                       The AAL                         Consumer
                      Large Company     S&P 500        Price
  Date                Index Fund        Index***       Index**
------------------------------------------------------------------------
December 31, 1999        10,000         10,000         10,000
             2000         9,530          9,498         10,024
             2000         9,360          9,318         10,083
             2000        10,270         10,229         10,166
             2000         9,950          9,922         10,172
             2000         9,740          9,718         10,178
             2000         9,990          9,958         10,238
             2000         9,840          9,802         10,255
             2000        10,450         10,411         10,267
             2000         9,900          9,861         10,321
             2000         9,850          9,819         10,339
             2000         9,070          9,045         10,345
             2000         9,113          9,089         10,339
             2001         9,426          9,412         10,404
             2001         8,558          8,554         10,446
             2001         8,023          8,012         10,469
             2001         8,639          8,634         10,511
             2001         8,690          8,692         10,559
             2001         8,488          8,481         10,576
             2001         8,397          8,397         10,547
             2001         7,872          7,872         10,547
             2001         7,236          7,236         10,594
             2001         7,347          7,374         10,559
             2001         7,902          7,940         10,541
             2001         7,965          8,009         10,499
             2002         7,853          7,892         10,523
             2002         7,700          7,740         10,564
             2002         7,985          8,031         10,624
             2002         7,497          7,544         10,683
             2002         7,446          7,489         10,683
             2002         6,918          6,955         10,689
             2002         6,390          6,413         10,701
             2002         6,431          6,455         10,737
             2002         5,740          5,754         10,755
             2002         6,238          6,260         10,781
             2002         6,593          6,629         10,781
             2002         6,207          6,239         10,758
             2003         6,043          6,076         10,805
             2003         5,950          5,985         10,888
             2003         5,991          6,043         10,954
             2003         6,496          6,540         10,930
             2003         6,835          6,885         10,912
             2003         6,918          6,973         10,924
             2003         7,031          7,096         10,936
             2003         7,165          7,234         10,978
             2003         7,082          7,157         11,013
             2003         7,484          7,562         11,001
             2003         7,535          7,628         10,972
             2003         7,935          8,028         10,960
             2004         8,072          8,175         11,013
             2004         8,187          8,289         11,073
             2004         8,061          8,164         11,144
   April 30, 2004        $7,925         $8,036        $11,180

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          12/31/1999
----------------------------------------------------------------
Net Asset Value                       22.00%             (5.22)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects Fund expenses, net of any
    reimbursements, while the Consumer Price Index and the
    S&P 500 Index do not reflect such charges. If you were
    to purchase any of the above individual stocks or funds
    represented in these Indexes, any charges you would pay
    would reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. "S&P 500(registered trademark)" is a trademark
    of The McGraw-Hill Companies, Inc. and has been
    licensed for use by Thrivent Financial for Lutherans.
    The product is not sponsored, endorsed or promoted by
    Standard & Poor's and Standard & Poor's makes no
    representation regarding the advisability of investing
    in the product. Index funds are subject to the same
    market risks associated with the stocks in their
    respective indexes. It is not possible to invest
    directly in the Index. The performance of the Index
    does not reflect deductions for fees, expenses or
    taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Large Company Index Fund II

[PHOTO OMITTED: KEVIN R. BRIMMER]

Kevin R. Brimmer, Portfolio Manager

The AAL Large Company Index Fund II seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

The AAL Large Company Index Fund II returned 22.09% for the 12-month period ended April 30, 2004, versus a return of 22.87% for the S&P 500
Index. The Fund's Lipper Inc. peer group of similar S&P 500 Index funds posted a median return of 22.15% for the period. The difference in performance between the Fund and the benchmark was primarily a result of expenses charged to the Fund that do not apply to the unmanaged index. The Fund achieved its objective of providing a return approximating that of the S&P 500 Index, after fees and expenses.

A Strong Period For Large-Cap Stocks

The Fund's share price trended upward over the past 12 months, with the exception of September, March and April. The September decline was closely followed by another strong period for stocks from October through February, with a decline in March and April to close the period. Stocks in every economic sector showed positive returns for the period, with energy and materials stocks leading with gains of more than 33% and 27%, respectively.

The AAL Large Company Index Fund II, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The Fund's objective is to replicate the performance of the
S&P 500 Index to provide broad exposure to large-capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the index to mirror the composition of the index as closely as possible, while at the same time trying to keep transaction costs at a minimum. Generally, variances in performance relative to the index are a function of fund expenses, transaction costs, and minor differences in portfolio composition relative to that of the index. All of these variables will have less of an impact on performance as the Fund grows in size.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                         19.1%
Information Technology             15.3%
Health Care                        12.7%
Consumer Staples                   10.9%
Consumer Discretionary             10.5%
Industrials                        10.1%
Energy                              5.8%
Communications Services             3.3%
Utilities                           2.8%
Materials                           2.7%

Top 10 Holdings
(% of Portfolio)

General Electric Company               2.8%
Microsoft Corporation                  2.5%
Exxon Mobil Corporation                2.5%
Pfizer, Inc.                           2.5%
Citigroup, Inc.                        2.2%
Wal-Mart Stores, Inc.                  2.2%
American International Group, Inc.     1.7%
Intel Corporation                      1.5%
Bank of America Corporation            1.5%
Johnson & Johnson                      1.4%

These common stocks represent 20.8% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Our near-term outlook for U.S. stocks remains positive. Economic growth and corporate profits appear strong, hiring is picking up, and consumer and business spending is brisk. As the economy heats up, however, inflation may resurge, prompting the Federal Reserve to push up interest rates. Higher interest rates are an expense for businesses and consumers that could brake economic growth, cut into profits, and slow stock price gains.

                             Portfolio Facts
                          As of April 30, 2004
                            A Share                B Share
                      ------------------     ------------------
Ticker                             AALCX                  BLCIX
Transfer Agent ID                    031                    081
Net Assets                   $51,153,068             $6,360,543
NAV                                $7.61                  $7.44
NAV -- High+          2/11/2004 -- $7.94     2/11/2004 -- $7.78
NAV -- Low+            5/1/2003 -- $6.29      5/1/2003 -- $6.15
Number of Holdings: 500          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                   The AAL                          Consumer
                   Large Company     S&P 500        Price
  Date             Index Fund II     Index***       Index**
------------------------------------------------------------------------
  July 1, 2000         9,450         10,000         10,000
          2000         9,270          9,743         10,017
          2000         9,828         10,348         10,029
          2000         9,299          9,802         10,081
          2000         9,223          9,761         10,099
          2000         8,477          8,991         10,104
          2000         8,514          9,035         10,099
          2001         8,779          9,356         10,163
          2001         7,966          8,503         10,203
          2001         7,456          7,964         10,226
          2001         8,023          8,583         10,267
          2001         8,061          8,640         10,313
          2001         7,853          8,430         10,331
          2001         7,768          8,347         10,302
          2001         7,277          7,825         10,302
          2001         6,691          7,193         10,348
          2001         6,804          7,330         10,313
          2001         7,305          7,892         10,296
          2001         7,362          7,961         10,255
          2002         7,248          7,845         10,279
          2002         7,106          7,694         10,319
          2002         7,362          7,983         10,377
          2002         6,917          7,499         10,435
          2002         6,851          7,444         10,435
          2002         6,360          6,914         10,441
          2002         5,878          6,375         10,453
          2002         5,916          6,417         10,488
          2002         5,283          5,720         10,505
          2002         5,736          6,223         10,531
          2002         6,057          6,589         10,531
          2002         5,703          6,202         10,508
          2003         5,551          6,040         10,554
          2003         5,466          5,949         10,636
          2003         5,494          6,007         10,700
          2003         5,978          6,501         10,676
          2003         6,282          6,843         10,659
          2003         6,367          6,931         10,671
          2003         6,472          7,053         10,682
          2003         6,595          7,190         10,723
          2003         6,519          7,114         10,758
          2003         6,889          7,517         10,746
          2003         6,946          7,583         10,717
          2003         7,299          7,980         10,705
          2004         7,433          8,126         10,758
          2004         7,538          8,239         10,816
          2004         7,423          8,115         10,885
April 30, 2004        $7,299         $7,988        $10,920

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  22.09%             (6.53)%
with sales charge                     15.32%             (7.89)%

                                                            From
                                                       Inception
Class B/2/                            1-Year            7/1/2000
----------------------------------------------------------------
without sales charge                  20.98%             (7.44)%
with sales charge                     16.98%             (7.92)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and the S&P 500 Index do
    not reflect any such charges. If you were to purchase
    any of the above individual stocks or funds represented
    in these Indexes, any charges you would pay would
    reduce your total return as well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. "S&P 500(registered trademark)" is a trademark
    of The McGraw-Hill Companies, Inc. and has been
    licensed for use by Thrivent Financial for Lutherans.
    The product is not sponsored, endorsed or promoted by
    Standard & Poor's and Standard & Poor's makes no
    representation regarding the advisability of investing
    in the product. Index funds are subject to the same
    market risks associated with the stocks in their
    respective indexes. It is not possible to invest
    directly in the Index. The performance of the Index
    does not reflect deductions for fees, expenses or
    taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

The AAL Equity Income Fund

[LOGO OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK]

Thrivent Investment Management Inc.

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

While low-quality stocks were the stars of the period, most large-cap investors realized outstanding returns during the 12-month period ended April 30, 2004. During this period, The AAL Equity Income Fund produced a 24.51% total return. During the same period, its Lipper
Inc. peer group produced a median return of 24.37%. Meanwhile, the
Fund's previous market benchmark, the S&P 500/Barra Value Index returned 27.91%, while its current benchmark, the Russell 1000 Value
Index, returned 26.27%.  Because the Russell 1000 Value Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the
S&P 500/Barra Value Index.

Low Quality, High Returns

The AAL Equity Income Fund produced strong returns during the 12-month period despite the fact that market conditions were less than ideal in relation to the Fund's risk profile. While much of the market enjoyed a vigorous rally in 2003, low quality stocks were clearly the biggest winners.

Due to the inherent high risks associated with such stocks, most institutional investors -- including the AAL Equity Income Fund --
rarely incorporate these low-quality names into their portfolios.
However, despite often trading at levels consistent with companies on the verge of bankruptcy, these lower-quality stocks can offer a higher reward (though perhaps not warranted based on valuations) during the early stages of an economic recovery. Much of last year offered the perfect environment for just such a scenario.

Over a reasonable time horizon, though, we strongly believe that higher-quality stocks can offer significant growth without the substantial risk associated with lower-quality alternatives, which can often decline as spectacularly as they rally.

The final months of the period offered evidence of this as the situation reversed and lower quality stocks dipped. Since then, higher-quality stocks have enjoyed a resurgence as more traditional market indicators such as quality and valuations are guiding a more rational rise and fall of stocks. Consistent with this,the Fund picked up performance in the final months of the period.

Favorable fundamentals led us to a strategic overweighting in the materials sector, which reaped the benefits of an exceptional steel market throughout much of the period. Sustainability concerns then led us to sell off all of our holdings by April, before the materials market dropped significantly. In addition, the Fund benefited from the strong performance of the energy sector (oil and natural gas) and health care (pharmaceuticals). An underweighted position in the consumer discretionary sector-department stores, in particular-and financials negatively affected the Fund's performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                         27.8%
Consumer Discretionary             11.9%
Energy                             11.0%
Industrials                        10.7%
Information Technology              7.7%
Consumer Staples                    6.9%
Health Care                         6.4%
Materials                           4.7%
Communications Services             4.3%
Utilities                           3.5%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                         3.6%
Bank of America Corporation             2.8%
Exxon Mobil Corporation                 2.6%
ConocoPhillips Company                  2.1%
J.P. Morgan Chase & Company             1.6%
American International Group, Inc.      1.6%
Wells Fargo & Company                   1.5%
Time Warner, Inc.                       1.4%
ChevronTexaco Corporation               1.4%
Tyco International, Ltd.                1.3%

These common stocks represent 19.9% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

The period in which smaller-cap stocks have enjoyed the upper hand, seemingly regardless of quality and valuations, appears ready for a reversal. Large-cap stocks should benefit from the return to prominence of valuations and quality and provide solid growth through the coming months.

Corporate profits continue to be on the rise, as fourth quarter earnings were solid. We believe this trend should continue through
2004 and will lead toward more capital spending and investment by corporations. These factors will be key to sustaining an economic recovery and are crucial for the market to continue to move higher. At this point, stocks as a whole appeared to be fully valued,
anticipating more positive news on the economic front.

                                     Portfolio Facts
                                  As of April 30, 2004
                     A Share              B Share         Institutional Share
               ------------------    ------------------   -------------------
Ticker                      AAUTX                 BBEIX                   N/A
Transfer Agent ID             022                   072                   092
Net Assets           $239,401,621            $7,497,192           $13,731,455
NAV                        $12.60                $12.50                $12.64
NAV -- High+   3/5/2004 -- $13.16    3/5/2004 -- $13.07    3/5/2004 -- $13.18
NAV -- Low+    5/1/2003 -- $10.18    5/1/2003 -- $10.15    5/1/2003 -- $10.20
Number of Holdings: 143          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                   Russell
                   The AAL        S&P              1000          Consumer
                   Equity         500/Barra        Value         Price
  Date             Income Fund    Value Index***   Index**       Index****
--------------------------------------------------------------------------
April 30, 2004         9,450        10,000        10,000        10,000
          1994         9,241         9,803        10,116        10,055
          1994         9,023         9,532         9,873        10,089
          1994         9,281         9,854        10,181        10,116
          1994         9,291        10,133        10,474        10,157
          1994         9,032         9,776        10,127        10,184
          1994         9,129         9,989        10,268        10,191
          1994         8,994         9,584         9,854        10,205
          1994         8,820         9,702         9,968        10,205
          1995         9,190         9,964        10,275        10,245
          1995         9,180        10,351        10,682        10,286
          1995         9,112        10,637        10,917        10,320
          1995         9,309        10,987        11,262        10,354
          1995         9,780        11,475        11,735        10,375
          1995         9,849        11,563        11,262        10,395
          1995         9,958        11,961        12,308        10,395
          1995         9,998        12,063        12,482        10,423
          1995        10,582        12,483        12,933        10,443
          1995        10,722        12,288        12,805        10,477
          1995        10,872        12,932        13,454        10,470
          1995        11,392        13,291        13,792        10,464
          1996        11,614        13,689        14,222        10,525
          1996        11,342        13,817        14,665        10,559
          1996        11,241        14,141        14,915        10,613
          1996        11,068        14,285        14,972        10,654
          1996        11,099        14,500        15,159        10,675
          1996        11,475        14,430        15,171        10,682
          1996        10,932        13,821        14,598        10,702
          1996        10,922        14,203        15,016        10,723
          1996        10,953        14,811        15,613        10,757
          1996        11,377        15,313        16,216        10,791
          1996        11,801        16,484        17,392        10,811
          1996        11,940        16,215        17,170        10,811
          1997        12,065        16,963        18,002        10,845
          1997        12,138        17,086        18,267        10,879
          1997        11,773        16,501        17,610        10,907
          1997        11,941        17,119        18,350        10,920
          1997        12,594        18,193        19,375        10,913
          1997        12,978        18,888        20,206        10,927
          1997        13,222        20,399        21,727        10,941
          1997        12,702        19,478        20,953        10,961
          1997        13,371        20,620        22,219        10,988
          1997        13,232        19,862        21,598        11,016
          1997        13,958        20,619        22,553        11,009
          1997        14,611        21,077        23,211        10,995
          1998        14,489        20,817        22,883        11,016
          1998        15,189        22,378        24,423        11,036
          1998        15,941        23,512        25,917        11,057
          1998        15,952        23,790        26,090        11,077
          1998        15,707        23,455        25,704        11,097
          1998        16,048        23,633        26,033        11,111
          1998        15,746        23,120        25,574        11,125
          1998        13,543        19,402        21,768        11,138
          1998        14,388        20,581        23,017        11,152
          1998        15,286        22,193        24,800        11,179
          1998        15,858        23,349        25,956        11,179
          1998        16,552        24,169        26,839        11,172
          1999        16,636        24,658        27,053        11,200
          1999        16,385        24,127        26,672        11,213
          1999        16,592        24,858        27,224        11,247
          1999        17,561        27,001        29,766        11,329
          1999        17,345        26,524        29,439        11,329
          1999        17,880        27,543        30,294        11,329
          1999        17,364        26,696        29,406        11,363
          1999        16,849        26,020        28,315        11,391
          1999        16,481        25,001        27,326        11,445
          1999        16,914        26,413        28,898        11,466
          1999        16,890        26,258        28,672        11,472
          1999        17,229        27,245        28,811        11,472
          2000        16,699        26,378        27,871        11,500
          2000        16,482        24,730        26,962        11,568
          2000        17,723        27,308        30,252        11,663
          2000        17,420        27,125        29,899        11,670
          2000        17,747        27,210        30,215        11,677
          2000        17,150        26,135        28,834        11,745
          2000        17,223        26,658        29,195        11,766
          2000        18,243        28,446        30,819        11,779
          2000        18,379        28,439        31,101        11,841
          2000        18,403        28,970        31,866        11,861
          2000        17,733        27,487        30,683        11,868
          2000        18,867        28,902        32,220        11,861
          2001        18,983        30,122        32,344        11,936
          2001        18,571        28,126        31,445        11,984
          2001        17,862        27,015        30,333        12,011
          2001        18,859        28,848        31,821        12,059
          2001        19,027        29,150        32,536        12,113
          2001        17,960        28,206        31,814        12,134
          2001        17,804        27,718        31,747        12,100
          2001        17,075        26,116        30,475        12,100
          2001        15,861        23,635        28,330        12,154
          2001        16,109        23,635        28,087        12,113
          2001        17,011        25,135        29,719        12,093
          2001        17,332        25,517        30,419        12,045
          2002        16,939        24,817        30,185        12,072
          2002        16,690        24,595        30,233        12,120
          2002        17,474        25,855        31,663        12,188
          2002        16,923        24,560        30,577        12,256
          2002        16,897        24,658        30,731        12,256
          2002        15,770        23,104        28,966        12,263
          2002        14,441        20,606        26,274        12,277
          2002        14,507        20,748        26,472        12,318
          2002        13,008        18,380        23,528        12,338
          2002        13,193        19,905        25,272        12,369
          2002        13,800        21,301        26,864        12,369
          2002        13,156        20,195        25,697        12,342
          2003        12,839        19,644        25,075        12,396
          2003        12,548        19,108        24,406        12,492
          2003        12,550        19,083        24,447        12,567
          2003        13,505        20,969        26,599        12,540
          2003        14,301        22,510        28,316        12,519
          2003        14,496        22,675        28,670        12,533
          2003        14,708        23,179        29,097        12,546
          2003        15,001        23,679        29,550        12,594
          2003        14,818        23,251        29,262        12,635
          2003        15,617        24,840        31,053        12,621
          2003        15,776        25,062        31,474        12,587
          2003        16,722        26,609        33,414        12,574
          2004        16,949        27,080        34,002        12,635
          2004        17,310        27,691        34,730        12,703
          2004        17,176        27,499        34,426        12,785
April 30, 2004       $16,816       $26,821       $32,138       $12,826

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         3/18/1994
----------------------------------------------------------------
without sales charge     24.51%        (0.86)%             5.80%
with sales charge        17.69%        (1.97)%             5.22%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     23.03%        (1.90)%             4.11%
with sales charge        19.03%        (1.90)%             4.11%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          25.16%        (0.37)%             2.86%

Footnotes read:

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Russell 1000 Value Index, the S&P 500/Barra
     Value Index and the Consumer Price Index do not reflect
     any such charges. If you were to purchase any of the
     above individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted
     growth rates within the Russell 1000 Index. It is not
     possible to invest directly in these Indexes. The
     performance of these Indexes does not reflect
     deductions for fees, expenses or taxes. The composition
     of the Russell 1000 Value Index serves as a better
     reflection of the Fund's current investment strategy
     than does the S&P 500/Barra Value Index.

***  The S&P 500/Barra Value Index is an capitalization-weighted index comprised of the lowest price-to-book ratio securities
     in the S&P 500 Index. The S&P 500/Barra Value Index is
     designed so that approximately one-half of the S&P 500
     market capitalization is characterized as "value" and
     the other half as "growth." It is not possible to
     invest directly in these Indexes. The performance of
     these Indexes does not reflect deductions for fees,
     expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Balanced Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ AND ALAN D. ONSTAD]

Frederick L. Plautz (left) and Alan D. Onstad (right), Portfolio
Co-Managers

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

For the 12-month period ended April 30, 2004, The AAL Balanced Fund generated a total return of 10.22% compared to returns of 22.87% for the S&P 500 Index and 1.82% for the Lehman U.S. Aggregate Bond Index,
and a median return of 14.80% for its Lipper Inc. peer group of similar funds. With benchmark interest rates at a 46-year low, the equity market generally prospered while bond yields rose in
anticipation of higher inflation and tighter monetary policy. Below is a look at the economic climate that existed during the reporting period and the Fund's performance during this time.

Speculative Fever

For most of the reporting period, strength in the U.S. equity market was concentrated in lower-quality and speculative stocks, including those in the still-pricey technology sector. Beginning in February
2004, however, many investors began to take profits from riskier areas of the market and move proceeds into more liquid, less expensive issues. The catalyst for the abrupt shift in sentiment was the release of data indicating that the U.S. labor market was finally reviving after a prolonged period of subpar growth. Since the employment picture was the last missing piece of the recovery puzzle, investors concluded that the Federal Reserve Board would soon move to end the period of exceptionally cheap credit. Typically, periods of rising interest rates undermine lower-quality stocks while bolstering demand for reasonably priced larger-capitalization companies with
above-average financial strength.

The Fund's Performance

Relative performance of the Fund's equity holdings reflected the changing nature of investor preferences. Our philosophy is to stick with liquid, high-quality and reasonably priced stocks through all market environments. Naturally, that approach severely undermined relative returns over the first nine months of the reporting period as speculative stocks outperformed.

We were particularly surprised that technology stocks rebounded so quickly after the bursting of the tech bubble. Relative performance improved over the final three months as investor appetite for quality returned. However, the magnitude of Fund outperformance during that late period fell far short of what was necessary to match our equity benchmark over the entire reporting period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                         16.0%
Consumer Discretionary              9.8%
Mortgage-Backed Securities          8.3%
Information Technology              7.7%
Consumer Staples                    6.3%
Health Care                         5.9%
Industrials                         5.0%
Energy                              4.6%
Asset-Backed Securities             3.3%
Communications Services             3.3%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association     4.2%
Federal National Mortgage Association     4.2%
Walgreen Company                          1.8%
American International Group, Inc.        1.8%
Cox Communications, Inc.                  1.7%
Altria Group, Inc.                        1.6%
Pfizer, Inc.                              1.6%
Microsoft Corporation                     1.6%
Comcast Corporation                       1.5%
Citigroup, Inc.                           1.5%

These common stocks and long term fixed income securities represent
21.5% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Top Industries represent long term non-government holdings.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Corporates lead Treasuries

Robust economic growth caused interest rates to rise over the reporting period, with the Treasury and agency sectors bearing the brunt of the increase. Meanwhile, corporate bonds fared better as investors grew more confident about the outlook for corporate profits.
In general, though, it was a volatile environment for the fixed-income market as investors discounted higher benchmark interest rates from the Federal Reserve.

The relative performance of the Fund's fixed-income investments benefited from a significant overweighted position in corporate debt, especially those issues at the lower end of the investment-grade category. Late in the reporting period, we began taking profits in that sector and moving proceeds into oversold government bonds in anticipation of a more problematic economic environment over the remainder of the year.

Outlook

With the U.S. economy displaying signs of overheating, it is only a matter of time before the Federal Reserve begins raising interest rates. As liquidity is gradually withdrawn from the financial system, we expect higher-quality stocks and bonds to benefit relative to their lower quality counterparts. In addition to rising interest rates, economic growth could be adversely impacted by high energy prices, which drain money from household budgets. Overseas, a growth slowdown or recession in China and continued geopolitical jitters in the Middle
East also could function as a brake on domestic economic activity.

                                 Portfolio Facts
                               As of April 30, 2004
                      A Share               B Share        Institutional Share
                ------------------    ------------------   -------------------
Ticker                       AABFX                 BBBFX                 IBBFX
Transfer Agent ID              026                   085                   056
Net Assets            $277,955,229           $18,630,111          $111,158,412
NAV                         $11.65                $11.60                $11.64
NAV -- High+    3/5/2004 -- $12.10    3/5/2004 -- $12.03    3/5/2004 -- $12.09
NAV -- Low+     5/1/2003 -- $10.74    5/1/2003 -- $10.69    5/1/2003 -- $10.73
Number of Holdings: 438          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                     Lehman
                        The AAL                      Brothers       Consumer
                        Balanced      S&P 500        Aggregate      Price
  Date                  Fund          Index***       Bond Index**   Index****
------------------------------------------------------------------------------
December 29, 1997         9,450         10,000         10,000         10,000
             1997         9,450         10,180         10,008          9,988
             1998         9,507         10,293         10,136         10,006
             1998         9,932         11,035         10,129         10,025
             1998        10,175         11,599         10,164         10,043
             1998        10,241         11,716         10,217         10,062
             1998        10,099         11,515         10,314         10,080
             1998        10,502         11,982         10,401         10,093
             1998        10,426         11,855         10,423         10,105
             1998         9,569         10,143         10,593         10,118
             1998        10,024         10,793         10,841         10,130
             1998        10,416         11,670         10,783         10,155
             1998        10,722         12,377         10,845         10,155
             1998        11,155         13,090         10,877         10,149
             1999        11,481         13,637         10,955         10,173
             1999        11,270         13,213         10,764         10,186
             1999        11,519         13,742         10,823         10,217
             1999        11,721         14,274         10,858         10,291
             1999        11,548         13,937         10,762         10,291
             1999        11,829         14,710         10,728         10,291
             1999        11,655         14,251         10,683         10,322
             1999        11,499         14,180         10,677         10,347
             1999        11,489         13,792         10,801         10,396
             1999        11,908         14,664         10,841         10,415
             1999        12,065         14,963         10,840         10,421
             1999        12,378         15,844         10,788         10,421
             2000        12,024         15,048         10,753         10,446
             2000        11,877         14,763         10,883         10,508
             2000        12,489         16,207         11,026         10,594
             2000        12,281         15,720         10,994         10,601
             2000        12,271         15,397         10,989         10,607
             2000        12,552         15,777         11,218         10,669
             2000        12,482         15,530         11,320         10,687
             2000        12,811         16,494         11,484         10,700
             2000        12,592         15,624         11,556         10,755
             2000        12,743         15,558         11,633         10,774
             2000        12,522         14,331         11,823         10,780
             2000        12,788         14,401         12,042         10,774
             2001        12,808         14,912         12,239         10,842
             2001        12,525         13,552         12,346         10,885
             2001        12,295         12,694         12,408         10,910
             2001        12,662         13,680         12,356         10,954
             2001        12,621         13,772         12,431         11,003
             2001        12,381         13,437         12,478         11,022
             2001        12,371         13,305         12,757         10,991
             2001        12,011         12,472         12,903         10,991
             2001        11,654         11,465         13,053         11,040
             2001        11,933         11,683         13,326         11,003
             2001        12,316         12,579         13,143         10,985
             2001        12,402         12,690         13,059         10,941
             2002        12,319         12,505         13,165         10,966
             2002        12,194         12,263         13,292         11,009
             2002        12,361         12,725         13,071         11,071
             2002        12,027         11,953         13,325         11,133
             2002        12,027         11,865         13,438         11,133
             2002        11,536         11,020         13,554         11,139
             2002        11,053         10,161         13,718         11,152
             2002        11,148         10,228         13,949         11,189
             2002        10,504          9,117         14,175         11,207
             2002        11,011          9,919         14,110         11,235
             2002        11,264         10,502         14,106         11,235
             2002        10,993          9,886         14,398         11,211
             2003        10,877          9,627         14,411         11,260
             2003        10,877          9,482         14,610         11,347
             2003        10,927          9,574         14,598         11,415
             2003        11,438         10,363         14,719         11,390
             2003        11,842         10,908         14,993         11,372
             2003        11,853         11,047         14,963         11,384
             2003        11,821         11,242         14,460         11,397
             2003        11,949         11,461         14,556         11,440
             2003        11,991         11,340         14,941         11,477
             2003        12,281         11,981         14,802         11,465
             2003        12,292         12,086         14,837         11,434
             2003        12,636         12,720         14,988         11,421
             2004        12,809         12,953         15,109         11,477
             2004        12,916         13,133         15,272         11,539
             2004        12,813         12,935         15,387         11,613
   April 30, 2004       $12,607        $12,732        $14,987        $11,651

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/                1-Year         5-Year       12/29/1997
----------------------------------------------------------------
without sales charge      10.22%          1.47%            4.65%
with sales charge          4.12%          0.32%            3.72%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        12/29/1997
----------------------------------------------------------------
without sales charge      9.22%          0.55%             3.92%
with sales charge         5.22%          0.55%             3.92%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          10.75%          1.92%             5.03%

Footnotes read:

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Lehman Brothers Aggregate Bond Index, the S&P
     500 Index and the Consumer Price Index do not reflect
     any such charges. If you were to purchase any of the
     above individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The Lehman Brothers Aggregate Bond Index is an index that
     measures the performance of U.S. investment grade
     bonds. It is not possible to invest directly in the
     Index. The performance of the Index does not reflect
     deductions for fees, expenses or taxes.

***  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
     stocks. It is not possible to invest directly in the
     Index. The performance of the Index does not reflect
     deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing.  Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL High Yield Bond Fund

[LOGO OMITTED: PACIFIC INVESTMENT MANAGEMENT COMPANY]

Pacific Investment Management Company, LLC, Portfolio Subadviser

The AAL High Yield Bond Fund seeks high current income and secondary capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds."* The
Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Effective June 1, 2004, the subadvisory agreement was terminated and
Thrivent Investment Management Inc. has assumed the responsibility for advisory services.

The high-yield bond market finished the 12 months ended April 30,
2004, on a high note, despite a deceleration over the final three months. The AAL High Yield Bond Fund provided a 12.08% total return for the period, while its Lipper Inc. peer group of similar high-yield bond funds posted a 13.61% median return. The Fund's unmanaged benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, registered a 14.34% total return.

Improving credit fundamentals and large cash flows into high-yield bonds boosted performance from 2002 lows and powered a rally in 2003.
Default rates, which began falling from a peak in the last quarter of
2002, continued descending through April 2004 to below their 10-year average. The top-performing industry was air transportation, which rebounded from a trough caused in part by SARS, the war in Iraq, and terrorism. Also leading the overall market were insurance, non-air transportation, and consumer products. Weighing down the market were textiles, publishing/printing, and leisure sectors. Lower-quality bonds led performance, as CCC and lower-rated issues more than doubled the returns of both the BB and B-rated sectors.

Lower-Quality Bonds Provided Higher Returns

The Fund's exposure to BBB-rated issues hampered performance relative to our benchmark, as below-investment-grade tiers outperformed. An underweighting in the transportation industry, while a positive in recent months as airlines suffered high fuel prices, was a negative over the entire period as the sector led the market. Similarly, an underweighting in the outperforming consumer products sector also hindered relative performance. The Fund's performance was helped by an overweighting in utilities and an underweighting in health care. Our modest exposure to emerging market sovereign debt detracted slightly from performance -- despite last year's strong rally -- due to the recent sell-off in the asset class.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services            22.1%
Utilities                          15.3%
Consumer Cyclical                  10.0%
Consumer Non-Cyclical               6.4%
Foreign                             5.7%
Capital Goods                       5.6%
Financials                          4.5%
Basic Materials                     4.2%
Energy                              4.2%
Transportation                      1.6%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                   1.1%
Aa                    0.0%
A                     5.8%
Baa                   2.3%
Ba                   24.8%
B                    50.2%
Caa                  15.2%
Ca                    0.0%
C                     0.0%
D                     0.6%
Not Rated             0.0%

Footnotes read:

*High-yield bonds carry greater volatility and risk than
investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality
Ratings Distributions are subject to change.

Outlook

Credit fundamentals continue to improve as reflected by lower default rates, escalating upgrade-to-downgrade ratios, and ever-increasing balance sheet repair. While credit trends are improving, the first stages of underwriting deterioration are beginning to emerge such as aggressive structuring, dividend deals, and reduced call protection.
Valuations have improved with the slight sell-off in high yield year-to-date. Going forward, we believe credit fundamentals will continue to improve. The pace of high-yield performance will likely continue to slow until fundamentals are accurately reflected by valuations. We will continue to keep the Fund well diversified by investing in bonds of many issuers in a variety of industries.

                                  Portfolio Facts
                                As of April 30, 2004
                     A Share              B Share         Institutional Share
               ------------------    ------------------   -------------------
Ticker                      AAHYX                 BBHYX                   N/A
Transfer Agent ID             025                   075                   095
Net Assets           $135,079,010            $6,134,548            $3,819,724
NAV                         $6.54                 $6.54                 $6.54
NAV -- High+   1/22/2004 -- $6.86    1/22/2004 -- $6.86    1/21/2004 -- $6.85
NAV -- Low+    8/14/2003 -- $6.19    8/14/2003 -- $6.19    8/14/2003 -- $6.19
Number of Holdings: 244          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                  Merrill Lynch
                    The AAL       High Yield       Consumer
                    High Yield    Cash Pay         Price
  Date              Bond Fund     Index***         Index****
------------------------------------------------------------------------
January 8, 1997         9,550         10,000         10,000
           1997         9,593         10,108         10,032
           1997         9,819         10,250         10,063
           1997         9,553         10,136         10,088
           1997         9,694         10,251         10,101
           1997        10,002         10,458         10,095
           1997        10,129         10,617         10,107
           1997        10,396         10,872         10,120
           1997        10,399         10,853         10,139
           1997        10,643         11,033         10,164
           1997        10,629         11,106         10,189
           1997        10,722         11,211         10,183
           1997        10,814         11,317         10,170
           1998        10,985         11,486         10,189
           1998        11,066         11,533         10,208
           1998        11,142         11,633         10,227
           1998        11,160         11,688         10,246
           1998        11,161         11,769         10,265
           1998        11,170         11,828         10,277
           1998        11,187         11,895         10,290
           1998        10,351         11,382         10,303
           1998        10,303         11,405         10,315
           1998        10,070         11,217         10,340
           1998        10,602         11,728         10,340
           1998        10,571         11,732         10,334
           1999        10,675         11,848         10,359
           1999        10,519         11,758         10,372
           1999        10,558         11,859         10,404
           1999        10,718         12,044         10,479
           1999        10,533         11,961         10,479
           1999        10,511         11,938         10,479
           1999        10,500         11,956         10,511
           1999        10,347         11,835         10,536
           1999        10,150         11,789         10,586
           1999         9,910         11,720         10,605
           1999        10,037         11,854         10,612
           1999        10,174         11,917         10,612
           2000        10,112         11,857         10,637
           2000        10,136         11,868         10,700
           2000         9,963         11,702         10,788
           2000         9,963         11,706         10,794
           2000         9,791         11,577         10,801
           2000         9,977         11,775         10,864
           2000         9,895         11,860         10,883
           2000        10,008         12,005         10,895
           2000         9,834         11,935         10,952
           2000         9,641         11,585         10,971
           2000         9,362         11,222         10,977
           2000         9,723         11,465         10,971
           2001        10,179         12,149         11,040
           2001        10,215         12,340         11,085
           2001        10,012         12,177         11,110
           2001         9,882         12,044         11,154
           2001         9,941         12,276         11,204
           2001         9,626         12,023         11,223
           2001         9,786         12,210         11,192
           2001         9,828         12,328         11,192
           2001         9,308         11,537         11,242
           2001         9,591         11,877         11,204
           2001         9,799         12,263         11,185
           2001         9,762         12,176         11,141
           2002         9,799         12,244         11,166
           2002         9,680         12,127         11,211
           2002         9,772         12,415         11,274
           2002         9,857         12,612         11,337
           2002         9,766         12,544         11,337
           2002         9,215         11,649         11,343
           2002         8,720         11,189         11,356
           2002         9,096         11,468         11,393
           2002         8,856         11,292         11,412
           2002         8,908         11,197         11,441
           2002         9,526         11,867         11,441
           2002         9,683         12,048         11,416
           2003         9,942         12,395         11,466
           2003        10,101         12,554         11,554
           2003        10,327         12,880         11,624
           2003        10,901         13,603         11,599
           2003        11,037         13,747         11,580
           2003        11,315         14,125         11,592
           2003        11,189         13,923         11,605
           2003        11,360         14,099         11,649
           2003        11,615         14,482         11,687
           2003        11,846         14,778         11,674
           2003        11,949         14,981         11,643
           2003        12,263         15,328         11,630
           2004        12,386         15,567         11,687
           2004        12,273         15,557         11,750
           2004        12,331         15,667         11,826
 April 30, 2004       $12,217        $15,554        $11,864

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     12.08%          2.65%             3.43%
with sales charge         6.96%          1.71%             2.78%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge     11.06%          1.84%             2.92%
with sales charge         7.06%          1.84%             2.92%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          12.56%          3.03%             2.27%

Footnotes read:

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Merrill Lynch High Yield Cash Pay Index and
     the Consumer Price Index do not reflect any such
     charges. If you were to purchase any of the above
     individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

***  The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds
     representative of the high-yield market as a whole. It
     is not possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, Portfolio Manager

The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.*

The municipal bond market experienced modest gains in the 12-month period ended April 30, 2004. Against a backdrop of record supply highs in 2002 and the first quarter of 2004, The AAL Municipal Bond Fund performed in line with its peer group, returning 2.34%. Its Lipper
Inc. peer group of funds produced a 1.94% median return during the same period, while the Fund's benchmark, the Lehman Municipal Bond
Index, returned 2.67%.

Low Quality Soars High

Bolstered by continuing economic growth, non-investment-grade municipal securities enjoyed amazing returns throughout the one-year period. The airline sector, largely free of the debilitating bankruptcy fears and war concerns of 2002 and early 2003, reaped the biggest rewards as a result of this rally. In the third quarter of
2003, when it became clear that Americans were again taking to the skies, airline bonds followed suit.

The Fund's underperformance relative to its Lehman Index is
attributable to these lower quality bonds. Like most institutional investors, the AAL Municipal Bond Fund does not expose shareholders to the risks associated with such low-quality names, which often reflect companies with problematic balance sheets and little or no earnings.
In this case, this stance adversely affected the Fund's returns.
However, in the past and, we believe, over a long-term horizon, this approach will produce returns consistent with the Fund's peers while sheltering investors from the significant risk associated with low-quality bonds.

Fortunately, the Fund benefited from a general tightening of spreads between the typical municipal bond and risk-free treasury bonds and was able to mitigate many of the effects of this low-quality rally. It significantly outperformed its Lipper Inc. peer group through overweighting BBB-rated securities. These medium-grade obligations performed exceptionally well during the period. The Fund's exposure to tobacco-settlement bonds, issued by different states involved in the master settlement agreement, also aided performance as credit spreads tightened and tobacco-settlement bonds rallied.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  51.6%
Aa                   16.3%
A                    13.0%
Baa                  19.0%
Ba                    0.1%
B                     0.0%
Caa                   0.0%
Ca                    0.0%
C                     0.0%
D                     0.0%
Not Rated             0.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

General Obligation                    16.7%
Health Care                           14.9%
Escrowed/Pre-refunded                 13.0%
Special Tax Revenue                   10.1%
Housing Finance                        9.4%
Electric Revenue                       8.6%
Industrial Development Revenue         6.6%
Education                              5.8%
Transportation                         5.2%
Other Municipals                       9.7%

Top 10 States
(% of Portfolio)

Texas          11.8%
New York       11.3%
California     10.8%
Illinois       10.4%
Colorado        5.8%
Washington      4.1%
Michigan        3.2%
Minnesota       3.2%
Florida         2.7%
Louisiana       2.4%

These long term fixed income securities represent 65.7% of the total investment portfolio.

Footnotes read:

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 States are subject to change.

Outlook

We believe that economic growth will lead to stability and eventual improvement in the creditworthiness of many issuers. Therefore, we have been adding selected BAA-rated securities to the portfolio --
both for the yield advantage offered by lower rated names as well as the potential performance rewards from risk-premium tightening.

We have added some California general obligation bonds, based on our belief that California's challenges are more political than economic in nature. If that is indeed the case, the Fund will eventually be rewarded after some inevitable volatility.

It's likely that municipal bond supplies will drop in response to rising rates and leave many states with significant bond shortages.
Our goal going forward is to own securities of some of those states so we can feed bonds into the retail market at advantageous prices for our shareholders, while we replace them with more plentiful options.

We will maintain a shorter duration for the Fund to mitigate the effects of what appears to be an inevitable interest rate hike. We will continue to manage the Fund with very little cash due to the opportunity cost of holding cash in such a steep yield curve environment.

With only modest risk, we believe the AAL Municipal Bond Fund remains a high-quality investment, even as interest rates rise.

                                    Portfolio Facts
                                 As of April 30, 2004
                       A Share             B Share         Institutional Share
                ------------------    ------------------   -------------------
Ticker                       AAMBX                   N/A                   N/A
Transfer Agent ID              015                   065                   088
Net Assets            $633,903,521           $13,173,127            $2,791,800
NAV                         $11.30                $11.29                $11.30
NAV -- High+   6/13/2003 -- $11.90   6/13/2003 -- $11.89   6/13/2003 -- $11.90
NAV -- Low+    8/14/2003 -- $11.19   8/14/2003 -- $11.18   8/14/2003 -- $11.19
Number of Holdings: 294          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                    Lehman
                                    Brothers
                    The AAL         Municipal       Consumer
                    Municipal       Bond            Price
  Date              Bond Fund       Index***        Index****
------------------------------------------------------------------------
April 30, 1994         9,550         10,000         10,000
          1994         9,609         10,087         10,007
          1994         9,576         10,025         10,041
          1994         9,741         10,209         10,068
          1994         9,774         10,244         10,109
          1994         9,612         10,094         10,136
          1994         9,457          9,915         10,142
          1994         9,274          9,735         10,156
          1994         9,515          9,950         10,156
          1995         9,745         10,234         10,197
          1995        10,070         10,532         10,237
          1995        10,159         10,653         10,271
          1995        10,219         10,665         10,305
          1995        10,512         11,006         10,326
          1995        10,429         10,909         10,346
          1995        10,488         11,013         10,346
          1995        10,587         11,152         10,373
          1995        10,646         11,223         10,393
          1995        10,846         11,386         10,427
          1995        11,094         11,575         10,421
          1995        11,253         11,686         10,414
          1996        11,300         11,774         10,475
          1996        11,244         11,695         10,509
          1996        11,074         11,546         10,563
          1996        11,009         11,513         10,604
          1996        11,023         11,508         10,624
          1996        11,133         11,634         10,631
          1996        11,240         11,739         10,651
          1996        11,212         11,736         10,672
          1996        11,432         11,901         10,706
          1996        11,569         12,035         10,739
          1996        11,841         12,255         10,760
          1996        11,747         12,204         10,760
          1997        11,729         12,227         10,794
          1997        11,850         12,339         10,828
          1997        11,641         12,175         10,855
          1997        11,741         12,277         10,868
          1997        11,936         12,461         10,862
          1997        12,082         12,594         10,875
          1997        12,529         12,943         10,889
          1997        12,323         12,822         10,909
          1997        12,527         12,974         10,936
          1997        12,607         13,057         10,963
          1997        12,695         13,134         10,957
          1997        12,961         13,325         10,943
          1998        13,108         13,463         10,963
          1998        13,078         13,467         10,984
          1998        13,060         13,479         11,004
          1998        12,973         13,418         11,024
          1998        13,236         13,631         11,045
          1998        13,289         13,684         11,058
          1998        13,293         13,719         11,072
          1998        13,539         13,931         11,085
          1998        13,751         14,104         11,099
          1998        13,660         14,104         11,126
          1998        13,713         14,153         11,126
          1998        13,737         14,189         11,119
          1999        13,914         14,358         11,147
          1999        13,797         14,295         11,160
          1999        13,828         14,315         11,194
          1999        13,855         14,350         11,275
          1999        13,733         14,267         11,275
          1999        13,487         14,062         11,275
          1999        13,489         14,113         11,309
          1999        13,250         14,000         11,337
          1999        13,217         14,006         11,391
          1999        12,961         13,854         11,411
          1999        13,134         14,002         11,418
          1999        12,962         13,897         11,418
          2000        12,855         13,837         11,445
          2000        13,047         13,997         11,513
          2000        13,407         14,303         11,608
          2000        13,285         14,219         11,615
          2000        13,169         14,145         11,621
          2000        13,558         14,520         11,689
          2000        13,744         14,722         11,710
          2000        13,970         14,948         11,723
          2000        13,898         14,871         11,784
          2000        14,062         15,033         11,805
          2000        14,188         15,147         11,811
          2000        14,519         15,521         11,805
          2001        14,635         15,675         11,879
          2001        14,682         15,725         11,927
          2001        14,820         15,866         11,954
          2001        14,658         15,694         12,001
          2001        14,826         15,863         12,056
          2001        14,953         15,969         12,076
          2001        15,205         16,205         12,042
          2001        15,524         16,472         12,042
          2001        15,460         16,417         12,096
          2001        15,662         16,612         12,056
          2001        15,518         16,473         12,035
          2001        15,332         16,317         11,988
          2002        15,587         16,600         12,015
          2002        15,785         16,800         12,062
          2002        15,463         16,471         12,130
          2002        15,723         16,792         12,198
          2002        15,809         16,895         12,198
          2002        15,977         17,073         12,205
          2002        16,180         17,293         12,219
          2002        16,350         17,500         12,259
          2002        16,697         17,884         12,280
          2002        16,343         17,587         12,310
          2002        16,288         17,514         12,310
          2002        16,626         17,884         12,283
          2003        16,557         17,839         12,337
          2003        16,821         18,089         12,432
          2003        16,793         18,100         12,507
          2003        16,884         18,219         12,480
          2003        17,323         18,645         12,460
          2003        17,237         18,566         12,473
          2003        16,602         17,916         12,487
          2003        16,717         18,050         12,534
          2003        17,167         18,580         12,575
          2003        17,093         18,487         12,561
          2003        17,269         18,680         12,527
          2003        17,425         18,835         12,514
          2004        17,501         18,942         12,575
          2004        17,759         19,228         12,643
          2004        17,689         19,160         12,724
April 30, 2004       $17,280        $18,706        $12,765

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      2.34%          4.52%             6.11%
with sales charge       (2.24)%          3.56%             5.62%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      1.42%          3.64%             4.89%
with sales charge       (2.50)%          3.64%             4.89%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          2.66%           4.84%             4.95%

Footnotes read:

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Lehman Brothers Municipal Bond Index and the
     Consumer Price Index do not reflect any such charges.
     If you were to purchase any of the above individual
     stocks or funds represented in these Indexes, any
     charges you would pay would reduce your total return as
     well.

***  The Lehman Brothers Municipal Bond Index is a market
     value-weighted index of investment grade municipal
     bonds with maturities of one year or more. It is not
     possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. Current performance
     may be lower or higher than the performance data
     quoted. Call 800-THRIVENT or visit www.thrivent.com for
     more current performance results. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. The prospectus
     contains more complete information on the objectives,
     risks, charges and expenses of the investment company
     which investors should read and consider carefully
     before investing. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Bond Fund

[PHOTO OMITTED: ALAN D. ONSTAD AND MICHAEL G. LANDREVILLE]

Alan D. Onstad (left) and Michael G. Landreville (right), Portfolio
Co-Managers

The AAL Bond Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

Despite a downward bias to bond prices, The AAL Bond Fund generated a total return of 2.74% over the 12-month period ended April 30, 2004 compared to 1.82% for the Lehman U.S. Aggregate Bond Index and a
median return of 1.70% for its Lipper Inc. peer group of similar funds. Choppy conditions characterized the domestic bond market during the reporting period as investors nervously scanned the economic horizon for clues about growth, inflation, and Federal Reserve Board policy.

Focus on Jobs

In a dramatic reversal of the previous 12 months, strength within the fixed-income market was concentrated in the corporate sector as credit spreads narrowed relative to Treasury and agency debt. Leadership also resided in shorter-term maturities, reflecting investor concerns over the impact of faster economic growth on inflation and monetary policy.
More than any other factor, however, it was the oft-delayed revival of the nation's labor market that caused a sharp rise in market interest rates late in the period. With the economy starting to generate jobs at something close to a normal rate this spring, many investors came to expect that the Federal Reserve would soon end the era of exceptionally cheap money. With the Fed telegraphing its intentions to eventually raise benchmark rates, the bulk of the increase in bond yields came at the expense of longer-term maturities.

The Fund was positioned to benefit from several major trends within the fixed-income market. Relative performance was enhanced by our overweighting in corporate bonds, especially those at the lower end of the investment-grade category. The Fund also gained as a result of maintaining an average maturity shorter than that of our benchmark.
Opportunistic trades in the mortgage-backed sector helped Fund returns as well. Conversely, relative performance was negatively impacted in
August by a brief but disproportionate rise in the yields of bonds with short maturities. That increase was subsequently reversed when sluggish jobs growth last fall convinced investors that Federal
Reserve rate hikes were not imminent.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  54.3%
Aa                    0.6%
A                     8.5%
Baa                  27.2%
Ba                    8.8%
B                     0.0%
Caa                   0.0%
Ca                    0.0%
C                     0.0%
D                     0.0%
Not Rated             0.6%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association     10.1%
Federal National Mortgage Association     10.1%
U.S. Treasury Notes                        3.6%
Lehman Brothers, Inc.                      2.1%
Chase Credit Card Master Trust             1.8%
GMAC Mortgage Corporation Loan Trust       1.6%
U.S. Treasury Notes                        1.6%
Federal National Mortgage Association      1.5%
Federal Home Loan Mortgage Corporation     1.4%
Federal National Mortgage Association      1.1%

These long term fixed income securities represent 34.9% of the total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

With the targeted federal funds rate at the historically low level of
1%, it is only a matter of time before the Federal Reserve embarks on its long-awaited tightening cycle. In fact, the question is not whether the Fed will tighten monetary policy, but rather when the increases will begin and how high they will take the federal funds rate. Accordingly, we have positioned the Fund defensively by keeping its average maturity shorter than that of its benchmark. In addition, we have begun taking profits in better-performing corporate holdings and shifting the proceeds into the depressed Treasury and
government-agency sectors. Besides economic fundamentals, bond prices could be impacted by events in the Middle East. Also, persistently high energy prices could complicate the task of the Federal Reserve in setting monetary policy by both adding to current inflation while threatening to slow future growth through its negative effect on consumer spending. Despite the many unpredictable and contradictory forces at work, we expect U.S. bond yields to trend higher in 2004 and
2005 as the global economic recovery broadens and gathers momentum.

                                 Portfolio Facts
                               As of April 30, 2004
                     A Share              B Share         Institutional Share
               ------------------    ------------------   -------------------
Ticker                      AAINX                 BBFBX                 IIINX
Transfer Agent ID             016                   066                   089
Net Assets           $460,536,715           $13,425,034           $34,507,944
NAV                        $10.14                $10.15                $10.15
NAV -- High+  6/13/2003 -- $10.60   6/13/2003 -- $10.60   6/13/2003 -- $10.60
NAV -- Low+   8/14/2003 -- $10.04   8/14/2003 -- $10.04   8/14/2003 -- $10.04
Number of Holdings: 112          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                     Lehman
                                     Brothers
                      The AAL        Aggregate     Consumer
                      Bond           Bond          Price
  Date                Fund           Index**       Index***
------------------------------------------------------------------------
April 30, 1994         9,550         10,000         10,000
          1994         9,536          9,999         10,007
          1994         9,522          9,976         10,041
          1994         9,665         10,175         10,068
          1994         9,686         10,187         10,109
          1994         9,553         10,037         10,136
          1994         9,530         10,028         10,142
          1994         9,478         10,006         10,156
          1994         9,520         10,075         10,156
          1995         9,677         10,275         10,197
          1995         9,872         10,519         10,237
          1995         9,946         10,583         10,271
          1995        10,069         10,731         10,305
          1995        10,387         11,147         10,326
          1995        10,450         11,228         10,346
          1995        10,406         11,203         10,346
          1995        10,520         11,338         10,373
          1995        10,613         11,449         10,393
          1995        10,743         11,598         10,427
          1995        10,903         11,771         10,421
          1995        11,049         11,937         10,414
          1996        11,105         12,016         10,475
          1996        10,861         11,807         10,509
          1996        10,767         11,725         10,563
          1996        10,691         11,659         10,604
          1996        10,655         11,635         10,624
          1996        10,773         11,792         10,631
          1996        10,811         11,824         10,651
          1996        10,798         11,804         10,672
          1996        10,970         12,010         10,706
          1996        11,209         12,276         10,739
          1996        11,402         12,486         10,760
          1996        11,299         12,370         10,760
          1997        11,344         12,408         10,794
          1997        11,366         12,439         10,828
          1997        11,261         12,301         10,855
          1997        11,378         12,485         10,868
          1997        11,470         12,603         10,862
          1997        11,613         12,753         10,875
          1997        11,911         13,096         10,889
          1997        11,823         12,985         10,909
          1997        11,992         13,176         10,936
          1997        12,161         13,367         10,963
          1997        12,190         13,429         10,957
          1997        12,314         13,564         10,943
          1998        12,456         13,738         10,963
          1998        12,412         13,728         10,984
          1998        12,457         13,775         11,004
          1998        12,500         13,847         11,024
          1998        12,614         13,978         11,045
          1998        12,712         14,097         11,058
          1998        12,718         14,127         11,072
          1998        12,939         14,357         11,085
          1998        13,224         14,693         11,099
          1998        13,113         14,615         11,126
          1998        13,053         14,698         11,126
          1998        13,130         14,742         11,119
          1999        13,195         14,847         11,147
          1999        12,952         14,588         11,160
          1999        13,041         14,669         11,194
          1999        13,076         14,716         11,275
          1999        12,935         14,587         11,275
          1999        12,883         14,540         11,275
          1999        12,809         14,478         11,309
          1999        12,794         14,471         11,337
          1999        12,924         14,639         11,391
          1999        12,944         14,693         11,411
          1999        12,965         14,692         11,418
          1999        12,913         14,621         11,418
          2000        12,870         14,573         11,445
          2000        12,994         14,749         11,513
          2000        13,132         14,944         11,608
          2000        13,057         14,901         11,615
          2000        13,034         14,894         11,621
          2000        13,302         15,204         11,689
          2000        13,402         15,342         11,710
          2000        13,603         15,565         11,723
          2000        13,688         15,662         11,784
          2000        13,722         15,766         11,805
          2000        14,000         16,024         11,811
          2000        14,303         16,321         11,805
          2001        14,484         16,588         11,879
          2001        14,618         16,733         11,927
          2001        14,705         16,817         11,954
          2001        14,634         16,747         12,001
          2001        14,708         16,848         12,056
          2001        14,733         16,911         12,076
          2001        15,095         17,290         12,042
          2001        15,275         17,488         12,042
          2001        15,464         17,691         12,096
          2001        15,739         18,062         12,056
          2001        15,550         17,813         12,035
          2001        15,467         17,699         11,988
          2002        15,538         17,843         12,015
          2002        15,608         18,016         12,062
          2002        15,327         17,716         12,130
          2002        15,513         18,059         12,198
          2002        15,627         18,213         12,198
          2002        15,688         18,371         12,205
          2002        15,775         18,592         12,219
          2002        16,061         18,906         12,259
          2002        16,348         19,212         12,280
          2002        16,224         19,124         12,310
          2002        16,176         19,119         12,310
          2002        16,521         19,514         12,283
          2003        16,547         19,531         12,337
          2003        16,822         19,801         12,432
          2003        16,838         19,785         12,507
          2003        17,031         19,949         12,480
          2003        17,390         20,320         12,460
          2003        17,405         20,280         12,473
          2003        16,836         19,598         12,487
          2003        16,912         19,728         12,534
          2003        17,398         20,250         12,575
          2003        17,258         20,062         12,561
          2003        17,300         20,109         12,527
          2003        17,485         20,314         12,514
          2004        17,651         20,478         12,575
          2004        17,833         20,699         12,643
          2004        17,969         20,855         12,724
April 30, 2004        17,498         20,312         12,765

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      2.74%          6.00%             6.24%
with sales charge        (1.92)%         5.02%             5.75%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      1.75%          5.03%             5.54%
with sales charge        (2.19)%         5.03%             5.54%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value          3.25%           6.44%             6.13%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 4.5% sales charge,
    while the Lehman Brothers Aggregate Bond Index and the
    Consumer Price Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is
    not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Bond Index Fund

[PHOTO OMITTED: STEVEN H. C. LEE]

Steven H.C. Lee, Portfolio Manager

The AAL Bond Index Fund strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

For the 12-month period ended April 30, 2004, The AAL Bond Index Fund posted a total return of 1.31% compared to a 1.82% total return for the Lehman U.S. Aggregate Bond Index and a median return of 1.70% for its Lipper Inc. peer group of similar funds. Bond yields rode a roller-coaster over the reporting period in response to shifting but generally improving economic conditions. In that environment, interest rates trended higher as investors anticipated an end to the long era of exceptionally cheap credit.

Jobs Reappear

Although bond yields were volatile throughout the reporting period, they rose sharply after evidence began to accumulate in late winter that the labor market was finally on the mend. Until that point, tepid jobs growth had made it likely that the Federal Reserve would keep official interest rates at the 46-year low of 1% for most or all of
2004. Strength in the fixed-income market was concentrated in the corporate sector and in shorter-term bonds, while Treasury,
government agency, and longer-term maturities lagged by a
significant amount.

The Fund's relative performance was negatively impacted by the Fund's decision to anticipate changes in the makeup of the Lehman U.S.
Aggregate Bond Index by moving into newer production, lower-coupon mortgage securities just before a significant spike in interest rates last summer. Conversely, relative returns were helped by our close attention to credit exposure, particularly our strategy of minimizing under- or overweights to specific corporate issues.

The Fund attempts to achieve investment results similar to those generated by the Lehman U.S. Aggregate Bond Index, an unmanaged fixed-income benchmark that includes U.S. Treasury and government agency bonds, investment-grade corporate debt, mortgage-backed securities, asset-backed bonds, and commercial mortgage-backed securities. Notably, the Fund does not invest in sub-investment bonds since that sector of the domestic fixed-income market is not included in the Lehman U.S. Aggregate Bond Index. The Fund also seeks to maintain duration, yield curve and sector exposure as close as possible to the benchmark.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                  76.0%
Aa                    1.2%
A                     9.8%
Baa                  12.9%
Ba                    0.1%
B                     0.0%
Caa                   0.0%
Ca                    0.0%
C                     0.0%
D                     0.0%
Not Rated             0.0%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association      7.8%
U.S. Treasury Notes                        5.9%
Federal National Mortgage Association      4.4%
Federal National Mortgage Association      2.2%
Federal Home Loan Mortgage Corporation     1.8%
Federal Home Loan Mortgage Corporation     1.5%
Federal Home Loan Mortgage Corporation     1.5%
U.S. Treasury Notes                        1.1%
U.S. Treasury Notes                        1.0%
Chase Credit Card Master Trust             0.9%

These long term fixed income securities represent 28.1% of the total investment portfolio.

Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Outlook

Given the recent strength in the domestic labor market and the massive amount of monetary and fiscal stimulus still coursing through the U.S.
financial system, economic growth should remain fairly strong for several more quarters. And with the targeted federal funds rate at the historically low level of 1%, it is only a matter of time before the
Federal Reserve embarks on its long-awaited tightening cycle. However, the timing and magnitude of rate hikes will depend upon the outlook for inflation, which remains murky. It is likely that consumer prices will move up in coming months, if only because last year's depressed figures will no longer count in the calculations. Still, we do not believe that inflation will spiral out of control. The labor market will be the key to Federal Reserve policy in 2004. If jobs growth remains strong, we expect the Fed to tighten monetary policy on a slow, incremental basis. Accordingly, we expect that the larger increases in market interest rates will be concentrated in
shorter-term maturities.

             Portfolio Facts
          As of April 30, 2004
                   Institutional Share
                   -------------------
Ticker                           AABIX
Transfer Agent ID                  059
Net Assets                 $40,656,863
NAV                             $10.10
NAV -- High+       6/13/2003 -- $11.20
NAV -- Low+        4/29/2004 -- $10.09
Number of Holdings: 172          + For the year ended April 30, 2004

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares*/1/

                                     Lehman
                     The AAL         Brothers          Consumer
                     Bond            Aggregate         Price
  Date               Index Fund      Bond Index**      Index***
------------------------------------------------------------------------
December 31, 1999        10,000         10,000         10,000
             2000         9,941          9,967         10,024
             2000        10,057         10,088         10,083
             2000        10,196         10,221         10,166
             2000        10,168         10,192         10,172
             2000        10,169         10,187         10,178
             2000        10,382         10,399         10,238
             2000        10,472         10,493         10,255
             2000        10,626         10,645         10,267
             2000        10,705         10,712         10,321
             2000        10,777         10,783         10,339
             2000        10,965         10,959         10,345
             2000        11,171         11,163         10,339
             2001        11,332         11,345         10,404
             2001        11,436         11,444         10,446
             2001        11,496         11,502         10,469
             2001        11,439         11,454         10,511
             2001        11,501         11,523         10,559
             2001        11,532         11,566         10,576
             2001        11,796         11,825         10,547
             2001        11,925         11,961         10,547
             2001        12,107         12,100         10,594
             2001        12,322         12,353         10,559
             2001        12,168         12,183         10,541
             2001        12,083         12,105         10,499
             2002        12,167         12,203         10,523
             2002        12,297         12,322         10,564
             2002        12,062         12,117         10,624
             2002        12,281         12,352         10,683
             2002        12,401         12,457         10,683
             2002        12,505         12,564         10,689
             2002        12,652         12,716         10,701
             2002        12,878         12,931         10,737
             2002        13,081         13,140         10,755
             2002        13,031         13,080         10,781
             2002        13,001         13,076         10,781
             2002        13,266         13,346         10,758
             2003        13,275         13,358         10,805
             2003        13,465         13,543         10,888
             2003        13,446         13,532         10,954
             2003        13,552         13,644         10,930
             2003        13,792         13,898         10,912
             2003        13,774         13,870         10,924
             2003        13,277         13,404         10,936
             2003        13,352         13,493         10,978
             2003        13,721         13,850         11,013
             2003        13,582         13,721         11,001
             2003        13,607         13,754         10,972
             2003        13,748         13,894         10,960
             2004        13,854         14,006         11,013
             2004        13,986         14,157         11,073
             2004        14,096         14,263         11,144
   April 30, 2004       $13,730        $13,892        $11,180

Average Annual Total Returns/1/
As of April 30, 2004

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          12/31/1999
----------------------------------------------------------------
Net Asset Value                        1.31%               7.59%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects Fund expenses, net of any
    reimbursements, while the Lehman Brothers Aggregate
    Bond Index and the Consumer Price Index do not reflect
    such charges. If you were to purchase any of the above
    individual stocks or funds represented in these
    Indexes, any charges you would pay would reduce your
    total return as well.

**  The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investments grade bonds. It is
    not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. Current performance
    may be lower or higher than the performance data
    quoted. Call 800-THRIVENT or visit www.thrivent.com for
    more current performance results. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. The prospectus
    contains more complete information on the objectives,
    risks, charges and expenses of the investment company
    which investors should read and consider carefully
    before investing. Please read your prospectus
    carefully.

/2/ Institutional Class shares have no sales load and are for institutional shareholders only.

The AAL Money Market Fund

[PHOTO OMITTED: WILLIAM D. STOUTEN]

William D. Stouten, Portfolio Manager

The AAL Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high quality, short-term money market instruments.*

Money market yields declined along with overall short-term interest rates for the 12-month period ended April 30, 2004. The AAL Money
Market Fund provided investors with a net return of 0.32% for the period, while the Fund's Lipper Inc. peer group earned a median return of 0.36%.

Federal Reserve Policy

After 13 cuts in the overnight federal funds target interest rate since the beginning of 2001, the rate dropped to 1% in June 2003 --
its lowest level in more than 40 years. The Federal Reserve Board left its target for the rate at 1% during the remainder of this reporting period. The Fed appears to believe that maintaining its accommodative monetary policy will continue to support strong underlying growth in the economy -- and that the risks of an overheating economy and a languishing one are about equal.

The average maturity length of the Fund's holdings was slightly shorter than our peer group for most of the period, reflecting our anticipation of better economic news that would push up longer-term rates and allow us to take advantage of higher yields. Last October, longer-term rates did rise, and we lengthened average maturities in the Fund to better align them with that of our Lipper Inc. peer group.
Also to increase the Fund's yield, we boosted our exposure to variable-rate securities, which generally provide higher yields than commercial paper equivalents. Both of these strategies contributed to our performance over the period.

The Fund's performance compared to its Lipper Inc. peer group is partially explained by our focus on the highest quality money market instruments. Maintaining a portfolio of only the highest quality assets contributes to a slightly lower yield than our peer group, but remains a core part of our conservative investment strategy designed to meet investors' primary objectives of safety and liquidity.

Footnotes read:

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in The AAL Money Market
Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

Outlook

We expect the Fed to raise the overnight federal funds target rate in the coming months when it is convinced that the risks of
faster-than-desired economic growth and rising inflation outweigh the risks of faltering growth and falling inflation. As in any interest rate environment, our strategy remains the same: We continue to focus on conservative investments that maximize safety and liquidity for our clients. We are confident that the higher yields and returns historically provided by money market funds eventually will return.

                             Portfolio Facts
                           As of April 30, 2004
                   A Share                B Share         Institutional Share
             ------------------     ------------------    -------------------
Ticker                    AMMXX                    N/A                  AALXX
Transfer Agent ID           018                    068                    091
Net Assets         $262,221,969             $1,805,199           $114,583,032
NAV                       $1.00                  $1.00                  $1.00
Number of Holdings: 58

                  The AAL Money Market Fund
                   As of April 30, 2004**

                         Class A     Class B     Institutional
----------------------------------------------------------------
7-Day Yield               0.23%       0.05%         0.53%
7-Day Effective Yield     0.23%       0.05%         0.53%

Average Annual Total Returns/1/
As of April 30, 2004

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
Net Asset Value           0.32%          2.81%             3.78%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year          1/8/1997
----------------------------------------------------------------
without sales charge      0.07%          2.07%             2.81%
with sales charge       (3.93)%          2.07%             2.81%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        12/29/1997
----------------------------------------------------------------
Net Asset Value           0.59%          3.12%             3.51%

Footnotes read:

** Seven-day yields of The AAL Money Market Fund refer to the income generated by an investment in the Fund over a specified
   seven-day period. Effective yields reflect the
   reinvestment of income. Yields are subject to daily
   fluctuation and should not be considered an indication
   of future results.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Current performance may be lower or higher
   than the performance data quoted. Call 800-THRIVENT or
   visit www.thrivent.com for more current performance
   results. At various times, the Fund's adviser waived
   its management fee and/or reimbursed Fund expenses. Had
   the adviser not done so, the Fund's total returns would
   have been lower. The returns shown do not reflect taxes
   a shareholder would pay on distributions or
   redemptions. The prospectus contains more complete
   information on the objectives, risks, charges and
   expenses of the investment company which investors
   should read and consider carefully before investing.
   Please read your prospectus carefully.

/2/Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the
   first five years and then converting to Class A shares
   after the fifth year.

/3/Institutional Class shares have no sales load and are for institutional shareholders only.

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
The AAL Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL
Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small
Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index
Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, The
AAL Capital Growth Fund, The AAL Large Company Index Fund, The AAL
Large Company Index Fund II, The AAL Equity Income Fund, The AAL
Balanced Fund, The AAL High Yield Bond Fund, The AAL Municipal Bond
Fund, The AAL Bond Fund, The AAL Bond Index Fund, and The AAL Money
Market Fund (nineteen of the portfolios constituting The AAL Mutual
Funds, hereafter referred to as the "Funds") at April 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds'
management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

June 7, 2004

The AAL Technology Stock Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (90.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.7%)
-------------------------------------------------------------------------------------------------------------------------
        4,900  Nextel Communications, Inc.(b)                                                                    $116,914
       19,450  Sprint Corporation (FON Group)                                                                     347,960
       11,100  Verizon Communications, Inc.                                                                       418,914
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      883,788
=========================================================================================================================

Consumer Discretionary (3.7%)
-------------------------------------------------------------------------------------------------------------------------
        3,000  Amazon.com, Inc.(b)                                                                                130,380
       15,000  eBay, Inc.                                                                                       1,197,300
        2,200  Pixar, Inc.(b,c)                                                                                   150,260
        5,200  Walt Disney Company                                                                                119,756
       11,900  XM Satellite Radio Holdings, Inc.(b,c)                                                             285,124
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     1,882,820
=========================================================================================================================

Health Care (4.4%)
-------------------------------------------------------------------------------------------------------------------------
        2,100  Amgen, Inc.(b)                                                                                     118,167
        2,300  Bausch & Lomb, Inc.                                                                                144,509
        5,100  Baxter International, Inc.                                                                         161,415
        3,000  Boston Scientific Corporation                                                                      123,570
        2,300  Cephalon, Inc.(b,c)                                                                                130,893
        2,700  Charles River Laboratories International, Inc.(b)                                                  124,200
        1,700  Invitrogen Corporation(b)                                                                          122,791
        1,900  Martek Biosciences Corporation(b)                                                                  120,631
       12,300  Medarex, Inc.(b)                                                                                   117,219
        4,500  Medtronic, Inc.                                                                                    227,070
       11,300  Pfizer, Inc.                                                                                       404,088
        8,500  Protein Design Labs, Inc.(b)                                                                       208,080
        5,200  Telik, Inc.(b)                                                                                     122,044
       13,700  Vertex Pharmaceuticals, Inc.(b)                                                                    118,368
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,243,045
=========================================================================================================================

Industrials (1.3%)
-------------------------------------------------------------------------------------------------------------------------
       31,100  Active Power, Inc.(b)                                                                               98,276
        5,500  American Power Conversion Corporation                                                              102,630
        5,700  Monster Worldwide, Inc.(b)                                                                         145,977
        3,300  Northrop Grumman Corporation                                                                       327,525
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  674,408
=========================================================================================================================

Information Technology (79.5%)
-------------------------------------------------------------------------------------------------------------------------
        9,600  Accenture, Ltd.(b)                                                                                 228,192
        8,000  Activision, Inc.                                                                                   120,480
        3,600  Adobe Systems, Inc.                                                                                148,824
       15,500  Agilent Technologies, Inc.(b)                                                                      418,655
        8,900  Akamai Technologies, Inc.(b,c)                                                                     105,198
        6,100  Altera Corporation(b)                                                                              122,061
        9,300  Amkor Technology, Inc.(b)                                                                           75,144
       18,400  Analog Devices, Inc.                                                                               783,840
       32,000  Apple Computer, Inc.(b)                                                                            823,360
       48,800  Applied Materials, Inc.(b)                                                                         889,624
        4,100  Ask Jeeves, Inc.(b,c)                                                                              145,427
        8,000  ATI Technologies, Inc.(b)                                                                          116,400
        8,500  AU Optronics Corporation(c)                                                                        182,580
       14,000  Autodesk, Inc.                                                                                     469,000
       14,200  Avaya, Inc.(b)                                                                                     194,256
        2,700  Avid Technology, Inc.(b)                                                                           129,519
       37,300  BEA Systems, Inc.(b)                                                                               425,593
       23,100  BMC Software, Inc.(b)                                                                              399,630
        9,600  Broadcom Corporation(b)                                                                            362,496
        5,500  CDW Corporation                                                                                    343,695
       16,600  Check Point Software Technologies, Ltd.(b)                                                         388,938
        6,200  CheckFree Corporation(b,c)                                                                         186,248
       33,800  ChipPAC, Inc.(b,c)                                                                                 207,194
      105,600  Cisco Systems, Inc.(b)                                                                           2,203,872
        2,600  Cognizant Technology Solutions Corporation(b)                                                      112,476
        7,100  Cognos, Inc.(b)                                                                                    223,863
       17,700  Computer Associates International, Inc.                                                            474,537
        5,100  Computer Sciences Corporation(b)                                                                   208,641
       21,100  Comverse Technology, Inc.(b)                                                                       345,196
       12,500  Cypress Semiconductor Corporation(b)                                                               174,625
       68,900  Dell, Inc.(b)                                                                                    2,391,519
        4,000  DST Systems, Inc.(b)                                                                               176,600
        5,500  Electronic Arts, Inc.                                                                              278,410
       69,200  EMC Corporation(b)                                                                                 772,272
       18,300  First Data Corporation                                                                             830,637
       25,900  Flextronics International, Ltd.(b)                                                                 416,990
       13,500  Hewlett-Packard Company                                                                            265,950
       15,800  Integrated Device Technology, Inc.(b)                                                              212,510
       79,300  Intel Corporation                                                                                2,040,389
       25,800  International Business Machines Corporation                                                      2,274,786
        9,000  Intersil Corporation                                                                               177,750
        8,800  Jabil Circuit, Inc.(b)                                                                             232,232
       52,500  JDS Uniphase Corporation(b)                                                                        159,600
       14,500  Juniper Networks, Inc.(b,c)                                                                        317,260
       14,100  KLA-Tencor Corporation(b)                                                                          587,547
        6,600  Lexmark International, Inc.(b)                                                                     597,036
       13,800  Linear Technology Corporation                                                                      491,694
       14,600  LSI Logic Corporation(b)                                                                           108,624
      131,600  Lucent Technologies, Inc.(b,c)                                                                     443,492
       11,100  Maxim Integrated Products, Inc.                                                                    510,489
        2,700  Mercury Interactive Corporation(b)                                                                 114,885
        6,700  Microchip Technology, Inc.                                                                         187,734
       12,800  Micron Technology, Inc.(b)                                                                         174,336
      139,300  Microsoft Corporation                                                                            3,617,621
       43,200  Motorola, Inc.                                                                                     788,400
        7,300  National Semiconductor Corporation(b)                                                              297,767
        6,800  Network Appliance, Inc.(b)                                                                         126,616
       10,900  Network Associates, Inc.(b)                                                                        170,912
       26,900  Nokia Corporation ADR                                                                              376,869
       48,200  Nortel Networks Corporation(b)                                                                     180,268
        2,800  NVE Corporation(b,c)                                                                               101,416
        5,000  NVIDIA Corporation(b)                                                                              102,700
       51,500  On Semiconductor Corporation(b)                                                                    248,745
       16,700  Opsware, Inc.(b,c)                                                                                 122,244
      167,400  Oracle Corporation(b)                                                                            1,878,228
       47,100  Parametric Technology Corporation(b)                                                               215,718
       13,400  Pinnacle Systems, Inc.(b)                                                                          105,458
       14,300  PMC-Sierra, Inc.(b,c)                                                                              173,745
       19,600  QUALCOMM, Inc.                                                                                   1,224,216
       17,900  Red Hat, Inc.(b,c)                                                                                 406,509
        9,500  SAP AG                                                                                             354,160
       14,100  Siebel Systems, Inc.(b)                                                                            144,948
       17,600  STMicroelectronics NV(b)                                                                           383,152
        9,600  Storage Technology Corporation(b)                                                                  252,192
        8,600  Symantec Corporation                                                                               387,430
        8,600  Symbol Technologies, Inc.                                                                          103,200
       17,600  Taiwan Semiconductor Manufacturing Company,  Ltd.
               ADR(b,c)                                                                                           167,728
        9,900  Telefonaktiebolaget LM Ericsson(b,c)                                                               264,033
        9,300  Teradyne, Inc.(b)                                                                                  189,534
       42,700  Texas Instruments, Inc.                                                                          1,071,770
       27,600  VeriSign, Inc.(b)                                                                                  445,188
        4,400  VERITAS Software Corporation(b)                                                                    117,348
        6,000  Vishay Intertechnology, Inc.(b)                                                                    104,400
       61,600  Wind River Systems, Inc.(b,c)                                                                      576,576
       12,100  Xilinx, Inc.(b)                                                                                    406,923
       12,600  Yahoo!, Inc.(b)                                                                                    635,796
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    40,514,116
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $52,445,962)                                                          $46,198,177
=========================================================================================================================

                                                                                               Maturity
       Shares  Collateral Held for Securities Loaned (5.9%)              Interest Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    3,007,794  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A        $3,007,794
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $3,007,794)                                                                                      3,007,794
=========================================================================================================================

                                                                                               Maturity
       Shares  Short-Term Investments (3.5%)                             Interest Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    1,808,961  The AAL Money Market Fund                                         0.530%             N/A        $1,808,961
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,808,961
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $57,262,717)                                                           $51,014,932
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Aggressive Growth Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (95.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.9%)
-------------------------------------------------------------------------------------------------------------------------
        9,350  Nextel Communications, Inc.(b,c)                                                                  $223,091
        3,200  Sprint Corporation (FON Group)                                                                      57,248
        4,800  Triton PCS Holdings, Inc.(b)                                                                        24,048
        5,500  Vodafone Group plc ADR                                                                             134,970
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      439,357
=========================================================================================================================

Consumer Discretionary (16.3%)
-------------------------------------------------------------------------------------------------------------------------
        1,800  Abercrombie & Fitch Company                                                                         56,610
        2,350  Amazon.com, Inc.(b)                                                                                102,131
        1,800  AnnTaylor Stores Corporation(b)                                                                     72,954
        1,850  Aztar Corporation(b)                                                                                47,915
        5,700  Bed Bath & Beyond, Inc.(b)                                                                         211,584
        5,400  Best Buy Company, Inc.                                                                             292,950
        7,600  Clear Channel Communications, Inc.                                                                 315,324
        4,050  Coach, Inc.                                                                                        172,530
       10,035  Comcast Corporation(b)                                                                             290,915
          850  D.R. Horton, Inc.                                                                                   24,480
        7,050  eBay, Inc.                                                                                         562,731
        5,000  EchoStar Communications Corporation(b)                                                             165,950
        1,450  Entercom Communications Corporation(b)                                                              66,120
        1,350  Gannett Company, Inc.                                                                              117,018
        5,950  Gap, Inc.                                                                                          130,960
        2,500  General Motors Corporation                                                                         118,550
        1,700  Harley-Davidson, Inc.                                                                               95,744
        9,920  Home Depot, Inc.                                                                                   349,085
        7,450  InterActiveCorp(b)                                                                                 237,432
        8,100  International Game Technology                                                                      305,694
        3,950  Kohl's Corporation(b)                                                                              165,070
        8,386  Liberty Media Corporation(b)                                                                        91,743
        9,550  Lowe's Companies, Inc.                                                                             497,173
        3,300  McDonald's Corporation                                                                              89,859
        2,150  Michaels Stores, Inc.                                                                              107,564
        1,900  NIKE, Inc.(c)                                                                                      136,705
        2,300  Omnicom Group, Inc.                                                                                182,873
        2,350  Pulte Homes, Inc.                                                                                  115,550
        6,300  Staples, Inc.                                                                                      162,288
        4,400  Starbucks Corporation(b)                                                                           170,984
        4,000  Starwood Hotels & Resorts Worldwide, Inc.                                                          159,160
        1,650  Station Casinos, Inc.                                                                               74,382
        8,450  Target Corporation                                                                                 366,476
        2,400  Tiffany & Company                                                                                   93,600
       18,645  Time Warner, Inc.(b)                                                                               313,609
        4,900  TJX Companies, Inc.                                                                                120,393
        2,300  Toll Brothers, Inc.(b)                                                                              91,011
        7,350  Univision Communications, Inc.(b)                                                                  248,798
       13,340  Viacom, Inc.                                                                                       515,591
        8,650  Walt Disney Company                                                                                199,210
        2,000  Williams-Sonoma, Inc.(b)                                                                            64,960
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,703,676
=========================================================================================================================

Consumer Staples (7.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,450  Altria Group, Inc.                                                                                 135,681
        2,500  Anheuser-Busch Companies, Inc.                                                                     128,100
        1,400  Avon Products, Inc.                                                                                117,600
        9,800  Coca-Cola Company                                                                                  495,586
        1,700  Colgate-Palmolive Company                                                                           98,396
        1,550  Costco Wholesale Corporation(b)                                                                     58,048
        5,300  Gillette Company                                                                                   216,876
        8,350  PepsiCo, Inc.                                                                                      454,992
        6,600  Procter & Gamble Company                                                                           697,950
        5,450  SYSCO Corporation                                                                                  208,462
       13,350  Wal-Mart Stores, Inc.                                                                              760,950
        7,400  Walgreen Company                                                                                   255,152
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,627,793
=========================================================================================================================

Energy (2.6%)
-------------------------------------------------------------------------------------------------------------------------
        1,204  Apache Corporation                                                                                  50,411
        3,550  Baker Hughes, Inc.                                                                                 130,214
        4,100  BJ Services Company(b)                                                                             182,450
        1,700  Burlington Resources, Inc.                                                                         114,359
        7,500  Chesapeake Energy Corporation                                                                      103,125
        4,000  Exxon Mobil Corporation                                                                            170,200
        2,900  Nabors Industries, Ltd.(b)                                                                         128,644
        2,300  Schlumberger, Ltd.                                                                                 134,619
        2,405  Smith International, Inc.(b)                                                                       131,674
        1,150  Transocean, Inc.(b)                                                                                 31,936
        1,750  XTO Energy, Inc.                                                                                    46,725
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,224,357
=========================================================================================================================

Financials (10.7%)
-------------------------------------------------------------------------------------------------------------------------
        1,600  ACE, Ltd.                                                                                           70,144
        2,000  Allstate Corporation                                                                                91,800
        6,200  American Express Company                                                                           303,490
        9,850  American International Group, Inc.                                                                 705,752
        3,750  Ameritrade Holding Corporation(b)                                                                   45,900
        2,060  Bank of America Corporation                                                                        165,809
        3,250  Capital One Financial Corporation                                                                  212,972
        7,200  Charles Schwab Corporation                                                                          74,088
       16,450  Citigroup, Inc.                                                                                    791,080
        2,150  Countrywide Financial Corporation                                                                  127,495
        1,550  Eaton Vance Corporation                                                                             56,590
        5,715  Federal National Mortgage Corporation                                                              392,735
        1,850  Friedman, Billings, Ramsey Group, Inc.                                                              34,225
          400  Golden West Financial Corporation                                                                   42,044
        3,900  Goldman Sachs Group, Inc.                                                                          376,350
        3,900  J.P. Morgan Chase & Company                                                                        146,640
        1,000  Legg Mason, Inc.                                                                                    92,060
        1,950  Lehman Brothers Holdings, Inc.                                                                     143,130
        8,350  MBNA Corporation                                                                                   203,573
        5,500  Merrill Lynch & Company, Inc.                                                                      298,265
        3,400  Morgan Stanley and Company                                                                         174,726
        2,050  PMI Group, Inc.                                                                                     88,212
        6,000  Providian Financial Corporation(b)                                                                  72,780
        6,000  SLM Corporation                                                                                    229,860
        4,450  U.S. Bancorp                                                                                       114,098
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,053,818
=========================================================================================================================

Health Care (19.2%)
-------------------------------------------------------------------------------------------------------------------------
        4,750  Abbott Laboratories                                                                                209,095
          850  Aetna, Inc.                                                                                         70,338
        1,150  Allergan, Inc.                                                                                     101,258
       13,700  Amgen, Inc.(b)                                                                                     770,899
        1,400  Anthem, Inc.(b,c)                                                                                  124,012
        1,550  Biogen Idec, Inc.(b)                                                                                91,450
       11,500  Boston Scientific Corporation                                                                      473,685
        1,800  Cardinal Health, Inc.                                                                              131,850
        6,296  Caremark Rx, Inc.(b)                                                                               213,120
        1,050  Cephalon, Inc.(b,c)                                                                                 59,756
        1,050  Dentsply International, Inc.                                                                        50,883
        4,450  Eli Lilly and Company                                                                              328,454
        3,540  Forest Laboratories, Inc.(b)                                                                       228,259
        4,900  Genentech, Inc.(b)                                                                                 601,720
        2,000  Genzyme Corporation(b)                                                                              87,120
        5,150  Gilead Sciences, Inc.(b)                                                                           313,274
        3,400  Guidant Corporation                                                                                214,234
        1,700  HCA, Inc.                                                                                           69,071
       13,250  Johnson & Johnson                                                                                  715,898
        2,400  McKesson Corporation                                                                                78,864
       10,830  Medtronic, Inc.                                                                                    546,482
        1,300  Neurocrine Biosciences, Inc.(b,c)                                                                   85,319
       47,235  Pfizer, Inc.                                                                                     1,689,121
        3,150  St. Jude Medical, Inc.(b)                                                                          240,219
        1,800  Stryker Corporation                                                                                178,074
        5,200  Teva Pharmaceutical Industries, Ltd.                                                               320,112
        6,850  UnitedHealth Group, Inc.                                                                           421,138
        1,000  WellPoint Health Networks, Inc.(b)                                                                 111,690
        6,660  Wyeth Corporation                                                                                  253,546
        3,550  Zimmer Holdings, Inc.(b)                                                                           283,468
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                9,062,409
=========================================================================================================================

Industrials (9.0%)
-------------------------------------------------------------------------------------------------------------------------
        5,300  3M Company                                                                                         458,344
        2,000  Apollo Group, Inc.(b)                                                                              181,760
        1,850  Career Education Corporation                                                                       118,400
        2,300  Caterpillar, Inc.                                                                                  178,779
        8,100  Cendant Corporation                                                                                191,808
        3,900  Continental Airlines, Inc.(b)                                                                       41,574
        2,800  Corinthian Colleges, Inc.                                                                           85,736
        1,600  Danaher Corporation                                                                                148,032
        1,300  Eaton Corporation                                                                                   77,194
        2,650  FedEx Corporation                                                                                  190,562
          550  General Dynamics Corporation                                                                        51,491
       41,950  General Electric Company                                                                         1,256,402
        1,350  Illinois Tool Works, Inc.                                                                          116,384
        1,250  Ingersoll-Rand Company                                                                              80,688
        2,250  L-3 Communications Holdings, Inc.(c)                                                               138,915
        1,700  Manpower, Inc.                                                                                      79,730
        3,250  Masco Corporation                                                                                   91,032
        1,950  Rockwell Automation, Inc.                                                                           63,746
        9,900  Tyco International, Ltd.                                                                           271,755
        3,900  United Parcel Service, Inc.                                                                        273,585
        1,950  United Technologies Corporation                                                                    168,207
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,264,124
=========================================================================================================================

Information Technology (28.3%)
-------------------------------------------------------------------------------------------------------------------------
        6,150  Accenture, Ltd.(b)                                                                                 146,186
       13,000  ADC Telecommunications, Inc.(b)                                                                     32,500
        3,450  Adobe Systems, Inc.                                                                                142,623
          900  Affiliated Computer Services, Inc.(b)                                                               43,650
        3,550  Altera Corporation(b)                                                                               71,036
        7,010  Analog Devices, Inc.                                                                               298,626
        3,950  Andrew Corporation(b)                                                                               66,952
        3,350  Apple Computer, Inc.(b)                                                                             86,196
       21,800  Applied Materials, Inc.(b)                                                                         397,414
        3,800  BEA Systems, Inc.(b)                                                                                43,358
        3,350  Broadcom Corporation(b)                                                                            126,496
        3,900  Check Point Software Technologies, Ltd.(b)                                                          91,377
        2,500  CheckFree Corporation(b)                                                                            75,100
       59,050  Cisco Systems, Inc.(b)                                                                           1,232,374
        2,650  Cognos, Inc.(b)                                                                                     83,554
        5,500  Comverse Technology, Inc.(b)                                                                        89,980
       13,850  Corning, Inc.(b)                                                                                   152,766
        3,050  Cypress Semiconductor Corporation(b,c)                                                              42,608
       25,100  Dell, Inc.(b)                                                                                      871,221
        7,070  Electronic Arts, Inc.(c)                                                                           357,883
        1,800  Electronics for Imaging, Inc.(b)                                                                    45,684
       26,200  EMC Corporation(b)                                                                                 292,392
        8,250  First Data Corporation                                                                             374,468
        3,250  Fiserv, Inc.(b)                                                                                    118,820
        6,900  Flextronics International, Ltd.(b)                                                                 111,090
        5,000  Hewlett-Packard Company                                                                             98,500
        3,950  Ingram Micro, Inc.(b)                                                                               47,202
       42,650  Intel Corporation                                                                                1,097,384
        3,000  International Business Machines Corporation                                                        264,510
        1,050  Intuit, Inc.(b)                                                                                     44,594
        1,900  Jabil Circuit, Inc.(b)                                                                              50,141
       11,800  JDS Uniphase Corporation(b)                                                                         35,872
        4,200  Juniper Networks, Inc.(b,c)                                                                         91,896
        1,450  KLA-Tencor Corporation(b)                                                                           60,422
        1,400  Lexmark International, Inc.(b)                                                                     126,644
        5,150  Linear Technology Corporation                                                                      183,494
        4,300  Maxim Integrated Products, Inc.                                                                    197,757
        1,950  Mercury Interactive Corporation(b)                                                                  82,972
        4,200  Microchip Technology, Inc.                                                                         117,684
       58,250  Microsoft Corporation                                                                            1,512,752
       12,100  Motorola, Inc.                                                                                     220,825
        4,000  Nasdaq (100) Trust(c)                                                                              139,200
        2,600  National Semiconductor Corporation(b)                                                              106,054
        2,400  Netgear, Inc.(b)                                                                                    26,112
        2,450  Network Appliance, Inc.(b)                                                                          45,619
        3,650  Network Associates, Inc.(b)                                                                         57,232
        5,015  Nokia Corporation ADR                                                                               70,260
       22,250  Nortel Networks Corporation(b)                                                                      83,215
        7,600  Novell, Inc.(b)                                                                                     73,264
       25,800  Oracle Corporation(b)                                                                              289,476
        4,900  Paychex, Inc.(d)                                                                                   182,672
        7,350  QUALCOMM, Inc.                                                                                     459,081
        1,100  Research in Motion, Ltd.(b)                                                                         95,436
        1,850  Sabre Holdings Corporation                                                                          43,642
        4,300  SAP AG                                                                                             160,304
        5,400  Siebel Systems, Inc.(b)                                                                             55,512
        6,550  Symantec Corporation                                                                               295,078
        3,500  Telefonaktiebolaget LM Ericsson(b,c)                                                                93,345
        2,650  Teradyne, Inc.(b)                                                                                   54,007
       13,500  Texas Instruments, Inc.                                                                            338,850
        4,300  Unisys Corporation(b)                                                                               56,029
       15,200  United Microelectronics Corporation ADR(b,c)                                                        79,040
        4,300  VeriSign, Inc.(b)                                                                                   69,359
        8,550  VERITAS Software Corporation(b)                                                                    228,028
        1,550  Waters Corporation(b)                                                                               66,882
        5,800  Xilinx, Inc.(b)                                                                                    195,054
        7,800  Yahoo!, Inc.(b)                                                                                    393,588
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    13,383,342
=========================================================================================================================

Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------------
        1,600  Ecolab, Inc.                                                                                        47,680
        1,650  International Steel Group, Inc.(b)                                                                  47,932
        1,300  Peabody Energy Corporation                                                                          60,957
        2,500  Praxair, Inc.                                                                                       91,375
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    247,944
=========================================================================================================================

Miscellaneous (0.6%)
-------------------------------------------------------------------------------------------------------------------------
        2,700  S&P 400 Mid-Cap Depository Receipts                                                                287,685
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                287,685
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $40,169,493)                                                           45,294,505
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Collateral Held for Securities Loaned (2.8%)                       Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $188,960  BNP Paribas Letter of Credit                                      0.150%      10/21/2004          $188,960
    1,119,263  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070              N/A         1,119,262
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $1,308,222)                                                                                      1,308,222
=========================================================================================================================
                                                                               Interest        Maturity
       Shares  Short-Term Investments (1.4%)                                       Rate (e)        Date             Value
-------------------------------------------------------------------------------------------------------------------------
      645,986  The AAL Money Market Fund                                         0.530%             N/A          $645,986
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   645,986
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $42,123,701)                                                           $47,248,713
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) At April 30, 2004, 200 shares of Omnicom Group, Inc. common stock valued at $15,902 were earmarked as collateral to cover call options written as follows:

                                                                             Number of    Exercise  Expiration
Call Options                                                                 Contracts       Price        Date      Value
-------------------------------------------------------------------------------------------------------------------------

Omnicom Group, Inc.                                                                  2         $80     5/22/2004     $290

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Small Cap Stock Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (81.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (15.5%)
-------------------------------------------------------------------------------------------------------------------------
       79,700  ADVO, Inc.                                                                                      $2,502,580
       81,300  Aeropostale, Inc.                                                                                1,787,787
       40,800  AnnTaylor Stores Corporation(b)                                                                  1,653,624
       58,600  Applebee's International, Inc.                                                                   2,272,508
       67,500  Arctic Cat, Inc.                                                                                 1,603,125
       49,400  Autoliv, Inc.                                                                                    2,100,982
       73,000  Boyd Gaming Corporation                                                                          1,715,500
       96,800  Cooper Tire & Rubber Company                                                                     2,070,552
       67,050  Cost Plus, Inc.(b)                                                                               2,427,210
       38,000  Entercom Communications Corporation(b)                                                           1,732,800
       57,000  Ethan Allen Interiors, Inc.                                                                      2,369,490
       97,025  Fossil, Inc.                                                                                     2,376,142
       61,800  Gander Mountain Company(b)                                                                       1,387,410
       29,000  Gentex Corporation                                                                               1,140,570
      102,900  Gymboree Corporation(b,c)                                                                        1,816,185
      164,000  Interface, Inc.(b)                                                                               1,398,920
       56,400  International Speedway Corporation                                                               2,376,132
       52,300  Lee Enterprises, Inc.                                                                            2,498,894
       90,300  Linens 'n Things, Inc.(b)                                                                        2,929,332
       34,022  M.D.C. Holdings, Inc.(c)                                                                         2,102,219
       87,900  Marine Products Corporation                                                                      1,554,072
       69,100  MarineMax, Inc.(b)                                                                               1,970,041
       73,900  Maytag Corporation                                                                               2,061,810
       42,400  P.F. Chang's China Bistro, Inc.(b,c)                                                             2,071,664
      134,000  Quiksilver, Inc.                                                                                 2,898,420
      199,300  Radio One, Inc.(b)                                                                               3,802,644
       75,000  Red Robin Gourmet Burgers, Inc.(b,c)                                                             2,156,250
       54,900  Regis Corporation                                                                                2,383,758
       74,050  SCP Pool Corporation                                                                             2,977,550
       66,900  Select Comfort Corporation(b,c)                                                                  1,621,656
       56,100  Shuffle Master, Inc.(c)                                                                          1,837,275
       50,700  Toll Brothers, Inc.(b,c)                                                                         2,006,199
      113,800  Toys 'R' Us, Inc.(b)                                                                             1,758,210
       82,300  West Marine, Inc.(b,c)                                                                           2,393,284
       61,800  Winnebago Industries, Inc.(c)                                                                    1,781,694
       71,600  Wolverine World Wide, Inc.                                                                       1,924,608
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    75,461,097
=========================================================================================================================

Consumer Staples (2.3%)
-------------------------------------------------------------------------------------------------------------------------
      190,600  Casey's General Stores, Inc.(c)                                                                  3,156,336
       45,800  Church & Dwight Company, Inc.(c)                                                                 2,058,710
       49,200  Dean Foods Company                                                                               1,652,136
       65,900  NBTY, Inc.(b)                                                                                    2,448,844
       62,200  WD-40 Company                                                                                    1,887,770
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          11,203,796
=========================================================================================================================

Energy (5.7%)
-------------------------------------------------------------------------------------------------------------------------
       84,800  Cimarex Energy Company(b)                                                                        2,339,632
      168,500  Energy Partners, Ltd.(b,c)                                                                       2,359,000
       68,500  Evergreen Resources, Inc.(c)                                                                     2,748,905
      176,100  Key Energy Services, Inc.(b)                                                                     1,877,226
       94,500  Maverick Tube Corporation(b)                                                                     2,138,535
       54,900  Newfield Exploration Company(b)                                                                  2,892,132
       70,700  Patina Oil & Gas Corporation                                                                     1,965,460
       75,000  Patterson-UTI Energy, Inc.(b,c)                                                                  2,714,250
       41,600  Precision Drilling Corporation(b)                                                                1,992,640
       68,200  St. Mary Land &  Exploration Company                                                             2,465,430
       20,200  Teekay Shipping Corporation(c)                                                                   1,228,160
       85,600  Ultra Petroleum Corporation(b)                                                                   2,811,104
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    27,532,474
=========================================================================================================================

Financials (13.5%)
-------------------------------------------------------------------------------------------------------------------------
       62,850  Affiliated Managers Group, Inc.(c)                                                               3,060,795
       24,900  Alexandria Real Estate Equities, Inc.                                                            1,414,818
       39,400  AMB Property Corporation                                                                         1,193,820
      128,400  Argonaut Group, Inc.(b)                                                                          2,375,400
       54,963  BOK Financial Corporation(b)                                                                     2,146,855
       53,300  Corus Bankshares, Inc.                                                                           2,012,075
       32,300  Developers Diversified Realty Corporation                                                        1,057,825
       42,700  Eastgroup Properties, Inc.                                                                       1,236,165
       55,550  First BanCorp                                                                                    2,047,573
       62,300  First Midwest Bancorp, Inc.                                                                      2,102,625
       86,200  HCC Insurance Holdings, Inc.                                                                     2,760,124
      104,900  HRPT Properties Trust                                                                            1,001,795
       81,000  Investors Financial Services Corporation(c)                                                      3,148,470
       44,000  MAF Bancorp, Inc.                                                                                1,797,400
       62,600  Main Street Banks, Inc.(c)                                                                       1,690,200
       33,500  MB Financial, Inc.                                                                               1,180,875
       67,345  Mercantile Bank Corporation(c)                                                                   2,421,053
       25,500  Mills Corporation                                                                                1,035,300
       31,400  Piper Jaffray Companies(b)                                                                       1,520,388
       84,300  Platinum Underwriters Holdings, Ltd.(c)                                                          2,695,914
       41,500  PrivateBancorp, Inc.(c)                                                                          2,295,780
      107,900  Providian Financial Corporation(b)                                                               1,308,827
       67,950  Raymond James Financial, Inc.                                                                    1,706,904
       46,600  Reinsurance Group of America                                                                     1,809,012
       76,000  RLI Corporation(c)                                                                               2,641,000
       14,700  S&P SmallCap 600 Index Fund I Shares(c)                                                          2,014,782
       32,700  SL Green Realty Corporation                                                                      1,334,160
       52,300  Southwest Bancorporation of Texas, Inc.                                                          2,127,041
      174,300  Sterling Bancshares, Inc.(c)                                                                     2,215,353
       31,700  Stewart Information Services Corporation                                                         1,125,350
       58,900  UCBH Holdings, Inc.                                                                              2,180,478
       61,200  United Bankshares, Inc.                                                                          1,836,612
       79,052  Washington Federal, Inc.                                                                         1,846,655
      163,200  Winston Hotels, Inc.                                                                             1,503,072
       45,000  Wintrust Financial Corporation                                                                   2,137,050
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                65,981,546
=========================================================================================================================

Health Care (11.0%)
-------------------------------------------------------------------------------------------------------------------------
       94,200  Advanced Medical Optics, Inc.(b,c)                                                               2,971,068
       46,100  Community Health Systems, Inc.(b)                                                                1,188,919
       43,500  Cooper Companies, Inc.                                                                           2,349,000
       77,800  Cytyc Corporation(b)                                                                             1,664,920
       54,100  Dade Behring Holdings, Inc.(b)                                                                   2,488,600
       24,300  Dendrite International, Inc.(b)                                                                    416,502
      374,250  Encore Medical Corporation(b)                                                                    2,937,862
       34,900  Henry Schein, Inc.(b)                                                                            2,459,403
      132,100  Intuitive Surgical, Inc.(b)                                                                      2,133,415
       37,700  KOS Pharmaceuticals, Inc.(b,c)                                                                   1,551,732
       56,900  LifePoint Hospitals, Inc.(b)                                                                     2,034,744
       37,800  Martek Biosciences Corporation(b,c)                                                              2,399,922
      143,000  Medarex, Inc.(b,c)                                                                               1,362,790
       55,700  Medicis Pharmaceutical Corporation(c)                                                            2,390,644
       38,000  Millipore Corporation(b)                                                                         1,992,340
       53,700  PacifiCare Health Systems, Inc.                                                                  1,920,312
       86,100  Perrigo Company                                                                                  1,857,177
       61,700  Protein Design Labs, Inc.(b)                                                                     1,510,416
       42,200  Renal Care Group, Inc.(b)                                                                        2,088,056
       42,900  ResMed, Inc.(b)                                                                                  2,114,112
      222,700  Savient Pharmaceuticals, Inc.(b)                                                                   835,125
       31,800  Sierra Health Services, Inc.(b)                                                                  1,181,370
       62,000  TECHNE Corporation(b)                                                                            2,415,520
       52,600  Telik, Inc.(b)                                                                                   1,234,522
      123,900  United Surgical Partners International, Inc.(b)                                                  4,487,659
       56,900  Ventana Medical Systems, Inc.(b,c)                                                               2,815,981
      106,600  Vertex Pharmaceuticals, Inc.(b)                                                                    921,024
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               53,723,135
=========================================================================================================================

Industrials (14.6%)
-------------------------------------------------------------------------------------------------------------------------
       92,300  American Power Conversion Corporation                                                            1,722,318
      131,000  Artesyn Technologies, Inc.(b,c)                                                                  1,206,510
       21,600  Briggs & Stratton Corporation                                                                    1,512,000
       94,400  Casella Waste Systems, Inc.(b,c)                                                                 1,368,800
       60,500  Chicago Bridge and Iron Company                                                                  1,739,375
       71,400  Consolidated Graphics, Inc.(b)                                                                   2,664,648
       73,300  Donaldson Company, Inc.                                                                          2,010,619
       61,900  Dycom Industries, Inc.(b)                                                                        1,459,602
       77,600  EDO Corporation                                                                                  1,761,520
      241,800  Exult, Inc.(b,c)                                                                                 1,477,398
       92,100  Federal Signal Corporation(c)                                                                    1,676,220
       54,700  G & K Services, Inc.                                                                             2,073,130
       59,600  Genesee and Wyoming, Inc.                                                                        1,373,780
       25,200  Genlyte Group, Inc.(b)                                                                           1,444,464
       59,937  Graco, Inc.                                                                                      1,690,223
       86,600  Granite Construction, Inc.                                                                       1,719,010
      111,145  Heartland Express, Inc.                                                                          2,728,610
       78,500  IDEX Corporation                                                                                 3,709,125
       39,550  Intersections, Inc.(b)                                                                             976,885
       45,300  Jacobs Engineering Group, Inc.(b)                                                                1,889,463
      161,500  Jacuzzi Brands, Inc.(b)                                                                          1,411,510
      149,300  KForce, Inc.(b,c)                                                                                1,403,420
       38,000  Landstar System, Inc.                                                                            1,708,480
       58,600  Lindsay Manufacturing Company                                                                    1,385,890
       97,400  Manitowoc Company, Inc.(c)                                                                       2,961,934
       66,900  Mercury Computer Systems, Inc.(b,c)                                                              1,498,560
       63,000  Monster Worldwide, Inc.(b)                                                                       1,613,430
      117,400  MSC Industrial Direct Company, Inc.                                                              3,364,684
       38,800  Oshkosh Truck Corporation                                                                        1,986,560
       42,200  Pacer International, Inc.(b)                                                                       793,360
       47,300  Precision Castparts Corporation                                                                  2,128,973
       41,200  Ritchie Bros. Auctioneers Incorporated                                                           2,420,500
       33,700  Roper Industries, Inc.                                                                           1,636,135
      135,900  SkyWest, Inc.                                                                                    2,473,380
       91,100  Tetra Tech, Inc.(b)                                                                              1,513,171
       28,300  Toro Company                                                                                     1,645,645
       47,600  United Defense Industries, Inc.(b)                                                               1,649,340
       54,700  Waste Connections, Inc.(b)                                                                       2,202,769
       49,300  Watson Wyatt & Company Holdings(b)                                                               1,293,139
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               71,294,580
=========================================================================================================================

Information Technology (13.9%)
-------------------------------------------------------------------------------------------------------------------------
       45,400  Actel Corporation(b)                                                                               904,368
       88,700  Acxiom Corporation                                                                               2,052,518
       37,600  ADTRAN, Inc.                                                                                       921,576
       62,400  Advanced Digital Information Corporation(b)                                                        658,944
       76,200  Akamai Technologies, Inc.(b,c)                                                                     900,684
      175,500  Arris Group, Inc.(b,c)                                                                           1,049,490
       68,900  Autodesk, Inc.                                                                                   2,308,150
       53,900  Avocent Corporation(b)                                                                           1,729,651
       80,000  Axcelis Technologies, Inc.(b)                                                                      840,800
       34,300  BARRA, Inc.(c)                                                                                   1,401,155
      150,900  Bell Microproducts, Inc.(b,c)                                                                      983,868
      110,900  BISYS Group, Inc.(b)                                                                             1,608,050
       32,400  CACI International, Inc.(b)                                                                      1,474,200
       35,900  Cymer, Inc.(b,c)                                                                                 1,148,082
      127,900  Cypress Semiconductor Corporation(b,c)                                                           1,786,763
       39,700  Dionex Corporation(b)                                                                            2,025,891
       42,500  Fair Isaac Corporation                                                                           1,433,100
       67,900  Global Payments, Inc.                                                                            3,257,842
      201,100  Ingram Micro, Inc.(b)                                                                            2,403,145
       77,400  Inter-Tel, Inc.(c)                                                                               1,852,956
       36,600  International Rectifier Corporation(b)                                                           1,450,824
       47,950  Kronos, Inc.                                                                                     1,749,216
       47,800  Littelfuse, Inc.(b)                                                                              1,835,520
       33,700  Manhattan Associates, Inc.(b,c)                                                                    905,519
       74,600  Metrologic Instruments, Inc.(c)                                                                  1,172,712
      143,200  MPS Group, Inc.(b)                                                                               1,566,608
      117,000  MSC.Software Corporation(b,c)                                                                    1,090,440
      143,700  Opsware, Inc.(b,c)                                                                               1,051,884
      519,200  Parametric Technology Corporation(b)                                                             2,377,936
       83,400  Photronics, Inc.(b)                                                                              1,241,826
      144,100  Pinnacle Systems, Inc.(b)                                                                        1,134,067
       67,300  Plantronics, Inc.(b)                                                                             2,554,035
      138,500  Plexus Corporation(b,c)                                                                          1,991,630
      145,200  Powerwave Technologies, Inc.(b,c)                                                                  983,004
      142,900  Skyworks Solutions, Inc.(b,c)                                                                    1,223,224
       78,400  Tech Data Corporation(b)                                                                         2,665,600
      252,800  Three-Five Systems, Inc.(b,c)                                                                    1,286,752
       16,600  Tollgrade Communications, Inc.(b,c)                                                                202,188
       42,600  Varian Semiconductor Equipment Associates, Inc.(b,c)                                             1,387,056
       35,600  Varian, Inc.(b)                                                                                  1,461,024
      115,700  Vishay Intertechnology, Inc.(b,c)                                                                2,013,180
      265,800  Wind River Systems, Inc.(b,c)                                                                    2,487,888
       39,050  Zebra Technologies Corporation                                                                   2,861,974
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    67,435,340
=========================================================================================================================

Materials (3.5%)
-------------------------------------------------------------------------------------------------------------------------
       59,300  H.B. Fuller Company                                                                              1,624,820
      101,500  MacDermid, Inc.                                                                                  3,286,570
       93,800  NOVA Chemicals Corporation(c)                                                                    2,391,900
      108,900  Packaging Corporation of America                                                                 2,393,622
       54,700  Peabody Energy Corporation                                                                       2,564,883
       73,900  RPM International, Inc.                                                                          1,114,412
       56,100  Schweitzer-Mauduit International, Inc.                                                           1,738,539
       78,700  Steel Dynamics, Inc.(b)                                                                          1,894,309
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 17,009,055
=========================================================================================================================

Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------------
       71,846  Aqua America, Inc.                                                                               1,469,251
       57,100  Energen Corporation                                                                              2,361,085
       50,000  Piedmont Natural Gas Company, Inc.(c)                                                            2,025,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,855,336
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $324,987,102)                                                         395,496,359
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Collateral Held for Securities Loaned (14.5%)                      Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
   70,589,884  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A       $70,589,884
     $180,931  U.S. Treasury Bond Strips                                         5.298        2/15/2017            92,852
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $70,682,736)                                                                                    70,682,736
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Short-Term Investments (4.3%)                                      Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
   11,384,032  The AAL Money Market Fund                                         0.530%             N/A       $11,384,032
   $9,400,000  Total Capital SA                                                  1.030         5/3/2004         9,399,462
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                20,783,494
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $416,453,332)                                                         $486,962,589
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) The interest rate shown reflects the coupon rate, yield, or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Small Cap Index Fund II
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (77.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
        1,700  Boston Communications Group, Inc.(b,c)                                                             $18,292
        1,900  Commonwealth Telephone Enterprises, Inc.(b,c)                                                       79,154
        4,700  General Communication, Inc.(b)                                                                      41,830
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      139,276
=========================================================================================================================

Consumer Discretionary (13.9%)
-------------------------------------------------------------------------------------------------------------------------
        1,200  4Kids Entertainment, Inc.(b,c)                                                                      26,220
        2,750  Aaron Rents, Inc.(c)                                                                                79,640
        1,500  Action Performance Companies, Inc.(c)                                                               23,520
        1,800  Advanced Marketing Services, Inc.(c)                                                                17,874
        2,550  ADVO, Inc.                                                                                          80,070
        2,100  Applica, Inc.(b)                                                                                    23,562
        1,900  Arctic Cat, Inc.                                                                                    45,125
        2,400  Argosy Gaming Company(b)                                                                            89,256
        1,200  Ashworth, Inc.(b)                                                                                   10,200
        2,900  Aztar Corporation(b)                                                                                75,110
        2,900  Bally Total Fitness Holding Corporation(b,c)                                                        11,948
        1,100  Bassett Furniture Industries, Inc.                                                                  19,734
        1,500  Brown Shoe Company, Inc.(c)                                                                         54,870
        1,200  Building Materials Holding Corporation                                                              19,728
        3,700  Burlington Coat Factory Warehouse Corporation(c)                                                    70,152
        1,900  Cato Corporation(c)                                                                                 38,038
        3,250  CEC Entertainment, Inc.                                                                            111,052
        5,900  Champion Enterprises, Inc.(b)                                                                       64,251
        2,200  Children's Place Retail Stores, Inc.(b,c)                                                           57,948
        3,200  Christopher & Banks Corporation                                                                     57,248
        1,500  Coachmen Industries, Inc.(c)                                                                        23,895
        2,500  Concord Camera Corporation(b,c)                                                                     12,625
        1,800  Cost Plus, Inc.(b)                                                                                  65,160
        1,200  Department 56, Inc.(b)                                                                              19,284
        2,500  Dress Barn, Inc.(b,c)                                                                               42,050
        2,100  Electronics Boutique Holdings Corporation(b)                                                        56,805
        1,300  Enesco Group, Inc.(b)                                                                               16,861
        3,100  Ethan Allen Interiors, Inc.                                                                        128,867
        2,670  Fedders Corporation(c)                                                                              14,445
        3,200  Fleetwood Enterprises, Inc.(b,c)                                                                    46,400
        5,900  Fossil, Inc.                                                                                       144,491
        3,300  Fred's, Inc.                                                                                        61,281
        1,800  Genesco, Inc.(b,c)                                                                                  40,050
        2,700  Goody's Family Clothing, Inc.(c)                                                                    33,723
        1,900  Group 1 Automotive, Inc.(b)                                                                         65,664
        2,000  Guitar Center, Inc.(b,c)                                                                            83,040
        2,500  Gymboree Corporation(b,c)                                                                           44,125
          700  Haggar Corporation(c)                                                                               13,748
        1,700  Hancock Fabrics, Inc.                                                                               25,262
        2,000  Haverty Furniture Companies, Inc.                                                                   36,140
        2,000  Hibbett Sporting Goods, Inc.                                                                        48,560
        4,075  Hot Topic, Inc.(c)                                                                                  90,710
        1,900  IHOP Corporation(c)                                                                                 70,585
        1,900  Information Holdings, Inc.(b)                                                                       47,215
        3,950  Insight Enterprises, Inc.(b)                                                                        66,123
        4,300  Interface, Inc.(b,c)                                                                                36,679
        2,200  Intermet Corporation                                                                                 8,910
        1,600  J. Jill Group, Inc.(b)                                                                              33,888
        3,000  Jack in the Box, Inc.(b)                                                                            81,240
        2,200  JAKKS Pacific, Inc.(b,c)                                                                            38,214
        1,810  Jo-Ann Stores, Inc.(b)                                                                              51,169
        3,000  K-Swiss, Inc.(c)                                                                                    58,530
        2,900  K2, Inc.(b,c)                                                                                       42,514
        2,200  Kellwood Company                                                                                    86,790
        2,400  Landry's Restaurants, Inc.                                                                          80,352
        4,400  Lay-Z-Boy, Inc.(c)                                                                                  91,696
        1,200  Libbey, Inc.                                                                                        31,404
        3,800  Linens 'n Things, Inc.(b,c)                                                                        123,272
        2,000  Lone Star Steakhouse & Saloon, Inc.(c)                                                              61,500
        2,724  M.D.C. Holdings, Inc.                                                                              168,316
        2,600  Marcus Corporation                                                                                  42,120
        1,900  Meade Instruments Corporation(b,c)                                                                   6,745
        3,100  Men's Wearhouse, Inc.(b)                                                                            79,019
        1,100  Meritage Corporation(b)                                                                             74,635
        1,300  Midas, Inc.(b)                                                                                      23,738
        2,400  Monaco Coach Corporation                                                                            62,568
        2,700  Movie Gallery, Inc.                                                                                 52,434
        2,100  Multimedia Games, Inc.(c)                                                                           46,788
          600  National Presto Industries, Inc.                                                                    24,426
        2,700  Nautilus Group, Inc.(c)                                                                             43,416
          520  NVR, Inc.(b)                                                                                       234,517
        1,900  O'Charley's, Inc.(b)                                                                                35,891
        1,200  OshKosh B'Gosh, Inc.(c)                                                                             27,744
        1,400  Oxford Industries, Inc.(c)                                                                          54,572
        2,100  P.F. Chang's China Bistro, Inc.(b,c)                                                               102,606
        2,500  Panera Bread Company(b,c)                                                                          102,175
        1,500  Papa John's International, Inc.(b,c)                                                                50,175
        5,000  Pep Boys, Inc.(c)                                                                                  137,350
        2,600  Phillips-Van Heusen Corporation(c)                                                                  46,982
        3,000  Pinnacle Entertainment, Inc.(b)                                                                     34,260
        3,700  Polaris Industries, Inc.(c)                                                                        158,730
        3,900  Prime Hospitality Corporation(b)                                                                    39,195
        4,700  Quiksilver, Inc.                                                                                   101,661
        2,800  RARE Hospitality International, Inc.                                                                76,636
        1,800  Russ Berrie and Company, Inc.                                                                       51,354
        2,800  Russell Corporation(c)                                                                              46,564
        3,700  Ryan's Family Steak Houses, Inc.(b)                                                                 67,118
        1,100  Salton, Inc.(b,c)                                                                                    9,955
        2,950  SCP Pool Corporation                                                                               118,620
        3,000  Select Comfort Corporation(b,c)                                                                     72,720
        2,500  ShopKo Stores, Inc.(b,c)                                                                            33,150
        2,050  Shuffle Master, Inc.(c)                                                                             67,138
          800  Skyline Corporation                                                                                 34,192
        3,300  Sonic Corporation(b)                                                                               106,491
        1,800  Standard Motor Products, Inc.                                                                       26,280
        2,700  Standard Pacific Corporation                                                                       136,188
        2,400  Steak n Shake Company(b)                                                                            45,240
        3,500  Stein Mart, Inc.(b)                                                                                 44,520
        3,500  Stride Rite Corporation                                                                             37,555
        2,300  Sturm, Ruger & Company, Inc.                                                                        25,093
        1,800  TBC Corporation(b)                                                                                  50,292
        1,400  Thomas Nelson, Inc.                                                                                 36,624
        2,900  Too, Inc.(b,c)                                                                                      50,866
        4,700  Tower Automotive, Inc.(b,c)                                                                         24,064
        3,100  Tractor Supply Company                                                                             121,086
        5,000  Triarc Companies, Inc.(c)                                                                           52,250
        1,400  Ultimate Electronics, Inc.(b,c)                                                                      5,950
        3,300  Urban Outfitters, Inc.                                                                             152,361
        2,725  Wet Seal, Inc.(b,c)                                                                                 15,015
        2,800  Winnebago Industries, Inc.(c)                                                                       80,724
        2,500  WMS Industries, Inc.(b,c)                                                                           70,600
        3,300  Wolverine World Wide, Inc.                                                                          88,704
        2,200  Zale Corporation(b)                                                                                123,024
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,719,250
=========================================================================================================================

Consumer Staples (2.6%)
-------------------------------------------------------------------------------------------------------------------------
        1,600  American Italian Pasta Company(c)                                                                   49,536
        4,200  Casey's General Stores, Inc.                                                                        69,552
        3,000  Corn Products International, Inc.                                                                  127,500
        3,200  Delta and Pine Land Company                                                                         77,632
        3,900  DIMON, Inc.                                                                                         27,027
        2,100  Duane Reade, Inc.(b)                                                                                35,049
        3,750  Flowers Foods, Inc.                                                                                 91,838
        3,200  Great Atlantic & Pacific Tea Company, Inc.(b,c)                                                     25,600
        3,000  Hain Celestial Group, Inc.(b,c)                                                                     59,400
        1,600  International Multifoods Corporation(b)                                                             39,760
          800  J & J Snack Foods Corporation(b)                                                                    30,584
        2,500  Lance, Inc.                                                                                         37,775
        3,200  Longs Drug Stores Corporation                                                                       62,720
        1,100  Nash Finch Company(c)                                                                               22,737
        1,300  Nature's Sunshine Products, Inc.(c)                                                                 18,850
        5,600  NBTY, Inc.(b)                                                                                      208,096
        3,900  Performance Food Group Company(b)                                                                  137,007
        2,400  Ralcorp Holdings, Inc.(b)                                                                           83,544
        3,200  United Natural Foods, Inc.(c)                                                                       80,160
        1,500  WD-40 Company(c)                                                                                    45,525
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,329,892
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
        1,200  Atwood Oceanics, Inc.(b,c)                                                                          43,980
        2,700  Cabot Oil & Gas Corporation(c)                                                                      96,390
        3,200  Cal Dive International, Inc.(b)                                                                     86,528
        1,400  Carbo Ceramics, Inc.                                                                                90,552
        3,600  Cimarex Energy Company(b)                                                                           99,324
        1,600  Dril-Quip, Inc.(b)                                                                                  27,488
        3,600  Evergreen Resources, Inc.                                                                          144,468
        2,300  Frontier Oil Corporation                                                                            40,894
        2,100  Hydril Company(b)                                                                                   53,466
        4,300  Input/Output, Inc.(b,c)                                                                             33,927
        2,400  Lone Star Technologies, Inc.(b,c)                                                                   49,200
        3,500  Maverick Tube Corporation(b)                                                                        79,205
        1,700  Nuevo Energy Company(b)                                                                             58,650
        2,000  Oceaneering International, Inc.(b)                                                                  56,000
        2,000  Offshore Logistics, Inc.(b)                                                                         43,900
        5,812  Patina Oil & Gas Corporation                                                                       161,574
        2,100  Plains Resources, Inc.(b,c)                                                                         37,842
        1,100  Prima Energy Corporation(b)                                                                         40,843
        2,500  Remington Oil and Gas Corporation(b)                                                                54,750
        1,700  SEACOR Holdings, Inc.(b)                                                                            70,516
        3,000  Southwestern Energy Company(b)                                                                      75,450
        2,800  Spinnaker Exploration Company(b)                                                                    99,876
        2,500  St. Mary Land & Exploration Company(c)                                                              90,375
        2,300  Stone Energy Corporation(b)                                                                        113,160
        2,300  Swift Energy Company(b)                                                                             49,887
        2,000  TETRA Technologies, Inc.                                                                            47,820
        3,800  Tom Brown, Inc.(b)                                                                                 181,944
        3,700  Unit Corporation(b)                                                                                104,525
        2,800  Veritas DGC, Inc.(b,c)                                                                              57,204
        5,400  Vintage Petroleum, Inc.                                                                             81,378
        2,400  W-H Energy Services, Inc.(b)                                                                        44,112
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,315,228
=========================================================================================================================

Financials (10.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,000  Anchor BanCorp Wisconsin, Inc.(c)                                                                   48,560
        2,600  BankUnited Financial Corporation(b)                                                                 68,718
        2,300  Boston Private Financial Holdings, Inc.(c)                                                          53,590
        5,100  Brookline Bancorp, Inc.(c)                                                                          72,216
        3,100  Capital Automotive REIT                                                                             87,203
        2,400  Cash America International, Inc.                                                                    51,336
        3,300  Chittenden Corporation(c)                                                                          100,386
        2,400  Colonial Properties Trust(c)                                                                        84,672
        3,600  Commercial Federal Corporation(c)                                                                   92,376
        4,300  Commercial Net Lease Realty, Inc.(c)                                                                71,337
        3,300  Community First Bankshares, Inc.                                                                   106,194
        2,600  Delphi Financial Group, Inc.                                                                       104,416
        3,350  Dime Community Bancshares                                                                           57,285
        2,400  Downey Financial Corporation(c)                                                                    115,800
        2,100  East West Bancorp, Inc.                                                                            118,293
        2,000  Essex Property Trust, Inc.                                                                         121,900
        1,500  Financial Federal Corporation(b)                                                                    46,950
        3,350  First BanCorp                                                                                      123,481
        4,100  First Midwest Bancorp, Inc.                                                                        138,375
        1,400  First Republic Bank(c)                                                                              53,340
        1,500  FirstFed Financial Corporation(b)                                                                   60,630
        5,100  Flagstar Bancorp, Inc.(c)                                                                          104,193
        6,400  Fremont General Corporation                                                                        137,920
        2,500  Gables Residential Trust(c)                                                                         79,500
        2,800  Glenborough Realty Trust, Inc.                                                                      52,612
        3,400  Gold Banc Corporation, Inc.(c)                                                                      55,624
        3,000  Hilb, Rogal and Hamilton Company(c)                                                                107,550
        3,850  Hudson United Bancorp                                                                              137,560
        3,700  Investment Technology Group, Inc.(b)                                                                53,021
        2,300  Irwin Financial Corporation(c)                                                                      54,395
        2,400  Kilroy Realty Corporation                                                                           75,240
        1,600  LandAmerica Financial Group, Inc.                                                                   65,936
        4,100  Lexington Corporate Properties Trust(c)                                                             75,809
        3,000  MAF Bancorp, Inc.                                                                                  122,550
        2,950  New Century Financial Corporation(c)                                                               125,168
        1,800  Philadelphia Consolidated Holding Corporation(b)                                                   103,932
        1,600  Piper Jaffray Companies(b)                                                                          77,472
        2,500  Presidential Life Corporation                                                                       40,225
        2,155  Provident Bankshares Corporation(c)                                                                 60,706
        5,440  Republic Bancorp                                                                                    70,774
        2,100  Rewards Network, Inc.(b,c)                                                                          20,601
        2,500  Riggs National Corporation                                                                          45,225
        2,100  RLI Corporation(c)                                                                                  72,975
          900  SCPIE Holdings, Inc.(c)                                                                              7,425
        2,600  Seacoast Financial Services Corporation                                                             84,084
        2,300  Selective Insurance Group, Inc.(c)                                                                  82,248
        4,000  Shurgard Storage Centers, Inc.(c)                                                                  133,200
        5,000  South Financial Group, Inc.(c)                                                                     138,500
        2,900  Southwest Bancorporation of Texas, Inc.                                                            117,943
        3,850  Sterling Bancshares, Inc.(c)                                                                        48,934
        1,800  Sterling Financial Corporation(b)                                                                   59,418
        1,500  Stewart Information Services Corporation                                                            53,250
        3,500  Susquehanna Bancshares, Inc.(c)                                                                     81,900
        1,593  SWS Group, Inc.                                                                                     25,870
        6,433  TrustCo Bank Corporation NY(c)                                                                      81,120
        3,800  UCBH Holdings, Inc.(c)                                                                             140,676
        3,900  UICI(b,c)                                                                                           67,509
        2,600  Umpqua Holdings Corporation(c)                                                                      49,270
        3,900  United Bankshares, Inc.                                                                            117,039
        3,015  Waypoint Financial Corporation                                                                      78,028
        3,550  Whitney Holding Corporation                                                                        145,550
        1,800  Wintrust Financial Corporation(c)                                                                   85,482
        1,600  Zenith National Insurance Corporation(c)                                                            68,992
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,182,484
=========================================================================================================================

Health Care (10.6%)
-------------------------------------------------------------------------------------------------------------------------
        4,075  Accredo Health, Inc.(b)                                                                            157,499
        2,500  Advanced Medical Optics, Inc.(b)                                                                    78,850
        4,400  Alpharma, Inc.                                                                                      95,612
        2,700  American Healthways, Inc.(c)                                                                        65,421
        2,800  American Medical Systems Holdings, Inc.(b)                                                          72,688
        2,000  Amerigroup Corporation(b,c)                                                                         83,020
        2,500  Amsurg Corporation                                                                                  60,425
        1,200  Analogic Corporation(c)                                                                             56,820
        2,400  ArQule, Inc.(b,c)                                                                                   15,936
        1,700  ArthroCare Corporation(b,c)                                                                         39,967
        2,000  BioLase Technology, Inc.(b,c)                                                                       25,760
        1,300  Biosite Diagnostics, Inc.(b,c)                                                                      51,506
        1,700  Centene Corporation(c)                                                                              56,950
        3,000  Cerner Corporation(b,c)                                                                            128,460
        1,200  CIMA Labs, Inc.(b,c)                                                                                37,968
        2,400  CONMED Corporation(b)                                                                               59,232
        2,700  Cooper Companies, Inc.                                                                             145,800
        2,700  Cross Country Healthcare, Inc.(b,c)                                                                 44,523
        2,150  CryoLife, Inc.(b,c)                                                                                 12,298
        1,100  Curative Health Services, Inc.(b,c)                                                                 12,760
        2,000  Cyberonics, Inc.(b)                                                                                 47,380
        1,300  Datascope Corporation(c)                                                                            43,056
        3,400  Dendrite International, Inc.(b,c)                                                                   58,276
        2,400  Diagnostic Products Corporation(c)                                                                 102,384
        2,512  Enzo Biochem, Inc.(b,c)                                                                             36,550
        2,100  Haemonetics Corporation(b)                                                                          59,283
        1,700  Hologic, Inc.(b,c)                                                                                  34,085
        5,500  Hooper Holmes, Inc.(c)                                                                              30,305
        1,100  ICU Medical, Inc.(b,c)                                                                              36,707
        2,900  IDEXX Laboratories, Inc.(b,c)                                                                      177,654
        1,600  Immucor Incorporated(b,c)                                                                           39,440
        2,950  Inamed Corporation                                                                                 173,578
        2,300  Integra Life Sciences Holdings Corporation(b,c)                                                     73,600
        2,600  Invacare Corporation(c)                                                                            103,558
        4,700  Medicis Pharmaceutical Corporation(c)                                                              201,724
        3,700  Mentor Corporation(c)                                                                              117,290
        2,100  Merit Medical Systems, Inc.(b,c)                                                                    32,991
        2,900  MGI PHARMA, Inc.(b,c)                                                                              179,278
        3,000  NDCHealth Corporation                                                                               68,610
        1,900  Noven Pharmaceuticals, Inc.(b)                                                                      37,316
        3,050  Odyssey Healthcare, Inc.(c)                                                                         51,270
        4,200  Orthodontic Centers of America, Inc.(b,c)                                                           30,114
        1,600  Osteotech, Inc.(b,c)                                                                                10,624
        3,300  Owens & Minor, Inc.                                                                                 80,190
        2,200  PAREXEL International Corporation(b,c)                                                              42,988
        2,000  Pediatrix Medical Group, Inc.(b)                                                                   143,000
        4,700  Pharmaceutical Product Development, Inc.(b,c)                                                      138,979
        2,200  PolyMedica Corporation(c)                                                                           61,248
        1,500  Possis Medical, Inc.(b,c)                                                                           38,145
        3,700  Priority Healthcare Corporation(b)                                                                  74,185
        4,100  Province Healthcare Company(b,c)                                                                    65,559
        4,700  Regeneron Pharmaceuticals, Inc.(b,c)                                                                58,891
        1,400  RehabCare Group, Inc.(b)                                                                            28,630
        3,800  Renal Care Group, Inc.(b)                                                                          188,024
        2,800  ResMed, Inc.(b,c)                                                                                  137,984
        2,900  Respironics, Inc.(b)                                                                               151,989
          800  Roto-Rooter, Inc.(c)                                                                                38,720
        5,100  Savient Pharmaceuticals, Inc.(b)                                                                    19,125
        2,300  Sierra Health Services, Inc.(b,c)                                                                   85,445
        2,700  Sola International, Inc.(b,c)                                                                       55,404
        1,700  Sunrise Senior Living, Inc.(b,c)                                                                    53,720
        1,500  SurModics, Inc.(b,c)                                                                                33,570
        3,200  Sybron Dental Specialties, Inc.(b)                                                                  93,600
        3,400  TECHNE Corporation(b,c)                                                                            132,464
        2,600  Theragenics Corporation(b,c)                                                                        13,624
        2,300  United Surgical Partners International, Inc.(b)                                                     83,306
        7,100  US Oncology, Inc.(b)                                                                               105,790
        2,500  Viasys Healthcare, Inc.(b)                                                                          48,500
        1,200  Vital Signs, Inc.                                                                                   38,556
        1,800  Wilson Greatbatch Technologies, Inc.(b,c)                                                           62,100
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                5,120,304
=========================================================================================================================

Industrials (14.8%)
-------------------------------------------------------------------------------------------------------------------------
        1,400  A.T. Cross Company(b)                                                                                8,232
        2,700  AAR Corporation(b,c)                                                                                27,405
        4,100  ABM Industries, Inc.(c)                                                                             75,686
        3,500  Acuity Brands, Inc.                                                                                 85,645
        2,200  Administaff, Inc.(b,c)                                                                              38,500
        2,800  Albany International Corporation                                                                    85,400
          900  Angelica Corporation                                                                                20,700
        2,400  Apogee Enterprises, Inc.(c)                                                                         26,736
        1,800  Applied Industrial Technologies, Inc.(c)                                                            47,304
        2,600  Arbitron, Inc.(b)                                                                                   96,850
        2,100  Arkansas Best Corporation                                                                           54,579
        2,400  Armor Holdings, Inc.(b)                                                                             79,296
        3,200  Artesyn Technologies, Inc.(b,c)                                                                     29,472
        1,800  Astec Industries, Inc.(b,c)                                                                         32,112
        3,900  Atlantic Coast Airlines Holdings, Inc.(b,c)                                                         25,545
        2,800  Baldor Electric Company                                                                             63,224
        2,000  Barnes Group, Inc.(c)                                                                               54,500
        2,200  Belden, Inc.                                                                                        38,478
        2,900  Bowne & Company, Inc.                                                                               49,097
        2,100  Brady Corporation                                                                                   81,585
        1,900  Briggs & Stratton Corporation                                                                      133,000
        2,100  C&D Technologies, Inc.(c)                                                                           32,550
        1,600  CDI Corporation(c)                                                                                  51,616
        3,000  Central Parking Corporation(c)                                                                      57,270
        2,200  CLARCOR, Inc.                                                                                       96,844
        1,900  Coinstar, Inc.(b,c)                                                                                 32,775
        1,300  Consolidated Graphics, Inc.(b)                                                                      48,516
          700  CPI Corporation(c)                                                                                  10,738
        2,200  Cubic Corporation(c)                                                                                51,920
        1,600  Cuno, Inc.(b,c)                                                                                     70,496
        1,700  Curtiss-Wright Corporation(c)                                                                       80,070
        2,200  DRS Technologies, Inc.(b)                                                                           62,150
        1,800  EDO Corporation                                                                                     40,860
        4,000  EGL, Inc.(b,c)                                                                                      74,160
        1,700  ElkCorp                                                                                             47,124
        1,200  EMCOR Group, Inc.(b)                                                                                49,080
        2,125  Engineered Support Systems, Inc.                                                                   103,339
        1,700  Esterline Technologies Corporation(b,c)                                                             42,075
        1,800  Forward Air Corporation(b)                                                                          59,904
        3,100  Frontier Airlines, Inc.(b,c)                                                                        28,148
        1,700  G & K Services, Inc.                                                                                64,430
        1,600  Gardner Denver, Inc.(b)                                                                             41,952
        3,800  GenCorp, Inc.(c)                                                                                    40,318
        1,900  Gerber Scientific, Inc.(b,c)                                                                        11,400
        2,520  Griffon Corporation(b,c)                                                                            55,314
        4,201  Heartland Express, Inc.                                                                            103,135
        1,500  Heidrick & Struggles International, Inc.(b)                                                         37,245
        2,500  Hughes Supply, Inc.                                                                                139,725
        2,900  IDEX Corporation                                                                                   137,025
        1,400  Imagistics International, Inc.(b)                                                                   56,686
        2,300  Insituform Technologies, Inc.(b,c)                                                                  37,352
        1,000  Insurance Auto Auctions, Inc.(b,c)                                                                  15,730
        1,423  Intermagnetics General Corporation(b,c)                                                             34,892
        1,400  InVision Technologies, Inc.(b,c)                                                                    69,552
        1,900  Ionics, Inc.(b,c)                                                                                   43,833
        3,600  JLG Industries, Inc.(c)                                                                             53,244
        2,400  John H. Harland Company(c)                                                                          73,944
        2,000  Kaman Corporation                                                                                   24,860
        5,200  Kansas City Southern, Inc.(b,c)                                                                     72,020
        2,600  Kaydon Corporation(c)                                                                               72,722
        2,100  Kirby Corporation(b)                                                                                72,450
        3,100  Knight Transportation, Inc.(b)                                                                      79,856
        3,500  Kroll, Inc.(b,c)                                                                                   103,740
        3,500  Labor Ready, Inc.(b,c)                                                                              44,240
        2,500  Landstar System, Inc.(c)                                                                           112,400
        1,000  Lawson Products, Inc.(c)                                                                            34,850
        5,000  Lennox International, Inc.(c)                                                                       83,550
        1,200  Lindsay Manufacturing Company(c)                                                                    28,380
        1,500  Lydall, Inc.(b)                                                                                     14,640
        2,600  MagneTek, Inc.(b,c)                                                                                 17,940
        2,200  Manitowoc Company, Inc.(c)                                                                          66,902
          900  MemberWorks, Inc.(b,c)                                                                              26,559
        1,800  Mercury Computer Systems, Inc.(b,c)                                                                 40,320
        2,900  Mesa Air Group, Inc.(b,c)                                                                           20,503
        4,200  Milacron, Inc.(c)                                                                                   16,506
        1,400  Mobile Mini, Inc.(b,c)                                                                              26,950
        2,150  Moog, Inc.                                                                                          70,950
        2,900  Mueller Industries, Inc.                                                                            97,295
        2,600  NCO Group, Inc.(b)                                                                                  59,020
        1,200  New England Business Service, Inc.                                                                  41,652
        2,200  On Assignment, Inc.(b,c)                                                                            11,220
        2,900  Oshkosh Truck Corporation                                                                          148,480
        1,600  Pre-Paid Legal Services, Inc.(b,c)                                                                  40,000
        5,200  PRG-Schultz International, Inc.(b,c)                                                                24,440
        2,200  Regal-Beloit Corporation                                                                            44,022
        2,700  Reliance Steel & Aluminum Company                                                                   89,154
        1,300  Robbins & Myers, Inc.                                                                               28,418
        3,000  Roper Industries, Inc.(c)                                                                          145,650
        1,600  School Specialty, Inc.(b,c)                                                                         57,008
        5,100  Shaw Group, Inc.(b,c)                                                                               61,200
        2,100  Simpson Manufacturing Company, Inc.                                                                109,536
        4,900  SkyWest, Inc.                                                                                       89,180
        2,400  Smith (A.O.) Corporation                                                                            71,760
        1,500  SOURCECORP, Inc.(b)                                                                                 38,535
        5,100  Spherion Corporation(b)                                                                             50,235
        2,500  Standard Register Company(c)                                                                        36,850
        1,200  Standex International Corporation                                                                   32,280
        2,400  Stewart & Stevenson Services, Inc.(c)                                                               38,352
        2,700  Teledyne Technologies, Inc.(b)                                                                      51,246
        4,600  Tetra Tech, Inc.(b)                                                                                 76,406
        1,600  Thomas Industries, Inc.                                                                             54,000
        7,600  Timken Company                                                                                     167,656
        2,000  Toro Company                                                                                       116,300
        3,300  Tredegar Corporation                                                                                43,857
        1,400  Triumph Group, Inc.(b)                                                                              45,010
        2,800  United Stationers, Inc.(b)                                                                         106,400
        1,700  Universal Forest Products, Inc.                                                                     46,053
        3,500  URS Corporation(b)                                                                                  90,405
        2,300  USF Corporation                                                                                     76,475
        2,100  Valmont Industries, Inc.(c)                                                                         43,050
        3,500  Vicor Corporation(b)                                                                                48,650
        1,400  Volt Information Sciences, Inc.(b)                                                                  36,134
        2,800  Wabash National Corporation(b)                                                                      71,148
        2,400  Waste Connections, Inc.(b)                                                                          96,648
        2,200  Watsco, Inc.                                                                                        64,130
        2,800  Watson Wyatt & Company Holdings(b)                                                                  73,444
        2,700  Watts Water Technologies, Inc.                                                                      66,123
        1,200  Wolverine Tube, Inc.(b)                                                                             14,664
        1,000  Woodward Governor Company                                                                           62,340
        3,994  Yellow Roadway Corporation(b)                                                                      135,996
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                7,139,518
=========================================================================================================================

Information Technology (12.3%)
-------------------------------------------------------------------------------------------------------------------------
        2,200  Actel Corporation(b)                                                                                43,824
        9,200  Adaptec, Inc.(b,c)                                                                                  71,944
        2,700  Advanced Energy Industries, Inc.(b,c)                                                               35,748
        6,300  Aeroflex, Inc.(b)                                                                                   79,254
        2,800  Agilysys, Inc.(c)                                                                                   32,844
        3,000  Alliance Semiconductor Corporation(b)                                                               17,370
        3,000  Anixter International, Inc.(c)                                                                      87,900
        1,300  ANSYS, Inc.(b,c)                                                                                    48,165
        2,600  ATMI, Inc.(b,c)                                                                                     57,408
        1,900  Audiovox Corporation(b)                                                                             28,690
        2,600  Avid Technology, Inc.(b)                                                                           124,722
        8,400  Axcelis Technologies, Inc.(b)                                                                       88,284
        1,550  BARRA, Inc.(c)                                                                                      63,318
        1,400  BEI Technologies, Inc.                                                                              29,512
        1,000  Bel Fuse, Inc.(c)                                                                                   30,880
        2,300  Bell Microproducts, Inc.(b,c)                                                                       14,996
        3,400  Benchmark Electronics, Inc.                                                                         91,902
        1,500  Black Box Corporation(c)                                                                            76,425
        3,700  Brooks Automation, Inc.(b)                                                                          61,568
        1,100  Brooktrout, Inc.(b)                                                                                 11,154
        3,600  C-COR.net Corporation(b)                                                                            32,688
        3,650  Cable Design Technologies Corporation(b,c)                                                          31,134
        2,400  CACI International, Inc.(b)                                                                        109,200
        2,900  Captaris, Inc.(b)                                                                                   16,037
        2,100  Carreker Corporation(b,c)                                                                           15,288
        1,200  Catapult Communications Corporation(b,c)                                                            22,572
        3,100  Checkpoint Systems, Inc.(b)                                                                         49,817
        5,100  CIBER, Inc.(b,c)                                                                                    44,625
        3,700  Cognex Corporation                                                                                 117,586
        2,500  Coherent, Inc.(b)                                                                                   61,125
        1,900  Cohu, Inc.                                                                                          33,250
        1,500  Concord Communications, Inc.(b,c)                                                                   18,375
        3,000  CTS Corporation                                                                                     39,150
        3,000  Cymer, Inc.(b)                                                                                      95,940
        1,600  Daktronics, Inc.(b,c)                                                                               33,968
        1,800  Digi International, Inc.(b)                                                                         17,496
        1,800  Dionex Corporation(b)                                                                               91,854
        2,400  DSP Group, Inc.(b)                                                                                  59,472
        1,600  DuPont Photomasks, Inc.(b,c)                                                                        33,088
        4,000  eFunds Corporation(b)                                                                               64,240
        2,300  Electro Scientific Industries, Inc.(b)                                                              47,012
        1,700  EPIQ Systems, Inc.(b,c)                                                                             24,225
        3,300  ESS Technology, Inc.(b,c)                                                                           35,376
        3,400  Exar Corporation(b)                                                                                 51,884
        2,800  FactSet Research Systems, Inc.(c)                                                                  111,328
        2,800  FEI Company(b,c)                                                                                    55,944
        3,100  FileNET Corporation(b,c)                                                                            85,126
        2,800  FLIR Systems, Inc.(c)                                                                              131,348
        1,800  Global Imaging Systems, Inc.(b,c)                                                                   62,316
        3,140  Global Payments, Inc.(d)                                                                           150,657
        5,900  Harmonic, Inc.(b)                                                                                   38,999
        2,200  Helix Technology Corporation                                                                        38,720
        2,200  Hutchinson Technology, Inc.(b,c)                                                                    54,098
        3,200  Hyperion Solutions Corporation(b,c)                                                                122,816
        2,100  Inter-Tel, Inc.(c)                                                                                  50,274
        1,444  Intrado, Inc.(b,c)                                                                                  24,822
        1,800  Itron, Inc.(b,c)                                                                                    38,484
        1,900  J2 Global Communication, Inc.(c)                                                                    44,004
        2,400  JDA Software Group, Inc.(b,c)                                                                       31,512
        1,400  Keithley Instruments, Inc.                                                                          29,190
        6,000  Kopin Corporation(b,c)                                                                              29,880
        2,550  Kronos, Inc.                                                                                        93,024
        4,300  Kulicke and Soffa Industries, Inc.(b,c)                                                             42,699
        1,800  Littelfuse, Inc.(b)                                                                                 69,120
        2,500  Manhattan Associates, Inc.(b)                                                                       67,175
        2,700  Mantech International Corporation(b,c)                                                              67,770
        1,700  MapInfo Corporation(b)                                                                              18,785
        1,800  MAXIMUS, Inc.(b)                                                                                    63,000
        3,100  Methode Electronics Inc.                                                                            35,154
        1,500  MICROS Systems, Inc.(b)                                                                             65,805
        5,000  Microsemi Corporation(c)                                                                            54,350
        5,700  Midway Games, Inc.(b,c)                                                                             47,196
        2,100  MRO Software, Inc.(b,c)                                                                             27,993
        3,200  Netegrity, Inc.(b,c)                                                                                26,880
        2,100  Network Equipment Technologies, Inc.(b,c)                                                           17,955
        2,900  NYFIX, Inc.(b,c)                                                                                    14,500
        1,700  Park Electrochemical Corporation                                                                    40,069
        3,500  Paxar Corporation(b,c)                                                                              57,680
        1,800  PCTEL, Inc.(b)                                                                                      19,944
        2,100  Pegasus Solutions, Inc.(b,c)                                                                        22,470
        2,200  Pericom Semiconductor Corporation(b)                                                                23,210
        2,200  Phoenix Technologies, Ltd.(b,c)                                                                     12,496
        1,400  Photon Dynamics, Inc.(b,c)                                                                          43,400
        2,700  Photronics, Inc.(b)                                                                                 40,203
        5,700  Pinnacle Systems, Inc.(b,c)                                                                         44,859
        1,400  Planar Systems, Inc.(b,c)                                                                           17,066
        2,500  Power Integrations, Inc.(b,c)                                                                       61,575
        3,000  Progress Software Corporation(b)                                                                    61,500
        1,400  QRS Corporation(b,c)                                                                                 7,322
        2,200  Radiant Systems, Inc.(b,c)                                                                           9,790
        1,500  RadiSys Corporation(b,c)                                                                            28,005
        1,300  Rogers Corporation(b)                                                                               77,610
        2,900  Roxio, Inc.(b,c)                                                                                    11,310
        1,400  Rudolph Technologies, Inc.(b)                                                                       22,498
        1,400  SBS Technologies, Inc.(b)                                                                           20,860
        1,000  ScanSource, Inc.(b)                                                                                 55,230
        1,400  SCM Microsystems, Inc.(b,c)                                                                          8,792
        3,800  SERENA Software, Inc.(b,c)                                                                          67,526
       12,700  Skyworks Solutions, Inc.(b)                                                                        108,712
        1,600  SPSS, Inc.(b,c)                                                                                     22,752
        1,500  Standard Microsystems Corporation(b)                                                                35,760
        1,200  StarTek, Inc.(c)                                                                                    38,940
        1,100  Supertex, Inc.(b,c)                                                                                 16,731
        3,750  Symmetricom, Inc.(b,c)                                                                              30,038
        3,700  Take-Two Interactive Software, Inc.(b,c)                                                           106,893
        1,300  TALX Corporation(c)                                                                                 30,199
        3,400  Technitrol, Inc.(b)                                                                                 72,318
        3,200  THQ, Inc.(b,c)                                                                                      59,328
        2,000  Three-Five Systems, Inc.(b,c)                                                                       10,180
        1,200  Tollgrade Communications, Inc.(b,c)                                                                 14,616
        4,150  Trimble Navigation, Ltd.                                                                           103,958
        1,900  Ultratech, Inc.(b,c)                                                                                30,609
        3,000  Varian Semiconductor Equipment Associates, Inc.(b)                                                  97,680
        2,400  Veeco Instruments, Inc.(b,c)                                                                        54,600
        3,200  Verity, Inc.(b,c)                                                                                   39,680
        2,200  ViaSat, Inc.(b)                                                                                     48,356
        3,600  WebEx Communications, Inc.(b,c)                                                                     80,784
        1,900  Websense, Inc.(b)                                                                                   56,050
        1,800  X-Rite, Inc.(c)                                                                                     24,264
        2,600  Zix Corporation(b,c)                                                                                38,948

-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     5,927,045
=========================================================================================================================

Materials (4.1%)
-------------------------------------------------------------------------------------------------------------------------
        1,400  A.M. Castle & Company(b,c)                                                                          13,090
        3,100  AptarGroup, Inc.                                                                                   121,830
        2,000  Arch Chemicals, Inc.                                                                                58,420
        1,600  Brush Engineered Materials, Inc.(b)                                                                 25,888
        3,300  Buckeye Technologies, Inc.(b,c)                                                                     34,650
        2,200  Cambrex Corporation                                                                                 54,384
        2,400  Caraustar Industries, Inc.(b)                                                                       30,360
        1,900  Carpenter Technology                                                                                51,889
        2,500  Century Aluminum Company(b)                                                                         49,500
        1,800  Chesapeake Corporation                                                                              40,878
          800  Cleveland-Cliffs, Inc.(b,c)                                                                         37,904
        2,400  Commercial Metals Company(c)                                                                        62,880
        1,500  Commonwealth Industries, Inc.                                                                       11,850
        1,200  Deltic Timber Corporation                                                                           40,812
        3,624  Florida Rock Industries, Inc.(c)                                                                   144,199
        2,700  Georgia Gulf Corporation                                                                            86,022
        2,500  H.B. Fuller Company                                                                                 68,500
        2,800  Headwaters, Inc.(b,c)                                                                               64,372
        1,400  IMCO Recycling, Inc.(b,c)                                                                           12,404
        2,500  MacDermid, Inc.                                                                                     80,950
        6,400  Massey Energy Company(c)                                                                           149,888
        1,300  Material Sciences Corporation(b,c)                                                                  12,610
        2,580  Myers Industries, Inc.                                                                              36,404
        2,400  OM Group, Inc.(b)                                                                                   61,080
        3,500  OMNOVA Solutions, Inc.(b,c)                                                                         16,625
          900  Penford Corporation                                                                                 14,697
        7,800  PolyOne Corporation(b,c)                                                                            53,352
        1,500  Pope & Talbot, Inc.                                                                                 24,900
          900  Quaker Chemical Corporation                                                                         22,734
        1,300  Quanex Corporation                                                                                  53,040
        3,100  Rock-Tenn Company                                                                                   46,190
        1,900  RTI International Metals, Inc.(b)                                                                   27,835
        2,200  Ryerson Tull, Inc.                                                                                  25,828
        2,600  Schulman (A.), Inc.(c)                                                                              52,000
        1,400  Schweitzer-Mauduit International, Inc.                                                              43,386
        4,000  Steel Dynamics, Inc.(b,c)                                                                           96,280
        1,100  Steel Technologies, Inc.(c)                                                                         21,219
        1,700  Texas Industries, Inc.                                                                              57,307
        4,500  Wausau-Mosinee Paper Corporation(c)                                                                 63,135
        2,900  Wellman, Inc.                                                                                       23,461
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,992,753
=========================================================================================================================

Utilities (3.0%)
-------------------------------------------------------------------------------------------------------------------------
        1,300  American States Water Company(c)                                                                    30,095
        4,500  Atmos Energy Corporation(c)                                                                        110,880
        4,100  Avista Corporation                                                                                  69,290
        1,100  Cascade Natural Gas Corporation(c)                                                                  22,583
        1,200  Central Vermont Public Service Corporation(c)                                                       24,180
        1,500  CH Energy Group, Inc.(c)                                                                            69,450
        4,100  Cleco Corporation(c)                                                                                73,595
        4,200  El Paso Electric Company(b,c)                                                                       59,430
        3,100  Energen Corporation                                                                                128,185
          600  Green Mountain Power Corporation                                                                    15,342
        1,700  Laclede Group, Inc.(c)                                                                              46,903
        2,500  New Jersey Resources Corporation                                                                    95,275
        2,400  Northwest Natural Gas Company                                                                       70,560
        1,500  NUI Corporation(c)                                                                                  24,990
        3,400  Piedmont Natural Gas Company, Inc.                                                                 137,700
        6,203  Southern Union Company(b,c)                                                                        121,951
        2,900  Southwest Gas Corporation                                                                           66,120
        4,300  UGI Corporation                                                                                    135,450
        1,400  UIL Holdings Corporation(c)                                                                         63,238
        2,800  UniSource Energy Corporation(c)                                                                     68,404
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,433,621
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $31,886,024)                                                           37,299,371
=========================================================================================================================

    Shares or
    Principal                                                                 Interest          Maturity
       Amount  Collateral Held for Securities Loaned (20.2%)                      Rate (e)          Date            Value
-------------------------------------------------------------------------------------------------------------------------
      $22,829  BNP Paribas Letter of Credit                                      0.150%       10/21/2004          $22,828
    9,703,392  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070               N/A        9,703,392
          244  U.S. Treasury Bonds                                               9.375         2/15/2006              279
           83  U.S. Treasury Bonds                                              13.250         5/15/2014              124
           22  U.S. Treasury Bonds                                               7.250         5/15/2016               28
        3,359  U.S. Treasury Bonds                                               8.750         5/15/2017            4,732
        1,467  U.S. Treasury Bonds                                               8.875         8/15/2017            2,056
          258  U.S. Treasury Bonds                                               9.000        11/15/2018              373
        6,829  U.S. Treasury Bonds                                               8.125         8/15/2019            9,124
          216  U.S. Treasury Bonds                                               8.750         8/15/2020              306
        9,086  U.S. Treasury Bonds                                               8.125         5/15/2021           12,426
          356  U.S. Treasury Bonds                                               8.000        11/15/2021              483
          115  U.S. Treasury Bonds                                               7.625        11/15/2022              151
          152  U.S. Treasury Bonds                                               7.125         2/15/2023              187
          635  U.S. Treasury Bonds                                               5.500         8/15/2028              653
          244  U.S. Treasury Bonds                                               6.250         5/15/2030              281
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $9,757,423)                                                                                      9,757,423
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Short-Term Investments (2.7%)                                      Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    1,310,309  The AAL Money Market Fund(d)                                      0.530%             N/A        $1,310,309
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,310,309
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $42,953,756)                                                           $48,367,103
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) At April 30, 2004, $70,000 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, 3,140 shares of
    Global Payments, Inc. common stock valued at $150,657 and $1,310,309 of The
    AAL Money Market Fund were earmarked as collateral to cover open financial futures contracts as follows:

                                              Number of      Expiration                Notional   Principal    Unrealized
Type                                          Contracts            Date   Position        Value      Amount          Loss
-------------------------------------------------------------------------------------------------------------------------

Russell Mini Futures                                 26       June 2004       Long   $1,455,610  $1,526,975       $71,365

(e) The interest rate shown reflects the coupon rate or yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Small Cap Value Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (85.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.8%)
-------------------------------------------------------------------------------------------------------------------------
       12,300  ADVO, Inc.                                                                                        $386,220
       13,500  Aeropostale, Inc.                                                                                  296,865
       10,100  Applebee's International, Inc.                                                                     391,678
       10,600  Arctic Cat, Inc.                                                                                   251,750
       12,800  Boyd Gaming Corporation                                                                            300,800
       18,800  Cooper Tire & Rubber Company                                                                       402,132
       10,300  Cost Plus, Inc.(b)                                                                                 372,860
        9,213  Deckers Outdoor Corporation(b,c)                                                                   246,816
        8,600  Ethan Allen Interiors, Inc.                                                                        357,502
       20,600  Gymboree Corporation(b)                                                                            363,590
        9,500  Hasbro, Inc.                                                                                       179,455
       16,700  Insight Enterprises, Inc.(b)                                                                       279,558
       46,200  Interface, Inc.(b)                                                                                 394,086
       12,700  International Speedway Corporation                                                                 535,051
        4,200  KB Home                                                                                            289,506
        5,700  Lear Corporation                                                                                   345,534
        9,000  Lee Enterprises, Inc.                                                                              430,020
        5,580  M.D.C. Holdings, Inc.(c)                                                                           344,788
       21,200  Marine Products Corporation                                                                        374,816
       13,400  MarineMax, Inc.(b)                                                                                 382,034
       11,200  Maytag Corporation                                                                                 312,480
        6,800  Michaels Stores, Inc.                                                                              340,204
       25,200  Quiksilver, Inc.                                                                                   545,076
       26,200  Radio One, Inc.(b)                                                                                 499,896
       14,300  Red Robin Gourmet Burgers, Inc.(b)                                                                 411,125
        8,800  Regis Corporation                                                                                  382,096
        9,800  Ross Stores, Inc.                                                                                  298,900
       14,100  Ruby Tuesday, Inc.                                                                                 421,872
       12,750  SCP Pool Corporation                                                                               512,678
       21,000  Stein Mart, Inc.(b)                                                                                267,120
       10,500  Thor Industries, Inc.                                                                              292,530
        8,100  Toll Brothers, Inc.(b)                                                                             320,517
       19,600  Toys 'R' Us, Inc.(b)                                                                               302,820
       12,200  West Marine, Inc.(b,c)                                                                             354,776
        9,100  Winnebago Industries, Inc.(c)                                                                      262,353
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    12,449,504
=========================================================================================================================

Consumer Staples (3.1%)
-------------------------------------------------------------------------------------------------------------------------
       43,900  Casey's General Stores, Inc.                                                                       726,984
       10,700  Church & Dwight Company, Inc.                                                                      480,965
        7,800  Dean Foods Company                                                                                 261,924
        7,900  McCormick & Company, Inc.                                                                          269,864
        8,300  NBTY, Inc.(b)                                                                                      308,428
        9,000  WD-40 Company(c)                                                                                   273,150
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,321,315
=========================================================================================================================

Energy (6.4%)
-------------------------------------------------------------------------------------------------------------------------
       15,100  Cimarex Energy Company(b)                                                                          416,609
       29,500  Energy Partners, Ltd.(b,c)                                                                         413,000
        9,800  Evergreen Resources, Inc.                                                                          393,274
       27,100  Key Energy Services, Inc.(b)                                                                       288,886
       14,500  Maverick Tube Corporation(b,c)                                                                     328,135
        8,200  Newfield Exploration Company(b)                                                                    431,976
       11,300  Patina Oil & Gas Corporation                                                                       314,140
        9,300  Patterson-UTI Energy, Inc.(b)                                                                      336,567
        7,400  Precision Drilling Corporation(b)                                                                  354,460
       19,800  Pride International, Inc.(b)                                                                       334,026
        9,700  St. Mary Land &  Exploration Company                                                               350,655
        5,100  Teekay Shipping Corporation(c)                                                                     310,080
       14,000  Ultra Petroleum Corporation(b)                                                                     459,760
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,731,568
=========================================================================================================================

Financials (15.8%)
-------------------------------------------------------------------------------------------------------------------------
       12,900  Affiliated Managers Group, Inc.(c)                                                                 628,230
        5,900  Alexandria Real Estate Equities, Inc.                                                              335,238
       10,100  AMB Property Corporation                                                                           306,030
       19,800  Argonaut Group, Inc.(b)                                                                            366,300
       16,900  Bank of the Ozarks, Inc.(c)                                                                        402,896
       10,805  BOK Financial Corporation(b)                                                                       422,043
       38,500  Cardinal Financial Corporation(b)                                                                  344,575
        8,100  Corus Bankshares, Inc.                                                                             305,775
        9,700  Developers Diversified Realty Corporation                                                          317,675
        6,600  Downey Financial Corporation                                                                       318,450
       10,600  Eastgroup Properties, Inc.                                                                         306,870
        9,890  Fidelity National Financial, Inc.                                                                  361,974
       11,300  First Midwest Bancorp, Inc.                                                                        381,375
       20,200  HCC Insurance Holdings, Inc.(c)                                                                    646,804
       29,600  HRPT Properties Trust                                                                              282,680
        6,300  IBERIABANK Corporation                                                                             359,100
        8,400  IPC Holdings, Ltd.                                                                                 309,120
        8,500  MAF Bancorp, Inc.                                                                                  347,225
       10,800  Main Street Banks, Inc.(c)                                                                         291,600
        8,700  MB Financial, Inc.                                                                                 306,675
       11,950  Mercantile Bank Corporation                                                                        429,602
        7,300  Mills Corporation                                                                                  296,380
       13,100  Nara Bancorp, Inc.(c)                                                                              377,280
        4,450  Penns Woods Bancorp, Inc.                                                                          201,896
        3,800  Piper Jaffray Companies(b)                                                                         183,996
       10,500  Platinum Underwriters Holdings, Ltd.(c)                                                            335,790
        8,200  Protective Life Corporation                                                                        294,872
       16,300  Providian Financial Corporation(b)                                                                 197,719
        7,950  Raymond James Financial, Inc.                                                                      199,704
        8,700  Reinsurance Group of America                                                                       337,734
        7,600  SL Green Realty Corporation                                                                        310,080
       22,600  Sterling Bancshares, Inc.                                                                          287,246
        9,200  United Bankshares, Inc.                                                                            276,092
       30,600  Winston Hotels, Inc.                                                                               281,826
        8,000  Wintrust Financial Corporation(c)                                                                  379,920
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                11,730,772
=========================================================================================================================

Health Care (7.5%)
-------------------------------------------------------------------------------------------------------------------------
        9,900  Advanced Medical Optics, Inc.(b,c)                                                                 312,246
       14,200  Apria Healthcare Group, Inc.(b)                                                                    409,528
        9,200  Community Health Systems, Inc.(b)                                                                  237,268
       11,900  CONMED Corporation(b)                                                                              293,692
       11,100  Cooper Companies, Inc.                                                                             599,400
       12,000  Cytyc Corporation(b)                                                                               256,800
       50,600  Encore Medical Corporation(b,c)                                                                    397,210
        5,100  Henry Schein, Inc.(b)                                                                              359,397
       10,000  LifePoint Hospitals, Inc.(b,c)                                                                     357,600
        7,500  Medicis Pharmaceutical Corporation(c)                                                              321,900
        7,700  Omnicare, Inc.                                                                                     319,396
       19,700  Perrigo Company                                                                                    424,929
        9,500  Renal Care Group, Inc.(b)                                                                          470,060
       41,900  Savient Pharmaceuticals, Inc.(b)                                                                   157,125
       17,600  United Surgical Partners International, Inc.(b)                                                    637,472
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                5,554,023
=========================================================================================================================

Industrials (17.8%)
-------------------------------------------------------------------------------------------------------------------------
       13,200  American Power Conversion Corporation                                                              246,312
        7,600  Arkansas Best Corporation                                                                          197,524
       35,000  Artesyn Technologies, Inc.(b,c)                                                                    322,350
        5,800  Briggs & Stratton Corporation(c)                                                                   406,000
       16,000  Casella Waste Systems, Inc.(b)                                                                     232,000
       21,300  Circor International, Inc.                                                                         416,628
       15,700  Consolidated Graphics, Inc.(b)                                                                     585,924
       12,100  Donaldson Company, Inc.                                                                            331,903
       13,800  EDO Corporation(c)                                                                                 313,260
        8,100  Fastenal Company(c)                                                                                444,447
       24,600  Federal Signal Corporation(c)                                                                      447,720
        7,400  Genlyte Group, Inc.(b)                                                                             424,168
       31,800  Griffon Corporation(b,c)                                                                           698,010
       64,300  Hall, Kinion & Associates, Inc.(b)                                                                 259,129
       11,300  Heartland Express, Inc.                                                                            277,415
       12,500  HON INDUSTRIES, Inc.                                                                               462,625
       15,100  IDEX Corporation                                                                                   713,475
       10,700  Jacobs Engineering Group, Inc.(b)                                                                  446,297
       40,600  Jacuzzi Brands, Inc.(b)                                                                            354,844
       37,100  KForce, Inc.(b,c)                                                                                  348,740
        6,400  Landstar System, Inc.                                                                              287,744
       13,000  Lindsay Manufacturing Company(c)                                                                   307,450
       13,700  Manitowoc Company, Inc.                                                                            416,617
       19,100  MSC Industrial Direct Company, Inc.(c)                                                             547,406
        9,400  Mueller Industries, Inc.                                                                           315,370
        5,800  Oshkosh Truck Corporation                                                                          296,960
        8,200  Precision Castparts Corporation                                                                    369,082
        7,100  Ritchie Bros. Auctioneers Incorporated                                                             417,125
        5,900  Roper Industries, Inc.                                                                             286,445
       18,000  SkyWest, Inc.                                                                                      327,600
       10,800  Thomas Industries, Inc.                                                                            364,500
        8,900  Waste Connections, Inc.(b,c)                                                                       358,403
       20,000  Watson Wyatt &  Company Holdings(b,c)                                                              524,600
       21,400  Werner Enterprises, Inc.                                                                           427,786
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               13,175,859
=========================================================================================================================

Information Technology (8.1%)
-------------------------------------------------------------------------------------------------------------------------
       14,500  Acxiom Corporation                                                                                 335,530
        5,900  Advanced Fibre Communications, Inc.(b)                                                              98,530
       11,300  Autodesk, Inc.                                                                                     378,550
        7,500  Avocent Corporation(b)                                                                             240,675
        7,300  Brooks Automation, Inc.(b)                                                                         121,472
       36,500  CIBER, Inc.(b,c)                                                                                   319,375
       10,600  Cypress Semiconductor Corporation(b,c)                                                             148,082
        8,950  Fair Isaac Corporation(c)                                                                          301,794
       29,000  Ingram Micro, Inc.(b)                                                                              346,550
       10,600  Inter-Tel, Inc.                                                                                    253,764
        5,900  International Rectifier Corporation(b)                                                             233,876
       14,100  Ixia(b)                                                                                            125,913
       10,600  Littelfuse, Inc.(b)                                                                                407,040
       55,300  Management Network Group, Inc.(b)                                                                  165,347
       19,800  Methode Electronics Inc.                                                                           224,532
       73,300  Parametric Technology Corporation(b)                                                               335,714
        5,600  Photronics, Inc.(b,c)                                                                               83,384
        7,700  Plantronics, Inc.(b)                                                                               292,215
       16,800  Plexus Corporation(b,c)                                                                            241,584
       13,000  Tech Data Corporation(b)                                                                           442,000
       39,200  Three-Five Systems, Inc.(b,c)                                                                      199,528
       11,400  Tollgrade Communications, Inc.(b,c)                                                                138,852
       13,400  VeriSign, Inc.(b,c)                                                                                216,142
       22,500  Vishay Intertechnology, Inc.(b,c)                                                                  391,500
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     6,041,949
=========================================================================================================================

Materials (6.8%)
-------------------------------------------------------------------------------------------------------------------------
        7,750  Florida Rock Industries, Inc.                                                                      308,372
       17,100  Lafarge North America, Inc.(c)                                                                     756,676
       18,200  MacDermid, Inc.                                                                                    589,316
       17,800  NOVA Chemicals Corporation(c)                                                                      453,900
       14,600  Packaging Corporation of America                                                                   320,908
        9,500  Peabody Energy Corporation                                                                         445,455
        6,400  Quanex Corporation                                                                                 261,120
       17,900  RPM International, Inc.(c)                                                                         269,932
       12,700  Schulman (A.), Inc.                                                                                254,000
        9,200  Schweitzer-Mauduit International, Inc.                                                             285,108
       11,300  Silgan Holdings, Inc.(b)                                                                           475,391
       11,700  Steel Dynamics, Inc.(b)                                                                            281,619
       25,200  Wausau-Mosinee Paper Corporation                                                                   353,556
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  5,055,353
=========================================================================================================================

Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       13,500  Atmos Energy Corporation(c)                                                                        332,640
        7,000  CH Energy Group, Inc.(c)                                                                           324,100
        8,500  Energen Corporation                                                                                351,475
       13,200  Northwest Natural Gas Company(c)                                                                   388,080
        8,000  Piedmont Natural Gas Company, Inc.(c)                                                              324,000
       10,500  UniSource Energy Corporation(c)                                                                    256,515
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,976,810
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $50,035,983)                                                           63,037,153
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Collateral Held for Securities Loaned (10.3%)                      Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    7,676,622  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A        $7,676,622
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $7,676,622)                                                                                     $7,676,622
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Short-Term Investments (4.7%)                                      Rate (d)         Date            Value
-------------------------------------------------------------------------------------------------------------------------
     $490,000  Falcon Asset Securitization Corporation                           1.031%       5/18/2004          $489,762
    3,021,618  The AAL Money Market Fund                                         0.530              N/A         3,021,618
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,511,380
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $61,223,985)                                                           $74,225,155
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Mid Cap Stock Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (86.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      110,200  NII Holdings, Inc.(b)                                                                           $3,857,000
       85,600  Western Wireless Corporation(c)                                                                  1,782,192
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    5,639,192
=========================================================================================================================

Consumer Discretionary (16.1%)
-------------------------------------------------------------------------------------------------------------------------
      159,100  ADVO, Inc.(b)                                                                                    4,995,740
      142,050  Aeropostale, Inc.                                                                                3,123,680
       85,300  AnnTaylor Stores Corporation(c)                                                                  3,457,209
      195,000  Applebee's International, Inc.                                                                   7,562,100
       83,800  Autoliv, Inc.                                                                                    3,564,014
      139,600  Belo Corporation                                                                                 3,973,016
      140,700  Boyd Gaming Corporation                                                                          3,306,450
      103,700  Brunswick Corporation                                                                            4,263,107
      209,000  D.R. Horton, Inc.                                                                                6,019,200
      200,900  Dollar General Corporation                                                                       3,768,884
      256,300  Hilton Hotels Corporation                                                                        4,482,687
       65,000  International Game Technology                                                                    2,453,100
       73,500  International Speedway Corporation                                                               3,096,555
       64,000  Jones Apparel Group, Inc.                                                                        2,342,400
       41,000  Lear Corporation                                                                                 2,485,420
      133,100  Lennar Corporation(b)                                                                            6,235,735
       60,100  Mandalay Resort Group(b)                                                                         3,452,745
      229,500  Mattel, Inc.                                                                                     3,892,320
      154,100  Maytag Corporation                                                                               4,299,390
      115,400  Michaels Stores, Inc.                                                                            5,773,462
       44,700  Mohawk Industries, Inc.(c)                                                                       3,448,158
       62,200  Outback Steakhouse, Inc.                                                                         2,732,446
       52,600  P.F. Chang's China Bistro, Inc.(b,c)                                                             2,570,036
      128,500  PETsMART, Inc.                                                                                   3,559,450
      130,100  Polo Ralph Lauren Corporation                                                                    4,501,460
       87,300  Pulte Homes, Inc.                                                                                4,292,541
      117,900  Quiksilver, Inc.(b)                                                                              2,550,177
      372,100  Radio One, Inc.(b,c)                                                                             7,055,016
      103,100  Reebok International, Ltd.                                                                       3,750,778
       71,500  Regis Corporation                                                                                3,104,530
      183,000  Ross Stores, Inc.                                                                                5,581,500
       60,300  Scripps (E.W.) Company                                                                           6,364,665
      141,700  Staples, Inc.                                                                                    3,650,192
      118,800  Station Casinos, Inc.                                                                            5,355,504
      123,100  Warnaco Group, Inc.(c)                                                                           2,354,903
        5,200  Washington Post Company                                                                          4,784,000
       76,600  XM Satellite Radio Holdings, Inc.(c)                                                             1,835,336
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   150,037,906
=========================================================================================================================

Consumer Staples (3.7%)
-------------------------------------------------------------------------------------------------------------------------
      262,350  Dean Foods Company                                                                               8,809,713
       91,100  Energizer Holdings, Inc.(c)                                                                      3,944,630
       79,600  Flowers Foods, Inc.                                                                              1,949,404
      112,400  Hershey Foods Corporation                                                                        9,991,236
      544,100  Tyson Foods, Inc.                                                                               10,196,434
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          34,891,417
=========================================================================================================================

Energy (7.2%)
-------------------------------------------------------------------------------------------------------------------------
       54,000  BJ Services Company(c)                                                                           2,403,000
      188,600  ENSCO International, Inc.                                                                        5,161,982
      185,925  Nabors Industries, Ltd.(c)                                                                       8,247,633
      132,100  Newfield Exploration Company(c)                                                                  6,959,028
      111,100  Noble Corporation(c)                                                                             4,128,476
      177,100  Patterson-UTI Energy, Inc.(c)                                                                    6,409,249
      139,400  Pioneer Natural Resources Company                                                                4,559,774
      143,400  Pogo Producing Company                                                                           7,072,488
       92,300  Precision Drilling Corporation(c)                                                                4,421,170
       37,400  Smith International, Inc.(c)                                                                     2,047,650
       64,900  Teekay Shipping Corporation(b)                                                                   3,945,920
      214,300  Ultra Petroleum Corporation(b,c)                                                                 7,037,612
      108,700  Weatherford International, Ltd.(c)                                                               4,726,276
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    67,120,258
=========================================================================================================================

Financials (15.1%)
-------------------------------------------------------------------------------------------------------------------------
      172,700  A.G. Edwards, Inc.(b)                                                                            6,319,093
       63,150  Affiliated Managers Group, Inc.(b)                                                               3,075,405
      216,300  Ameritrade Holding Corporation(c)                                                                2,647,512
       87,500  CIT Group, Inc.                                                                                  3,007,375
      115,200  City National Corporation                                                                        7,102,080
      165,649  Countrywide Financial Corporation                                                                9,822,986
      178,000  Doral Financial Corporation(b)                                                                   5,836,620
       65,900  Everest Re Group, Ltd.                                                                           5,613,362
      167,082  Fidelity National Financial, Inc.                                                                6,115,201
       45,900  First Horizon National Corporation                                                               2,017,764
      197,700  General Growth Properties, Inc.                                                                  5,359,647
       65,900  Hartford Financial Services Group, Inc.                                                          4,025,172
      274,400  HCC Insurance Holdings, Inc.(b)                                                                  8,786,288
       79,500  Investors Financial Services Corporation(b)                                                      3,090,165
      223,300  Knight Trading Group, Inc.(c)                                                                    2,594,746
       37,200  Legg Mason, Inc.                                                                                 3,424,632
       44,000  M&T Bank Corporation                                                                             3,740,000
      171,400  Nationwide Financial Services, Inc.                                                              5,896,160
      185,900  North Fork Bancorporation, Inc.(b)                                                               6,900,608
      228,600  Ohio Casualty Corporation(b,c)                                                                   4,485,132
       79,400  PartnerRe, Ltd.                                                                                  4,549,620
      306,400  Phoenix Companies, Inc.(b)                                                                       3,882,088
       78,500  Piper Jaffray Companies(c)                                                                       3,800,970
       50,100  PMI Group, Inc.                                                                                  2,155,803
      148,800  ProLogis Trust                                                                                   4,377,696
      349,400  Providian Financial Corporation(c)                                                               4,238,222
       71,600  SEI Investments Company                                                                          2,113,632
       99,400  Southwest Bancorporation of Texas, Inc.(b)                                                       4,042,598
       69,200  Wintrust Financial Corporation(b)                                                                3,286,308
      115,100  XL Capital, Ltd.                                                                                 8,787,885
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               141,094,770
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
      144,700  Advanced Medical Optics, Inc.(c)                                                                 4,563,838
       60,800  Anthem, Inc.(c)                                                                                  5,385,664
      101,500  Atrix Labs, Inc.(c)                                                                              3,061,240
       39,600  Bausch & Lomb, Inc.                                                                              2,488,068
       69,800  C.R. Bard, Inc.                                                                                  7,417,646
      130,600  Caremark Rx, Inc.(c)                                                                             4,420,810
       45,000  Cephalon, Inc.(b,c)                                                                              2,560,950
       64,200  Charles River Laboratories International, Inc.(b,c)                                              2,953,200
      121,300  Dade Behring Holdings, Inc.(c)                                                                   5,579,800
       96,300  DaVita, Inc.(c)                                                                                  4,920,930
       81,300  Dentsply International, Inc.                                                                     3,939,798
       78,300  Henry Schein, Inc.(b,c)                                                                          5,517,801
       51,000  Invitrogen Corporation(c)                                                                        3,683,730
      229,275  IVAX Corporation(c)                                                                              4,883,558
       54,200  Kinetic Concepts, Inc.(c)                                                                        2,623,280
       45,400  Martek Biosciences Corporation(b,c)                                                              2,882,446
       93,300  Mylan Laboratories, Inc.                                                                         2,137,503
      119,300  Omnicare, Inc.                                                                                   4,948,564
      123,000  PacifiCare Health Systems, Inc.                                                                  4,398,480
      126,400  Protein Design Labs, Inc.(b,c)                                                                   3,094,272
       53,300  Quest Diagnostics, Inc.                                                                          4,495,855
       75,600  ResMed, Inc.(b,c)                                                                                3,725,568
       48,300  Sepracor, Inc.(b,c)                                                                              2,309,223
       59,300  St. Jude Medical, Inc.(c)                                                                        4,522,218
      121,500  Telik, Inc.(b,c)                                                                                 2,851,605
       61,300  United Surgical Partners International, Inc.(b,c)                                                2,220,286
      122,700  Valeant Pharmaceuticals(b)                                                                       2,834,370
       82,000  Varian Medical Systems, Inc.(c)                                                                  7,038,880
      209,000  Vertex Pharmaceuticals, Inc.(b,c)                                                                1,805,760
       66,500  Wright Medical Group, Inc.(c)                                                                    2,283,610
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              115,548,953
=========================================================================================================================

Industrials (10.4%)
-------------------------------------------------------------------------------------------------------------------------
      165,500  Acuity Brands, Inc.                                                                              4,049,785
      395,400  Allied Waste Industries, Inc.(c)                                                                 4,978,086
      178,850  American Power Conversion Corporation                                                            3,337,341
      128,700  Aramark Corporation                                                                              3,680,820
       77,700  Burlington Northern Santa Fe Corporation                                                         2,540,790
       83,100  Canadian National Railway Company                                                                3,138,687
      251,900  Donaldson Company, Inc.                                                                          6,909,617
       53,300  Fastenal Company(b)                                                                              2,924,571
       85,900  Goodrich Corporation                                                                             2,473,061
      152,800  IDEX Corporation(b)                                                                              7,219,800
       98,400  Jacobs Engineering Group, Inc.(c)                                                                4,104,264
      214,300  Manitowoc Company, Inc.(b)                                                                       6,516,863
      111,800  Manpower, Inc.                                                                                   5,243,420
       91,400  Monster Worldwide, Inc.(c)                                                                       2,340,754
       52,900  Navistar International Corporation(c)                                                            2,388,435
       92,100  Precision Castparts Corporation                                                                  4,145,421
       64,000  Reliance Steel & Aluminum Company                                                                2,113,280
      136,100  Rockwell Collins, Inc.                                                                           4,389,225
       88,100  Roper Industries, Inc.(b)                                                                        4,277,255
       94,800  UTI Worldwide, Inc.(b)                                                                           4,342,788
      261,400  Waste Management, Inc.                                                                           7,423,760
      212,500  Werner Enterprises, Inc.                                                                         4,247,875
      136,800  Yellow Roadway Corporation(b,c)                                                                  4,658,040
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               97,443,938
=========================================================================================================================

Information Technology (13.3%)
-------------------------------------------------------------------------------------------------------------------------
      209,800  Acxiom Corporation(b)                                                                            4,854,772
       43,300  Affiliated Computer Services, Inc.(c)                                                            2,100,050
       98,600  Analog Devices, Inc.                                                                             4,200,360
      156,900  Apple Computer, Inc.(c)                                                                          4,037,037
       72,000  Ask Jeeves, Inc.(b,c)                                                                            2,553,840
      122,200  Autodesk, Inc.                                                                                   4,093,700
       72,000  Avocent Corporation(c)                                                                           2,310,480
      260,100  BEA Systems, Inc.(c)                                                                             2,967,741
      174,500  BMC Software, Inc.(c)                                                                            3,018,850
       91,200  CDW Corporation                                                                                  5,699,088
      197,500  Check Point Software Technologies, Ltd.(c)                                                       4,627,425
       75,000  CheckFree Corporation(b,c)                                                                       2,253,000
       95,600  Cognos, Inc.(c)                                                                                  3,014,268
       91,700  Computer Associates International, Inc.                                                          2,458,477
      167,400  Comverse Technology, Inc.(c)                                                                     2,738,664
       45,400  Diebold, Inc.                                                                                    2,092,486
      101,000  DST Systems, Inc.(b,c)                                                                           4,459,150
       54,200  Electronic Arts, Inc.                                                                            2,743,604
       95,250  Fair Isaac Corporation(b)                                                                        3,211,830
       55,500  Fiserv, Inc.(c)                                                                                  2,029,080
       58,400  Harris Corporation                                                                               2,630,920
      109,500  Hewitt Associates, Inc.(c)                                                                       3,384,645
       88,600  Juniper Networks, Inc.(b,c)                                                                      1,938,568
       52,000  Lexmark International, Inc.(c)                                                                   4,703,920
       68,700  Microchip Technology, Inc.                                                                       1,924,974
      115,100  Network Associates, Inc.(c)                                                                      1,804,768
       83,800  NVIDIA Corporation(c)                                                                            1,721,252
      504,500  On Semiconductor Corporation(b,c)                                                                2,436,735
      732,200  Parametric Technology Corporation(c)                                                             3,353,476
      229,300  PerkinElmer, Inc.                                                                                4,414,025
      219,000  Pinnacle Systems, Inc.(c)                                                                        1,723,530
      117,600  Red Hat, Inc.(b,c)                                                                               2,670,696
      164,600  Storage Technology Corporation(c)                                                                4,324,042
      307,000  Symbol Technologies, Inc.                                                                        3,684,000
      172,000  VeriSign, Inc.(c)                                                                                2,774,360
      193,700  Vishay Intertechnology, Inc.(c)                                                                  3,370,380
      427,500  Vitesse Semiconductor Corporation(b,c)                                                           1,829,700
      451,600  Wind River Systems, Inc.(b,c)                                                                    4,226,976
       51,200  Xilinx, Inc.(c)                                                                                  1,721,856
       54,250  Zebra Technologies Corporation(b)                                                                3,975,982
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   124,078,707
=========================================================================================================================

Materials (4.7%)
-------------------------------------------------------------------------------------------------------------------------
      168,000  Consol Energy, Inc(b)                                                                            4,809,840
      397,600  Domtar, Inc.                                                                                     4,568,424
      133,500  Georgia-Pacific Corporation                                                                      4,685,850
       86,500  H.B. Fuller Company(b)                                                                           2,370,100
      129,600  Jefferson Smurfit Corporation(c)                                                                 2,227,824
       64,800  Lubrizol Corporation                                                                             2,060,640
       45,000  Newmont Mining Corporation                                                                       1,683,000
      276,700  Packaging Corporation of America                                                                 6,081,866
      303,900  Pactiv Corporation(c)                                                                            6,974,505
      101,100  Peabody Energy Corporation                                                                       4,740,579
       55,400  Phelps Dodge Corporation(c)                                                                      3,646,982
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 43,849,610
=========================================================================================================================

Utilities (3.0%)
-------------------------------------------------------------------------------------------------------------------------
      144,900  AGL Resources, Inc.                                                                              4,144,140
      120,000  PPL Corporation                                                                                  5,142,000
      154,400  SCANA Corporation                                                                                5,311,360
      217,900  Southern Union Company(b,c)                                                                      4,283,914
      250,500  Williams Companies, Inc.                                                                         2,580,150
      197,000  Wisconsin Energy Corporation                                                                     6,185,800
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 27,647,364
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $732,094,298)                                                         807,352,115
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Collateral Held for Securities Loaned (9.6%)                       Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $949,185  BNP Paribas Letter of Credit                                      0.150%      10/21/2004          $949,185
   88,364,378  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070              N/A        88,364,378
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $89,313,563)                                                                                    89,313,563
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Short-Term Investments (3.9%)                                      Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $16,850,000  Koch Industries, Inc.                                             1.020%        5/3/2004       $16,849,045
   11,412,934  The AAL Money Market Fund                                         0.530              N/A        11,412,934
    8,000,000  Thunder Bay Funding, Inc.                                         1.030         5/3/2004         7,999,542
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                36,261,521
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $857,669,382)                                                         $932,927,199
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Mid Cap Index Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (87.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
        7,460  Cincinnati Bell, Inc.(b)                                                                           $29,467
        1,700  Price Communications Corporation(b)                                                                 26,894
        1,835  Telephone and Data Systems, Inc.                                                                   121,037
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      177,398
=========================================================================================================================

Consumer Discretionary (16.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,166  99 CENTS Only Stores(b,c)                                                                           42,800
        3,075  Abercrombie & Fitch Company                                                                         96,709
        2,157  American Eagle Outfitters, Inc.(b,c)                                                                55,413
        2,100  American Greetings Corporation(b)                                                                   43,050
        1,500  AnnTaylor Stores Corporation(b)                                                                     60,795
        1,900  Applebee's International, Inc.                                                                      73,682
        2,186  ArvinMeritor, Inc.(c)                                                                               45,228
          780  Bandag, Inc.                                                                                        33,969
        2,195  Barnes & Noble, Inc.(b)                                                                             65,565
        3,615  Belo Corporation                                                                                   102,883
        1,415  Blyth, Inc.                                                                                         46,002
        1,120  Bob Evans Farms, Inc.                                                                               34,339
        2,365  Borders Group, Inc.                                                                                 56,689
          920  BorgWarner, Inc.                                                                                    75,385
        2,100  Boyd Gaming Corporation                                                                             49,350
        2,990  Brinker International, Inc.(b)                                                                     114,995
        9,220  Caesars Entertainment, Inc.(b)                                                                     122,165
        2,450  Callaway Golf Company                                                                               41,576
        3,300  CarMax, Inc.(b,c)                                                                                   85,536
        1,600  Catalina Marketing Corporation(b)                                                                   26,528
        1,680  CBRL Group, Inc.                                                                                    63,084
        1,600  Cheesecake Factory, Inc.(b)                                                                         67,760
        2,800  Chico's FAS, Inc.(b)                                                                               114,044
        2,980  Claire's Stores, Inc.                                                                               60,732
        5,900  Coach, Inc.                                                                                        251,340
        7,150  D.R. Horton, Inc.                                                                                  205,920
        3,702  Dollar Tree Stores, Inc.(b)                                                                         99,769
        1,600  Emmis Communications Corporation(b)                                                                 37,440
        1,700  Entercom Communications Corporation(b)                                                              77,520
        2,900  Extended Stay America, Inc.                                                                         56,405
        1,800  Furniture Brands International, Inc.(c)                                                             50,652
        2,400  Gentex Corporation                                                                                  94,392
        1,860  GTECH Holdings Corporation                                                                         113,311
        2,100  Harman International Industries, Inc.                                                              159,285
        2,735  Harte-Hanks, Inc.                                                                                   65,531
        2,000  Hovnanian Enterprises, Inc.                                                                         71,940
        1,655  International Speedway Corporation                                                                  69,725
        2,000  Krispy Kreme Doughnuts, Inc.(b,c)                                                                   65,020
        2,175  Lear Corporation                                                                                   131,848
        1,560  Lee Enterprises, Inc.                                                                               74,537
        4,900  Lennar Corporation                                                                                 229,565
        2,075  Mandalay Resort Group                                                                              119,209
          735  Media General, Inc.                                                                                 52,832
        2,200  Michaels Stores, Inc.                                                                              110,066
        1,240  Modine Manufacturing Company(c)                                                                     34,100
        2,120  Mohawk Industries, Inc.(b)                                                                         163,537
        1,625  Neiman Marcus Group, Inc.                                                                           79,040
        1,800  O'Reilly Automotive, Inc.(b)                                                                        80,802
        2,345  Outback Steakhouse, Inc.                                                                           103,016
        2,400  Pacific Sunwear of California, Inc.                                                                 51,528
        2,125  Payless ShoeSource, Inc.(b)                                                                         30,069
        4,500  PETsMART, Inc.                                                                                     124,650
        2,700  Pier 1 Imports, Inc.                                                                                55,782
        3,015  Reader's Digest Association, Inc.                                                                   43,205
        1,300  Regis Corporation                                                                                   56,446
        2,600  Rent-A-Center, Inc.                                                                                 76,102
        4,820  Ross Stores, Inc.                                                                                  147,010
        2,200  Ruby Tuesday, Inc.                                                                                  65,824
          800  Ryland Group, Inc.                                                                                  63,160
        4,135  Saks, Inc.                                                                                          59,544
        1,210  Scholastic Corporation(b)                                                                           34,316
        2,870  Six Flags, Inc.(b,c)                                                                                21,324
          920  Superior Industries International, Inc.(c)                                                          31,354
        1,800  Thor Industries, Inc.                                                                               50,148
        1,100  Timberland Company(b)                                                                               68,992
        2,300  Toll Brothers, Inc.(b)                                                                              91,011
        1,800  Tupperware Corporation                                                                              33,714
        1,675  Valassis Communications, Inc.(b)                                                                    51,758
          300  Washington Post Company                                                                            276,000
        3,060  Westwood One, Inc.(b)                                                                               90,392
        3,770  Williams-Sonoma, Inc.(b)                                                                           122,450
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,819,860
=========================================================================================================================

Consumer Staples (4.2%)
-------------------------------------------------------------------------------------------------------------------------
        2,130  BJ's Wholesale Club, Inc.(b)                                                                        51,610
        1,310  Church & Dwight Company, Inc.                                                                       58,884
        3,400  Constellation Brands, Inc.(b)                                                                      112,642
        4,957  Dean Foods Company                                                                                 166,456
        2,600  Energizer Holdings, Inc.(b)                                                                        112,580
        4,225  Hormel Foods Corporation                                                                           128,820
        1,470  Interstate Bakeries Corporation(c)                                                                  16,611
        1,145  Lancaster Colony Corporation                                                                        47,288
        4,610  PepsiAmericas, Inc.                                                                                 92,338
        1,480  Ruddick Corporation                                                                                 30,192
        3,300  Smithfield Foods, Inc.(b)                                                                           87,780
        1,595  Smucker (J.M.) Company                                                                              83,418
        1,654  Toostie Roll Industries, Inc.                                                                       57,628
       10,792  Tyson Foods, Inc.                                                                                  202,242
          950  Universal Corporation                                                                               47,728
        2,000  Whole Foods Market, Inc.                                                                           159,980
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,456,197
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
        1,600  Cooper Cameron Corporation(b)                                                                       77,360
        4,580  ENSCO International, Inc.                                                                          125,355
        2,100  FMC Technologies, Inc.(b)                                                                           57,225
        1,700  Forest Oil Corporation(b)                                                                           44,625
        3,730  Grant Prideco, Inc.(b)                                                                              56,882
        2,410  Hanover Compressor Company(b,c)                                                                     29,643
        1,725  Helmerich & Payne, Inc.                                                                             46,558
        2,970  Murphy Oil Corporation                                                                             203,445
        2,700  National-Oilwell, Inc.(b)                                                                           75,384
        1,800  Newfield Exploration Company(b)                                                                     94,824
        1,790  Noble Energy, Inc.                                                                                  82,519
        1,270  Overseas Shipholding Group, Inc.                                                                    41,618
        2,500  Patterson-UTI Energy, Inc.(b)                                                                       90,475
        3,760  Pioneer Natural Resources Company                                                                  122,990
        1,900  Pogo Producing Company                                                                              93,708
        4,100  Pride International, Inc.(b)                                                                        69,167
        3,150  Smith International, Inc.(b)                                                                       172,462
        1,880  Tidewater, Inc.                                                                                     53,035
        3,055  Varco International, Inc.(b)                                                                        63,208
        3,930  Weatherford International, Ltd.(b)                                                                 170,876
        1,200  Western Gas Resources, Inc.                                                                         65,340
        7,000  XTO Energy, Inc.                                                                                   186,900
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,023,599
=========================================================================================================================

Financials (16.4%)
-------------------------------------------------------------------------------------------------------------------------
        2,475  A.G. Edwards, Inc.                                                                                  90,560
        1,665  Allmerica Financial Corporation(b)                                                                  57,875
        2,600  AMB Property Corporation                                                                            78,780
        2,300  American Financial Group, Inc.(c)                                                                   70,610
        4,800  AmeriCredit Corporation(b)                                                                          77,808
        1,400  AmerUs Group Company(c)                                                                             54,040
        2,296  Associated Banc-Corp                                                                                94,021
        2,530  Astoria Financial Corporation                                                                       87,083
        1,785  Bank of Hawaii Corporation                                                                          78,040
        4,900  Banknorth Group, Inc.                                                                              150,087
        2,200  Brown & Brown, Inc.                                                                                 85,822
        1,610  City National Corporation                                                                           99,256
        4,000  Colonial BancGroup, Inc.                                                                            68,920
        2,400  Commerce Bancorp, Inc.(c)                                                                          136,824
        3,675  Compass Bancshares, Inc.                                                                           140,973
        1,600  Cullen/Frost Bankers, Inc.                                                                          69,280
        2,100  Eaton Vance Corporation                                                                             76,671
        1,805  Everest Re Group, Ltd.                                                                             153,750
        5,018  Fidelity National Financial, Inc.                                                                  183,659
        2,400  First American Corporation                                                                          65,088
        2,770  FirstMerit Corporation                                                                              65,261
        2,900  Gallagher (Arthur J.) & Company                                                                     93,467
        1,525  GATX Corporation                                                                                    35,838
        1,700  Greater Bay Bancorp(c)                                                                              48,229
        4,187  GreenPoint Financial Corporation                                                                   163,293
        1,900  HCC Insurance Holdings, Inc.(c)                                                                     60,838
        4,775  Hibernia Corporation                                                                               104,047
        1,700  Highwoods Properties, Inc.                                                                          38,335
        1,330  Horace Mann Educators Corporation                                                                   20,761
        2,200  Hospitality Properties Trust                                                                        85,976
        2,500  Independence Community Bank Corporation                                                             91,075
        1,800  IndyMac Bancorp, Inc.                                                                               57,888
        2,000  Investors Financial Services Corporation(c)                                                         77,740
        1,800  Jefferies Group, Inc.                                                                               61,380
        1,900  LaBranche & Company, Inc.(c)                                                                        18,563
        2,095  Legg Mason, Inc.                                                                                   192,866
        2,200  Leucadia National Corporation                                                                      108,394
        2,600  Liberty Property Trust                                                                              95,030
        1,900  Mack-Cali Realty Corporation                                                                        70,965
        2,590  Mercantile Bankshares Corporation                                                                  111,163
        1,500  MONY Group, Inc.(b,c)                                                                               46,425
        6,244  National Commerce Financial Corporation                                                            166,028
        3,100  New Plan Excel Realty Trust, Inc.                                                                   69,564
        8,500  New York Community Bancorp, Inc.(c)                                                                213,095
        1,915  Ohio Casualty Corporation(b,c)                                                                      37,572
        5,477  Old Republic International Corporation                                                             127,176
        2,970  PMI Group, Inc.                                                                                    127,799
        2,155  Protective Life Corporation                                                                         77,494
        1,415  Provident Financial Group, Inc.(c)                                                                  55,723
        2,900  Radian Group, Inc.                                                                                 134,879
        2,400  Raymond James Financial, Inc.                                                                       60,288
        1,522  Rayonier, Inc. REIT                                                                                 59,358
        3,300  SEI Investments Company                                                                             97,416
        1,100  Silicon Valley Bancshares(b)                                                                        37,796
        9,280  Sovereign Bancorp, Inc.                                                                            185,414
          900  StanCorp Financial Group, Inc.                                                                      55,683
        2,310  TCF Financial Corporation(c)                                                                       114,460
        4,000  United Dominion Realty Trust, Inc.                                                                  71,800
        2,015  Unitrin, Inc.                                                                                       79,895
        2,500  W.R. Berkley Corporation                                                                           101,250
        2,600  Waddell & Reed Financial, Inc.                                                                      57,798
        2,430  Washington Federal, Inc.                                                                            56,765
        1,570  Webster Financial Corporation                                                                       68,295
        1,025  Westamerica Bancorporation                                                                          49,815
        2,070  Wilmington Trust Corporation(c)                                                                     71,974
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,744,018
=========================================================================================================================

Health Care (10.3%)
-------------------------------------------------------------------------------------------------------------------------
        2,695  Apogent Technologies, Inc.(b)                                                                       87,372
        1,545  Apria Healthcare Group, Inc.(b)                                                                     44,558
        3,075  Barr Pharmaceuticals, Inc.                                                                         127,366
        2,010  Beckman Coulter, Inc.                                                                              112,238
        1,800  Cephalon, Inc.(b)                                                                                  102,438
        1,500  Charles River Laboratories International, Inc.(b)                                                   69,000
        3,000  Community Health Systems, Inc.(b)                                                                   77,370
        1,970  Covance, Inc.(b)                                                                                    66,468
        2,900  Coventry Health Care, Inc.                                                                         121,336
        3,300  Cytyc Corporation(b)                                                                                70,620
        2,532  Dentsply International, Inc.                                                                       122,701
        1,900  Edwards Lifesciences Corporation(b,c)                                                               65,474
        2,850  First Health Group Corporation(b)                                                                   47,595
        6,540  Gilead Sciences, Inc.(b)                                                                           397,832
        3,450  Health Net, Inc.(b)                                                                                 87,768
        1,400  Henry Schein, Inc.(b)                                                                               98,658
        2,030  Hillenbrand Industries, Inc.                                                                       137,025
        6,000  IVAX Corporation(b)                                                                                127,800
        1,200  LifePoint Hospitals, Inc.(b,c)                                                                      42,912
        3,030  Lincare Holdings, Inc.(b,c)                                                                        105,232
        9,222  Millennium Pharmaceuticals, Inc.(b)                                                                138,238
        3,285  Omnicare, Inc.                                                                                     136,262
        2,700  Oxford Health Plans, Inc.                                                                          146,988
        2,650  PacifiCare Health Systems, Inc.(c)                                                                  94,764
        2,200  Patterson Dental Company(b)                                                                        162,140
        2,130  Perrigo Company                                                                                     45,944
        1,000  Pharmaceutical Resources, Inc.(b)                                                                   40,300
        3,000  Protein Design Labs, Inc.(b,c)                                                                      73,440
        2,770  Sepracor, Inc.(b,c)                                                                                132,434
        2,080  STERIS Corporation(b)                                                                               46,093
        2,400  Triad Hospitals, Inc.(b)                                                                            81,624
        1,900  Universal Health Services, Inc.                                                                     83,410
        2,470  Valeant Pharmaceuticals(c)                                                                          57,057
        2,200  Varian Medical Systems, Inc.(b)                                                                    188,848
        2,300  Vertex Pharmaceuticals, Inc.(b)                                                                     19,872
        1,450  VISX, Inc.(b)                                                                                       31,740
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,590,917
=========================================================================================================================

Industrials (11.3%)
-------------------------------------------------------------------------------------------------------------------------
        2,810  AGCO Corporation(b)                                                                                 54,092
          835  Alaska Air Group, Inc.(b,c)                                                                         18,479
        1,350  Alexander & Baldwin, Inc.                                                                           42,646
        2,630  ALLETE, Inc.                                                                                        90,866
        1,200  Alliant Techsystems, Inc.(b)                                                                        71,148
        2,220  AMETEK, Inc.                                                                                        58,830
          810  Banta Corporation                                                                                   36,029
        1,705  Brink's Company                                                                                     47,280
        2,610  C.H. Robinson Worldwide, Inc.                                                                      107,114
        3,200  Career Education Corporation                                                                       204,800
          965  Carlisle Companies, Inc.                                                                            57,176
        2,800  ChoicePoint, Inc.(b,c,d)                                                                           122,976
        1,615  CNF, Inc.                                                                                           59,044
        2,700  Copart, Inc.(b)                                                                                     51,192
        2,700  Corinthian Colleges, Inc.                                                                           82,674
        2,195  DeVry, Inc.(b,c)                                                                                    63,216
        2,790  Donaldson Company, Inc.                                                                             76,530
        2,300  Dun & Bradstreet Corporation(b)                                                                    120,175
        1,600  Dycom Industries, Inc.(b)                                                                           37,728
        2,200  Education Management Corporation                                                                    78,012
        3,300  Expeditors International of Washington, Inc.(c)                                                    132,627
        2,470  Fastenal Company(c)                                                                                135,529
        1,495  Federal Signal Corporation                                                                          27,209
        1,800  Flowserve Corporation(b)                                                                            38,466
        2,100  Graco, Inc.                                                                                         59,220
        1,330  Granite Construction, Inc.(c)                                                                       26,400
        1,230  Harsco Corporation                                                                                  53,542
        2,280  Herman Miller, Inc.                                                                                 59,918
        1,715  HON INDUSTRIES, Inc.                                                                                63,472
        1,855  Hubbell, Inc.                                                                                       83,364
        1,500  ITT Educational Services, Inc.(b)                                                                   60,495
        2,380  J.B. Hunt Transport Services, Inc.                                                                  75,351
        1,820  Jacobs Engineering Group, Inc.(b)                                                                   75,912
        3,100  JetBlue Airways Corporation(c)                                                                      85,808
        1,090  Kelly Services, Inc.                                                                                32,395
        1,165  Kennametal, Inc.                                                                                    50,281
        1,200  Korn/Ferry International(b)                                                                         17,976
        3,350  L-3 Communications Holdings, Inc.(c)                                                               206,829
        2,850  Manpower, Inc.(d)                                                                                  133,665
        1,260  Nordson Corporation                                                                                 43,546
        1,615  Pentair, Inc.                                                                                       96,238
        2,000  Precision Castparts Corporation                                                                     90,020
        3,500  Quanta Services, Inc.(b,c)                                                                          19,145
        4,800  Republic Services, Inc.                                                                            138,336
        1,560  Rollins, Inc.(c)                                                                                    37,050
          375  Sequa Corporation(b)                                                                                18,311
        1,805  Sotheby's Holdings, Inc.(b)                                                                         23,447
        2,440  SPX Corporation                                                                                    108,214
        1,300  Stericycle, Inc.(b)                                                                                 62,166
        2,550  Swift Transportation Company, Inc.(b)                                                               43,146
        1,400  Sylvan Learning Systems, Inc.(b)                                                                    49,350
          585  Tecumseh Products Company                                                                           22,739
        1,235  Teleflex, Inc.                                                                                      56,378
        1,420  Trinity Industries, Inc.(c)                                                                         43,012
        2,300  United Rentals, Inc.(b)                                                                             39,560
        2,815  Viad Corporation                                                                                    70,262
        2,475  Werner Enterprises, Inc.                                                                            49,475
        1,220  York International Corporation                                                                      47,824
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,956,685
=========================================================================================================================

Information Technology (12.6%)
-------------------------------------------------------------------------------------------------------------------------
       11,700  3Com Corporation(b)                                                                                 72,072
        4,050  Activision, Inc.                                                                                    60,993
        2,545  Acxiom Corporation                                                                                  58,891
        2,390  ADTRAN, Inc.                                                                                        58,579
        2,600  Advanced Fibre Communications, Inc.(b)                                                              43,420
        1,100  Advent Software, Inc.(b)                                                                            20,548
        3,625  Arrow Electronics, Inc.(b,c)                                                                        91,640
        1,778  Ascential Software Corporation(b)                                                                   30,226
       14,490  Atmel Corporation(b)                                                                                84,622
        3,860  Avnet, Inc.(b)                                                                                      83,530
        1,600  Avocent Corporation(b)                                                                              51,344
        3,600  BISYS Group, Inc.(b,c)                                                                              52,200
          817  Cabot Microelectronics Corporation(b,c)                                                             24,126
        8,080  Cadence Design Systems, Inc.(b)                                                                    103,586
        2,650  CDW Corporation                                                                                    165,598
        4,600  Ceridian Corporation(b)                                                                             98,348
        1,900  Certegy, Inc.                                                                                       67,982
        2,470  CheckFree Corporation(b,c)                                                                          74,199
        2,100  Cognizant Technology Solutions Corporation(b)                                                       90,846
        1,800  CommScope, Inc.(b)                                                                                  31,518
        1,900  Credence Systems Corporation(b,c)                                                                   21,166
        2,200  Cree, Inc.(b,c)                                                                                     40,810
        1,545  CSG Systems International, Inc.(b)                                                                  25,941
        3,640  Cypress Semiconductor Corporation(b,c)                                                              50,851
        2,290  Diebold, Inc.                                                                                      105,546
        2,690  DST Systems, Inc.(b,c)                                                                             118,764
        2,300  Fair Isaac Corporation                                                                              77,556
        3,600  Fairchild Semiconductor International, Inc.(b)                                                      70,092
        3,900  Gartner Group, Inc.(b,c)                                                                            46,566
        2,195  Harris Corporation                                                                                  98,885
        1,100  Imation Corporation                                                                                 42,867
        2,200  Integrated Circuit Systems, Inc.(b)                                                                 52,118
        3,205  Integrated Device Technology, Inc.(b)                                                               43,107
        2,100  International Rectifier Corporation(b)                                                              83,244
        1,600  Internet Security Systems, Inc.(b)                                                                  21,264
        4,200  Intersil Corporation                                                                                82,950
        2,700  Jack Henry & Associates, Inc.                                                                       49,113
        2,015  Keane, Inc.(b)                                                                                      28,613
        2,600  KEMET Corporation(b)                                                                                32,188
        4,000  Lam Research Corporation(b)                                                                         88,560
        3,500  Lattice Semiconductor Corporation(b)                                                                24,920
        1,900  LTX Corporation(b,c)                                                                                20,767
        2,100  Macromedia, Inc.(b)                                                                                 43,260
        1,500  Macrovision Corporation(b)                                                                          25,260
        3,500  McDATA Corporation(b,c)                                                                             18,655
        2,050  Mentor Graphics Corporation(b)                                                                      34,010
        2,800  Micrel, Inc.(b)                                                                                     34,216
        6,560  Microchip Technology, Inc.                                                                         183,811
        3,125  MPS Group, Inc.(b)                                                                                  34,188
        2,350  National Instruments Corporation(c)                                                                 71,816
        4,895  Network Associates, Inc.(b)                                                                         76,754
        1,200  Newport Corporation(b)                                                                              17,808
        1,500  Plantronics, Inc.(b)                                                                                56,925
        1,500  Plexus Corporation(b,c)                                                                             21,570
        2,990  Polycom, Inc.(b)                                                                                    57,049
        2,100  Powerwave Technologies, Inc.(b,c)                                                                   14,217
        5,580  Quantum Corporation(b,c)                                                                            17,465
        1,700  Retek, Inc.(b)                                                                                      11,866
        2,055  Reynolds & Reynolds Company                                                                         58,691
        5,700  RF Micro Devices, Inc.(b,c)                                                                         41,952
        1,800  RSA Security, Inc.(b,c)                                                                             28,836
        5,100  SanDisk Corporation(c)                                                                             117,861
        2,300  Semtech Corporation(b)                                                                              48,346
        1,700  Silicon Laboratories, Inc.(b,c)                                                                     80,155
        3,560  Storage Technology Corporation(b)                                                                   93,521
        2,900  Sybase, Inc.(b)                                                                                     49,590
        5,000  Synopsys, Inc.                                                                                     133,650
        1,845  Tech Data Corporation(b)                                                                            62,730
        2,500  Titan Corporation(b)                                                                                48,000
        1,185  Transaction Systems Architects, Inc.(b)                                                             25,158
        4,115  TriQuint Semiconductor, Inc.(b)                                                                     22,591
        1,100  Varian, Inc.(b)                                                                                     45,144
        4,895  Vishay Intertechnology, Inc.(b,c)                                                                   85,173
        2,500  Wind River Systems, Inc.(b)                                                                         23,400
        1,500  Zebra Technologies Corporation                                                                     109,935
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,383,759
=========================================================================================================================

Materials (3.8%)
-------------------------------------------------------------------------------------------------------------------------
        2,195  Airgas, Inc.                                                                                        48,619
        1,280  Albemarle Corporation                                                                               37,440
        1,600  Arch Coal, Inc.                                                                                     48,976
        1,745  Bowater, Inc.                                                                                       73,203
        1,875  Cabot Corporation                                                                                   63,375
        3,420  Crompton Corporation                                                                                21,272
        1,265  Cytec Industries, Inc.                                                                              49,740
        1,290  Ferro Corporation                                                                                   33,398
        1,100  FMC Corporation(b)                                                                                  47,179
        1,440  Glatfelter Company                                                                                  16,171
        3,580  IMC Global, Inc.                                                                                    45,001
        1,620  Longview Fibre Company                                                                              16,978
        1,770  Lubrizol Corporation                                                                                56,286
        5,510  Lyondell Chemical Company                                                                           90,088
        1,505  Martin Marietta Materials, Inc.                                                                     65,091
          670  Minerals Technologies, Inc.                                                                         39,296
        2,185  Olin Corporation                                                                                    37,735
        3,400  Packaging Corporation of America                                                                    74,732
        2,600  Peabody Energy Corporation                                                                         121,914
          900  Potlatch Corporation                                                                                34,092
        3,715  RPM International, Inc.                                                                             56,022
        1,000  Scotts Company(b,c)                                                                                 65,950
        1,610  Sensient Technologies Corporation(c)                                                                32,941
        3,175  Sonoco Products Company                                                                             78,930
        1,600  Valspar Corporation                                                                                 79,440
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,333,869
=========================================================================================================================

Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------------
        1,985  AGL Resources, Inc.                                                                                 56,771
        3,375  Alliant Energy Corporation                                                                          83,902
        2,925  Aqua America, Inc.                                                                                  59,816
        5,895  Aquila, Inc.(b)                                                                                     25,054
        1,170  Black Hills Corporation                                                                             35,790
        3,845  DPL, Inc.                                                                                           67,749
        2,350  Duquesne Light Holdings, Inc.(c)                                                                    44,110
        4,565  Energy East Corporation                                                                            107,506
        1,900  Equitable Resources, Inc.                                                                           89,281
        2,130  Great Plains Energy, Inc.                                                                           66,477
        1,285  Hawaiian Electric Industries, Inc.(c)                                                               63,942
        1,225  IDACORP, Inc.                                                                                       36,321
        3,500  MDU Resources Group, Inc.                                                                           78,400
        2,670  National Fuel Gas Company                                                                           65,388
        3,825  Northeast Utilities Service Company                                                                 70,189
        1,815  NSTAR                                                                                               87,846
        2,765  OGE Energy Corporation                                                                              66,498
        3,100  ONEOK, Inc.                                                                                         64,945
        5,232  Pepco Holdings, Inc.                                                                                99,094
        1,330  PNM Resources, Inc.(c)                                                                              38,809
        3,125  Puget Energy, Inc.                                                                                  68,625
        2,605  Questar Corporation                                                                                 92,399
        3,390  SCANA Corporation                                                                                  116,616
        3,570  Sierra Pacific Resources(b,c)                                                                       25,276
        2,440  Vectren Corporation(c)                                                                              58,926
        2,500  Westar Energy, Inc.                                                                                 51,025
        1,580  WGL Holdings, Inc.                                                                                  44,682
        3,710  Wisconsin Energy Corporation                                                                       116,494
        1,300  WPS Resources Corporation                                                                           59,553
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,941,484
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $26,429,698)                                                           30,427,786
=========================================================================================================================

   Shares or
   Principal                                                                  Interest         Maturity
      Amount   Collateral Held for Securities Loaned (9.3%)                       Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $21,411  BNP Paribas Letter of Credit                                      0.150%      10/21/2004           $21,411
    3,221,580  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070              N/A         3,221,580
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $3,242,991)                                                                                      3,242,991
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Short-Term Investments (3.5%)                                      Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $500,000  Federal Home Loan Bank                                            1.000%        5/5/2004          $499,944
      743,917  The AAL Money Market Fund(d)                                      0.530              N/A           743,917
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,243,861
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $30,916,550)                                                           $34,914,638
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) At April 30, 2004, $58,800 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, 2,800 shares of
    ChoicePoint, Inc. common stock valued at $122,976, 2,850 shares of
    Manpower, Inc. common stock valued at $133,665 and $1,243,861 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                     Number of        Expiration                                    Principal  Unrealized
Type                                 Contracts              Date         Position         Value        Amount        Loss
-------------------------------------------------------------------------------------------------------------------------

S&P 400 Mini Futures                        24         June 2004             Long    $1,399,680    $1,446,567     $46,887

(e) The interest rate shown reflects the yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Mid Cap Index Fund II
Schedule of Investments as of April 30, 2004(a)

       Shares  Common Stock (89.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       10,110  Cincinnati Bell, Inc.(b)                                                                           $39,934
        2,300  Price Communications Corporation(b)                                                                 36,386
        2,510  Telephone and Data Systems, Inc.                                                                   165,560
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      241,880
=========================================================================================================================

Consumer Discretionary (17.1%)
-------------------------------------------------------------------------------------------------------------------------
        3,000  99 CENTS Only Stores(b,c)                                                                           59,280
        4,170  Abercrombie & Fitch Company                                                                        131,146
        3,100  American Eagle Outfitters, Inc.(b,c)                                                                79,639
        2,900  American Greetings Corporation(b)                                                                   59,450
        2,000  AnnTaylor Stores Corporation(b)                                                                     81,060
        2,300  Applebee's International, Inc.                                                                      89,194
        3,017  ArvinMeritor, Inc.                                                                                  62,422
          980  Bandag, Inc.                                                                                        42,679
        2,960  Barnes & Noble, Inc.(b)                                                                             88,415
        5,010  Belo Corporation                                                                                   142,585
        2,010  Blyth, Inc.                                                                                         65,345
        1,610  Bob Evans Farms, Inc.                                                                               49,363
        3,360  Borders Group, Inc.                                                                                 80,539
        1,220  BorgWarner, Inc.                                                                                    99,967
        2,800  Boyd Gaming Corporation                                                                             65,800
        4,175  Brinker International, Inc.(b)                                                                     160,570
       12,480  Caesars Entertainment, Inc.(b)                                                                     165,360
        3,250  Callaway Golf Company                                                                               55,152
        4,500  CarMax, Inc.(b,c)                                                                                  116,640
        2,200  Catalina Marketing Corporation(b)                                                                   36,476
        2,100  CBRL Group, Inc.                                                                                    78,855
        2,300  Cheesecake Factory, Inc.(b)                                                                         97,405
        3,800  Chico's FAS, Inc.(b)                                                                               154,774
        4,160  Claire's Stores, Inc.                                                                               84,781
        8,100  Coach, Inc.                                                                                        345,057
       10,075  D.R. Horton, Inc.                                                                                  290,160
        4,970  Dollar Tree Stores, Inc.(b)                                                                        133,942
        2,300  Emmis Communications Corporation(b,c)                                                               53,820
        2,300  Entercom Communications Corporation(b)                                                             104,880
        4,100  Extended Stay America, Inc.                                                                         79,745
        2,420  Furniture Brands International, Inc.                                                                68,099
        3,300  Gentex Corporation                                                                                 129,789
        2,600  GTECH Holdings Corporation                                                                         158,392
        2,900  Harman International Industries, Inc.                                                              219,965
        3,620  Harte-Hanks, Inc.                                                                                   86,735
        2,700  Hovnanian Enterprises, Inc.                                                                         97,119
        2,350  International Speedway Corporation                                                                  99,006
        2,700  Krispy Kreme Doughnuts, Inc.(b,c)                                                                   87,777
        2,960  Lear Corporation                                                                                   179,435
        1,970  Lee Enterprises, Inc.                                                                               94,127
        6,700  Lennar Corporation                                                                                 313,895
        2,870  Mandalay Resort Group                                                                              164,882
        1,110  Media General, Inc.                                                                                 79,787
        3,000  Michaels Stores, Inc.                                                                              150,090
        1,550  Modine Manufacturing Company                                                                        42,625
        2,960  Mohawk Industries, Inc.(b)                                                                         228,334
        2,110  Neiman Marcus Group, Inc.(c)                                                                       102,630
        2,400  O'Reilly Automotive, Inc.(b)                                                                       107,736
        3,260  Outback Steakhouse, Inc.(c)                                                                        143,212
        3,200  Pacific Sunwear of California, Inc.                                                                 68,704
        2,770  Payless ShoeSource, Inc.(b)                                                                         39,196
        6,200  PETsMART, Inc.                                                                                     171,740
        3,700  Pier 1 Imports, Inc.                                                                                76,442
        4,090  Reader's Digest Association, Inc.                                                                   58,610
        1,900  Regis Corporation                                                                                   82,498
        3,500  Rent-A-Center, Inc.                                                                                102,445
        6,500  Ross Stores, Inc.                                                                                  198,250
        2,800  Ruby Tuesday, Inc.                                                                                  83,776
        1,100  Ryland Group, Inc.                                                                                  86,845
        5,710  Saks, Inc.                                                                                          82,224
        1,680  Scholastic Corporation(b)                                                                           47,645
        3,870  Six Flags, Inc.(b,c)                                                                                28,754
        1,120  Superior Industries International, Inc.(c)                                                          38,170
        2,500  Thor Industries, Inc.                                                                               69,650
        1,500  Timberland Company(b)                                                                               94,080
        3,200  Toll Brothers, Inc.(b)                                                                             126,624
        2,500  Tupperware Corporation                                                                              46,825
        2,260  Valassis Communications, Inc.(b)                                                                    69,834
          410  Washington Post Company                                                                            377,200
        4,350  Westwood One, Inc.(b)                                                                              128,499
        5,060  Williams-Sonoma, Inc.(b)                                                                           164,349
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,950,496
=========================================================================================================================

Consumer Staples (4.2%)
-------------------------------------------------------------------------------------------------------------------------
        3,020  BJ's Wholesale Club, Inc.(b)                                                                        73,175
        1,820  Church & Dwight Company, Inc.                                                                       81,809
        4,600  Constellation Brands, Inc.(b)                                                                      152,398
        6,713  Dean Foods Company                                                                                 225,423
        3,550  Energizer Holdings, Inc.(b)                                                                        153,715
        6,000  Hormel Foods Corporation                                                                           182,940
        1,860  Interstate Bakeries Corporation(c)                                                                  21,018
        1,630  Lancaster Colony Corporation                                                                        67,319
        5,960  PepsiAmericas, Inc.                                                                                119,379
        1,990  Ruddick Corporation                                                                                 40,596
        4,600  Smithfield Foods, Inc.(b)                                                                          122,360
        2,188  Smucker (J.M.) Company                                                                             114,432
        2,310  Toostie Roll Industries, Inc.                                                                       80,494
       14,522  Tyson Foods, Inc.                                                                                  272,142
        1,140  Universal Corporation                                                                               57,274
        2,700  Whole Foods Market, Inc.                                                                           215,973
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,980,447
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
        2,400  Cooper Cameron Corporation(b)                                                                      116,040
        6,170  ENSCO International, Inc.                                                                          168,873
        2,900  FMC Technologies, Inc.(b)                                                                           79,025
        2,200  Forest Oil Corporation(b)                                                                           57,750
        4,920  Grant Prideco, Inc.(b)                                                                              75,030
        3,190  Hanover Compressor Company(b)                                                                       39,237
        2,220  Helmerich & Payne, Inc.                                                                             59,918
        3,960  Murphy Oil Corporation                                                                             271,260
        3,500  National-Oilwell, Inc.(b)                                                                           97,720
        2,500  Newfield Exploration Company(b)                                                                    131,700
        2,470  Noble Energy, Inc.                                                                                 113,867
        1,690  Overseas Shipholding Group, Inc.                                                                    55,381
        3,600  Patterson-UTI Energy, Inc.(b)                                                                      130,284
        4,850  Pioneer Natural Resources Company                                                                  158,644
        2,800  Pogo Producing Company                                                                             138,096
        5,600  Pride International, Inc.(b)                                                                        94,472
        4,360  Smith International, Inc.(b)                                                                       238,710
        2,510  Tidewater, Inc.                                                                                     70,807
        3,980  Varco International, Inc.(b)                                                                        82,346
        5,720  Weatherford International, Ltd.(b)                                                                 248,706
        1,500  Western Gas Resources, Inc.                                                                         81,675
        9,900  XTO Energy, Inc.                                                                                   264,330
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,773,871
=========================================================================================================================

Financials (16.9%)
-------------------------------------------------------------------------------------------------------------------------
        3,460  A.G. Edwards, Inc.                                                                                 126,601
        2,360  Allmerica Financial Corporation(b)                                                                  82,034
        3,500  AMB Property Corporation                                                                           106,050
        3,200  American Financial Group, Inc.(c)                                                                   98,240
        6,500  AmeriCredit Corporation(b,c)                                                                       105,365
        1,700  AmerUs Group Company(c)                                                                             65,620
        3,119  Associated Banc-Corp                                                                               127,723
        3,480  Astoria Financial Corporation                                                                      119,782
        2,370  Bank of Hawaii Corporation(c)                                                                      103,616
        6,850  Banknorth Group, Inc.                                                                              209,816
        3,000  Brown & Brown, Inc.                                                                                117,030
        2,100  City National Corporation                                                                          129,465
        5,300  Colonial BancGroup, Inc.                                                                            91,319
        3,200  Commerce Bancorp, Inc.                                                                             182,432
        5,220  Compass Bancshares, Inc.                                                                           200,239
        2,200  Cullen/Frost Bankers, Inc.                                                                          95,260
        2,900  Eaton Vance Corporation                                                                            105,879
        2,390  Everest Re Group, Ltd.                                                                             203,580
        7,027  Fidelity National Financial, Inc.                                                                  257,188
        3,400  First American Corporation                                                                          92,208
        3,550  FirstMerit Corporation                                                                              83,638
        3,700  Gallagher (Arthur J.) & Company                                                                    119,251
        2,100  GATX Corporation                                                                                    49,350
        2,100  Greater Bay Bancorp(c)                                                                              59,577
        5,755  GreenPoint Financial Corporation                                                                   224,445
        2,700  HCC Insurance Holdings, Inc.(c)                                                                     86,454
        6,460  Hibernia Corporation                                                                               140,763
        2,200  Highwoods Properties, Inc.                                                                          49,610
        1,850  Horace Mann Educators Corporation(c)                                                                28,878
        2,900  Hospitality Properties Trust                                                                       113,332
        3,500  Independence Community Bank Corporation                                                            127,505
        2,400  IndyMac Bancorp, Inc.                                                                               77,184
        2,800  Investors Financial Services Corporation(c)                                                        108,836
        2,400  Jefferies Group, Inc.                                                                               81,840
        2,400  LaBranche & Company, Inc.(c)                                                                        23,448
        2,930  Legg Mason, Inc.                                                                                   269,736
        3,000  Leucadia National Corporation                                                                      147,810
        3,600  Liberty Property Trust                                                                             131,580
        2,600  Mack-Cali Realty Corporation                                                                        97,110
        3,280  Mercantile Bankshares Corporation                                                                  140,778
        2,100  MONY Group, Inc.(b,c)                                                                               64,995
        8,820  National Commerce Financial Corporation                                                            234,524
        4,300  New Plan Excel Realty Trust, Inc.                                                                   96,492
       11,210  New York Community Bancorp, Inc.(c)                                                                281,035
        2,510  Ohio Casualty Corporation(b,c)                                                                      49,246
        7,465  Old Republic International Corporation                                                             173,337
        4,040  PMI Group, Inc.                                                                                    173,841
        2,950  Protective Life Corporation                                                                        106,082
        2,010  Provident Financial Group, Inc.(c)                                                                  79,154
        4,100  Radian Group, Inc.                                                                                 190,691
        3,150  Raymond James Financial, Inc.                                                                       79,128
        2,152  Rayonier, Inc. REIT                                                                                 83,928
        4,600  SEI Investments Company                                                                            135,792
        1,500  Silicon Valley Bancshares(b)                                                                        51,540
       12,520  Sovereign Bancorp, Inc.                                                                            250,150
        1,400  StanCorp Financial Group, Inc.                                                                      86,618
        2,990  TCF Financial Corporation                                                                          148,154
        5,400  United Dominion Realty Trust, Inc.                                                                  96,930
        2,990  Unitrin, Inc.                                                                                      118,554
        3,600  W.R. Berkley Corporation                                                                           145,800
        3,500  Waddell & Reed Financial, Inc.                                                                      77,805
        3,379  Washington Federal, Inc.                                                                            78,933
        2,050  Webster Financial Corporation                                                                       89,175
        1,510  Westamerica Bancorporation                                                                          73,386
        2,840  Wilmington Trust Corporation                                                                        98,747
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 7,844,609
=========================================================================================================================

Health Care (10.5%)
-------------------------------------------------------------------------------------------------------------------------
        3,890  Apogent Technologies, Inc.(b)                                                                      126,114
        2,040  Apria Healthcare Group, Inc.(b)                                                                     58,834
        4,325  Barr Pharmaceuticals, Inc.                                                                         179,142
        2,700  Beckman Coulter, Inc.                                                                              150,768
        2,400  Cephalon, Inc.(b)                                                                                  136,584
        2,000  Charles River Laboratories International, Inc.(b)                                                   92,000
        4,300  Community Health Systems, Inc.(b)                                                                  110,897
        2,690  Covance, Inc.(b)                                                                                    90,761
        3,900  Coventry Health Care, Inc.                                                                         163,176
        4,600  Cytyc Corporation(b)                                                                                98,440
        3,460  Dentsply International, Inc.                                                                       167,672
        2,390  Edwards Lifesciences Corporation(b)                                                                 82,359
        4,020  First Health Group Corporation(b)                                                                   67,134
        8,920  Gilead Sciences, Inc.(b)                                                                           542,604
        4,740  Health Net, Inc.(b)                                                                                120,586
        1,900  Henry Schein, Inc.(b)                                                                              133,893
        2,730  Hillenbrand Industries, Inc.                                                                       184,275
        8,425  IVAX Corporation(b)                                                                                179,452
        1,700  LifePoint Hospitals, Inc.(b,c)                                                                      60,792
        4,300  Lincare Holdings, Inc.(b)                                                                          149,339
       12,738  Millennium Pharmaceuticals, Inc.(b)                                                                190,943
        4,480  Omnicare, Inc.                                                                                     185,830
        3,600  Oxford Health Plans, Inc.                                                                          195,984
        3,600  PacifiCare Health Systems, Inc.(c)                                                                 128,736
        3,000  Patterson Dental Company(b)                                                                        221,100
        2,820  Perrigo Company                                                                                     60,827
        1,400  Pharmaceutical Resources, Inc.(b)                                                                   56,420
        4,100  Protein Design Labs, Inc.(b)                                                                       100,368
        3,620  Sepracor, Inc.(b,c)                                                                                173,072
        3,070  STERIS Corporation(b)                                                                               68,031
        3,300  Triad Hospitals, Inc.(b)                                                                           112,233
        2,600  Universal Health Services, Inc.                                                                    114,140
        3,570  Valeant Pharmaceuticals(c)                                                                          82,467
        2,900  Varian Medical Systems, Inc.(b)                                                                    248,936
        3,200  Vertex Pharmaceuticals, Inc.(b)                                                                     27,648
        2,020  VISX, Inc.(b)                                                                                       44,218
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,905,775
=========================================================================================================================

Industrials (11.7%)
-------------------------------------------------------------------------------------------------------------------------
        3,810  AGCO Corporation(b)                                                                                 73,342
        1,220  Alaska Air Group, Inc.(b)                                                                           26,999
        1,850  Alexander & Baldwin, Inc.                                                                           58,442
        3,730  ALLETE, Inc.                                                                                       128,872
        1,700  Alliant Techsystems, Inc.(b)                                                                       100,793
        2,840  AMETEK, Inc.                                                                                        75,260
        1,210  Banta Corporation                                                                                   53,821
        2,240  Brink's Company                                                                                     62,115
        3,720  C.H. Robinson Worldwide, Inc.                                                                      152,669
        4,400  Career Education Corporation                                                                       281,600
        1,360  Carlisle Companies, Inc.                                                                            80,580
        3,833  ChoicePoint, Inc.(b)                                                                               168,345
        2,110  CNF, Inc.                                                                                           77,142
        3,800  Copart, Inc.(b)                                                                                     72,048
        3,900  Corinthian Colleges, Inc.                                                                          119,418
        3,090  DeVry, Inc.(b)                                                                                      88,992
        3,680  Donaldson Company, Inc.                                                                            100,942
        3,200  Dun & Bradstreet Corporation(b)                                                                    167,200
        2,000  Dycom Industries, Inc.(b)                                                                           47,160
        3,200  Education Management Corporation                                                                   113,472
        4,600  Expeditors International of Washington, Inc.                                                       184,874
        3,340  Fastenal Company                                                                                   183,266
        2,080  Federal Signal Corporation(c)                                                                       37,856
        2,420  Flowserve Corporation(b)                                                                            51,715
        2,850  Graco, Inc.                                                                                         80,370
        1,845  Granite Construction, Inc.                                                                          36,623
        1,740  Harsco Corporation                                                                                  75,742
        3,170  Herman Miller, Inc.                                                                                 83,308
        2,510  HON INDUSTRIES, Inc.                                                                                92,895
        2,530  Hubbell, Inc.                                                                                      113,698
        1,900  ITT Educational Services, Inc.(b)                                                                   76,627
        3,500  J.B. Hunt Transport Services, Inc.                                                                 110,810
        2,440  Jacobs Engineering Group, Inc.(b)                                                                  101,772
        4,400  JetBlue Airways Corporation(c)                                                                     121,792
        1,600  Kelly Services, Inc.                                                                                47,552
        1,660  Kennametal, Inc.                                                                                    71,646
        1,600  Korn/Ferry International(b)                                                                         23,968
        4,560  L-3 Communications Holdings, Inc.                                                                  281,534
        3,840  Manpower, Inc.                                                                                     180,096
        1,580  Nordson Corporation                                                                                 54,605
        2,110  Pentair, Inc.                                                                                      125,735
        2,820  Precision Castparts Corporation                                                                    126,928
        4,790  Quanta Services, Inc.(b,c)                                                                          26,201
        6,500  Republic Services, Inc.                                                                            187,330
        1,875  Rollins, Inc.                                                                                       44,531
          590  Sequa Corporation(b)                                                                                28,810
        2,500  Sotheby's Holdings, Inc.(b)                                                                         32,475
        3,340  SPX Corporation                                                                                    148,129
        1,800  Stericycle, Inc.(b)                                                                                 86,076
        3,430  Swift Transportation Company, Inc.(b)                                                               58,036
        1,900  Sylvan Learning Systems, Inc.(b)                                                                    66,975
          960  Tecumseh Products Company                                                                           37,315
        1,720  Teleflex, Inc.                                                                                      78,518
        2,030  Trinity Industries, Inc.(c)                                                                         61,489
        3,200  United Rentals, Inc.(b)                                                                             55,040
        3,590  Viad Corporation                                                                                    89,606
        3,300  Werner Enterprises, Inc.                                                                            65,967
        1,720  York International Corporation                                                                      67,424
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,446,546
=========================================================================================================================

Information Technology (12.9%)
-------------------------------------------------------------------------------------------------------------------------
       15,800  3Com Corporation(b)                                                                                 97,328
        5,700  Activision, Inc.                                                                                    85,842
        3,530  Acxiom Corporation                                                                                  81,684
        3,460  ADTRAN, Inc.                                                                                        84,805
        3,700  Advanced Fibre Communications, Inc.(b)                                                              61,790
        1,500  Advent Software, Inc.(b)                                                                            28,020
        4,920  Arrow Electronics, Inc.(b)                                                                         124,378
        2,595  Ascential Software Corporation(b)                                                                   44,115
       19,560  Atmel Corporation(b)                                                                               114,230
        5,240  Avnet, Inc.(b)                                                                                     113,394
        2,160  Avocent Corporation(b)                                                                              69,314
        4,900  BISYS Group, Inc.(b,c)                                                                              71,050
        1,115  Cabot Microelectronics Corporation(b,c)                                                             32,926
       10,880  Cadence Design Systems, Inc.(b)                                                                    139,482
        3,640  CDW Corporation                                                                                    227,464
        6,100  Ceridian Corporation(b)                                                                            130,418
        2,700  Certegy, Inc.                                                                                       96,606
        3,390  CheckFree Corporation(b,c)                                                                         101,836
        2,800  Cognizant Technology Solutions Corporation(b)                                                      121,128
        2,530  CommScope, Inc.(b)                                                                                  44,300
        2,600  Credence Systems Corporation(b,c)                                                                   28,964
        3,100  Cree, Inc.(b,c)                                                                                     57,505
        2,140  CSG Systems International, Inc.(b)                                                                  35,931
        5,110  Cypress Semiconductor Corporation(b,c)                                                              71,387
        3,200  Diebold, Inc.                                                                                      147,488
        3,660  DST Systems, Inc.(b)                                                                               161,589
        3,050  Fair Isaac Corporation                                                                             102,846
        5,100  Fairchild Semiconductor International, Inc.(b)                                                      99,297
        5,300  Gartner Group, Inc.(b,c)                                                                            63,282
        2,890  Harris Corporation                                                                                 130,194
        1,600  Imation Corporation                                                                                 62,352
        3,200  Integrated Circuit Systems, Inc.(b)                                                                 75,808
        4,490  Integrated Device Technology, Inc.(b)                                                               60,390
        2,900  International Rectifier Corporation(b)                                                             114,956
        2,100  Internet Security Systems, Inc.(b)                                                                  27,909
        5,900  Intersil Corporation                                                                               116,525
        3,700  Jack Henry & Associates, Inc.                                                                       67,303
        2,600  Keane, Inc.(b)                                                                                      36,920
        3,600  KEMET Corporation(b)                                                                                44,568
        5,700  Lam Research Corporation(b)                                                                        126,198
        4,700  Lattice Semiconductor Corporation(b)                                                                33,464
        2,500  LTX Corporation(b)                                                                                  27,325
        2,820  Macromedia, Inc.(b)                                                                                 58,092
        2,000  Macrovision Corporation(b)                                                                          33,680
        4,800  McDATA Corporation(b,c)                                                                             25,584
        2,740  Mentor Graphics Corporation(b)                                                                      45,457
        3,710  Micrel, Inc.(b)                                                                                     45,336
        9,035  Microchip Technology, Inc.                                                                         253,161
        4,220  MPS Group, Inc.(b)                                                                                  46,167
        3,450  National Instruments Corporation(c)                                                                105,432
        6,880  Network Associates, Inc.(b,c)                                                                      107,878
        1,700  Newport Corporation(b)                                                                              25,228
        2,000  Plantronics, Inc.(b)                                                                                75,900
        1,800  Plexus Corporation(b)                                                                               25,884
        4,200  Polycom, Inc.(b,c)                                                                                  80,136
        2,620  Powerwave Technologies, Inc.(b,c)                                                                   17,737
        7,460  Quantum Corporation(b,c)                                                                            23,350
        2,300  Retek, Inc.(b)                                                                                      16,054
        2,950  Reynolds & Reynolds Company                                                                         84,252
        7,600  RF Micro Devices, Inc.(b,c)                                                                         55,936
        2,400  RSA Security, Inc.(b)                                                                               38,448
        6,900  SanDisk Corporation(c)                                                                             159,459
        3,260  Semtech Corporation(b)                                                                              68,525
        2,300  Silicon Laboratories, Inc.(b,c)                                                                    108,445
        4,750  Storage Technology Corporation(b)                                                                  124,782
        3,960  Sybase, Inc.(b)                                                                                     67,716
        6,780  Synopsys, Inc.                                                                                     181,229
        2,540  Tech Data Corporation(b)                                                                            86,360
        3,430  Titan Corporation(b)                                                                                65,856
        1,580  Transaction Systems Architects, Inc.(b)                                                             33,543
        5,479  TriQuint Semiconductor, Inc.(b)                                                                     30,080
        1,500  Varian, Inc.(b)                                                                                     61,560
        6,770  Vishay Intertechnology, Inc.(b)                                                                    117,798
        3,400  Wind River Systems, Inc.(b)                                                                         31,824
        2,100  Zebra Technologies Corporation                                                                     153,909
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     6,017,109
=========================================================================================================================

Materials (3.9%)
-------------------------------------------------------------------------------------------------------------------------
        3,090  Airgas, Inc.                                                                                        68,444
        1,790  Albemarle Corporation                                                                               52,358
        2,100  Arch Coal, Inc.                                                                                     64,281
        2,340  Bowater, Inc.                                                                                       98,163
        2,570  Cabot Corporation                                                                                   86,866
        4,770  Crompton Corporation                                                                                29,669
        1,750  Cytec Industries, Inc.                                                                              68,810
        1,790  Ferro Corporation                                                                                   46,343
        1,500  FMC Corporation(b)                                                                                  64,335
        1,960  Glatfelter Company                                                                                  22,011
        4,770  IMC Global, Inc.                                                                                    59,959
        2,240  Longview Fibre Company                                                                              23,475
        2,260  Lubrizol Corporation                                                                                71,868
        7,600  Lyondell Chemical Company(d)                                                                       124,260
        2,100  Martin Marietta Materials, Inc.                                                                     90,825
          970  Minerals Technologies, Inc.                                                                         56,890
        2,880  Olin Corporation                                                                                    49,738
        4,400  Packaging Corporation of America                                                                    96,712
        3,500  Peabody Energy Corporation                                                                         164,115
        1,300  Potlatch Corporation                                                                                49,244
        4,790  RPM International, Inc.                                                                             72,233
        1,400  Scotts Company(b,c)                                                                                 92,330
        2,020  Sensient Technologies Corporation(c)                                                                41,329
        4,040  Sonoco Products Company                                                                            100,434
        2,160  Valspar Corporation(c,d)                                                                           107,244
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,801,936
=========================================================================================================================

Utilities (5.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,760  AGL Resources, Inc.                                                                                 78,936
        4,670  Alliant Energy Corporation                                                                         116,096
        3,875  Aqua America, Inc.                                                                                  79,244
        8,090  Aquila, Inc.(b)                                                                                     34,382
        1,480  Black Hills Corporation                                                                             45,273
        5,220  DPL, Inc.                                                                                           91,976
        3,170  Duquesne Light Holdings, Inc.(c)                                                                    59,501
        6,050  Energy East Corporation                                                                            142,478
        2,700  Equitable Resources, Inc.                                                                          126,873
        2,930  Great Plains Energy, Inc.                                                                           91,445
        1,770  Hawaiian Electric Industries, Inc.                                                                  88,075
        1,720  IDACORP, Inc.(c)                                                                                    50,998
        5,050  MDU Resources Group, Inc.                                                                          113,120
        3,560  National Fuel Gas Company                                                                           87,184
        5,260  Northeast Utilities Service Company                                                                 96,521
        2,270  NSTAR                                                                                              109,868
        3,660  OGE Energy Corporation                                                                              88,023
        4,300  ONEOK, Inc.                                                                                         90,085
        7,055  Pepco Holdings, Inc.                                                                               133,622
        1,840  PNM Resources, Inc.(c)                                                                              53,691
        4,220  Puget Energy, Inc.                                                                                  92,671
        3,580  Questar Corporation                                                                                126,983
        4,590  SCANA Corporation(c)                                                                               157,896
        4,770  Sierra Pacific Resources(b,c)                                                                       33,772
        3,220  Vectren Corporation                                                                                 77,763
        3,600  Westar Energy, Inc.                                                                                 73,476
        2,090  WGL Holdings, Inc.                                                                                  59,105
        5,120  Wisconsin Energy Corporation                                                                       160,768
        1,500  WPS Resources Corporation                                                                           68,715
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,628,540
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $35,152,084)                                                           41,591,209
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Collateral Held for Securities Loaned (6.6%)                       Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    3,072,047  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A        $3,072,047
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $3,072,047)                                                                                      3,072,047
=========================================================================================================================

                                                                              Interest         Maturity
      Shares   Short-Term Investments (4.0%)                                      Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    1,848,410  The AAL Money Market Fund(d)                                      0.530%             N/A        $1,848,410
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,848,410
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $40,072,541)                                                           $46,511,666
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) At April 30, 2004, $100,800 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, 2,160 shares of
    Valspar Corporation common stock valued at $107,244, 7,600 shares of
    Lyondell Chemical Company common stock valued at $124,260 and $1,848,410 of
    The AAL Money Market Fund were earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                     Notional
                                     Number of        Expiration                                    Principal  Unrealized
Type                                 Contracts              Date         Position         Value        Amount        Loss
-------------------------------------------------------------------------------------------------------------------------

S&P 400 Mini Futures                        36         June 2004             Long    $2,099,520    $2,176,750     $77,230

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL International Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (79.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Brazil (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       15,401  Banco Itau Holding Financeira SA ADR(b,c)                                                         $610,496
       58,682  Petroleo Brasileiro SA ADR                                                                       1,695,910
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     2,306,406
=========================================================================================================================

France (11.0%)
-------------------------------------------------------------------------------------------------------------------------
       61,569  Accor SA(b,c,d)                                                                                  2,576,045
       47,312  Bouygues SA(c,d)                                                                                 1,605,216
       45,761  Carrefour SA(c,d)                                                                                2,109,674
      311,219  Electricidade de Portugal SA(d)                                                                    847,924
       59,359  France Telecom SA(b,d)                                                                           1,419,123
       21,724  L'Oreal SA(b,c,d)                                                                                1,629,019
       20,114  LAFARGE SA(b,c,d)                                                                                1,665,744
       29,355  Lagardere S.C.A.(b,c,d)                                                                          1,758,583
       28,069  Pinault-Printemps-Redoute SA(b,c,d)                                                              2,882,036
       21,984  Total SA(b,d)                                                                                    4,046,613
       35,171  Valeo SA(b,c,d)                                                                                  1,439,941
       64,820  Vivendi Universal SA(b,d)                                                                        1,609,008
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    23,588,926
=========================================================================================================================

Germany (2.8%)
-------------------------------------------------------------------------------------------------------------------------
       17,557  Adidas-Salomon AG(b,c,d)                                                                         2,015,206
       13,900  Allianz AG(b,c,d)                                                                                1,460,405
       40,060  Bayerische Motoren Werke AG(b,c,d)                                                               1,715,209
       14,067  Deutsche Bourse AG(b,c,d)                                                                          769,990
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                    5,960,810
=========================================================================================================================

Hong Kong (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      337,000  Sun Hung Kai Properties, Ltd.(d)                                                                 2,871,206
      389,000  Swire Pacific, Ltd.(b,d)                                                                         2,524,001
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  5,395,207
=========================================================================================================================

Italy (5.9%)
-------------------------------------------------------------------------------------------------------------------------
    1,004,965  Banca Intesa SPA(c,d)                                                                            3,303,904
      220,900  Eni SPA(b,d)                                                                                     4,487,775
      193,832  Fiat SPA(b,c,d)                                                                                  1,355,546
      324,912  Mediaset SPA(b,c,d)                                                                              3,542,522
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     12,689,747
=========================================================================================================================

Japan (16.0%)
-------------------------------------------------------------------------------------------------------------------------
      180,000  Bridgestone Corporation(b,d)                                                                     3,016,412
       32,000  Canon, Inc.(b,d)                                                                                 1,659,489
      116,000  Daiwa House Industry Company, Ltd.(d)                                                            1,285,009
      125,900  Denso Corporation(b,d)                                                                           2,619,677
      233,000  Matsushita Electric Industrial Company, Ltd.(b,d)                                                3,406,020
          206  Millea Holdings, Inc.(d)                                                                         2,897,189
       49,000  Misawa Homes Holdings, Inc.(b,d)                                                                   167,118
      303,000  Mitsubishi Estate Company, Ltd.(d)                                                               3,527,194
          437  Mitsubishi Tokyo Financial Group, Inc.(d)                                                        3,844,210
      193,000  Mitsui Sumitomo Insurance Company(d)                                                             1,793,583
      172,400  Nissan Motor Company, Ltd.(d)                                                                    1,883,056
      107,000  Nomura Holdings, Inc.(d)                                                                         1,717,828
       21,900  ORIX Corporation(b,d)                                                                            2,294,648
       90,000  Ricoh Company, Ltd.(b,d)                                                                         1,768,583
       41,200  Shin-Etsu Chemical Company, Ltd.(d)                                                              1,638,464
       12,000  TDK Corporation(b,d)                                                                               840,852
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     34,359,332
=========================================================================================================================

Malaysia (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      149,000  Malayan Banking Berhad(d)                                                                          410,072
      146,100  Resorts World Berhad(b,d)                                                                          381,917
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     791,989
=========================================================================================================================

Mexico (2.0%)
-------------------------------------------------------------------------------------------------------------------------
       89,596  Cemex SA de CV ADR                                                                               2,638,602
       19,947  Grupo Televisia SA ADR(b)                                                                          869,490
      248,679  Wal-Mart de Mexico SA de CV                                                                        727,253
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     4,235,345
=========================================================================================================================

Netherlands (2.1%)
-------------------------------------------------------------------------------------------------------------------------
       34,886  Heineken NV(b,c,d)                                                                               1,465,647
      112,883  VNU NV(c,d)                                                                                      3,134,635
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                                4,600,282
=========================================================================================================================

Portugal (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      364,906  Banco Comercial Portugues SA(d)                                                                    845,425
      301,889  Portugal Telecom SGPS SA(d)                                                                      3,268,088
      312,120  Sonae, S.G.P.S., SA(d)                                                                             341,790
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   4,455,303
=========================================================================================================================

Singapore (2.0%)
-------------------------------------------------------------------------------------------------------------------------
      201,000  DBS Group Holdings, Ltd.(b,d)                                                                    1,678,902
      319,000  United Overseas Bank, Ltd.(b,c,d)                                                                2,552,075
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  4,230,977
=========================================================================================================================

South Korea (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       41,020  Daewoo Shipbuilding & Marine Engineering Company,
               Ltd.(d)                                                                                            413,390
       19,870  Hyundai Motor Company, Ltd.(d)                                                                     751,344
       39,746  Kookmin Bank ADR(b)                                                                              1,474,577
        6,220  Samsung Electronics Company, Ltd.(d)                                                             2,914,917
        4,590  Shinsegae Company, Ltd.(d)                                                                       1,028,663
       34,498  SK Telecom Company, Ltd. ADR(c)                                                                    696,860
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                7,279,751
=========================================================================================================================

Spain (4.8%)
-------------------------------------------------------------------------------------------------------------------------
       16,902  Acerinox SA(c,d)                                                                                   868,508
      131,830  Banco Bilbao Vizcaya Argentaria SA(d)                                                            1,731,347
       86,544  Iberdrola SA(d)                                                                                  1,700,389
       83,794  Repsol YPF SA(d)                                                                                 1,753,366
      282,327  Telefonica SA(b,d)                                                                               4,164,712
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     10,218,322
=========================================================================================================================

Sweden (3.2%)
-------------------------------------------------------------------------------------------------------------------------
       26,105  Autoliv, Inc.(b,d)                                                                               1,100,720
      532,708  Skandia Forsakrings AB(c,d)                                                                      2,064,790
      624,065  Telefonaktiebolaget LM Ericsson(d)                                                               1,662,695
       57,037  Volvo AB(b,c,d)                                                                                  1,948,462
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     6,776,667
=========================================================================================================================

Switzerland (4.0%)
-------------------------------------------------------------------------------------------------------------------------
       74,638  Compagnie Financiere Richemont AG(d)                                                             1,905,318
       69,391  Credit Suisse Group(b,d)                                                                         2,428,455
        9,561  Nestle SA(c,d)                                                                                   2,411,521
       17,672  Roche Holding AG(c,d)                                                                            1,846,278
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                8,591,572
=========================================================================================================================

Taiwan (1.2%)
-------------------------------------------------------------------------------------------------------------------------
       96,705  Cathay Financial Holding Company, Ltd.(b)                                                        1,717,519
       83,877  Taiwan Semiconductor Manufacturing Company,  Ltd.
               ADR(b)                                                                                             799,348
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     2,516,867
=========================================================================================================================

United Kingdom (14.5%)
-------------------------------------------------------------------------------------------------------------------------
       70,077  AstraZeneca plc(d)                                                                               3,290,798
      545,373  BAE SYSTEMS plc(b,d)                                                                             2,017,851
      129,779  Diageo plc(d)                                                                                    1,735,849
      171,215  HSBC Holdings plc(b,d)                                                                           2,440,732
      143,868  Imperial Tobacco Group plc(b,d)                                                                  3,174,867
      123,327  InterContinental Hotels Group plc(d)                                                             1,151,803
      472,121  Kingfisher plc(d)                                                                                2,360,856
       85,341  Next plc(b,d)                                                                                    2,099,776
      223,269  Pearson plc(d)                                                                                   2,595,250
      203,103  Reed Elsevier plc(d)                                                                             1,881,161
      156,301  SABMiller plc(d)                                                                                 1,691,593
      201,185  Smith & Nephew plc(b,d)                                                                          2,054,128
    1,837,743  Vodafone Group plc(d)                                                                            4,444,607
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            30,939,271
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $155,319,681)                                                         168,936,774
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Collateral Held for Securities Loaned (19.2%)                      Rate (e)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
   41,184,857  State Street Navigator Securities Lending Prime                   1.070%             N/A       $41,184,857
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $41,184,857)                                                                                    41,184,857
=========================================================================================================================

    Shares or
    Principal                                                                 Interest          Maturity
       Amount  Short-Term Investments (1.8%)                                      Rate (e)          Date            Value
-------------------------------------------------------------------------------------------------------------------------
       46,598  SSgA Money Market Fund                                            0.740%              N/A          $46,598
   $3,900,000  Student Loan Marketing Association                                0.800          5/3/2004        3,899,827
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,946,425
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $200,450,963)                                                         $214,068,056
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) The interest rate shown reflects the yield, or for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Capital Growth Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (93.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.3%)
-------------------------------------------------------------------------------------------------------------------------
      316,700  AT&T Wireless Services, Inc.(b)                                                                 $4,373,627
       41,400  CenturyTel, Inc.(c)                                                                              1,195,632
      430,400  Nextel Communications, Inc.(b,c)                                                                10,269,344
      895,839  SBC Communications, Inc.                                                                        22,306,391
      250,950  Sprint Corporation (FON Group)(c)                                                                4,489,496
      691,000  Verizon Communications, Inc.                                                                    26,078,340
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   68,712,830
=========================================================================================================================

Consumer Discretionary (14.1%)
-------------------------------------------------------------------------------------------------------------------------
      272,700  Clear Channel Communications, Inc.                                                              11,314,323
    3,096,700  Comcast Corporation(b)                                                                          89,773,333
    3,100,300  Cox Communications, Inc.(b,c)                                                                  101,348,807
      139,500  Dollar General Corporation                                                                       2,617,020
      429,900  Family Dollar Stores, Inc.                                                                      13,816,986
      339,500  Gannett Company, Inc.                                                                           29,427,860
    1,153,700  Harley-Davidson, Inc.                                                                           64,976,384
      893,700  Home Depot, Inc.                                                                                31,449,303
       97,400  Kohl's Corporation(b)                                                                            4,070,346
    1,823,432  Liberty Media Corporation(b)                                                                    19,948,346
       74,600  Nordstrom, Inc.(c)                                                                               2,657,998
      342,540  Starwood Hotels & Resorts Worldwide, Inc.                                                       13,629,667
      680,808  Tiffany & Company                                                                               26,551,512
      274,700  Tribune Company                                                                                 13,152,636
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   424,734,521
=========================================================================================================================

Consumer Staples (11.5%)
-------------------------------------------------------------------------------------------------------------------------
      599,250  Alberto-Culver Company                                                                          28,260,630
    1,716,800  Altria Group, Inc.                                                                              95,076,384
       46,650  Corn Products International, Inc.                                                                1,982,625
      641,400  General Mills, Inc.                                                                             31,268,250
    1,514,500  Wal-Mart Stores, Inc.                                                                           86,326,500
    3,006,800  Walgreen Company                                                                               103,674,464
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         346,588,853
=========================================================================================================================

Energy (8.3%)
-------------------------------------------------------------------------------------------------------------------------
      382,356  Apache Corporation                                                                              16,009,246
      449,300  Baker Hughes, Inc.                                                                              16,480,324
      320,100  BJ Services Company(b)                                                                          14,244,450
      166,900  Burlington Resources, Inc.                                                                      11,227,363
       55,100  ChevronTexaco Corporation                                                                        5,041,650
      144,600  ConocoPhillips Company                                                                          10,309,980
      244,500  ENSCO International, Inc.                                                                        6,691,965
      778,000  EOG Resources, Inc.                                                                             38,316,500
    1,901,500  Exxon Mobil Corporation                                                                         80,908,825
      302,500  Nabors Industries, Ltd.(b)                                                                      13,418,900
      314,700  Noble Corporation(b)                                                                            11,694,252
      216,600  Rowan Companies, Inc.(b,c)                                                                       4,830,180
      226,100  Schlumberger, Ltd.                                                                              13,233,633
      120,900  Smith International, Inc.(b,c)                                                                   6,619,275
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                   249,026,543
=========================================================================================================================

Financials (22.6%)
-------------------------------------------------------------------------------------------------------------------------
      781,400  AFLAC, Inc.                                                                                     32,998,522
      199,600  Ambac Financial Group, Inc.                                                                     13,772,400
    1,240,200  American Express Company                                                                        60,707,790
    1,429,552  American International Group, Inc.                                                             102,427,401
      624,900  Bank of America Corporation                                                                     50,298,201
      384,400  Bank One Corporation                                                                            18,977,828
      509,300  Charles Schwab Corporation                                                                       5,240,697
    1,826,048  Citigroup, Inc.                                                                                 87,814,648
      104,199  Countrywide Financial Corporation                                                                6,179,001
      705,000  Federal National Mortgage Corporation                                                           48,447,600
    1,492,740  J.P. Morgan Chase & Company                                                                     56,127,024
       91,000  Lehman Brothers Holdings, Inc.                                                                   6,679,400
      163,600  Marsh & McLennan Companies, Inc.                                                                 7,378,360
    1,482,239  MBNA Corporation                                                                                36,136,987
      231,700  Merrill Lynch & Company, Inc.                                                                   12,565,091
      352,900  MetLife, Inc.                                                                                   12,175,050
      549,900  Morgan Stanley and Company                                                                      28,259,361
      172,700  North Fork Bancorporation, Inc.(c)                                                               6,410,624
      194,600  Northern Trust Corporation                                                                       8,227,688
      218,000  Progressive Corporation                                                                         19,079,360
      653,300  Providian Financial Corporation(b,c)                                                             7,924,529
      398,600  State Street Corporation                                                                        19,451,680
      584,500  Wells Fargo & Company                                                                           33,000,870
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               680,280,112
=========================================================================================================================

Health Care (10.9%)
-------------------------------------------------------------------------------------------------------------------------
      275,100  Abbott Laboratories                                                                             12,109,902
      417,900  Amgen, Inc.(b)                                                                                  23,515,233
      109,350  Barr Pharmaceuticals, Inc.                                                                       4,529,277
      476,600  Boston Scientific Corporation                                                                   19,631,154
      301,600  Bristol-Myers Squibb Company                                                                     7,570,160
      117,100  Cardinal Health, Inc.                                                                            8,577,575
      203,600  Eli Lilly and Company                                                                           15,027,716
      905,200  Johnson & Johnson                                                                               48,907,956
      187,689  Medco Health Solutions, Inc.(b)                                                                  6,644,191
      332,300  Medtronic, Inc.                                                                                 16,767,858
      269,200  Merck & Company, Inc.                                                                           12,652,400
      401,700  Mylan Laboratories, Inc.                                                                         9,202,947
    2,631,600  Pfizer, Inc.                                                                                    94,106,016
      114,900  St. Jude Medical, Inc.(b)                                                                        8,762,274
      150,300  Watson Pharmaceuticals, Inc.(b,c)                                                                5,352,183
      313,000  WellPoint Health Networks, Inc.(b)                                                              34,958,970
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              328,315,812
=========================================================================================================================

Industrials (8.9%)
-------------------------------------------------------------------------------------------------------------------------
      212,100  3M Company                                                                                      18,342,408
      613,500  American Power Conversion Corporation(c)                                                        11,447,910
      195,100  Caterpillar, Inc.                                                                               15,165,123
      780,300  Cendant Corporation                                                                             18,477,504
       89,300  CNF, Inc.                                                                                        3,264,808
      219,600  Dover Corporation                                                                                8,790,588
      108,400  Emerson Electric Company                                                                         6,527,848
       88,900  Fastenal Company(c)                                                                              4,877,943
      215,900  General Dynamics Corporation                                                                    20,212,558
    1,791,700  General Electric Company                                                                        53,661,415
      635,700  Herman Miller, Inc.(c)                                                                          16,706,196
      120,900  Honeywell International, Inc.                                                                    4,180,722
       86,100  Illinois Tool Works, Inc.                                                                        7,422,681
      768,100  Norfolk Southern Corporation                                                                    18,296,142
      123,100  Northrop Grumman Corporation                                                                    12,217,675
    1,068,300  Tyco International, Ltd.                                                                        29,324,835
      231,100  United Technologies Corporation                                                                 19,934,686
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              268,851,042
=========================================================================================================================

Information Technology (14.1%)
-------------------------------------------------------------------------------------------------------------------------
      527,900  Applied Materials, Inc.(b)                                                                       9,623,617
      213,900  Arrow Electronics, Inc.(b,c)                                                                     5,407,392
    2,320,800  Cisco Systems, Inc.(b)                                                                          48,435,096
      313,100  Computer Sciences Corporation(b)                                                                12,808,921
      866,900  Dell, Inc.(b)                                                                                   30,090,099
      703,000  EMC Corporation(b)                                                                               7,845,480
    1,299,032  First Data Corporation                                                                          58,963,062
      298,380  Global Payments, Inc.(c)                                                                        14,316,272
    2,154,200  Intel Corporation                                                                               55,427,566
      614,300  International Business Machines Corporation                                                     54,162,831
    3,590,900  Microsoft Corporation                                                                           93,255,673
    1,829,500  Oracle Corporation(b)                                                                           20,526,990
      581,800  Texas Instruments, Inc.                                                                         14,603,180
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   425,466,179
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      241,200  Entergy Corporation                                                                             13,169,520
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 13,169,520
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $1,981,760,828)                                                     2,805,145,412
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Collateral Held for Securities Loaned (1.5%)                       Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
   $7,574,391  BNP Paribas Letter of Credit                                      0.150%      10/21/2004        $7,574,391
   36,357,645  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070              N/A        36,357,644
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $43,932,035)                                                                                    43,932,035
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Short-Term Investments (5.4%)                                      Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $25,000,000  American General Finance Corporation                              1.020%        5/3/2004       $24,998,583
   25,000,000  Cargill Global Funding plc                                        1.020         5/3/2004        24,998,583
   10,000,000  Falcon Asset Securitization Corporation                           1.040        5/13/2004         9,996,533
   22,000,000  Federal National Mortgage Association(e)                          0.990        5/17/2004        21,998,843
   15,000,000  Goldman Sachs Group, Inc.                                         1.020         5/5/2004        14,998,300
   12,500,000  Goldman Sachs Group, Inc.                                         1.020         5/6/2004        12,498,229
   10,000,000  Marsh & McLennan USA, Inc.                                        1.010         5/4/2004         9,999,158
   10,000,000  Sheffield Receivables Corporation                                 1.030         5/3/2004         9,999,428
   11,400,000  Sheffield Receivables Corporation                                 1.030         5/4/2004        11,399,022
   11,348,795  The AAL Money Market Fund                                         0.530              N/A        11,348,795
    7,796,000  Torchmark Corporation                                             1.050         5/7/2004         7,794,636
    2,300,000  Toyota Credit Puerto Rico                                         1.041        5/10/2004         2,299,402
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               162,329,512
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,188,022,375)                                                     $3,011,406,959
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

AAL Large Company Index Fund
Schedule of Investments as of April 30, 2004(a)

       Shares  Common Stock (93.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
          857  ALLTEL Corporation                                                                                 $43,141
        2,087  AT&T Corporation                                                                                    35,792
        7,160  AT&T Wireless Services, Inc.(b)                                                                     98,880
        4,854  BellSouth Corporation                                                                              125,282
          404  CenturyTel, Inc.                                                                                    11,668
          807  Citizens Communications Company(b,c)                                                                10,523
        2,878  Nextel Communications, Inc.(b,c)                                                                    68,669
        4,636  Qwest Communications International, Inc.(b)                                                         18,637
        8,798  SBC Communications, Inc.                                                                           219,070
        3,688  Sprint Corporation (FON Group)                                                                      65,969
        7,274  Verizon Communications, Inc.                                                                       274,521
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      972,152
=========================================================================================================================

Consumer Discretionary (10.7%)
-------------------------------------------------------------------------------------------------------------------------
          708  Autonation, Inc.(b)                                                                                 12,050
          152  AutoZone, Inc.(b)                                                                                   13,311
          757  Bed Bath & Beyond, Inc.(b)                                                                          28,100
          861  Best Buy Company, Inc.                                                                              46,709
          502  Big Lots, Inc.(b)                                                                                    7,108
          301  Black & Decker Corporation                                                                          17,413
          401  Boise Cascade Corporation                                                                           13,526
          302  Brunswick Corporation                                                                               12,415
        1,665  Carnival Corporation                                                                                71,046
          302  Centex Corporation                                                                                  14,481
          554  Circuit City Stores, Inc.  (Circuit City Group)                                                      6,471
        1,615  Clear Channel Communications, Inc.                                                                  67,006
        5,916  Comcast Corporation(b)                                                                             178,072
          251  Cooper Tire & Rubber Company                                                                         5,369
          404  Dana Corporation                                                                                     8,145
          480  Darden Restaurants, Inc.                                                                            10,877
        1,415  Delphi Corporation                                                                                  14,433
          301  Dillard's, Inc.(c)                                                                                   5,066
          871  Dollar General Corporation                                                                          16,340
          400  Dow Jones & Company, Inc.                                                                           18,436
          758  Eastman Kodak Company                                                                               19,549
        1,716  eBay, Inc.                                                                                         136,971
          505  Family Dollar Stores, Inc.                                                                          16,231
          503  Federated Department Stores, Inc.                                                                   24,647
        4,854  Ford Motor Company                                                                                  74,557
          454  Fortune Brands, Inc.                                                                                34,618
          704  Gannett Company, Inc.                                                                               61,023
        2,374  Gap, Inc.                                                                                           52,252
        1,465  General Motors Corporation                                                                          69,470
          654  Genuine Parts Company                                                                               23,413
          603  Goodyear Tire & Rubber Company(b,c)                                                                  5,252
          708  Harley-Davidson, Inc.                                                                               39,875
          402  Harrah's Entertainment, Inc.                                                                        21,378
          604  Hasbro, Inc.                                                                                        11,410
          961  Hilton Hotels Corporation                                                                           16,808
        5,967  Home Depot, Inc.                                                                                   209,979
          908  International Game Technology                                                                       34,268
        1,060  Interpublic Group of Companies, Inc.(b)                                                             16,631
          656  J.C. Penney Company, Inc.                                                                           22,212
          504  Johnson Controls, Inc.                                                                              27,649
          354  Jones Apparel Group, Inc.                                                                           12,956
          200  KB Home                                                                                             13,786
          401  Knight Ridder, Inc.                                                                                 31,053
          858  Kohl's Corporation(b)                                                                               35,856
          604  Leggett & Platt, Inc.                                                                               13,650
        1,264  Limited Brands, Inc.                                                                                26,089
          303  Liz Claiborne, Inc.                                                                                 10,635
        2,074  Lowe's Companies, Inc.                                                                             107,972
          555  Marriott International, Inc.                                                                        26,174
        1,062  Mattel, Inc.                                                                                        18,012
          756  May Department Stores Company                                                                       23,285
          250  Maytag Corporation                                                                                   6,975
        3,285  McDonald's Corporation                                                                              89,451
          604  McGraw-Hill Companies, Inc.                                                                         47,631
          200  Meredith Corporation                                                                                10,188
          454  New York Times Company                                                                              20,798
          656  Newell Rubbermaid, Inc.                                                                             15,508
          657  NIKE, Inc.(c)                                                                                       47,271
          352  Nordstrom, Inc.                                                                                     12,542
          807  Office Depot, Inc.(b)                                                                               14,131
          503  Omnicom Group, Inc.                                                                                 39,994
          302  Pulte Homes, Inc.                                                                                   14,849
          503  RadioShack Corporation                                                                              15,472
          200  Reebok International, Ltd.                                                                           7,276
          658  Sears, Roebuck and Company                                                                          26,353
          553  Sherwin-Williams Company                                                                            21,042
          200  Snap-On, Inc.                                                                                        6,756
          401  Stanley Works(c)                                                                                    17,047
        1,312  Staples, Inc.                                                                                       33,797
        1,010  Starbucks Corporation(b)                                                                            39,249
          506  Starwood Hotels & Resorts Worldwide, Inc.                                                           20,134
        2,328  Target Corporation                                                                                 100,965
          404  Tiffany & Company                                                                                   15,756
       12,086  Time Warner, Inc.(b)                                                                               203,287
        1,316  TJX Companies, Inc.                                                                                 32,334
          554  Toys 'R' Us, Inc.(b)                                                                                 8,559
          806  Tribune Company                                                                                     38,591
          806  Univision Communications, Inc.(b)                                                                   27,283
          302  VF Corporation                                                                                      13,940
        4,623  Viacom, Inc.                                                                                       178,679
          529  Visteon Corporation                                                                                  5,745
        5,411  Walt Disney Company                                                                                124,615
          402  Wendy's International, Inc.                                                                         15,678
          251  Whirlpool Corporation                                                                               16,443
          759  Yum! Brands, Inc.(b)                                                                                29,442
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,121,816
=========================================================================================================================

Consumer Staples (10.9%)
-------------------------------------------------------------------------------------------------------------------------
          250  Adolph Coors Company                                                                                16,428
          301  Alberto-Culver Company                                                                              14,195
        1,059  Albertson's, Inc.(c)                                                                                24,738
        5,409  Altria Group, Inc.                                                                                 299,550
        2,125  Anheuser-Busch Companies, Inc.                                                                     108,885
        1,638  Archer-Daniels-Midland Company                                                                      28,763
          556  Avon Products, Inc.                                                                                 46,704
          500  Brown-Foreman Corporation(c)                                                                        23,430
        1,060  Campbell Soup Company                                                                               29,288
          605  Clorox Company                                                                                      31,327
        6,423  Coca-Cola Company                                                                                  324,811
        1,211  Coca-Cola Enterprises, Inc.                                                                         32,697
        1,365  Colgate-Palmolive Company                                                                           79,006
        1,412  ConAgra Foods, Inc.                                                                                 40,793
        1,161  Costco Wholesale Corporation(b)                                                                     43,479
        1,010  CVS Corporation                                                                                     39,016
          960  General Mills, Inc.                                                                                 46,800
        2,680  Gillette Company                                                                                   109,666
          959  H.J. Heinz Company                                                                                  36,624
          402  Hershey Foods Corporation                                                                           35,734
        1,060  Kellogg Company                                                                                     45,474
        1,264  Kimberly-Clark Corporation                                                                          82,729
        1,972  Kroger Company(b)                                                                                   34,510
          504  McCormick & Company, Inc.                                                                           17,217
          608  Pepsi Bottling Group, Inc.                                                                          17,796
        4,497  PepsiCo, Inc.                                                                                      245,042
        3,437  Procter & Gamble Company                                                                           363,463
          202  R.J. Reynolds Tobacco Holdings, Inc.                                                                13,084
        1,161  Safeway, Inc.(b)                                                                                    26,645
        2,022  Sara Lee Corporation                                                                                46,668
          552  SUPERVALU, Inc.                                                                                     16,996
        1,668  SYSCO Corporation                                                                                   63,801
          503  UST, Inc.                                                                                           18,717
       11,482  Wal-Mart Stores, Inc.                                                                              654,474
        2,629  Walgreen Company                                                                                    90,648
          605  William Wrigley Jr. Company                                                                         37,328
          403  Winn-Dixie Stores, Inc.(c)                                                                           3,071
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,189,597
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
          251  Amerada Hess Corporation                                                                            17,854
          620  Anadarko Petroleum Corporation                                                                      33,220
          846  Apache Corporation                                                                                  35,422
          351  Ashland, Inc.                                                                                       16,813
          908  Baker Hughes, Inc.                                                                                  33,305
          455  BJ Services Company(b)                                                                              20,248
          455  Burlington Resources, Inc.                                                                          30,608
        2,786  ChevronTexaco Corporation                                                                          254,919
        1,762  ConocoPhillips Company                                                                             125,631
          556  Devon Energy Corporation                                                                            34,027
          303  EOG Resources, Inc.                                                                                 14,923
       17,505  Exxon Mobil Corporation                                                                            744,838
        1,162  Halliburton Company                                                                                 34,628
          251  Kerr-McGee Corporation                                                                              12,281
          807  Marathon Oil Corporation                                                                            27,083
          553  Nabors Industries, Ltd.(b)                                                                          24,531
          504  Noble Corporation(b)                                                                                18,729
          961  Occidental Petroleum Corporation                                                                    45,359
          301  Rowan Companies, Inc.(b)                                                                             6,712
        1,515  Schlumberger, Ltd.                                                                                  88,673
          301  Sunoco, Inc.                                                                                        18,933
          857  Transocean, Inc.(b)                                                                                 23,799
          656  Unocal Corporation                                                                                  23,642
          300  Valero Energy Corporation                                                                           19,128
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,705,306
=========================================================================================================================

Financials (19.2%)
-------------------------------------------------------------------------------------------------------------------------
          657  ACE, Ltd.                                                                                           28,803
        1,363  AFLAC, Inc.                                                                                         57,559
        1,870  Allstate Corporation                                                                                85,833
          303  Ambac Financial Group, Inc.                                                                         20,907
        3,388  American Express Company                                                                           165,843
        6,927  American International Group, Inc.                                                                 496,320
          959  AmSouth Bancorporation                                                                              21,117
          807  Aon Corporation                                                                                     21,030
          353  Apartment Investment &  Management Company(c)                                                        9,944
        5,467  Bank of America Corporation                                                                        440,039
        1,972  Bank of New York Company, Inc.                                                                      57,464
        2,934  Bank One Corporation                                                                               144,852
        1,412  BB&T Corporation                                                                                    48,700
          352  Bear Stearns Companies, Inc.                                                                        28,209
          605  Capital One Financial Corporation                                                                   39,646
        3,587  Charles Schwab Corporation                                                                          36,910
          614  Charter One Financial, Inc.                                                                         20,489
          453  Chubb Corporation                                                                                   31,257
          529  Cincinnati Financial Corporation                                                                    21,692
       13,660  Citigroup, Inc.                                                                                    656,909
          553  Comerica, Inc.                                                                                      28,551
          703  Countrywide Financial Corporation                                                                   41,688
        1,000  E*TRADE Group, Inc.(b)                                                                              11,360
        1,012  Equity Office Properties Trust                                                                      25,472
          858  Equity Residential REIT                                                                             23,561
        1,819  Federal Home Loan Mortgage Corporation                                                             106,230
        2,528  Federal National Mortgage Corporation                                                              173,724
          303  Federated Investors, Inc.                                                                            8,908
        1,507  Fifth Third Bancorp                                                                                 80,866
          454  First Horizon National Corporation                                                                  19,958
          655  Franklin Resources, Inc.                                                                            35,914
          453  Golden West Financial Corporation                                                                   47,615
        1,213  Goldman Sachs Group, Inc.                                                                          117,054
          756  Hartford Financial Services Group, Inc.                                                             46,176
          626  Huntington Bancshares, Inc.(c)                                                                      13,396
        5,374  J.P. Morgan Chase & Company                                                                        202,062
          806  Janus Capital Group, Inc.                                                                           12,251
          430  Jefferson-Pilot Corporation                                                                         21,324
        1,210  KeyCorp                                                                                             35,937
          705  Lehman Brothers Holdings, Inc.                                                                      51,747
          653  Lincoln National Corporation                                                                        29,307
          454  Loews Corporation                                                                                   26,337
          500  M&T Bank Corporation                                                                                42,500
        1,366  Marsh & McLennan Companies, Inc.                                                                    61,607
          606  Marshall & Ilsley Corporation                                                                       22,283
          429  MBIA, Inc.                                                                                          25,264
        3,315  MBNA Corporation                                                                                    80,820
        1,061  Mellon Financial Corporation                                                                        31,448
        2,578  Merrill Lynch & Company, Inc.                                                                      139,805
        1,970  MetLife, Inc.                                                                                       67,965
          251  MGIC Investment Corporation                                                                         18,479
          353  Moody's Corporation                                                                                 22,772
        2,831  Morgan Stanley and Company                                                                         145,485
        1,616  National City Corporation                                                                           56,027
          505  North Fork Bancorporation, Inc.(c)                                                                  18,746
          604  Northern Trust Corporation                                                                          25,537
          556  Plum Creek Timber Company, Inc.                                                                     16,435
          755  PNC Financial Services Group, Inc.                                                                  40,090
          860  Principal Financial Group, Inc.                                                                     30,358
          506  Progressive Corporation                                                                             44,285
          500  ProLogis Trust                                                                                      14,710
          706  Providian Financial Corporation(b)                                                                   8,564
        1,367  Prudential Financial, Inc.                                                                          60,066
          604  Regions Financial Corporation                                                                       20,965
          402  SAFECO Corporation                                                                                  17,604
          555  Simon Property Group, Inc.                                                                          26,757
        1,162  SLM Corporation                                                                                     44,516
        1,060  SouthTrust Corporation                                                                              32,945
        1,753  St. Paul Travelers Companies, Inc.                                                                  71,295
          808  State Street Corporation                                                                            39,430
          656  SunTrust Banks, Inc.(c)                                                                             44,641
          808  Synovus Financial Corporation                                                                       19,287
          351  T. Rowe Price Group, Inc.                                                                           17,999
          452  Torchmark Corporation                                                                               23,522
        5,069  U.S. Bancorp                                                                                       129,969
          531  Union Planters Corporation                                                                          14,762
          757  UnumProvident Corporation(c)                                                                        11,771
        3,437  Wachovia Corporation                                                                               157,243
        2,378  Washington Mutual, Inc.                                                                             93,669
        4,448  Wells Fargo & Company                                                                              251,134
          304  XL Capital, Ltd.                                                                                    23,210
          252  Zions Bancorporation                                                                                14,243
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,621,169
=========================================================================================================================

Health Care (12.7%)
-------------------------------------------------------------------------------------------------------------------------
        4,096  Abbott Laboratories                                                                                180,306
          353  Aetna, Inc.                                                                                         29,211
          303  Allergan, Inc.                                                                                      26,679
          202  AmerisourceBergen Corporation                                                                       11,694
        3,407  Amgen, Inc.(b)                                                                                     191,712
          305  Anthem, Inc.(b)                                                                                     27,017
          654  Applera Corporation (Applied Biosystems Group)                                                      12,145
          301  Bausch & Lomb, Inc.                                                                                 18,912
        1,569  Baxter International, Inc.                                                                          49,659
          606  Becton, Dickinson and Company                                                                       30,633
          805  Biogen Idec, Inc.(b)                                                                                47,495
          644  Biomet, Inc.                                                                                        25,438
        2,122  Boston Scientific Corporation                                                                       87,405
        5,156  Bristol-Myers Squibb Company                                                                       129,416
          201  C.R. Bard, Inc.(c)                                                                                  21,360
        1,137  Cardinal Health, Inc.                                                                               83,285
        1,200  Caremark Rx, Inc.(b)                                                                                40,620
          404  Chiron Corporation(b)                                                                               18,746
          304  CIGNA Corporation                                                                                   19,611
        2,983  Eli Lilly and Company                                                                              220,175
          200  Express Scripts, Inc.(b)                                                                            15,468
          912  Forest Laboratories, Inc.(b)                                                                        58,806
          506  Genzyme Corporation(b)                                                                              22,041
          806  Guidant Corporation                                                                                 50,786
        1,263  HCA, Inc.                                                                                           51,316
          557  Health Management Associates, Inc.                                                                  12,883
          454  Humana, Inc.(b)                                                                                      7,396
          654  IMS Health, Inc.                                                                                    16,514
        7,835  Johnson & Johnson                                                                                  423,325
          573  King Pharmaceuticals, Inc.(b)                                                                        9,884
          351  Manor Care, Inc.                                                                                    11,386
          756  McKesson Corporation                                                                                24,842
          641  Medco Health Solutions, Inc.(b)                                                                     22,691
          607  MedImmune, Inc.(b)                                                                                  14,714
        3,134  Medtronic, Inc.                                                                                    158,142
        5,917  Merck & Company, Inc.                                                                              278,099
          150  Millipore Corporation(b)                                                                             7,864
          700  Mylan Laboratories, Inc.                                                                            16,037
       20,281  Pfizer, Inc.                                                                                       725,249
          203  Quest Diagnostics, Inc.                                                                             17,123
        3,843  Schering-Plough Corporation                                                                         64,293
          456  St. Jude Medical, Inc.(b)                                                                           34,775
          454  Stryker Corporation(c)                                                                              44,914
        1,190  Tenet Healthcare Corporation(b)                                                                     13,994
        1,616  UnitedHealth Group, Inc.                                                                            99,352
          301  Watson Pharmaceuticals, Inc.(b)                                                                     10,719
          355  WellPoint Health Networks, Inc.(b)                                                                  39,650
        3,539  Wyeth Corporation                                                                                  134,730
          639  Zimmer Holdings, Inc.(b)                                                                            51,024
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,709,536
=========================================================================================================================

Industrials (10.1%)
-------------------------------------------------------------------------------------------------------------------------
        2,024  3M Company                                                                                         175,036
          754  Allied Waste Industries, Inc.(b)                                                                     9,493
          505  American Power Conversion Corporation(c)                                                             9,423
          152  American Standard Companies, Inc.(b)                                                                15,989
          455  Apollo Group, Inc.(b)                                                                               41,350
          302  Avery Dennison Corporation(c)                                                                       19,397
        2,174  Boeing Company                                                                                      92,808
        1,058  Burlington Northern Santa Fe Corporation                                                            34,597
          859  Caterpillar, Inc.                                                                                   66,770
        2,629  Cendant Corporation                                                                                 62,255
          405  Cintas Corporation                                                                                  18,209
          252  Cooper Industries, Ltd.                                                                             13,837
          200  Crane Company                                                                                        6,162
          554  CSX Corporation                                                                                     17,041
          150  Cummins, Inc.(c)                                                                                     8,972
          352  Danaher Corporation(c)                                                                              32,567
          555  Deere & Company                                                                                     37,762
          502  Delta Air Lines, Inc.(c)                                                                             3,122
          201  Deluxe Corporation(c)                                                                                8,303
          554  Dover Corporation                                                                                   22,177
          504  Eaton Corporation                                                                                   29,928
        1,061  Emerson Electric Company                                                                            63,893
          503  Equifax, Inc.                                                                                       12,329
          707  FedEx Corporation                                                                                   50,840
          302  Fluor Corporation                                                                                   11,524
          454  General Dynamics Corporation                                                                        42,503
       27,050  General Electric Company                                                                           810,138
          401  Goodrich Corporation                                                                                11,545
          352  Grainger (W.W.), Inc.(c)                                                                            18,445
          455  H&R Block, Inc.                                                                                     20,525
        2,224  Honeywell International, Inc.                                                                       76,906
          807  Illinois Tool Works, Inc.                                                                           69,571
          404  Ingersoll-Rand Company                                                                              26,078
          252  ITT Industries, Inc.                                                                                19,981
        1,162  Lockheed Martin Corporation                                                                         55,427
        1,161  Masco Corporation                                                                                   32,520
          301  Monster Worldwide, Inc.(b)                                                                           7,709
          250  Navistar International Corporation(b)                                                               11,288
        1,110  Norfolk Southern Corporation                                                                        26,440
          473  Northrop Grumman Corporation                                                                        46,945
          443  PACCAR, Inc.                                                                                        25,012
          351  Pall Corporation                                                                                     8,347
          352  Parker-Hannifin Corporation                                                                         19,462
          755  Pitney Bowes, Inc.                                                                                  33,031
          251  Power-One, Inc.(b,c)                                                                                 2,159
          701  R.R. Donnelley & Sons Company                                                                       20,623
        1,059  Raytheon Company                                                                                    34,163
          405  Robert Half International, Inc.(b)                                                                  11,044
          554  Rockwell Automation, Inc.                                                                           18,110
          454  Rockwell Collins, Inc.                                                                              14,642
          300  Ryder System, Inc.                                                                                  11,037
        2,095  Southwest Airlines Company                                                                          29,917
          302  Textron, Inc.                                                                                       16,664
          200  Thomas & Betts Corporation                                                                           4,808
        5,261  Tyco International, Ltd.                                                                           144,414
          656  Union Pacific Corporation                                                                           38,658
        2,984  United Parcel Service, Inc.                                                                        209,328
        1,311  United Technologies Corporation                                                                    113,087
        1,464  Waste Management, Inc.                                                                              41,578
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                2,935,889
=========================================================================================================================

Information Technology (15.4%)
-------------------------------------------------------------------------------------------------------------------------
        2,172  ADC Telecommunications, Inc.(b,c)                                                                    5,430
          555  Adobe Systems, Inc.(c)                                                                              22,944
          907  Advanced Micro Devices, Inc.(b)                                                                     12,898
          400  Affiliated Computer Services, Inc.(b)                                                               19,400
        1,251  Agilent Technologies, Inc.(b)                                                                       33,790
          959  Altera Corporation(b)                                                                               19,190
          910  Analog Devices, Inc.                                                                                38,766
          451  Andrew Corporation(b)                                                                                7,644
          910  Apple Computer, Inc.(b)                                                                             23,414
        4,402  Applied Materials, Inc.(b)                                                                          80,248
          858  Applied Micro Circuits Corporation(b)                                                                3,784
          302  Autodesk, Inc.                                                                                      10,117
        1,565  Automatic Data Processing, Inc.                                                                     68,563
        1,118  Avaya, Inc.(b)                                                                                      15,294
          507  BMC Software, Inc.(b)                                                                                8,771
          755  Broadcom Corporation(b)                                                                             28,509
        1,260  CIENA Corporation(b)                                                                                 5,216
       18,314  Cisco Systems, Inc.(b)                                                                             382,213
          503  Citrix Systems, Inc.(b)                                                                              9,582
        1,465  Computer Associates International, Inc.                                                             39,277
          404  Computer Sciences Corporation(b)                                                                    16,528
        1,059  Compuware Corporation(b)                                                                             8,101
          554  Comverse Technology, Inc.(b)                                                                         9,063
          504  Convergys Corporation(b)                                                                             7,318
        3,533  Corning, Inc.(b)                                                                                    38,969
        6,776  Dell, Inc.(b)                                                                                      235,195
          708  Electronic Arts, Inc.                                                                               35,839
        1,212  Electronic Data Systems Corporation                                                                 22,167
        6,415  EMC Corporation(b)                                                                                  71,591
        2,365  First Data Corporation                                                                             107,347
          480  Fiserv, Inc.(b)                                                                                     17,549
        1,057  Gateway, Inc.(b)                                                                                     5,095
        8,107  Hewlett-Packard Company                                                                            159,708
       17,149  Intel Corporation                                                                                  441,244
        4,548  International Business Machines Corporation                                                        400,997
          455  Intuit, Inc.(b)                                                                                     19,324
          505  Jabil Circuit, Inc.(b)                                                                              13,327
        3,741  JDS Uniphase Corporation(b)                                                                         11,373
          504  KLA-Tencor Corporation(b)                                                                           21,002
          251  Lexmark International, Inc.(b)                                                                      22,705
          857  Linear Technology Corporation                                                                       30,535
        1,008  LSI Logic Corporation(b)                                                                             7,500
       11,316  Lucent Technologies, Inc.(b,c)                                                                      38,135
          859  Maxim Integrated Products, Inc.                                                                     39,505
          301  Mercury Interactive Corporation(b)                                                                  12,808
        1,566  Micron Technology, Inc.(b)                                                                          21,329
       28,725  Microsoft Corporation                                                                              745,988
          567  Molex, Inc.                                                                                         16,885
        6,151  Motorola, Inc.                                                                                     112,256
          454  National Semiconductor Corporation(b)                                                               18,519
          351  NCR Corporation(b)                                                                                  15,686
          908  Network Appliance, Inc.(b)                                                                          16,907
        1,009  Novell, Inc.(b)                                                                                      9,727
          453  Novellus Systems, Inc.(b)                                                                           13,119
          455  NVIDIA Corporation(b)                                                                                9,346
       13,857  Oracle Corporation(b)                                                                              155,476
          806  Parametric Technology Corporation(b)                                                                 3,691
          985  Paychex, Inc.                                                                                       36,721
          907  PeopleSoft, Inc.(b)                                                                                 15,310
          352  PerkinElmer, Inc.                                                                                    6,776
          604  PMC-Sierra, Inc.(b)                                                                                  7,339
          351  QLogic Corporation(b)                                                                                9,473
        2,071  QUALCOMM, Inc.                                                                                     129,355
          489  Sabre Holdings Corporation                                                                          11,536
        1,313  Sanmina-SCI Corporation(b)                                                                          13,156
          353  Scientific-Atlanta, Inc.                                                                            11,434
        1,262  Siebel Systems, Inc.(b)                                                                             12,973
        2,172  Solectron Corporation(b)                                                                            10,643
        8,696  Sun Microsystems, Inc.(b)                                                                           33,914
          708  SunGard Data Systems, Inc.(b)                                                                       18,458
          810  Symantec Corporation                                                                                36,490
          630  Symbol Technologies, Inc.                                                                            7,560
          301  Tektronix, Inc.                                                                                      8,910
        1,160  Tellabs, Inc.(b)                                                                                    10,127
          554  Teradyne, Inc.(b)                                                                                   11,291
        4,598  Texas Instruments, Inc.                                                                            115,410
          554  Thermo Electron Corporation(b)                                                                      16,177
          857  Unisys Corporation(b)                                                                               11,167
        1,060  VERITAS Software Corporation(b)                                                                     28,270
          354  Waters Corporation(b)                                                                               15,275
        2,071  Xerox Corporation(b)                                                                                27,814
          906  Xilinx, Inc.(b)                                                                                     30,469
        1,764  Yahoo!, Inc.(b)                                                                                     89,011
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,491,963
=========================================================================================================================

Materials (2.8%)
-------------------------------------------------------------------------------------------------------------------------
          556  Air Products and Chemicals, Inc.                                                                    27,694
        2,286  Alcoa, Inc.                                                                                         70,294
          251  Allegheny Technologies, Inc.                                                                         2,565
          101  Ball Corporation                                                                                     6,666
          302  Bemis Company, Inc.                                                                                  8,157
        2,418  Dow Chemical Company                                                                                95,970
        2,629  E.I. du Pont de Nemours and Company                                                                112,916
          301  Eastman Chemical Company                                                                            12,814
          804  Ecolab, Inc.                                                                                        23,959
          452  Engelhard Corporation                                                                               13,126
          503  Freeport-McMoRan Copper &  Gold, Inc.                                                               15,342
          608  Georgia-Pacific Corporation                                                                         21,341
          151  Great Lakes Chemical Corporation                                                                     3,793
          352  Hercules, Inc.(b)                                                                                    3,911
          351  International Flavors and Fragrances, Inc.                                                          12,724
        1,219  International Paper Company                                                                         49,150
          351  Louisiana-Pacific Corporation                                                                        8,280
          696  Meadwestvaco Corporation                                                                            18,200
          623  Monsanto Company                                                                                    21,550
        1,060  Newmont Mining Corporation                                                                          39,644
          201  Nucor Corporation                                                                                   11,939
          554  Pactiv Corporation(b)                                                                               12,714
          201  Phelps Dodge Corporation(b)                                                                         13,232
          504  PPG Industries, Inc.                                                                                29,892
          808  Praxair, Inc.                                                                                       29,532
          506  Rohm and Haas Company                                                                               19,623
          201  Sealed Air Corporation(b)                                                                            9,865
          351  Sigma-Aldrich Corporation                                                                           19,881
          301  Temple-Inland, Inc.(c)                                                                              18,593
          251  United States Steel Corporation                                                                      7,186
          451  Vulcan Materials Company                                                                            20,854
          605  Weyerhaeuser Company                                                                                35,816
          401  Worthington Industries, Inc.                                                                         7,238
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    804,461
=========================================================================================================================

Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
        1,664  AES Corporation(b)                                                                                  14,427
          352  Allegheny Energy, Inc.(b,c)                                                                          4,851
          503  Ameren Corporation                                                                                  21,991
        1,029  American Electric Power Company, Inc.                                                               31,323
        1,059  Calpine Corporation(b,c)                                                                             4,596
          906  CenterPoint Energy, Inc.                                                                             9,776
          503  CINergy Corporation                                                                                 19,084
          502  CMS Energy Corporation(b,c)                                                                          4,172
          757  Consolidated Edison, Inc.(c)                                                                        31,196
          603  Constellation Energy Group, Inc.                                                                    23,203
          829  Dominion Resources, Inc.                                                                            52,898
          503  DTE Energy Company(c)                                                                               19,627
        2,324  Duke Energy Corporation                                                                             48,943
        1,009  Dynegy, Inc.(c)                                                                                      3,996
          858  Edison International, Inc.(c)                                                                       20,077
        1,675  El Paso Corporation                                                                                 11,742
          706  Entergy Corporation                                                                                 38,548
          782  Exelon Corporation                                                                                  52,347
          858  FirstEnergy Corporation                                                                             33,548
          553  FPL Group, Inc.                                                                                     35,182
          454  KeySpan Corporation                                                                                 16,412
          453  Kinder Morgan, Inc.                                                                                 27,275
          150  Nicor, Inc.(c)                                                                                       5,098
          775  NiSource, Inc.                                                                                      15,624
        1,060  Pacific Gas & Electric Company(b)                                                                   29,171
          150  Peoples Energy Corporation(c)                                                                        6,270
          301  Pinnacle West Capital Corporation                                                                   11,757
          503  PPL Corporation                                                                                     21,554
          682  Progress Energy, Inc.                                                                               29,169
          706  Public Service Enterprise Group, Inc.                                                               30,287
          659  Sempra Energy                                                                                       20,923
        1,870  Southern Company                                                                                    53,781
          604  TECO Energy, Inc.                                                                                    7,689
          857  TXU Corporation                                                                                     29,258
        1,363  Williams Companies, Inc.                                                                            14,039
        1,114  Xcel Energy, Inc.(c)                                                                                18,637
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    818,471
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $27,796,120)                                                           27,370,360
=========================================================================================================================

    Shares or
    Principal                                                                 Interest         Maturity
       Amount  Collateral Held for Securities Loaned (2.0%)                       Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $68,621  BNP Paribas Letter of Credit                                      0.150%      10/21/2004           $68,620
      519,594  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070              N/A           519,594
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $588,214)                                                                                          588,214
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Short-Term Investments (4.3%)                                      Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    1,258,720  The AAL Money Market Fund(e)                                      0.530%             N/A        $1,258,720
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,258,720
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $29,643,054)                                                           $29,217,294
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

(e) At April 30, 2004, $60,800 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, $1,258,720 of
    The AAL Money Market Fund was earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                     Notional
                                     Number of        Expiration                                    Principal  Unrealized
                                     Contracts              Date         Position         Value        Amount        Loss
-------------------------------------------------------------------------------------------------------------------------

S&P 500 Mini Futures                        23         June 2004             Long    $1,272,015    $1,286,530     $14,515

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Large Company Index Fund II
Schedule of Investments as of April 30, 2004(a)

Shares         Common Stock (93.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
        1,700  ALLTEL Corporation                                                                                 $85,578
        4,260  AT&T Corporation                                                                                    73,059
       14,745  AT&T Wireless Services, Inc.(b)                                                                    203,628
        9,900  BellSouth Corporation                                                                              255,519
          800  CenturyTel, Inc.                                                                                    23,104
        1,600  Citizens Communications Company(b,c)                                                                20,864
        5,900  Nextel Communications, Inc.(b)                                                                     140,774
        9,600  Qwest Communications International, Inc.(b)                                                         38,592
       17,900  SBC Communications, Inc.                                                                           445,710
        7,700  Sprint Corporation (FON Group)(c)                                                                  137,753
       15,000  Verizon Communications, Inc.                                                                       566,100
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,990,681
=========================================================================================================================

Consumer Discretionary (10.5%)
-------------------------------------------------------------------------------------------------------------------------
        1,400  Autonation, Inc.(b)                                                                                 23,828
          400  AutoZone, Inc.(b)                                                                                   35,028
        1,600  Bed Bath & Beyond, Inc.(b)                                                                          59,392
        1,750  Best Buy Company, Inc.                                                                              94,938
          800  Big Lots, Inc.(b)                                                                                   11,328
          600  Black & Decker Corporation                                                                          34,710
          500  Boise Cascade Corporation                                                                           16,865
          600  Brunswick Corporation                                                                               24,666
        3,400  Carnival Corporation                                                                               145,078
          600  Centex Corporation                                                                                  28,770
        1,100  Circuit City Stores, Inc.  (Circuit City Group)                                                     12,848
        3,300  Clear Channel Communications, Inc.                                                                 136,917
       12,187  Comcast Corporation(b)                                                                             366,829
          500  Cooper Tire & Rubber Company                                                                        10,695
          900  Dana Corporation                                                                                    18,144
          900  Darden Restaurants, Inc.                                                                            20,394
        3,000  Delphi Corporation                                                                                  30,600
          500  Dillard's, Inc.                                                                                      8,415
        1,800  Dollar General Corporation                                                                          33,768
          500  Dow Jones & Company, Inc.                                                                           23,045
        1,500  Eastman Kodak Company                                                                               38,685
        3,500  eBay, Inc.                                                                                         279,370
        1,100  Family Dollar Stores, Inc.                                                                          35,354
          900  Federated Department Stores, Inc.                                                                   44,100
        9,900  Ford Motor Company                                                                                 152,064
          800  Fortune Brands, Inc.                                                                                61,000
        1,400  Gannett Company, Inc.                                                                              121,352
        4,800  Gap, Inc.                                                                                          105,648
        3,000  General Motors Corporation                                                                         142,260
        1,100  Genuine Parts Company                                                                               39,380
        1,100  Goodyear Tire & Rubber Company(b,c)                                                                  9,581
        1,600  Harley-Davidson, Inc.                                                                               90,112
          700  Harrah's Entertainment, Inc.                                                                        37,226
        1,100  Hasbro, Inc.                                                                                        20,779
        2,000  Hilton Hotels Corporation                                                                           34,980
       12,300  Home Depot, Inc.                                                                                   432,837
        1,800  International Game Technology                                                                       67,932
        2,200  Interpublic Group of Companies, Inc.(b)                                                             34,518
        1,400  J.C. Penney Company, Inc.                                                                           47,404
        1,200  Johnson Controls, Inc.                                                                              65,832
          700  Jones Apparel Group, Inc.                                                                           25,620
          300  KB Home                                                                                             20,679
          600  Knight Ridder, Inc.                                                                                 46,464
        1,800  Kohl's Corporation(b)                                                                               75,222
        1,100  Leggett & Platt, Inc.                                                                               24,860
        2,500  Limited Brands, Inc.                                                                                51,600
          600  Liz Claiborne, Inc.                                                                                 21,060
        4,200  Lowe's Companies, Inc.                                                                             218,652
        1,200  Marriott International, Inc.                                                                        56,592
        2,300  Mattel, Inc.                                                                                        39,008
        1,500  May Department Stores Company                                                                       46,200
          600  Maytag Corporation                                                                                  16,740
        6,800  McDonald's Corporation                                                                             185,164
        1,000  McGraw-Hill Companies, Inc.                                                                         78,860
          300  Meredith Corporation                                                                                15,282
        1,000  New York Times Company                                                                              45,810
        1,400  Newell Rubbermaid, Inc.                                                                             33,096
        1,400  NIKE, Inc.(c)                                                                                      100,730
          700  Nordstrom, Inc.                                                                                     24,941
        1,600  Office Depot, Inc.(b)                                                                               28,016
        1,000  Omnicom Group, Inc.                                                                                 79,510
          600  Pulte Homes, Inc.                                                                                   29,502
          900  RadioShack Corporation                                                                              27,684
          400  Reebok International, Ltd.                                                                          14,552
        1,200  Sears, Roebuck and Company                                                                          48,060
          900  Sherwin-Williams Company                                                                            34,245
          500  Snap-On, Inc.                                                                                       16,890
          600  Stanley Works                                                                                       25,506
        2,700  Staples, Inc.                                                                                       69,552
        2,100  Starbucks Corporation(b)                                                                            81,606
        1,100  Starwood Hotels & Resorts Worldwide, Inc.                                                           43,769
        4,900  Target Corporation                                                                                 212,513
          700  Tiffany & Company                                                                                   27,300
       24,750  Time Warner, Inc.(b)                                                                               416,295
        2,700  TJX Companies, Inc.                                                                                 66,339
        1,100  Toys 'R' Us, Inc.(b)                                                                                16,995
        1,800  Tribune Company                                                                                     86,184
        1,700  Univision Communications, Inc.(b)                                                                   57,545
          700  VF Corporation(c)                                                                                   32,312
        9,500  Viacom, Inc.                                                                                       367,175
          800  Visteon Corporation                                                                                  8,688
       11,100  Walt Disney Company                                                                                255,633
          700  Wendy's International, Inc.                                                                         27,300
          500  Whirlpool Corporation                                                                               32,755
        1,500  Yum! Brands, Inc.(b)                                                                                58,185
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,287,363
=========================================================================================================================

Consumer Staples (10.9%)
-------------------------------------------------------------------------------------------------------------------------
          300  Adolph Coors Company                                                                                19,713
          650  Alberto-Culver Company                                                                              30,654
        1,900  Albertson's, Inc.(c)                                                                                44,384
       11,100  Altria Group, Inc.                                                                                 614,718
        4,400  Anheuser-Busch Companies, Inc.                                                                     225,456
        3,496  Archer-Daniels-Midland Company                                                                      61,390
        1,200  Avon Products, Inc.                                                                                100,800
          700  Brown-Foreman Corporation(c)                                                                        32,802
        2,200  Campbell Soup Company                                                                               60,786
        1,300  Clorox Company                                                                                      67,314
       13,200  Coca-Cola Company                                                                                  667,524
        2,400  Coca-Cola Enterprises, Inc.                                                                         64,800
        2,800  Colgate-Palmolive Company                                                                          162,064
        2,900  ConAgra Foods, Inc.                                                                                 83,781
        2,400  Costco Wholesale Corporation(b)                                                                     89,880
        2,100  CVS Corporation                                                                                     81,123
        2,000  General Mills, Inc.                                                                                 97,500
        5,400  Gillette Company                                                                                   220,968
        1,900  H.J. Heinz Company                                                                                  72,561
          900  Hershey Foods Corporation                                                                           80,001
        2,200  Kellogg Company                                                                                     94,380
        2,700  Kimberly-Clark Corporation                                                                         176,715
        4,000  Kroger Company(b)                                                                                   70,000
          800  McCormick & Company, Inc.                                                                           27,328
        1,400  Pepsi Bottling Group, Inc.                                                                          40,978
        9,290  PepsiCo, Inc.                                                                                      506,212
        7,000  Procter & Gamble Company                                                                           740,250
          400  R.J. Reynolds Tobacco Holdings, Inc.                                                                25,908
        2,400  Safeway, Inc.(b)                                                                                    55,080
        4,300  Sara Lee Corporation                                                                                99,244
          800  SUPERVALU, Inc.                                                                                     24,632
        3,500  SYSCO Corporation                                                                                  133,875
          900  UST, Inc.                                                                                           33,489
       23,500  Wal-Mart Stores, Inc.                                                                            1,339,500
        5,500  Walgreen Company                                                                                   189,640
        1,400  William Wrigley Jr. Company                                                                         86,380
          800  Winn-Dixie Stores, Inc.(c)                                                                           6,096
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,527,926
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
          400  Amerada Hess Corporation                                                                            28,452
        1,345  Anadarko Petroleum Corporation                                                                      72,065
        1,722  Apache Corporation                                                                                  72,100
          400  Ashland, Inc.                                                                                       19,160
        1,900  Baker Hughes, Inc.                                                                                  69,692
          900  BJ Services Company(b)                                                                              40,050
        1,000  Burlington Resources, Inc.                                                                          67,270
        5,778  ChevronTexaco Corporation                                                                          528,687
        3,648  ConocoPhillips Company                                                                             260,102
        1,200  Devon Energy Corporation                                                                            73,440
          700  EOG Resources, Inc.                                                                                 34,475
       35,600  Exxon Mobil Corporation                                                                          1,514,780
        2,300  Halliburton Company                                                                                 68,540
          700  Kerr-McGee Corporation                                                                              34,251
        1,800  Marathon Oil Corporation                                                                            60,408
          800  Nabors Industries, Ltd.(b)                                                                          35,488
          800  Noble Corporation(b)                                                                                29,728
        2,100  Occidental Petroleum Corporation                                                                    99,120
          700  Rowan Companies, Inc.(b)                                                                            15,610
        3,200  Schlumberger, Ltd.                                                                                 187,296
          600  Sunoco, Inc.                                                                                        37,740
        1,700  Transocean, Inc.(b)                                                                                 47,209
        1,400  Unocal Corporation                                                                                  50,456
          600  Valero Energy Corporation                                                                           38,256
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,484,375
=========================================================================================================================

Financials (19.1%)
-------------------------------------------------------------------------------------------------------------------------
        1,500  ACE, Ltd.                                                                                           65,760
        2,700  AFLAC, Inc.                                                                                        114,021
        3,800  Allstate Corporation                                                                               174,420
          750  Ambac Financial Group, Inc.                                                                         51,750
        6,900  American Express Company                                                                           337,755
       14,144  American International Group, Inc.                                                               1,013,418
        2,100  AmSouth Bancorporation                                                                              46,242
        1,700  Aon Corporation                                                                                     44,302
          600  Apartment Investment &  Management Company                                                          16,902
       11,047  Bank of America Corporation                                                                        889,173
        4,200  Bank of New York Company, Inc.                                                                     122,388
        6,000  Bank One Corporation                                                                               296,220
        2,900  BB&T Corporation                                                                                   100,021
          700  Bear Stearns Companies, Inc.                                                                        56,098
        1,200  Capital One Financial Corporation                                                                   78,636
        7,300  Charles Schwab Corporation                                                                          75,117
        1,376  Charter One Financial, Inc.                                                                         45,917
        1,000  Chubb Corporation                                                                                   69,000
        1,045  Cincinnati Financial Corporation                                                                    42,835
       28,006  Citigroup, Inc.                                                                                  1,346,809
        1,000  Comerica, Inc.                                                                                      51,630
        1,450  Countrywide Financial Corporation                                                                   85,985
        1,900  E*TRADE Group, Inc.(b)                                                                              21,584
        2,200  Equity Office Properties Trust                                                                      55,374
        1,700  Equity Residential REIT                                                                             46,682
        3,700  Federal Home Loan Mortgage Corporation                                                             216,080
        5,200  Federal National Mortgage Corporation                                                              357,344
          700  Federated Investors, Inc.                                                                           20,580
        3,022  Fifth Third Bancorp                                                                                162,161
          800  First Horizon National Corporation                                                                  35,168
        1,300  Franklin Resources, Inc.                                                                            71,279
          800  Golden West Financial Corporation                                                                   84,088
        2,600  Goldman Sachs Group, Inc.                                                                          250,900
        1,500  Hartford Financial Services Group, Inc.                                                             91,620
        1,410  Huntington Bancshares, Inc.(c)                                                                      30,174
       11,110  J.P. Morgan Chase & Company                                                                        417,736
        1,400  Janus Capital Group, Inc.                                                                           21,280
          850  Jefferson-Pilot Corporation                                                                         42,152
        2,400  KeyCorp                                                                                             71,280
        1,500  Lehman Brothers Holdings, Inc.                                                                     110,100
        1,000  Lincoln National Corporation                                                                        44,880
        1,000  Loews Corporation                                                                                   58,010
          800  M&T Bank Corporation                                                                                68,000
        2,800  Marsh & McLennan Companies, Inc.                                                                   126,280
        1,300  Marshall & Ilsley Corporation                                                                       47,801
          800  MBIA, Inc.                                                                                          47,112
        6,900  MBNA Corporation                                                                                   168,222
        2,300  Mellon Financial Corporation                                                                        68,172
        5,200  Merrill Lynch & Company, Inc.                                                                      281,996
        4,100  MetLife, Inc.                                                                                      141,450
          500  MGIC Investment Corporation                                                                         36,810
          800  Moody's Corporation                                                                                 51,608
        5,900  Morgan Stanley and Company                                                                         303,201
        3,200  National City Corporation                                                                          110,944
          900  North Fork Bancorporation, Inc.(c)                                                                  33,408
        1,300  Northern Trust Corporation                                                                          54,964
        1,000  Plum Creek Timber Company, Inc.                                                                     29,560
        1,600  PNC Financial Services Group, Inc.                                                                  84,960
        1,800  Principal Financial Group, Inc.                                                                     63,540
        1,100  Progressive Corporation                                                                             96,272
        1,000  ProLogis Trust                                                                                      29,420
        1,500  Providian Financial Corporation(b)                                                                  18,195
        2,900  Prudential Financial, Inc.                                                                         127,426
        1,400  Regions Financial Corporation                                                                       48,594
          800  SAFECO Corporation                                                                                  35,032
        1,200  Simon Property Group, Inc.                                                                          57,852
        2,400  SLM Corporation                                                                                     91,944
        1,800  SouthTrust Corporation                                                                              55,944
        3,564  St. Paul Travelers Companies, Inc.                                                                 144,948
        1,800  State Street Corporation                                                                            87,840
        1,500  SunTrust Banks, Inc.                                                                               102,075
        1,700  Synovus Financial Corporation                                                                       40,579
          800  T. Rowe Price Group, Inc.                                                                           41,024
          800  Torchmark Corporation                                                                               41,632
       10,418  U.S. Bancorp                                                                                       267,118
        1,150  Union Planters Corporation                                                                          31,970
        1,700  UnumProvident Corporation                                                                           26,435
        7,100  Wachovia Corporation                                                                               324,825
        4,800  Washington Mutual, Inc.                                                                            189,072
        9,200  Wells Fargo & Company                                                                              519,432
          700  XL Capital, Ltd.                                                                                    53,445
          500  Zions Bancorporation                                                                                28,260
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                11,510,233
=========================================================================================================================

Health Care (12.7%)
-------------------------------------------------------------------------------------------------------------------------
        8,500  Abbott Laboratories                                                                                374,170
          800  Aetna, Inc.                                                                                         66,200
          700  Allergan, Inc.                                                                                      61,635
          600  AmerisourceBergen Corporation                                                                       34,734
        6,936  Amgen, Inc.(b)                                                                                     390,289
          700  Anthem, Inc.(b)                                                                                     62,006
        1,300  Applera Corporation (Applied Biosystems Group)                                                      24,141
          300  Bausch & Lomb, Inc.                                                                                 18,849
        3,300  Baxter International, Inc.                                                                         104,445
        1,300  Becton, Dickinson and Company                                                                       65,715
        1,690  Biogen Idec, Inc.(b)                                                                                99,710
        1,375  Biomet, Inc.                                                                                        54,312
        4,400  Boston Scientific Corporation                                                                      181,236
       10,500  Bristol-Myers Squibb Company                                                                       263,550
          300  C.R. Bard, Inc.(c)                                                                                  31,881
        2,300  Cardinal Health, Inc.                                                                              168,475
        2,400  Caremark Rx, Inc.(b)                                                                                81,240
        1,000  Chiron Corporation(b)                                                                               46,400
          700  CIGNA Corporation                                                                                   45,157
        6,100  Eli Lilly and Company                                                                              450,241
          400  Express Scripts, Inc.(b)                                                                            30,936
        1,900  Forest Laboratories, Inc.(b)                                                                       122,512
        1,200  Genzyme Corporation(b)                                                                              52,272
        1,600  Guidant Corporation                                                                                100,816
        2,600  HCA, Inc.                                                                                          105,638
        1,300  Health Management Associates, Inc.                                                                  30,069
        1,000  Humana, Inc.(b)                                                                                     16,290
        1,300  IMS Health, Inc.                                                                                    32,825
       16,090  Johnson & Johnson                                                                                  869,343
        1,233  King Pharmaceuticals, Inc.(b)                                                                       21,269
          500  Manor Care, Inc.                                                                                    16,220
        1,500  McKesson Corporation                                                                                49,290
        1,425  Medco Health Solutions, Inc.(b)                                                                     50,445
        1,300  MedImmune, Inc.(b)                                                                                  31,512
        6,500  Medtronic, Inc.                                                                                    327,990
       12,000  Merck & Company, Inc.                                                                              564,000
          300  Millipore Corporation(b)                                                                            15,729
        1,400  Mylan Laboratories, Inc.                                                                            32,074
       41,440  Pfizer, Inc.                                                                                     1,481,894
          500  Quest Diagnostics, Inc.                                                                             42,175
        8,000  Schering-Plough Corporation                                                                        133,840
          900  St. Jude Medical, Inc.(b)                                                                           68,634
        1,000  Stryker Corporation                                                                                 98,930
        2,500  Tenet Healthcare Corporation(b)                                                                     29,400
        3,400  UnitedHealth Group, Inc.                                                                           209,032
          600  Watson Pharmaceuticals, Inc.(b)                                                                     21,366
          800  WellPoint Health Networks, Inc.(b)                                                                  89,352
        7,200  Wyeth Corporation                                                                                  274,104
        1,240  Zimmer Holdings, Inc.(b)                                                                            99,014
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,641,357
=========================================================================================================================

Industrials (10.1%)
-------------------------------------------------------------------------------------------------------------------------
        4,200  3M Company                                                                                         363,216
        1,700  Allied Waste Industries, Inc.(b)                                                                    21,403
        1,100  American Power Conversion Corporation(c)                                                            20,526
          500  American Standard Companies, Inc.(b)                                                                52,595
          900  Apollo Group, Inc.(b)                                                                               81,792
          700  Avery Dennison Corporation                                                                          44,961
        4,500  Boeing Company                                                                                     192,105
        2,100  Burlington Northern Santa Fe Corporation                                                            68,670
        1,800  Caterpillar, Inc.                                                                                  139,914
        5,400  Cendant Corporation                                                                                127,872
          900  Cintas Corporation                                                                                  40,464
          600  Cooper Industries, Ltd.                                                                             32,946
          500  Crane Company                                                                                       15,405
        1,300  CSX Corporation                                                                                     39,988
          300  Cummins, Inc.(c)                                                                                    17,943
          800  Danaher Corporation(c)                                                                              74,016
        1,300  Deere & Company                                                                                     88,452
          700  Delta Air Lines, Inc.(c)                                                                             4,354
          300  Deluxe Corporation                                                                                  12,393
        1,200  Dover Corporation                                                                                   48,036
          900  Eaton Corporation                                                                                   53,442
        2,200  Emerson Electric Company                                                                           132,484
          900  Equifax, Inc.                                                                                       22,059
        1,600  FedEx Corporation                                                                                  115,056
          600  Fluor Corporation                                                                                   22,896
        1,000  General Dynamics Corporation                                                                        93,620
       55,400  General Electric Company                                                                         1,659,226
          800  Goodrich Corporation                                                                                23,032
          500  Grainger (W.W.), Inc.(c)                                                                            26,200
          900  H&R Block, Inc.                                                                                     40,599
        4,600  Honeywell International, Inc.                                                                      159,068
        1,600  Illinois Tool Works, Inc.                                                                          137,936
          900  Ingersoll-Rand Company                                                                              58,095
          600  ITT Industries, Inc.                                                                                47,574
        2,400  Lockheed Martin Corporation                                                                        114,480
        2,400  Masco Corporation                                                                                   67,224
          600  Monster Worldwide, Inc.(b)                                                                          15,366
          400  Navistar International Corporation(b)                                                               18,060
        2,200  Norfolk Southern Corporation                                                                        52,404
          967  Northrop Grumman Corporation                                                                        95,975
          925  PACCAR, Inc.                                                                                        52,226
          700  Pall Corporation                                                                                    16,646
          700  Parker-Hannifin Corporation                                                                         38,703
        1,400  Pitney Bowes, Inc.                                                                                  61,250
          600  Power-One, Inc.(b)                                                                                   5,160
        1,200  R.R. Donnelley & Sons Company                                                                       35,304
        2,200  Raytheon Company                                                                                    70,972
        1,000  Robert Half International, Inc.(b)                                                                  27,270
        1,000  Rockwell Automation, Inc.                                                                           32,690
          900  Rockwell Collins, Inc.                                                                              29,025
          500  Ryder System, Inc.                                                                                  18,395
        4,200  Southwest Airlines Company                                                                          59,976
          700  Textron, Inc.                                                                                       38,626
          500  Thomas & Betts Corporation                                                                          12,020
       10,838  Tyco International, Ltd.                                                                           297,503
        1,400  Union Pacific Corporation                                                                           82,502
        6,100  United Parcel Service, Inc.                                                                        427,915
        2,800  United Technologies Corporation                                                                    241,528
        3,100  Waste Management, Inc.                                                                              88,040
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                6,077,598
=========================================================================================================================

Information Technology (15.3%)
-------------------------------------------------------------------------------------------------------------------------
        4,400  ADC Telecommunications, Inc.(b,c)                                                                   11,000
        1,200  Adobe Systems, Inc.                                                                                 49,608
        1,800  Advanced Micro Devices, Inc.(b)                                                                     25,596
          700  Affiliated Computer Services, Inc.(b)                                                               33,950
        2,500  Agilent Technologies, Inc.(b)                                                                       67,525
        2,000  Altera Corporation(b)                                                                               40,020
        2,000  Analog Devices, Inc.                                                                                85,200
          800  Andrew Corporation(b)                                                                               13,560
        2,000  Apple Computer, Inc.(b)                                                                             51,460
        9,100  Applied Materials, Inc.(b)                                                                         165,893
        1,700  Applied Micro Circuits Corporation(b)                                                                7,497
          700  Autodesk, Inc.                                                                                      23,450
        3,200  Automatic Data Processing, Inc.                                                                    140,192
        2,225  Avaya, Inc.(b)                                                                                      30,438
        1,200  BMC Software, Inc.(b)                                                                               20,760
        1,600  Broadcom Corporation(b)                                                                             60,416
        2,600  CIENA Corporation(b)                                                                                10,764
       37,300  Cisco Systems, Inc.(b)                                                                             778,451
          900  Citrix Systems, Inc.(b)                                                                             17,145
        3,100  Computer Associates International, Inc.                                                             83,111
        1,000  Computer Sciences Corporation(b)                                                                    40,910
        2,200  Compuware Corporation(b)                                                                            16,830
        1,100  Comverse Technology, Inc.(b)                                                                        17,996
          800  Convergys Corporation(b)                                                                            11,616
        7,300  Corning, Inc.(b)                                                                                    80,519
       13,900  Dell, Inc.(b)                                                                                      482,469
        1,600  Electronic Arts, Inc.                                                                               80,992
        2,600  Electronic Data Systems Corporation                                                                 47,554
       13,100  EMC Corporation(b)                                                                                 146,196
        4,803  First Data Corporation                                                                             218,008
        1,050  Fiserv, Inc.(b)                                                                                     38,388
        2,100  Gateway, Inc.(b)                                                                                    10,122
       16,541  Hewlett-Packard Company                                                                            325,858
       35,200  Intel Corporation                                                                                  905,696
        9,200  International Business Machines Corporation                                                        811,164
        1,000  Intuit, Inc.(b)                                                                                     42,470
        1,000  Jabil Circuit, Inc.(b)                                                                              26,390
        7,800  JDS Uniphase Corporation(b)                                                                         23,712
        1,000  KLA-Tencor Corporation(b)                                                                           41,670
          600  Lexmark International, Inc.(b)                                                                      54,276
        1,600  Linear Technology Corporation                                                                       57,008
        2,100  LSI Logic Corporation(b)                                                                            15,624
       23,100  Lucent Technologies, Inc.(b,c)                                                                      77,847
        1,700  Maxim Integrated Products, Inc.                                                                     78,183
          500  Mercury Interactive Corporation(b)                                                                  21,275
        3,300  Micron Technology, Inc.(b,c)                                                                        44,946
       58,600  Microsoft Corporation                                                                            1,521,842
        1,100  Molex, Inc.                                                                                         32,758
       12,700  Motorola, Inc.                                                                                     231,775
          900  National Semiconductor Corporation(b)                                                               36,711
          600  NCR Corporation(b)                                                                                  26,814
        1,800  Network Appliance, Inc.(b)                                                                          33,516
        2,000  Novell, Inc.(b)                                                                                     19,280
        1,000  Novellus Systems, Inc.(b)                                                                           28,960
        1,000  NVIDIA Corporation(b)                                                                               20,540
       28,400  Oracle Corporation(b)                                                                              318,648
        1,500  Parametric Technology Corporation(b)                                                                 6,870
        2,000  Paychex, Inc.                                                                                       74,560
        1,900  PeopleSoft, Inc.(b)                                                                                 32,072
          800  PerkinElmer, Inc.                                                                                   15,400
        1,100  PMC-Sierra, Inc.(b)                                                                                 13,365
          700  QLogic Corporation(b)                                                                               18,893
        4,300  QUALCOMM, Inc.                                                                                     268,578
          900  Sabre Holdings Corporation                                                                          21,231
        2,800  Sanmina-SCI Corporation(b)                                                                          28,056
          800  Scientific-Atlanta, Inc.                                                                            25,912
        2,600  Siebel Systems, Inc.(b)                                                                             26,728
        4,500  Solectron Corporation(b)                                                                            22,050
       17,800  Sun Microsystems, Inc.(b)                                                                           69,420
        1,500  SunGard Data Systems, Inc.(b)                                                                       39,105
        1,600  Symantec Corporation                                                                                72,080
        1,250  Symbol Technologies, Inc.                                                                           15,000
          600  Tektronix, Inc.                                                                                     17,760
        2,200  Tellabs, Inc.(b)                                                                                    19,206
        1,100  Teradyne, Inc.(b)                                                                                   22,418
        9,400  Texas Instruments, Inc.                                                                            235,940
        1,000  Thermo Electron Corporation(b)                                                                      29,200
        1,900  Unisys Corporation(b)                                                                               24,757
        2,300  VERITAS Software Corporation(b)                                                                     61,341
          800  Waters Corporation(b)                                                                               34,520
        4,300  Xerox Corporation(b)                                                                                57,749
        1,800  Xilinx, Inc.(b)                                                                                     60,534
        3,600  Yahoo!, Inc.(b)                                                                                    181,656
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     9,199,000
=========================================================================================================================

Materials (2.7%)
-------------------------------------------------------------------------------------------------------------------------
        1,200  Air Products and Chemicals, Inc.                                                                    59,772
        4,700  Alcoa, Inc.                                                                                        144,525
          600  Allegheny Technologies, Inc.(c)                                                                      6,132
          400  Ball Corporation                                                                                    26,400
          600  Bemis Company, Inc.                                                                                 16,206
        4,983  Dow Chemical Company                                                                               197,775
        5,400  E.I. du Pont de Nemours and Company                                                                231,930
          600  Eastman Chemical Company                                                                            25,542
        1,400  Ecolab, Inc.                                                                                        41,720
          800  Engelhard Corporation                                                                               23,232
        1,000  Freeport-McMoRan Copper &  Gold, Inc.                                                               30,500
        1,352  Georgia-Pacific Corporation                                                                         47,455
          300  Great Lakes Chemical Corporation(c)                                                                  7,536
          800  Hercules, Inc.(b)                                                                                    8,888
          600  International Flavors and Fragrances, Inc.                                                          21,750
        2,600  International Paper Company                                                                        104,832
          600  Louisiana-Pacific Corporation                                                                       14,154
        1,291  Meadwestvaco Corporation                                                                            33,760
        1,384  Monsanto Company                                                                                    47,873
        2,300  Newmont Mining Corporation                                                                          86,020
          400  Nucor Corporation                                                                                   23,760
          900  Pactiv Corporation(b)                                                                               20,655
          500  Phelps Dodge Corporation(b)                                                                         32,915
        1,000  PPG Industries, Inc.                                                                                59,310
        1,700  Praxair, Inc.                                                                                       62,135
        1,200  Rohm and Haas Company                                                                               46,536
          500  Sealed Air Corporation(b)                                                                           24,540
          400  Sigma-Aldrich Corporation                                                                           22,656
          300  Temple-Inland, Inc.                                                                                 18,531
          600  United States Steel Corporation                                                                     17,178
          700  Vulcan Materials Company                                                                            32,368
        1,300  Weyerhaeuser Company(c)                                                                             76,960
          600  Worthington Industries, Inc.                                                                        10,830
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,624,376
=========================================================================================================================

Utilities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
        3,300  AES Corporation(b)                                                                                  28,611
          700  Allegheny Energy, Inc.(b,c)                                                                          9,646
        1,100  Ameren Corporation                                                                                  48,092
        2,100  American Electric Power Company, Inc.(c)                                                            63,924
        2,200  Calpine Corporation(b,c)                                                                             9,548
        1,700  CenterPoint Energy, Inc.                                                                            18,343
        1,000  CINergy Corporation(c)                                                                              37,940
          900  CMS Energy Corporation(b,c)                                                                          7,479
        1,300  Consolidated Edison, Inc.                                                                           53,573
        1,100  Constellation Energy Group, Inc.                                                                    42,328
        1,700  Dominion Resources, Inc.                                                                           108,477
        1,100  DTE Energy Company(c)                                                                               42,922
        4,900  Duke Energy Corporation                                                                            103,194
        2,200  Dynegy, Inc.(c)                                                                                      8,712
        1,700  Edison International, Inc.(c)                                                                       39,780
        3,392  El Paso Corporation                                                                                 23,778
        1,300  Entergy Corporation                                                                                 70,980
        1,775  Exelon Corporation                                                                                 118,818
        1,700  FirstEnergy Corporation                                                                             66,470
        1,200  FPL Group, Inc.                                                                                     76,344
          900  KeySpan Corporation                                                                                 32,535
          700  Kinder Morgan, Inc.                                                                                 42,147
          300  Nicor, Inc.(c)                                                                                      10,197
        1,537  NiSource, Inc.                                                                                      30,986
        2,200  Pacific Gas & Electric Company(b)                                                                   60,544
          400  Peoples Energy Corporation(c)                                                                       16,720
          600  Pinnacle West Capital Corporation                                                                   23,436
        1,100  PPL Corporation                                                                                     47,135
        1,527  Progress Energy, Inc.                                                                               65,310
        1,300  Public Service Enterprise Group, Inc.                                                               55,770
        1,300  Sempra Energy                                                                                       41,275
        3,900  Southern Company                                                                                   112,164
        1,200  TECO Energy, Inc.(c)                                                                                15,276
        1,700  TXU Corporation                                                                                     58,038
        2,800  Williams Companies, Inc.                                                                            28,840
        2,255  Xcel Energy, Inc.(c)                                                                                37,726
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,657,058
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $59,268,883)                                                           55,999,967
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Collateral Held for Securities Loaned (1.2%)                       Rate             Date             Value
-------------------------------------------------------------------------------------------------------------------------
      712,851  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A          $712,851
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $712,851)                                                                                          712,851
=========================================================================================================================

   Shares or
   Principal                                                                    Interest        Maturity
      Amount         Short-Term Investments (5.6%)                                  Rate (d)        Date            Value
-------------------------------------------------------------------------------------------------------------------------
    2,644,795  The AAL Money Market Fund(e)                                      0.530%              N/A       $2,644,795
     $750,000  UBS Finance Corporation                                           1.020          5/3/2004          749,958
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 3,394,753
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $63,376,487)                                                           $60,107,571
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, or for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 30, 2004, $64,000 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, $2,644,795 of
    The AAL Money Market Fund was earmarked as collateral to cover open financial futures contracts as follows:

                                                                                                     Notional
                                     Number of        Expiration                                    Principal  Unrealized
Type                                 Contracts              Date         Position         Value        Amount        Loss
-------------------------------------------------------------------------------------------------------------------------

S&P 500 Mini Futures                        22         June 2004             Long    $1,216,710    $1,242,022     $25,312

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Equity Income Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (94.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (4.3%)
-------------------------------------------------------------------------------------------------------------------------
       22,400  ALLTEL Corporation                                                                              $1,127,616
      105,200  AT&T Wireless Services, Inc.(b)                                                                  1,452,812
       65,100  BellSouth Corporation                                                                            1,680,231
       23,800  Nextel Communications, Inc.(b)                                                                     567,868
       73,847  SBC Communications, Inc.                                                                         1,838,790
       93,200  Verizon Communications, Inc.                                                                     3,517,368
       62,500  Vodafone Group plc ADR                                                                           1,533,750
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   11,718,435
=========================================================================================================================

Consumer Discretionary (11.9%)
-------------------------------------------------------------------------------------------------------------------------
        7,600  AutoZone, Inc.(b)                                                                                  665,532
       15,900  Best Buy Company, Inc.                                                                             862,575
       17,800  Carnival Corporation                                                                               759,526
       42,900  Clear Channel Communications, Inc.                                                               1,779,921
       36,231  Comcast Corporation(b)                                                                           1,090,553
       45,500  Fox Entertainment Group, Inc.(b)                                                                 1,267,175
       43,800  Home Depot, Inc.                                                                                 1,541,322
       28,400  Johnson Controls, Inc.                                                                           1,558,024
       32,100  Koninklijke Philips Electronics NV                                                                 860,601
       27,800  Lennar Corporation                                                                               1,302,430
      154,000  Liberty Media Corporation(b)                                                                     1,684,760
       19,000  Lowe's Companies, Inc.                                                                             989,140
       95,600  McDonald's Corporation                                                                           2,603,188
       19,100  Sears, Roebuck and Company                                                                         764,955
       47,800  Staples, Inc.                                                                                    1,231,328
       67,200  Target Corporation                                                                               2,914,464
      226,500  Time Warner, Inc.(b)                                                                             3,809,730
       13,700  Toyota Motor Corporation ADR                                                                     1,002,977
       25,600  Tribune Company                                                                                  1,225,728
       47,600  Viacom, Inc.                                                                                     1,839,740
      103,000  Walt Disney Company                                                                              2,372,090
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    32,125,759
=========================================================================================================================

Consumer Staples (6.9%)
-------------------------------------------------------------------------------------------------------------------------
       59,400  Altria Group, Inc.                                                                               3,289,572
       75,200  Archer-Daniels-Midland Company                                                                   1,320,512
       66,100  CVS Corporation                                                                                  2,553,443
       37,900  General Mills, Inc.                                                                              1,847,625
       22,600  Kimberly-Clark Corporation                                                                       1,479,170
       45,500  Kraft Foods, Inc.                                                                                1,497,405
       51,200  Kroger Company(b)                                                                                  896,000
       13,900  PepsiCo, Inc.                                                                                      757,411
       20,900  Procter & Gamble Company                                                                         2,210,175
       21,300  R.J. Reynolds Tobacco Holdings, Inc.(c)                                                          1,379,601
       46,500  SUPERVALU, Inc.                                                                                  1,431,735
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          18,662,649
=========================================================================================================================

Energy (11.0%)
-------------------------------------------------------------------------------------------------------------------------
       45,130  Apache Corporation                                                                               1,889,593
       45,500  Baker Hughes, Inc.                                                                               1,668,940
       19,200  BJ Services Company(b)                                                                             854,400
       42,100  BP plc                                                                                           2,227,090
       12,700  Burlington Resources, Inc.                                                                         854,329
       40,947  ChevronTexaco Corporation                                                                        3,746,650
       80,945  ConocoPhillips Company                                                                           5,771,378
       21,400  EOG Resources, Inc.                                                                              1,053,950
      167,200  Exxon Mobil Corporation                                                                          7,114,360
       28,100  Nabors Industries, Ltd.(b)                                                                       1,246,516
       39,600  Noble Corporation(b)                                                                             1,471,536
       26,700  Valero Energy Corporation                                                                        1,702,392
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    29,601,134
=========================================================================================================================

Financials (27.8%)
-------------------------------------------------------------------------------------------------------------------------
       35,700  A.G. Edwards, Inc.                                                                               1,306,263
       34,100  ACE, Ltd.                                                                                        1,494,944
       60,200  Allstate Corporation                                                                             2,763,180
       26,300  American Express Company                                                                         1,287,385
       58,800  American International Group, Inc.                                                               4,213,020
       93,700  Bank of America Corporation                                                                      7,541,913
       24,000  Bank of New York Company, Inc.                                                                     699,360
       48,600  Bank One Corporation                                                                             2,399,382
      203,633  Citigroup, Inc.                                                                                  9,792,712
       10,749  Countrywide Financial Corporation                                                                  637,416
       23,800  Equity Office Properties Trust                                                                     599,046
       38,700  Federal Home Loan Mortgage Corporation                                                           2,260,080
       38,000  Federal National Mortgage Corporation                                                            2,611,360
       20,400  Goldman Sachs Group, Inc.                                                                        1,968,600
       40,700  Hartford Financial Services Group, Inc.                                                          2,485,956
      113,500  J.P. Morgan Chase & Company                                                                      4,267,600
       47,500  MBNA Corporation                                                                                 1,158,050
       41,700  Merrill Lynch & Company, Inc.                                                                    2,261,391
       75,800  MetLife, Inc.                                                                                    2,615,100
       44,800  Morgan Stanley and Company                                                                       2,302,272
       25,100  North Fork Bancorporation, Inc.(c)                                                                 931,712
       30,200  PMI Group, Inc.                                                                                  1,299,506
       54,300  Providian Financial Corporation(b)                                                                 658,659
       35,900  Prudential Financial, Inc.                                                                       1,577,446
       17,100  Simon Property Group, Inc.                                                                         824,391
       62,100  SouthTrust Corporation                                                                           1,930,068
       19,200  St. Paul Travelers Companies, Inc.                                                                 780,864
       26,200  State Street Corporation                                                                         1,278,560
       73,100  U.S. Bancorp                                                                                     1,874,284
       64,600  Wachovia Corporation                                                                             2,955,450
       72,800  Wells Fargo & Company                                                                            4,110,288
       34,500  Zions Bancorporation                                                                             1,949,940
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                74,836,198
=========================================================================================================================

Health Care (6.4%)
-------------------------------------------------------------------------------------------------------------------------
       10,800  Abbott Laboratories                                                                                475,416
       17,300  Aetna, Inc.                                                                                      1,431,575
       18,800  Anthem, Inc.(b,c)                                                                                1,665,304
       50,000  Bristol-Myers Squibb Company                                                                     1,255,000
        9,000  CIGNA Corporation                                                                                  580,590
       20,000  GlaxoSmithKline plc                                                                                840,000
       29,800  IVAX Corporation(b,c)                                                                              634,740
       20,600  Johnson & Johnson                                                                                1,113,018
       79,800  McKesson Corporation                                                                             2,622,228
        3,642  Medco Health Solutions, Inc.(b)                                                                    128,927
       30,200  Merck & Company, Inc.                                                                            1,419,400
       93,400  Pfizer, Inc.                                                                                     3,339,984
       45,200  Wyeth Corporation                                                                                1,720,764
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               17,226,946
=========================================================================================================================

Industrials (10.7%)
-------------------------------------------------------------------------------------------------------------------------
       16,900  Boeing Company                                                                                     721,461
       58,600  Burlington Northern Santa Fe Corporation                                                         1,916,220
       34,300  Caterpillar, Inc.                                                                                2,666,139
       72,200  Cendant Corporation                                                                              1,709,696
       19,400  Dover Corporation                                                                                  776,582
        8,500  Emerson Electric Company                                                                           511,870
       21,300  FedEx Corporation                                                                                1,531,683
        8,200  General Dynamics Corporation                                                                       767,684
       47,100  General Electric Company                                                                         1,410,645
       49,850  Honeywell International, Inc.                                                                    1,723,813
        8,800  Illinois Tool Works, Inc.                                                                          758,648
       15,000  Lockheed Martin Corporation                                                                        715,500
       42,900  Masco Corporation                                                                                1,201,629
       12,300  Northrop Grumman Corporation                                                                     1,220,775
       34,500  Pitney Bowes, Inc.                                                                               1,509,375
       18,600  Raytheon Company                                                                                   600,036
       52,200  Republic Services, Inc.                                                                          1,504,404
      128,800  Tyco International, Ltd.                                                                         3,535,560
       26,800  Union Pacific Corporation                                                                        1,579,324
       27,500  United Technologies Corporation                                                                  2,372,150
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               28,733,194
=========================================================================================================================

Information Technology (7.7%)
-------------------------------------------------------------------------------------------------------------------------
       46,100  Applied Materials, Inc.(b)                                                                         840,403
       63,300  Cisco Systems, Inc.(b)                                                                           1,321,071
       37,700  Computer Sciences Corporation(b)                                                                 1,542,307
       47,000  First Data Corporation                                                                           2,133,330
       39,900  Harris Corporation                                                                               1,797,495
      134,500  Hewlett-Packard Company                                                                          2,649,650
       66,400  Intel Corporation                                                                                1,708,472
       21,600  International Business Machines Corporation                                                      1,904,472
       67,900  Microsoft Corporation                                                                            1,763,363
       91,100  Motorola, Inc.                                                                                   1,662,575
       29,800  Nokia Corporation ADR(c)                                                                           417,498
       63,000  Oracle Corporation(b)                                                                              706,860
       22,900  Storage Technology Corporation(b)                                                                  601,583
       69,900  Texas Instruments, Inc.                                                                          1,754,490
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    20,803,569
=========================================================================================================================

Materials (4.7%)
-------------------------------------------------------------------------------------------------------------------------
       34,300  Alcan, Inc.                                                                                      1,379,889
       51,500  Alcoa, Inc.                                                                                      1,583,625
       29,400  BASF AG(c)                                                                                       1,522,038
       35,800  E.I. du Pont de Nemours and Company                                                              1,537,610
       38,800  Georgia-Pacific Corporation                                                                      1,361,880
       38,000  International Paper Company                                                                      1,532,160
       39,400  Praxair, Inc.                                                                                    1,440,070
       41,300  Weyerhaeuser Company                                                                             2,444,960
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 12,802,232
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
       41,700  Dominion Resources, Inc.                                                                         2,660,877
       21,500  Entergy Corporation                                                                              1,173,900
       32,500  Exelon Corporation                                                                               2,175,550
       38,800  FirstEnergy Corporation                                                                          1,517,080
       28,500  FPL Group, Inc.                                                                                  1,813,170
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,340,577
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $223,596,652)                                                         255,850,693
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Collateral Held for Securities Loaned (2.0%)                       Rate (d)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
    5,326,401  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A        $5,326,401
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $5,326,401)                                                                                      5,326,401
=========================================================================================================================

                                                                              Interest         Maturity
       Shares  Short-Term Investments (3.1%)                                      Rate(d)          Date             Value
-------------------------------------------------------------------------------------------------------------------------
    8,398,228  The AAL Money Market Fund                                         0.530%             N/A        $8,398,228
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 8,398,228
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $237,321,281)                                                         $269,575,322
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Balanced Fund
Schedule of Investments as of April 30, 2004 (a)

       Shares  Common Stock (50.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
       25,200  AT&T Wireless Services, Inc.(b)                                                                   $348,012
        3,400  CenturyTel, Inc.                                                                                    98,192
       34,300  Nextel Communications, Inc.(b)                                                                     818,398
       71,599  SBC Communications, Inc.                                                                         1,782,815
       20,050  Sprint Corporation (FON Group)(c)                                                                  358,694
       55,200  Verizon Communications, Inc.                                                                     2,083,248
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    5,489,359
=========================================================================================================================

Consumer Discretionary (7.7%)
-------------------------------------------------------------------------------------------------------------------------
        1,900  ADVO, Inc.                                                                                          59,660
        1,950  Aeropostale, Inc.                                                                                   42,880
        1,000  AnnTaylor Stores Corporation(b)                                                                     40,530
        1,400  Applebee's International, Inc.                                                                      54,292
        1,600  Arctic Cat, Inc.                                                                                    38,000
        1,200  Autoliv, Inc.                                                                                       51,036
        1,700  Boyd Gaming Corporation                                                                             39,950
       21,800  Clear Channel Communications, Inc.                                                                 904,482
      247,300  Comcast Corporation(b)                                                                           7,169,227
        2,300  Cooper Tire & Rubber Company                                                                        49,197
        1,550  Cost Plus, Inc.(b)                                                                                  56,110
      247,600  Cox Communications, Inc.(b)                                                                      8,094,044
       11,100  Dollar General Corporation                                                                         208,236
          900  Entercom Communications Corporation(b)                                                              41,040
        1,400  Ethan Allen Interiors, Inc.                                                                         58,198
       34,300  Family Dollar Stores, Inc.                                                                       1,102,402
        2,300  Fossil, Inc.                                                                                        56,327
        1,500  Gander Mountain Company(b)                                                                          33,675
       27,100  Gannett Company, Inc.                                                                            2,349,028
          700  Gentex Corporation                                                                                  27,531
        2,400  Gymboree Corporation(b)                                                                             42,360
       92,300  Harley-Davidson, Inc.                                                                            5,198,336
       71,400  Home Depot, Inc.                                                                                 2,512,566
        3,900  Interface, Inc.(b)                                                                                  33,267
        1,400  International Speedway Corporation                                                                  58,982
        7,700  Kohl's Corporation(b)                                                                              321,783
        1,300  Lee Enterprises, Inc.                                                                               62,114
      145,700  Liberty Media Corporation(b)                                                                     1,593,958
        2,100  Linens 'n Things, Inc.(b)                                                                           68,124
          836  M.D.C. Holdings, Inc.(c)                                                                            51,656
        2,100  Marine Products Corporation                                                                         37,128
        1,700  MarineMax, Inc.(b)                                                                                  48,467
        1,800  Maytag Corporation                                                                                  50,220
        5,900  Nordstrom, Inc.                                                                                    210,217
        1,000  P.F. Chang's China Bistro, Inc.(b)                                                                  48,860
        3,200  Quiksilver, Inc.                                                                                    69,216
        4,800  Radio One, Inc.(b)                                                                                  91,584
        1,800  Red Robin Gourmet Burgers, Inc.(b,c)                                                                51,750
        1,300  Regis Corporation                                                                                   56,446
        1,800  SCP Pool Corporation                                                                                72,378
        1,600  Select Comfort Corporation(b)                                                                       38,784
        1,350  Shuffle Master, Inc.(c)                                                                             44,212
       27,208  Starwood Hotels & Resorts Worldwide, Inc.                                                        1,082,606
       56,481  Tiffany & Company(c)                                                                             2,202,759
        1,200  Toll Brothers, Inc.(b)                                                                              47,484
        2,700  Toys 'R' Us, Inc.(b)                                                                                41,715
       21,900  Tribune Company                                                                                  1,048,572
        2,000  West Marine, Inc.(b,c)                                                                              58,160
        1,600  Winnebago Industries, Inc.(c)                                                                       46,128
        1,700  Wolverine World Wide, Inc.                                                                          45,696
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    35,811,373
=========================================================================================================================

Consumer Staples (6.0%)
-------------------------------------------------------------------------------------------------------------------------
       47,850  Alberto-Culver Company(d)                                                                        2,256,606
      137,200  Altria Group, Inc.                                                                               7,598,136
        4,500  Casey's General Stores, Inc.(c)                                                                     74,520
        1,100  Church & Dwight Company, Inc.                                                                       49,445
        3,700  Corn Products International, Inc.                                                                  157,250
        1,200  Dean Foods Company                                                                                  40,296
       51,200  General Mills, Inc.                                                                              2,496,000
        1,600  NBTY, Inc.(b)                                                                                       59,456
      120,900  Wal-Mart Stores, Inc.(d)                                                                         6,891,300
      240,000  Walgreen Company                                                                                 8,275,200
        1,500  WD-40 Company                                                                                       45,525
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          27,943,734
=========================================================================================================================

Energy (4.4%)
-------------------------------------------------------------------------------------------------------------------------
       30,418  Apache Corporation                                                                               1,273,602
       35,900  Baker Hughes, Inc.(d)                                                                            1,316,812
       25,500  BJ Services Company(b)                                                                           1,134,750
       13,300  Burlington Resources, Inc.                                                                         894,691
        4,400  ChevronTexaco Corporation                                                                          402,600
        2,000  Cimarex Energy Company(b)                                                                           55,180
       11,500  ConocoPhillips Company                                                                             819,950
        4,000  Energy Partners, Ltd.(b)                                                                            56,000
       19,500  ENSCO International, Inc.                                                                          533,715
       62,300  EOG Resources, Inc.                                                                              3,068,275
        1,700  Evergreen Resources, Inc.                                                                           68,221
      151,886  Exxon Mobil Corporation                                                                          6,462,749
        4,200  Key Energy Services, Inc.(b)                                                                        44,772
        2,300  Maverick Tube Corporation(b)                                                                        52,049
       24,100  Nabors Industries, Ltd.(b)                                                                       1,069,076
        1,300  Newfield Exploration Company(b)                                                                     68,484
       25,100  Noble Corporation(b)                                                                               932,716
        1,700  Patina Oil & Gas Corporation                                                                        47,260
        1,800  Patterson-UTI Energy, Inc.(b)                                                                       65,142
        1,000  Precision Drilling Corporation(b)                                                                   47,900
       17,200  Rowan Companies, Inc.(b)                                                                           383,560
       18,000  Schlumberger, Ltd.                                                                               1,053,540
        9,700  Smith International, Inc.(b)                                                                       531,075
        1,600  St. Mary Land & Exploration Company                                                                 57,840
          500  Teekay Shipping Corporation                                                                         30,400
        2,100  Ultra Petroleum Corporation(b)                                                                      68,964
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    20,539,323
=========================================================================================================================

Financials (12.0%)
-------------------------------------------------------------------------------------------------------------------------
        1,350  Affiliated Managers Group, Inc.(c)                                                                  65,745
       62,300  AFLAC, Inc.                                                                                      2,630,929
          600  Alexandria Real Estate Equities, Inc.(c)                                                            34,092
          900  AMB Property Corporation                                                                            27,270
       15,600  Ambac Financial Group, Inc.(d)                                                                   1,076,400
       99,000  American Express Company                                                                         4,846,050
      114,262  American International Group, Inc.(d)                                                            8,186,872
        3,050  Argonaut Group, Inc.(b)                                                                             56,425
       49,900  Bank of America Corporation                                                                      4,016,451
       30,600  Bank One Corporation                                                                             1,510,722
        1,369  BOK Financial Corporation(b)                                                                        53,473
       40,600  Charles Schwab Corporation                                                                         417,774
      145,645  Citigroup, Inc.(d)                                                                               7,004,068
        1,300  Corus Bankshares, Inc.                                                                              49,075
        8,199  Countrywide Financial Corporation                                                                  486,201
          800  Developers Diversified Realty Corporation                                                           26,200
        1,000  Eastgroup Properties, Inc.                                                                          28,950
       56,300  Federal National Mortgage Corporation                                                            3,868,936
        1,300  First BanCorp(c)                                                                                    47,918
        1,500  First Midwest Bancorp, Inc.                                                                         50,625
        2,100  HCC Insurance Holdings, Inc.                                                                        67,242
        2,500  HRPT Properties Trust                                                                               23,875
        2,000  Investors Financial Services Corporation(c)                                                         77,740
      119,220  J.P. Morgan Chase & Company                                                                      4,482,672
        7,200  Lehman Brothers Holdings, Inc.                                                                     528,480
        1,100  MAF Bancorp, Inc.                                                                                   44,935
        1,500  Main Street Banks, Inc.(c)                                                                          40,500
       13,000  Marsh & McLennan Companies, Inc.                                                                   586,300
          800  MB Financial, Inc.                                                                                  28,200
      118,350  MBNA Corporation                                                                                 2,885,373
        1,575  Mercantile Bank Corporation                                                                         56,621
       18,300  Merrill Lynch & Company, Inc.                                                                      992,409
       28,100  MetLife, Inc.                                                                                      969,450
          600  Mills Corporation                                                                                   24,360
       43,900  Morgan Stanley and Company                                                                       2,256,021
       13,700  North Fork Bancorporation, Inc.(c)                                                                 508,544
       15,600  Northern Trust Corporation                                                                         659,568
          800  Piper Jaffray Companies(b)                                                                          38,736
        2,000  Platinum Underwriters Holdings, Ltd.                                                                63,960
        1,000  PrivateBancorp, Inc.(c)                                                                             55,320
       17,300  Progressive Corporation                                                                          1,514,096
       54,600  Providian Financial Corporation(b)                                                                 662,298
        1,600  Raymond James Financial, Inc.(c)                                                                    40,192
        1,100  Reinsurance Group of America, Inc.                                                                  42,702
        1,800  RLI Corporation(c)                                                                                  62,550
          400  S&P SmallCap 600 Index Fund I Shares                                                                54,824
          800  SL Green Realty Corporation                                                                         32,640
        1,300  Southwest Bancorporation of Texas, Inc.                                                             52,871
       31,800  State Street Corporation                                                                         1,551,840
        4,100  Sterling Bancshares, Inc.                                                                           52,111
          800  Stewart Information Services Corporation                                                            28,400
        1,400  UCBH Holdings, Inc.                                                                                 51,828
        1,500  United Bankshares, Inc.                                                                             45,015
        1,882  Washington Federal, Inc.                                                                            43,964
       46,300  Wells Fargo & Company                                                                            2,614,098
        3,900  Winston Hotels, Inc.                                                                                35,919
        1,100  Wintrust Financial Corporation                                                                      52,239
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                55,812,069
=========================================================================================================================

Health Care (5.9%)
-------------------------------------------------------------------------------------------------------------------------
       21,900  Abbott Laboratories                                                                                964,038
        2,200  Advanced Medical Optics, Inc.(b)                                                                    69,388
       33,400  Amgen, Inc.(b,d)                                                                                 1,879,418
        8,700  Barr Pharmaceuticals, Inc.                                                                         360,354
       37,900  Boston Scientific Corporation                                                                    1,561,101
       24,000  Bristol-Myers Squibb Company                                                                       602,400
        9,300  Cardinal Health, Inc.                                                                              681,225
        1,100  Community Health Systems, Inc.(b)                                                                   28,369
        1,100  Cooper Companies, Inc.                                                                              59,400
        1,900  Cytyc Corporation(b)                                                                                40,660
        1,300  Dade Behring Holdings, Inc.(b)                                                                      59,800
          500  Dendrite International, Inc.(b)                                                                      8,570
       16,200  Eli Lilly and Company                                                                            1,195,722
        9,000  Encore Medical Corporation(b)                                                                       70,650
          900  Henry Schein, Inc.(b)                                                                               63,423
        3,100  Intuitive Surgical, Inc.(b)                                                                         50,065
       72,400  Johnson & Johnson                                                                                3,911,772
          900  KOS Pharmaceuticals, Inc.(b,c)                                                                      37,044
        1,400  LifePoint Hospitals, Inc.(b)                                                                        50,064
          900  Martek Biosciences Corporation(b)                                                                   57,141
        3,400  Medarex, Inc.(b,c)                                                                                  32,402
       14,978  Medco Health Solutions, Inc.(b)                                                                    530,221
        1,400  Medicis Pharmaceutical Corporation                                                                  60,088
       26,500  Medtronic, Inc.                                                                                  1,337,190
       21,500  Merck & Company, Inc.                                                                            1,010,500
          900  Millipore Corporation(b)                                                                            47,187
       32,000  Mylan Laboratories, Inc.                                                                           733,120
        1,300  PacifiCare Health Systems, Inc.                                                                     46,488
        2,100  Perrigo Company                                                                                     45,297
      210,125  Pfizer, Inc.(d)                                                                                  7,514,070
        1,500  Protein Design Labs, Inc.(b)                                                                        36,720
        1,000  Renal Care Group, Inc.(b)                                                                           49,480
        1,000  ResMed, Inc.(b)                                                                                     49,280
        5,300  Savient Pharmaceuticals, Inc.(b)                                                                    19,875
          800  Sierra Health Services, Inc.(b)                                                                     29,720
        9,100  St. Jude Medical, Inc.(b)                                                                          693,966
        1,500  TECHNE Corporation(b)                                                                               58,440
        1,300  Telik, Inc.(b)                                                                                      30,511
        3,000  United Surgical Partners International, Inc.(b)                                                    108,660
        1,400  Ventana Medical Systems, Inc.(b)                                                                    69,286
        2,500  Vertex Pharmaceuticals, Inc.(b)                                                                     21,600
       12,000  Watson Pharmaceuticals, Inc.(b)                                                                    427,320
       25,100  WellPoint Health Networks, Inc.(b)                                                               2,803,419
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               27,505,444
=========================================================================================================================

Industrials (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       16,900  3M Company                                                                                       1,461,512
       51,100  American Power Conversion Corporation                                                              953,526
        3,100  Artesyn Technologies, Inc.(b)                                                                       28,551
          500  Briggs & Stratton Corporation                                                                       35,000
        2,200  Casella Waste Systems, Inc.(b)                                                                      31,900
       15,500  Caterpillar, Inc.                                                                                1,204,815
       62,200  Cendant Corporation                                                                              1,472,896
        1,400  Chicago Bridge and Iron Company                                                                     40,250
        7,100  CNF, Inc.                                                                                          259,576
        1,700  Consolidated Graphics, Inc.(b)                                                                      63,444
        1,700  Donaldson Company, Inc.                                                                             46,631
       17,500  Dover Corporation                                                                                  700,525
        1,500  Dycom Industries, Inc.(b)                                                                           35,370
        1,800  EDO Corporation                                                                                     40,860
        8,600  Emerson Electric Company                                                                           517,892
        5,800  Exult, Inc.(b,c)                                                                                    35,438
        7,100  Fastenal Company                                                                                   389,577
        2,200  Federal Signal Corporation                                                                          40,040
        1,300  G & K Services, Inc.                                                                                49,270
       17,200  General Dynamics Corporation                                                                     1,610,264
      143,100  General Electric Company                                                                         4,285,845
        1,450  Genesee and Wyoming, Inc.                                                                           33,422
          600  Genlyte Group, Inc.(b)                                                                              34,392
        1,450  Graco, Inc.                                                                                         40,890
        2,100  Granite Construction, Inc.                                                                          41,685
        2,600  Heartland Express, Inc.                                                                             63,830
       50,700  Herman Miller, Inc.                                                                              1,332,396
        9,600  Honeywell International, Inc.                                                                      331,968
        1,900  IDEX Corporation                                                                                    89,775
        6,800  Illinois Tool Works, Inc.                                                                          586,228
          900  Intersections, Inc.(b)                                                                              22,230
        1,100  Jacobs Engineering Group, Inc.(b)                                                                   45,881
        3,800  Jacuzzi Brands, Inc.(b)                                                                             33,212
        3,500  KForce, Inc.(b)                                                                                     32,900
          900  Landstar System, Inc.                                                                               40,464
        1,400  Lindsay Manufacturing Company                                                                       33,110
        2,300  Manitowoc Company, Inc.                                                                             69,943
        1,600  Mercury Computer Systems, Inc.(b)                                                                   35,840
        1,500  Monster Worldwide, Inc.(b)                                                                          38,415
        2,800  MSC Industrial Direct Company, Inc.                                                                 80,248
       61,100  Norfolk Southern Corporation                                                                     1,455,402
        9,800  Northrop Grumman Corporation                                                                       972,650
          900  Oshkosh Truck Corporation                                                                           46,080
        1,000  Pacer International, Inc.(b)                                                                        18,800
        1,100  Precision Castparts Corporation                                                                     49,511
        1,000  Ritchie Bros. Auctioneers, Inc.                                                                     58,750
          800  Roper Industries, Inc.                                                                              38,840
        3,200  SkyWest, Inc.(c)                                                                                    58,240
        2,200  Tetra Tech, Inc.(b)                                                                                 36,542
          700  Toro Company                                                                                        40,705
       85,200  Tyco International, Ltd.                                                                         2,338,740
        1,100  United Defense Industries, Inc.(b)                                                                  38,115
       18,500  United Technologies Corporation                                                                  1,595,810
        1,300  Waste Connections, Inc.(b)                                                                          52,351
        1,200  Watson Wyatt & Company Holdings(b)                                                                  31,476
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               23,122,023
=========================================================================================================================

Information Technology (7.7%)
-------------------------------------------------------------------------------------------------------------------------
        1,100  Actel Corporation(b)                                                                                21,912
        2,100  Acxiom Corporation                                                                                  48,594
          900  ADTRAN, Inc.                                                                                        22,059
        1,500  Advanced Digital Information Corporation(b)                                                         15,840
        1,800  Akamai Technologies, Inc.(b,c)                                                                      21,276
       42,200  Applied Materials, Inc.(b,d)                                                                       769,306
        4,200  Arris Group, Inc.(b)                                                                                25,116
       17,100  Arrow Electronics, Inc.(b)                                                                         432,288
        1,700  Autodesk, Inc.                                                                                      56,950
        1,300  Avocent Corporation(b)                                                                              41,717
        1,900  Axcelis Technologies, Inc.(b)                                                                       19,969
          800  BARRA, Inc.                                                                                         32,680
        3,600  Bell Microproducts, Inc.(b,c)                                                                       23,472
        2,600  BISYS Group, Inc.(b)                                                                                37,700
          800  CACI International, Inc.(b,c)                                                                       36,400
      185,300  Cisco Systems, Inc.(b,d)                                                                         3,867,211
       25,000  Computer Sciences Corporation(b)                                                                 1,022,750
          900  Cymer, Inc.(b)                                                                                      28,782
        3,100  Cypress Semiconductor Corporation(b,c)                                                              43,307
       69,300  Dell, Inc.(b)                                                                                    2,405,403
        1,000  Dionex Corporation(b,c)                                                                             51,030
       56,100  EMC Corporation(b)                                                                                 626,076
        1,050  Fair Isaac Corporation(c)                                                                           35,406
      103,700  First Data Corporation                                                                           4,706,943
       25,400  Global Payments, Inc.                                                                            1,218,692
        4,600  Ingram Micro, Inc.(b)                                                                               54,970
      172,100  Intel Corporation                                                                                4,428,133
        1,900  Inter-Tel, Inc.                                                                                     45,486
       49,000  International Business Machines Corporation                                                      4,320,330
          900  International Rectifier Corporation(b)                                                              35,676
        1,200  Kronos, Inc.                                                                                        43,776
        1,200  Littelfuse, Inc.(b)                                                                                 46,080
          800  Manhattan Associates, Inc.(b,c)                                                                     21,496
        1,800  Metrologic Instruments, Inc.(c)                                                                     28,296
      286,700  Microsoft Corporation(d)                                                                         7,445,599
        3,400  MPS Group, Inc.(b)                                                                                  37,196
        2,800  MSC.Software Corporation(b)                                                                         26,096
        3,400  Opsware, Inc.(b,c)                                                                                  24,888
      146,100  Oracle Corporation(b,d)                                                                          1,639,242
       12,400  Parametric Technology Corporation(b)                                                                56,792
        2,000  Photronics, Inc.(b)                                                                                 29,780
        3,500  Pinnacle Systems, Inc.(b)                                                                           27,545
        1,600  Plantronics, Inc.(b)                                                                                60,720
        3,300  Plexus Corporation(b,c)                                                                             47,454
        3,400  Powerwave Technologies, Inc.(b,c)                                                                   23,018
        3,400  Skyworks Solutions, Inc.(b)                                                                         29,104
        1,900  Tech Data Corporation(b)                                                                            64,600
       46,400  Texas Instruments, Inc.                                                                          1,164,640
        6,000  Three-Five Systems, Inc.(b)                                                                         30,540
          400  Tollgrade Communications, Inc.(b,c)                                                                  4,872
        1,000  Varian Semiconductor Equipment Associates, Inc.(b)                                                  32,560
          900  Varian, Inc.(b)                                                                                     36,936
        2,600  Vishay Intertechnology, Inc.(b)                                                                     45,240
        6,300  Wind River Systems, Inc.(b)                                                                         58,968
        1,000  Zebra Technologies Corporation                                                                      73,290
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    35,594,202
=========================================================================================================================

Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------------
        1,400  H.B. Fuller Company                                                                                 38,360
        2,400  MacDermid, Inc.                                                                                     77,712
        2,200  NOVA Chemicals Corporation(c)                                                                       56,100
        2,600  Packaging Corporation of America                                                                    57,148
        1,300  Peabody Energy Corporation                                                                          60,957
        1,700  RPM International, Inc.(c)                                                                          25,636
        1,300  Schweitzer-Mauduit International, Inc.                                                              40,287
        1,900  Steel Dynamics, Inc.(b,c)                                                                           45,733
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    401,933
=========================================================================================================================

Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------------
        1,725  Aqua America, Inc.                                                                                  35,276
        1,400  Energen Corporation                                                                                 57,890
       19,200  Entergy Corporation(c)                                                                           1,048,320
        1,200  Piedmont Natural Gas Company, Inc.                                                                  48,600
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,190,086
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $219,989,375)                                                         233,409,546
=========================================================================================================================

    Principal
       Amount  Long-Term Fixed Income (32.1%)                            Interest Rate    Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (3.3%)
-------------------------------------------------------------------------------------------------------------------------
   $1,250,000  Chase Credit Card Master Trust(e)                                 1.230%        5/15/2004       $1,253,178
    1,800,000  Citibank Credit Card Master Trust I                               6.050         1/15/2010        1,958,272
    1,500,000  Countrywide Asset Backed Certificates                             4.905         8/25/2032        1,503,218
      672,937  EQCC Home Equity Loan Trust                                       6.930         2/15/2029          674,486
      500,000  Federal Home Loan Mortgage Corporation                            3.158        12/27/2029          504,660
    1,500,000  GMAC Mortgage Corporation Loan Trust(e)                           1.230         5/25/2004        1,504,016
    1,022,236  Green Tree Financial Corporation                                  6.330         11/1/2029        1,026,202
    1,900,000  MBNA Credit Card Master Note Trust                                5.750        10/15/2008        2,016,261
    5,000,000  Residential Asset Securities Corporation(d)                       3.250         5/25/2029        4,974,135
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   15,414,428
=========================================================================================================================

Basic Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------------
      800,000  Codelco, Inc.                                                     5.500        10/15/2013          795,901
    1,000,000  Falconbridge, Ltd.                                                7.350          6/5/2012        1,124,840
      750,000  Phelps Dodge Corporation                                          8.750          6/1/2011          904,513
      500,000  Precision Castparts Corporation                                   5.600        12/15/2013          492,673
      500,000  Temple-Inland, Inc.                                               7.875          5/1/2012          570,731
      500,000  Weyerhaeuser Company                                              5.250        12/15/2009          514,604
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            4,403,262
=========================================================================================================================

Capital Goods (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  Boeing Capital Corporation(c)                                     6.100          3/1/2011          802,340
      500,000  Bombardier Capital, Inc.                                          6.125         6/29/2006          525,364
      250,000  Goodrich Corporation                                              6.450        12/15/2007          272,720
    1,000,000  Hutchison Whampoa International, Ltd.                             6.250         1/24/2014          981,586
      250,000  Packaging Corporation of America                                  4.375          8/1/2008          248,410
    1,000,000  Raytheon Company                                                  6.000        12/15/2010        1,075,716
      250,000  Sealed Air Corporation                                            5.375         4/15/2008          260,209
      500,000  Tyco International Group SA                                       6.750         2/15/2011          539,218
    1,000,000  Tyco International Group SA                                       6.000        11/15/2013        1,013,729
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              5,719,292
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.8%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Banc of America Commercial Mortgage, Inc.                         5.118         7/11/2043          507,236
    1,000,000  Bear Stearns Commercial Mortgage Securities                       3.869         2/11/2041          974,996
    1,000,000  Bear Stearns Commercial Mortgage Securities                       4.487         2/11/2041          968,818
    1,824,000  CAM Commercial Mortgage Corporation                               4.834        11/14/2036        1,879,780
    1,000,000  First Union National Bank Commercial Mortgage Trust               7.390        12/15/2031        1,135,682
      995,920  First Union-Lehman Brothers-Bank of America
               Commercial Mortgage Trust                                         6.280        11/18/2035        1,030,636
      500,000  LB-UBS Commercial Mortgage Trust                                  3.323         3/15/2027          491,344
    2,000,000  LB-UBS Commercial Mortgage Trust                                  3.086         5/15/2027        1,938,382
    1,500,000  Morgan Stanley Capital I, Inc.                                    6.210        11/15/2031        1,626,213
    1,300,000  Nationslink Funding Corporation                                   6.476         8/20/2030        1,422,370
    1,000,000  Wachovia Bank Commercial Mortgage Trust                           4.390         2/15/2036          967,779
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     12,943,236
=========================================================================================================================

Communications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      375,000  AT&T Broadband Corporation                                        8.375         3/15/2013          447,423
      250,000  AT&T Wireless Services, Inc.                                      8.750          3/1/2031          304,982
    1,000,000  British Sky Broadcasting Group plc                                8.200         7/15/2009        1,166,364
    1,000,000  Continental Cablevision, Inc.                                     8.875         9/15/2005        1,084,680
    1,000,000  Deutsche Telekom International Finance(f)                         8.500         6/15/2010        1,181,576
      250,000  Deutsche Telekom International Finance BV                         5.250         7/22/2013          248,161
      300,000  News America, Inc.(c)                                             4.750         3/15/2010          299,972
      750,000  News America, Inc.                                                7.250         5/18/2018          832,574
      500,000  R.R. Donnelley & Sons Company                                     3.750          4/1/2009          488,784
      875,000  Sprint Capital Corporation                                        7.625         1/30/2011          986,720
      650,000  Sprint Capital Corporation                                        6.900          5/1/2019          672,638
      500,000  Telefonos de Mexico SA                                            4.500        11/19/2008          494,134
      500,000  TELUS Corporation                                                 7.500          6/1/2007          552,521
      350,000  TELUS Corporation                                                 8.000          6/1/2011          405,986
      500,000  Verizon Global Funding Corporation                                7.250         12/1/2010          565,260
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    9,731,775
=========================================================================================================================

Consumer Cyclical (2.1%)
-------------------------------------------------------------------------------------------------------------------------
    1,500,000  D.R. Horton, Inc.                                                 7.500         12/1/2007        1,635,000
    1,000,000  DaimlerChrysler North American Holdings Corporation               4.750         1/15/2008        1,014,474
      250,000  Delphi Auto Systems Corporation                                   6.500          5/1/2009          265,465
      750,000  Ford Motor Credit Company                                         6.500         1/25/2007          795,334
      350,000  Ford Motor Credit Company                                         7.375        10/28/2009          378,339
      500,000  Ford Motor Credit Company                                         7.375          2/1/2011          534,663
      500,000  General Motors Acceptance Corporation                             6.125          2/1/2007          527,797
      750,000  General Motors Acceptance Corporation                             5.850         1/14/2009          773,620
      500,000  Lear Corporation                                                  8.110         5/15/2009          574,375
      500,000  Liberty Media Corporation                                         7.875         7/15/2009          568,321
      500,000  Liberty Media Corporation                                         5.700         5/15/2013          499,954
      750,000  Park Place Entertainment Corporation                              8.500        11/15/2006          821,250
    1,000,000  Yum! Brands, Inc.                                                 7.700          7/1/2012        1,156,436
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          9,545,028
=========================================================================================================================

Consumer Non-Cyclical (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      350,000  Bunge Limited Finance Corporation                                 4.375        12/15/2008          348,788
      850,000  Bunge Limited Finance Corporation                                 7.800        10/15/2012          981,949
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,330,737
=========================================================================================================================

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      325,000   Pemex Project Funding Master Trust(f)                            8.000        11/15/2011          357,825
      750,000  XTO Energy, Inc.                                                  4.900          2/1/2014          720,716
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,078,541
=========================================================================================================================

Financials (4.0%)
-------------------------------------------------------------------------------------------------------------------------
    1,000,000  Archstone-Smith Trust                                             3.000         6/15/2008          959,609
      500,000  Australia & New Zealand Banking Group, Ltd.  Capital
               Trust I                                                           4.484         1/29/2049          491,418
      585,000  Capital One Financial Corporation(c)                              7.250          5/1/2006          625,844
      800,000  Capital One Financial Corporation                                 8.750          2/1/2007          896,046
      250,000  Capital One Financial Corporation                                 6.250        11/15/2013          255,673
      750,000  Countrywide Financial Corporation                                 4.000         3/22/2011          707,867
    1,000,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                       3.516         1/15/2037          978,928
      800,000  Goldman Sachs Group, Inc.                                         5.250        10/15/2013          786,298
      600,000  HSBC Capital Funding, LP(e)                                       9.547         6/30/2010          744,553
      300,000  HSBC Capital Funding, LP(e)                                      10.176         6/30/2030          427,232
      750,000  ING Capital Funding Trust III(e)                                  8.439        12/29/2010          891,848
    1,890,000  Lehman Brothers, Inc.(e)                                          6.539         8/15/2008        2,020,089
    2,000,000  MBIA Global Funding, LLC(d,e)                                     1.240          7/8/2004        2,000,074
      375,000  Montpelier Reinsurance Holdings, Ltd.                             6.125         8/15/2013          379,320
      400,000  Morgan Stanley Dean Witter & Company                              4.250         5/15/2010          393,957
      500,000  RBS Capital Trust(e)                                              6.425        12/29/2034          493,624
    1,000,000  Regency Centers, LP                                               7.125         7/15/2005        1,054,828
      650,000  Royal Bank of Scotland Group plc                                  9.118         3/31/2049          797,163
      500,000  Simon Property Group, LP                                          6.375        11/15/2007          546,860
      250,000  Simon Property Group, LP                                          4.875         3/18/2010          253,336
      500,000  Skandinaviska Enskilda(e)                                         4.958         3/29/2014          475,101
    1,000,000  Sovereign Bancorp, Inc.                                          10.500        11/15/2006        1,166,410
      625,000  Union Planters Corporation                                        7.750          3/1/2011          727,500
      250,000  Vornado Realty Trust                                              5.625         6/15/2007          266,904
      250,000  Westpac Capital Trust III(e)                                      5.819         9/30/2013          253,032
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                18,593,514
=========================================================================================================================

Foreign (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  Corporacion Andina de Fomento                                     6.875         3/15/2012          824,066
      500,000  Mexico Government International                                   6.625          3/3/2015          503,750
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,327,816
=========================================================================================================================

Mortgage-Backed Securities (8.3%)
-------------------------------------------------------------------------------------------------------------------------
   18,829,211  Federal National Mortgage Association  15-Yr.
               Conventional(g)                                                   5.500          5/1/2019       19,390,230
   18,900,000  Federal National Mortgage Association  30-Yr.
               Conventional(g)                                                   6.000          5/1/2034       19,331,147
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                38,721,377
=========================================================================================================================

Other (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Glencore Funding, LLC                                             6.000         4/15/2014          472,516
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        472,516
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  CSX Corporation                                                   6.750         3/15/2011          822,164
      250,000  Fedex Corporation                                                 2.650          4/1/2007          244,492
      500,000  Union Pacific Corporation                                         5.375          5/1/2014          499,002
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,565,658
=========================================================================================================================

U.S. Government (4.2%)
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Federal Home Loan Mortgage Corporation(c)                         3.500         9/15/2007        2,515,310
    5,000,000  Federal National Mortgage Association(e)                          1.055          5/3/2004        4,998,805
    1,000,000  Federal National Mortgage Association(c)                          4.250         7/15/2007        1,029,900
    1,750,000  U.S. Treasury Notes(c)                                            2.250         2/15/2007        1,726,347
      250,000  U.S. Treasury Notes(c)                                            3.125         4/15/2009          244,502
    3,900,000  U.S. Treasury Notes(c)                                            6.000         8/15/2009        4,325,954
    1,000,000  U.S. Treasury Notes(c)                                            6.500         2/15/2010        1,137,188
    2,600,000  U.S. Treasury Notes(c)                                            5.000         2/15/2011        2,742,696
      250,000  U.S. Treasury Notes(c)                                            4.250         8/15/2013          245,820
      750,000  U.S. Treasury Notes(c)                                            4.250        11/15/2013          735,762
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           19,702,284
=========================================================================================================================

Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Alliant Energy Resources, Inc.                                    7.375         11/9/2009          560,892
      250,000  Centerpoint Energy, Inc.                                          7.250          9/1/2010          266,590
    1,250,000  FirstEnergy Corporation                                           6.450        11/15/2011        1,315,999
    1,000,000  NiSource Finance Corporation                                      7.875        11/15/2010        1,164,095
      500,000  Oncor Electric Delivery Company                                   7.000          9/1/2022          538,118
      250,000  Pacific Gas & Electric Company                                    4.200          3/1/2011          239,870
      250,000  Pacific Gas & Electric Company                                    6.050          3/1/2034          236,425
    1,091,324  Power Contract Financing, LLC                                     5.200          2/1/2006        1,107,727
      737,239  Power Receivables Finance, LLC                                    6.290          1/1/2012          756,894
      600,000  Public Service Company of New Mexico                              4.400         9/15/2008          602,809
      200,000  Texas-New Mexico Power Company                                    6.125          6/1/2008          203,919
      750,000  Western Resources, Inc.                                           7.875          5/1/2007          834,750
      850,000  Xcel Energy, Inc.                                                 7.000         12/1/2010          952,476
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  8,780,564
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $148,956,484)                                               149,330,028
=========================================================================================================================

                                                                                               Maturity
       Shares  Collateral Held for Securities Loaned (4.3%)              Interest Rate (h)         Date             Value
-------------------------------------------------------------------------------------------------------------------------
   19,783,668  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A       $19,783,668
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $19,783,668)                                                                                    19,783,668
=========================================================================================================================

    Shares or
    Principal                                                                                   Maturity
       Amount  Short-Term Investments (13.4%)                            Interest Rate (h)          Date            Value
-------------------------------------------------------------------------------------------------------------------------
  $10,000,000  Kitty Hawk Funding Corporation                                    1.041%         5/7/2004       $9,998,267
    2,000,000  Merrill Lynch & Company, Inc.(e)                                  1.420         5/21/2004        2,000,310
    9,500,000  PepsiCo, Inc.                                                     1.020          5/3/2004        9,499,462
   10,000,000  Preferred Receivables Funding Corporation                         1.020          5/4/2004        9,999,150
   11,343,227  The AAL Money Market Fund                                         0.530               N/A       11,343,227
    4,500,000  Thunder Bay Funding, Inc.                                         1.041         5/17/2004        4,497,920
   10,000,000  Total Capital SA                                                  1.030          5/3/2004        9,999,428
    5,000,000  United Healthcare Corporation                                     1.051         5/18/2004        4,997,521
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                62,335,285
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $451,064,812)                                                         $464,858,527
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) Earmarked as collateral for options, futures or long settling trades as discussed in the notes to the financial statements.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) Denotes investments purchased on a when-issued basis.

(h) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL High Yield Bond Fund
Schedule of Investments as of April 30, 2004(a)

    Principal
       Amount  Long-Term Fixed Income (80.7%)                            Interest Rate     Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------

Basic Materials (4.2%)
-------------------------------------------------------------------------------------------------------------------------
     $100,000  Abitibi-Consolidated, Inc.                                        6.950%         4/1/2008         $103,041
      125,000  Abitibi-Consolidated, Inc.(b)                                     5.250         6/20/2008          120,445
      500,000  Abitibi-Consolidated, Inc.                                        8.550          8/1/2010          542,430
      350,000  Abitibi-Consolidated, Inc.                                        8.850          8/1/2030          355,962
       75,000  ARCO Chemical Company                                            10.250         11/1/2010           76,875
      175,000  Compass Minerals Group, Inc.                                     10.000         8/15/2011          199,500
      475,000  Equistar Chemicals, LP                                            8.750         2/15/2009          499,938
      200,000  Georgia-Pacific Corporation                                       8.000         1/15/2024          210,000
      400,000  Hercules, Inc.                                                   11.125        11/15/2007          480,000
      700,000  ISP Holdings, Inc.                                               10.625        12/15/2009          777,000
      850,000  MDP Acquisitions plc                                              9.625         10/1/2012          956,250
      850,000  Nalco Company                                                     8.875        11/15/2013          896,750
      850,000  Peabody Energy Corporation                                        6.875         3/15/2013          884,000
      625,000  Stone Container Corporation                                       8.375          7/1/2012          671,875
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            6,774,066
=========================================================================================================================

Capital Goods (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      900,000  Allied Waste North America, Inc.                                  8.875          4/1/2008          999,000
      800,000  Allied Waste North America, Inc.                                  8.500         12/1/2008          890,000
      100,000  Allied Waste North America, Inc.(b)                               9.250          9/1/2012          113,500
      400,000  Building Materials Corporation of America                         7.750         7/15/2005          405,000
      600,000  Crown Euro Holdings SA                                            9.500          3/1/2011          672,750
      400,000  Crown Euro Holdings SA                                           10.875          3/1/2013          466,000
      150,000  Eircom Funding                                                    8.250         8/15/2013          162,000
      500,000  Greif Brothers Corporation                                        8.875          8/1/2012          550,000
      700,000  Kappa Beheer BV                                                  10.625         7/15/2009          735,000
      700,000  Kraton Polymers, LLC/Capital Corporation                          8.125         1/15/2014          745,500
      800,000  Nortek Holdings, Inc.(c)                                    Zero Coupon         5/15/2011          598,000
      700,000  North American Energy Partnership                                 8.750         12/1/2011          689,500
      100,000  Owens-Brockway Glass Container, Inc.                              8.875         2/15/2009          108,625
      125,000  Owens-Brockway Glass Container, Inc.                              7.750         5/15/2011          130,938
      700,000  Owens-Brockway Glass Container, Inc.                              8.750        11/15/2012          764,750
      350,000  Owens-Brockway Glass Container, Inc.                              8.250         5/15/2013          361,375
      100,000  Stone Container Finance Corporation                              11.500         8/15/2006          102,250
      425,000  Trinity Industries, Inc.                                          6.500         3/15/2014          413,312
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              8,907,500
=========================================================================================================================

Communications Services (22.1%)
-------------------------------------------------------------------------------------------------------------------------
    1,000,000  ACC Escrow Corporation                                           10.000          8/1/2011          965,000
      300,000  American Color Graphics, Inc.                                    10.000         6/15/2010          258,000
      675,000  American Media Operation, Inc.                                   10.250          5/1/2009          708,750
    1,000,000  American Tower Escrow Corporation                           Zero Coupon          8/1/2008          727,500
    1,350,000  Cablevision Systems Corporation                                   8.000         4/15/2012        1,353,375
    1,000,000  Cadmus Communications Corporation                                 9.750          6/1/2009        1,056,250
    1,386,617  Calpoint Receivable Structured Trust                              7.440        12/10/2006        1,386,617
    1,010,000  Canwest Media, Inc.                                              10.625         5/15/2011        1,143,825
      300,000  CF Cable TV, Inc.                                                 9.125         7/15/2007          312,099
      500,000  Charter Communications Holdings, LLC(b)                          10.000          4/1/2009          431,250
    1,050,000  Charter Communications Holdings, LLC                             10.250         9/15/2010        1,081,500
      200,000  Charter Communications Holdings, LLC(c)                     Zero Coupon         1/15/2011          148,000
      680,000  Charter Communications Holdings, LLC                              8.750        11/15/2013          669,800
      275,000  Charter Communications Holdings, LLC(d)                           8.375         4/30/2014          270,875
      275,000  Charter Communications Operating, LLC(d)                          8.000         4/30/2012          270,875
    1,055,000  Cincinnati Bell, Inc.                                             7.250         7/15/2013        1,023,350
      500,000  Cincinnati Bell, Inc.                                             8.375         1/15/2014          472,500
      800,000  Crown Castle International Corporation(b)                        10.750          8/1/2011          908,000
      400,000  CSC Holdings, Inc.                                                8.125         7/15/2009          427,000
      600,000  CSC Holdings, Inc.(b)                                             7.625          4/1/2011          624,000
      300,000  Dex Media West, LLC                                               8.500         8/15/2010          325,500
      595,000  Dex Media West, LLC                                               9.875         8/15/2013          651,525
      950,000  DirecTV Holdings, LLC                                             8.375         3/15/2013        1,061,625
       25,000  EchoStar DBS Corporation                                         10.375         10/1/2007           27,031
      150,000  EchoStar DBS Corporation                                          6.375         10/1/2011          151,688
      650,000  Garden State Newspapers, Inc.                                     8.625          7/1/2011          682,500
      225,000  General Cable Corporation                                         9.500        11/15/2010          246,375
      650,000  Hollinger International Publishing, Inc.                          9.000        12/15/2010          721,500
      600,000  Insight Midwest, LP/Insight Capital, Inc.                         9.750         10/1/2009          633,000
      420,000  Insight Midwest, LP/Insight Capital, Inc.                        10.500         11/1/2010          457,800
      400,000  Mail-Well, Inc.                                                   9.625         3/15/2012          440,000
      474,230  Marconi Corporation plc(b)                                        8.000         4/30/2008          519,282
      328,313  Marconi Corporation plc                                           8.000         4/30/2008          359,503
      484,000  MCI, Inc.(b)                                                      5.908          5/1/2007          478,555
      484,000  MCI, Inc.(b)                                                      6.688          5/1/2009          459,800
      415,000  MCI, Inc.(b)                                                      7.735          5/1/2014          384,912
      635,000  Mediacom Broadband, LLC(b)                                       11.000         7/15/2013          679,450
       35,714  Nextel Communications, Inc.                                       9.500          2/1/2011           40,625
      300,000  Nextel Communications, Inc.                                       5.950         3/15/2014          282,000
      700,000  Nextel Communications, Inc.                                       7.375          8/1/2015          727,125
      650,000  Panamsat Corporation                                              8.500          2/1/2012          734,500
      650,000  PRIMEDIA, Inc.                                                    8.000         5/15/2013          641,875
      700,000  Quebecor Media, Inc.                                             11.125         7/15/2011          805,000
    1,775,000  Qwest Capital Funding, Inc.                                       7.900         8/15/2010        1,517,625
      370,000  Qwest Capital Funding, Inc.                                       7.250         2/15/2011          301,550
      120,000  Qwest Capital Funding, Inc.                                       7.750         2/15/2031           90,600
      700,000  Qwest Communications International, Inc.                          7.250         2/15/2011          649,250
      830,000  Qwest Communications International, Inc.                          7.500         2/15/2014          761,525
    1,250,000  Qwest Services Corporation                                       13.500        12/15/2010        1,450,000
      350,000  Rogers Communications, Inc., Convertible                          2.000        11/26/2005          327,688
    1,225,000  Rural Cellular Corporation                                        9.875          2/1/2010        1,258,688
      675,000  Spectrasite, Inc.(b)                                              8.250         5/15/2010          708,750
      450,000  Superior Essex Communications LLC/Essex Group, Inc.               9.000         4/15/2012          432,000
      525,000  Time Warner Telecom, Inc.(b)                                      9.750         7/15/2008          448,875
      500,000  Time Warner Telecom, Inc.(b)                                     10.125          2/1/2011          417,500
      345,000  Triton PCS, Inc.                                                  8.500          6/1/2013          358,800
       55,000  Vivendi Universal SA                                              9.250         4/15/2010           64,212
      817,000  Young Broadcasting, Inc.(b)                                      10.000          3/1/2011          861,935
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   35,398,735
=========================================================================================================================

Consumer Cyclical (10.0%)
-------------------------------------------------------------------------------------------------------------------------
      700,000  Aearo Company I                                                   8.250         4/15/2012          717,500
      650,000  ArvinMeritor, Inc.                                                6.625         6/15/2007          664,625
      400,000  Bombardier Recreational Products, Inc.                            8.375        12/15/2013          396,000
      510,000  Boyd Gaming Corporation(b)                                        7.750        12/15/2012          540,600
      500,000  Circus & Eldorado Joint Venture/Silver Legacy
               Capital Corporation                                              10.125          3/1/2012          507,500
      600,000  Dura Operating Corporation                                        8.625         4/15/2012          627,000
      675,000  Extended Stay America, Inc.                                       9.875         6/15/2011          801,562
      250,000  Ferrellgas Partners, LP                                           6.750          5/1/2014          250,000
      400,000  Ford Motor Credit Company                                         7.250        10/25/2011          424,444
      300,000  General Motors Acceptance Corporation                             7.000          2/1/2012          315,707
      375,000  General Motors Acceptance Corporation                             8.000         11/1/2031          395,784
      300,000  General Motors Corporation                                        8.250         7/15/2023          321,054
      750,000  Hilton Hotels Corporation(b)                                      7.625         12/1/2012          838,125
      556,000  HMH Properties, Inc.                                              7.875          8/1/2008          574,070
      125,000  Host Marriott, LP                                                 9.500         1/15/2007          138,750
       50,000  Host Marriott, LP                                                 9.250         10/1/2007           56,000
      700,000  Mandalay Resort Group(b)                                          9.375         2/15/2010          812,000
      265,000  Mandalay Resort Group                                             7.625         7/15/2013          284,875
      150,000  MGM Mirage, Inc.                                                  6.000         10/1/2009          151,875
      900,000  MGM Mirage, Inc.(b)                                               8.375          2/1/2011          994,500
      950,000  Park Place Entertainment Corporation(b)                           7.875         3/15/2010        1,026,000
       90,000  Park Place Entertainment Corporation                              8.125         5/15/2011           99,450
       60,000  Park Place Entertainment Corporation(b)                           7.000         4/15/2013           63,000
      300,000  Seneca Gaming Corporation(d)                                      7.250          5/1/2012          304,125
      750,000  Six Flags, Inc.(b)                                                9.750         4/15/2013          790,312
      350,000  Starwood Hotels & Resorts Worldwide, Inc.                         7.375          5/1/2007          376,250
      500,000  Starwood Hotels & Resorts Worldwide, Inc.                         7.875          5/1/2012          546,875
      700,000  Station Casinos, Inc.                                             6.000          4/1/2012          694,750
      475,000  Tenneco Automotive, Inc.                                         10.250         7/15/2013          547,438
      300,000  True Temper Sports, Inc.                                          8.375         9/15/2011          307,500
      628,000  TRW Automotive, Inc.                                              9.375         2/15/2013          719,060
      700,000  Warner Music Group                                                7.375         4/15/2014          703,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         15,990,231
=========================================================================================================================

Consumer Non-Cyclical (6.4%)
-------------------------------------------------------------------------------------------------------------------------
      700,000  Alderwoods Group, Inc.                                           12.250          1/2/2009          780,500
      650,000  Commonwealth Brands, Inc.(d)                                     10.625          9/1/2008          708,500
      610,000  DIMON, Inc.                                                       9.625        10/15/2011          652,700
       75,000  Dimon, Inc.                                                       7.750          6/1/2013           73,312
      575,000  Domino's, Inc.                                                    8.250          7/1/2011          621,000
      300,000  Fisher Scientific International, Inc.                             8.000          9/1/2013          328,500
      900,000  Fresenius Medical Care Capital Trust II                           7.875          2/1/2008          977,625
      175,000  Fresenius Medical Care Capital Trust IV                           7.875         6/15/2011          191,625
      700,000  HEALTHSOUTH Corporation                                           8.500          2/1/2008          710,500
      250,000  HEALTHSOUTH Corporation(b)                                        8.375         10/1/2011          252,500
      700,000  Ingles Markets, Inc.(b)                                           8.875         12/1/2011          726,250
      211,000  PacifiCare Health Systems, Inc.                                  10.750          6/1/2009          245,288
      575,000  Rayovac Corporation                                               8.500         10/1/2013          615,250
      725,000  Rotech Healthcare, Inc.                                           9.500          4/1/2012          772,125
      925,000  Roundy's, Inc.                                                    8.875         6/15/2012        1,003,625
      350,000  Tenet Healthcare Corporation(b)                                   6.375         12/1/2011          305,375
      100,000  Tenet Healthcare Corporation                                      6.500          6/1/2012           86,750
    1,245,000  Tenet Healthcare Corporation(b)                                   7.375          2/1/2013        1,126,725
       35,714  Triad Hospitals, Inc.                                             8.750          5/1/2009           39,598
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     10,217,748
=========================================================================================================================

Energy (4.2%)
-------------------------------------------------------------------------------------------------------------------------
      450,000  Amerigas Partners, LP(d,e)                                        8.830         4/19/2010          486,000
      800,000  Dresser, Inc.                                                     9.375         4/15/2011          864,000
       75,000  Evergreen Resources, Inc.                                         5.875         3/15/2012           74,250
      725,000  EXCO Resources, Inc.                                              7.250         1/15/2011          732,250
    1,050,000  Hanover Equipment Trust(b)                                        8.500          9/1/2008        1,113,000
      550,000  Newpark Resources, Inc.                                           8.625        12/15/2007          565,125
      600,000  SESI, LLC                                                         8.875         5/15/2011          649,500
      543,534  South Point Energy Center, LLC/Broad River Energy,
               LLC/Rockgen Energy, LLC                                           8.400         5/30/2012          494,616
      450,000  Vintage Petroleum, Inc.                                           7.875         5/15/2011          477,000
      350,000  Vintage Petroleum, Inc.                                           8.250          5/1/2012          383,250
      800,000  Western Gas Resources, Inc.                                      10.000         6/15/2009          840,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,678,991
=========================================================================================================================

Financials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      700,000  Bluewater Finance, Ltd.                                          10.250         2/15/2012          724,500
      544,740  Cedar Brakes II, LLC                                              9.875          9/1/2013          544,740
      550,000  Choctaw Resort Development Enterprise                             9.250          4/1/2009          595,375
      845,000  FINOVA Group, Inc.                                                7.500        11/15/2009          504,888
      900,000  Gemstone Investor, Ltd.                                           7.710        10/31/2004          910,125
       75,000  Host Marriott, LP                                                 7.125         11/1/2013           76,125
        1,272  Lehman Brothers, Inc.(f)                                          8.676         5/15/2013            1,388
      650,000  Lehman Brothers, Inc.(f)                                          9.051          6/1/2014          628,010
    1,100,000  North Atlantic Holdings(c)                                  Zero Coupon          3/1/2014          649,000
      875,000  Riggs Capital Trust II                                            8.875         3/15/2027          879,375
      350,000  Universal City Development Services                              11.750          4/1/2010          404,250
      800,000  Ventas Realty, LP, Capital Corporation                            8.750          5/1/2009          896,000
      300,000  VWR International, Inc.                                           8.000         4/15/2014          312,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 7,125,776
=========================================================================================================================

Foreign (5.7%)
-------------------------------------------------------------------------------------------------------------------------
    1,000,000  Federal Republic of Brazil                                        2.063         4/15/2006          962,500
    2,305,000  Federal Republic of Brazil                                       10.000          8/7/2011        2,235,850
      750,000  Federal Republic of Brazil                                       11.000         8/17/2040          697,500
      325,000  Republic of Guatemala                                             9.250          8/1/2013          360,750
      250,000  Republic of Panama                                                9.625          2/8/2011          283,750
      475,000  Republic of Panama                                                9.375         7/23/2012          536,750
      250,000  Republic of Panama                                                9.375          4/1/2029          275,000
    1,100,000  Republic of Peru                                                  9.125         2/21/2012        1,155,000
      750,750  Republic of Peru(f)                                               5.000          3/7/2017          658,783
    1,300,000  Russian Federation(c)                                             5.000         3/31/2030        1,192,100
      266,005  Ukraine Government                                               11.000         3/15/2007          290,211
      100,000  Ukraine Government(b)                                             6.875          3/4/2011           96,500
      375,000  Ukraine Government                                                6.875          3/4/2011          358,688
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    9,103,382
=========================================================================================================================

Other (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      300,000  Invensys plc                                                      9.875         3/15/2011          316,500
      550,000  Johnsondiversey, Inc.(b)                                          9.625         5/15/2012          602,250
      650,000  SPX Corporation                                                   7.500          1/1/2013          687,375
      200,000  Tenneco Automotive, Inc.                                         10.250         7/15/2013          230,500
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      1,836,625
=========================================================================================================================

Transportation (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      481,946  Continental Airlines, Inc.                                        7.373        12/15/2015          420,656
      590,935  Continental Airlines, Inc.                                        6.545          2/2/2019          575,629
      700,000  Dunlop Standard Aerospace Holdings plc                           11.875         5/15/2009          740,250
      225,000  JET Equipment Trust(g)                                           10.000         6/15/2012          171,000
      241,687  JET Equipment Trust(g)                                            7.630         8/15/2012          197,879
      600,000  United Air Lines, Inc.(h)                                         6.602          9/1/2013          530,873
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             2,636,287
=========================================================================================================================

Utilities (15.3%)
-------------------------------------------------------------------------------------------------------------------------
      475,000  AES Corporation(b)                                                8.875         2/15/2011          498,750
    1,400,000  AES Corporation                                                   8.750         5/15/2013        1,522,501
      705,454  AES Ironwood, LLC                                                 8.857        11/30/2025          768,945
      263,914  AES Red Oak, LLC                                                  8.540        11/30/2019          285,027
      400,000  AmeriGas Eagle Finance Corporation                               10.000         4/15/2006          438,000
      625,000  Calpine Corporation(b)                                            8.500         7/15/2010          553,125
      100,000  Calpine Corporation(b)                                            8.750         7/15/2013           88,500
      800,000  CMS Energy Corporation                                            7.000         1/15/2005          808,000
      650,000  CMS Energy Corporation                                            7.500         1/15/2009          654,875
      225,000  CMS Energy Corporation(b)                                         7.750          8/1/2010          227,250
      100,000  CMS Energy Corporation                                            8.500         4/15/2011          104,750
      100,000  Dynegy Holdings, Inc.                                             9.875         7/15/2010          108,500
      100,000  Dynegy Holdings, Inc.                                            10.125         7/15/2013          109,500
    1,125,000  Dynegy-Roseton Danskamme                                          7.270         11/8/2010        1,074,375
      275,000  Dynegy-Roseton Danskamme                                          7.670         11/8/2016          247,500
      400,000  Edison International, Inc.                                        6.875         9/15/2004          405,500
      700,000  Edison Midwest Generation, LLC                                    8.300          7/2/2009          714,000
      975,000  Edison Midwest Generation, LLC                                    8.560          1/2/2016          999,375
      450,000  El Paso CGP Company                                               7.500         8/15/2006          429,750
      375,000  El Paso CGP Company(b)                                            6.500          6/1/2008          320,625
      500,000  El Paso CGP Company                                               7.625          9/1/2008          442,500
      350,000  El Paso CGP Company                                               7.750         6/15/2010          302,750
      200,000  El Paso CGP Company                                               9.625         5/15/2012          187,000
      400,000  El Paso Corporation(b)                                            7.875         6/15/2012          352,000
    1,005,000  El Paso Corporation(b)                                            7.375        12/15/2012          859,275
      168,000  El Paso Energy Partners, LP                                       8.500          6/1/2011          185,640
       75,000  El Paso Natural Gas Corporation                                   7.625          8/1/2010           77,250
      775,000  Ferrellgas Partners, LP                                           8.750         6/15/2012          848,625
       72,000  Gulfterra Energy Partner                                          8.500          6/1/2010           80,280
      150,000  Ipalco Enterprises, Inc.                                          8.375        11/14/2008          166,500
      500,000  Ipalco Enterprises, Inc.                                          8.625        11/14/2011          555,000
      550,000  Leviathan Finance Corporation                                    10.375          6/1/2009          574,750
      350,000  Midwest Generation, LLC                                           8.750          5/1/2034          348,250
    1,275,000  NRG Energy, Inc.                                                  8.000        12/15/2013        1,284,562
      450,000  PSE&G Energy Holdings, Inc.                                       7.750         4/16/2007          470,250
      300,000  PSE&G Energy Holdings, Inc.                                      10.000         10/1/2009          345,000
      900,000  PSE&G Energy Holdings, Inc.                                       8.500         6/15/2011          985,500
      330,000  Reliant Resources, Inc.                                           9.250         7/15/2010          353,100
      325,000  Reliant Resources, Inc.                                           9.500         7/15/2013          352,625
      537,696  Rocky River Private Placement(d,e)                                8.810         4/14/2007          576,760
      550,000  Sonat, Inc.                                                       7.625         7/15/2011          475,750
      700,000  Teco Energy, Inc.(b)                                              7.500         6/15/2010          715,750
      575,000  Transmontaigne, Inc.                                              9.125          6/1/2010          592,250
    1,300,000  Williams Companies, Inc.                                          8.625          6/1/2010        1,430,000
      610,000  Williams Companies, Inc.                                          7.625         7/15/2019          594,750
      475,000  Williams Companies, Inc.                                          7.875          9/1/2021          463,125
      525,000  Williams Companies, Inc.                                          8.750         3/15/2032          535,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 24,513,590
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $125,653,546)                                               129,182,931
=========================================================================================================================

       Shares  Preferred Stock (0.1%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
        1,200  Dobson Communications Corporation (e)                                                             $142,499
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $206,400)                                                              142,499
=========================================================================================================================

       Shares  Common Stock (0.8%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
            1  Abraxas Petroleum Corporation(i)                                                                        $2
          750  Arcadia Financial, Ltd., Stock Warrants (e,i)                                                            8
        4,441  ICG Communications, Inc.(b,i)                                                                       22,516
          735  ICG Communications, Inc., Stock Rights(i)                                                              184
       23,289  MCI, Inc.(i)                                                                                       333,498
            3  Orion Refining Corporation (e,i)                                                                         0
      862,250  SSgA Money Market Fund                                                                             862,250
          500  Unifi Communications, Inc., Stock Warrants (d,e,i)                                                       5
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $1,470,984)                                                             1,218,463
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned (12.8%)             Interest Rate    Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   20,375,644  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%             N/A       $20,375,644
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $20,375,644)                                                                                    20,375,644
=========================================================================================================================

    Principal                                                                                  Maturity
       Amount  Short-Term Investments (5.6%)                             Interest Rate (j)         Date            Value
-------------------------------------------------------------------------------------------------------------------------
   $1,100,000  European Investment Bank                                          1.053%       7/16/2004        $1,097,562
      400,000  Federal National Mortgage Association(b)                          1.007        6/30/2004           399,317
    1,500,000  Federal National Mortgage Association(b)                          1.028         7/7/2004         1,497,139
    3,900,000  General Electric Capital Corporation                              1.043        6/15/2004         3,894,930
      300,000  General Electric Capital Corporation                              1.042        6/17/2004           299,593
      100,000  General Electric Capital Corporation                              1.053        7/13/2004            99,787
    1,600,000  U.S. Treasury Repurchase Notes                                    0.920         5/3/2004         1,600,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 8,888,328
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $156,594,902)                                                         $159,807,865
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(c) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(d) Denotes restricted securities.  Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through April 30, 2004, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 2004.

                                                                             Acquisition
Security                                                                            Date              Cost
-------------------------------------------------------------------------------------------------------------------------

Amerigas Partners, LP                                                          5/10/2002          $458,432
Charter Communications Operating LLC                                           4/20/2004           275,000
Charter Communications Operating LLC                                           4/20/2004           275,000
Commonwealth Brands, Inc.                                                      7/30/2003           644,369
Rocky River Private Placement                                                 12/12/2000           532,105
Seneca Gaming Corporation                                                      4/29/2004           300,000
Unifi Communications, Inc. Warrants                                            2/14/1997             6,525

(e) Security is fair valued as discussed in the notes to the financial statements.

(f) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(g) In default.

(h) In bankruptcy.

(i) Non-income producing security.

(j) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Municipal Bond Fund
Schedule of Investments as of April 30, 2004 (a)

    Principal
       Amount  Long-Term Fixed Income (99.1%)                            Interest Rate     Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
Alabama (0.2%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Alabama 21st Century Authority Tobacco Settlement
               Revenue Bonds                                                     5.750%        12/1/2020       $1,009,630
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                    1,009,630
=========================================================================================================================

Alaska (0.5%)
-------------------------------------------------------------------------------------------------------------------------
    3,615,000  Northern Tobacco Securitization Corporation Alaska
               Tobacco Settlement Revenue Bonds                                  6.200          6/1/2022        3,473,654
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     3,473,654
=========================================================================================================================

Arizona (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)              4.000          6/1/2005          770,348
      780,000  Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)              4.250          6/1/2006          816,091
      815,000  Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)              4.500          6/1/2007          864,886
      975,000  Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)              5.000          6/1/2011        1,055,779
    1,020,000  Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)              5.000          6/1/2012        1,097,948
    1,000,000  Maricopa County, Arizona Elementary School District
               #068  Alhambra General Obligation Bonds (AMBAC
               Insured)(b)                                                       5.125          7/1/2012        1,026,510
      180,000  Phoenix, Arizona Industrial Development Authority
               Single Family Mortgage Revenue Bonds (Series 1A)
               (GNMA/FNMA/FHLMC Insured)                                         5.875          6/1/2016          184,016
    1,285,000  Pima County, Arizona Industrial Development Authority
               Multifamily Bonds (La Hacienda Project)  (GNMA/FHA
               Insured)                                                          7.000        12/20/2031        1,376,106
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                    7,191,684
=========================================================================================================================

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    1,400,000  Arkansas State Community Water System Public Water
               Authority Revenue (Series B) (MBIA Insured)                       5.000         10/1/2023        1,417,374
      487,500  Arkansas State Development Finance Authority Single
               Family Mortgage Revenue Bonds (Series F)  (GNMA
               Insured) (Subject to 'AMT')                                       7.450          1/1/2027          494,028
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   1,911,402
=========================================================================================================================

California (10.8%)
-------------------------------------------------------------------------------------------------------------------------
     495,000   California Rural Home Mortgage Finance Authority
               Single Family Mortgage Revenue Bonds (Series D)
               (GNMA/FNMA Insured)(Subject to 'AMT')                             7.100          6/1/2031          514,652
    5,000,000  California State Department of Water Resources Supply
               Revenue Bonds (Series A) (AMBAC Insured)                          5.375          5/1/2018        5,338,250
    5,000,000  California State General Obligation                               5.250         12/1/2019        5,167,500
    2,000,000  California State General Obligation                               5.250          9/1/2022        2,038,280
    5,000,000  California State General Obligation Bonds                         5.125          2/1/2027        4,859,150
    2,000,000  California State Revenue General Obligation Bonds                 5.250         11/1/2021        2,028,860
    4,030,000  Contra Costa County, California Home Mortgage
               Revenue Bonds (GNMA Insured) (Escrowed to
               Maturity)(b)                                                      7.500          5/1/2014        5,205,269
    1,335,000  Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(b)            Zero Coupon          1/1/2005        1,322,852
    5,000,000  Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(b)            Zero Coupon          1/1/2009        5,604,300
    5,000,000  Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(b)            Zero Coupon          1/1/2011        5,773,250
    6,000,000  Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(b)            Zero Coupon          1/1/2013        6,941,280
    7,145,000  Foothill/Eastern Transportation Corridor Agency
               California Toll Road Revenue Bonds (Series A)(b)            Zero Coupon          1/1/2014        8,265,908
      420,000  Golden West Schools Financing Authority California
               Revenue Bonds (Series A) (MBIA Insured)                           5.800          2/1/2022          476,259
      740,000  Los Angeles, California Department of Water and
               Power Electric Plant Revenue Bonds(b)                             6.100         2/15/2017          775,305
      260,000  Los Angeles, California Department of Water and
               Power Electric Plant Unrefunded Revenue Bonds(b)                  6.100         2/15/2017          272,405
    2,000,000  Los Angeles, California Unified School District
               Revenue Bonds (MBIA-Series A)                                     5.000          7/1/2021        2,050,600
    4,200,000  Pomona, California Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA Insured)(b)                   7.600          5/1/2023        5,408,718
    3,480,000  Sacramento County, California Single Family Mortgage
               Revenue Bonds (Subject to 'AMT')(b)                               8.250          1/1/2021        4,836,434
    1,500,000  San Bernardino County, California Single Family
               Mortgage Revenue Bonds (Series A) (GNMA Insured)(b)               7.500          5/1/2023        1,924,965
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                                68,804,237
=========================================================================================================================

Colorado (5.8%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Bromley East Project)
               (Series A)                                                        7.250         9/15/2030        1,980,800
      570,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy
               Facility, Inc.)                                                   6.000          4/1/2021          571,414
    1,280,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Cherry Creek Academy
               Facility, Inc.)                                                   6.000          4/1/2030        1,279,578
    2,825,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Classical Academy)(b)                    7.250         12/1/2030        3,522,125
      835,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (Pinnacle Charter School
               Project)(b)                                                       5.250         12/1/2011          901,349
      750,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                          6.125          6/1/2021          751,710
    5,250,000  Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                          6.250          6/1/2031        5,257,350
    1,000,000  Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                             6.250         12/1/2010        1,116,570
    2,000,000  Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                             6.800         12/1/2020        2,162,380
      350,000  Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-2) (Subject to
               'AMT')                                                            7.450         10/1/2016          354,655
      215,000  Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series A-3)                              7.250          4/1/2010          221,031
    1,440,000  Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series B-3)                              6.700          8/1/2017        1,503,806
      225,000  Colorado Housing and Finance Authority Revenue Bonds
               (Single Family Program) (Series C-3) (FHA/VA Insured)             7.150         10/1/2030          228,575
    3,950,000  Colorado River, Texas Municipal Water District
               Revenue Bonds (MBIA Insured)                                      5.000          1/1/2014        4,099,863
    3,525,000  Colorado Water Resources and Power Development
               Authority Small Water Resources Revenue Bonds
               (Series A) (FGIC Insured)                                         5.250         11/1/2021        3,700,334
      200,000  Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                               5.250         12/1/2010          205,536
      200,000  Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                               5.250         12/1/2011          203,116
    2,000,000  Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A) (ACA/ CBI
               Insured)                                                          6.250         12/1/2016        2,094,320
    4,000,000  Northwest Parkway Public Highway Authority Colorado
               Capital Appreciation Revenue Bonds (Series C) (AMBAC
               Insured)                                                    Zero Coupon         6/15/2021        2,908,200
    3,500,000  Regional Transportation District, Colorado,  Sales
               Tax Revenue Bonds (Series B) (AMBAC Insured)                      5.500         11/1/2021        3,786,510
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  36,849,222
=========================================================================================================================

Connecticut (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Connecticut State Health and Educational Facilities
               Authority Revenue (Yale University) (Series W)                    5.125          7/1/2027        2,031,320
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                2,031,320
=========================================================================================================================

District of Columbia (1.1%)
-------------------------------------------------------------------------------------------------------------------------
    7,845,000  District of Columbia Tobacco Settlement Financing
               Corporation Revenue Bonds                                         6.250         5/15/2024        7,326,132
-------------------------------------------------------------------------------------------------------------------------
               Total District of Columbia                                                                       7,326,132
=========================================================================================================================

Florida (2.7%)
-------------------------------------------------------------------------------------------------------------------------
      984,000  Brevard County, Florida Housing Finance Authority
               Homeowner Mortgage Revenue Bonds (Series B)  (GNMA
               Insured)                                                          6.500          9/1/2022        1,022,051
    2,105,000  Clay County, Florida Housing Finance Authority
               Single Family Mortgage Revenue Bonds  (GNMA/FNMA
               Insured) (Subject to 'AMT')                                       6.000          4/1/2029        2,149,794
      620,000  Florida State Board of Education Capital Outlay
               Unrefunded General Obligation Bonds (MBIA Insured)                9.125          6/1/2014          871,639
    2,000,000  Highlands County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
               (Series A)                                                        6.000        11/15/2031        2,099,520
    1,145,000  Leon County, Florida Educational Facilities Authority
               Certificates of Participation(b)                                  8.500          9/1/2017        1,631,648
      460,000  Manatee County, Florida Housing Finance Authority
               Single Family Mortgage Revenue Bonds (Series 1)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                     7.200          5/1/2028          465,469
    1,320,000  Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                          5.750        11/15/2008        1,461,042
    1,000,000  Orange County, Florida Health Facilities Authority
               Revenue Bonds (Adventist Health Systems)                          5.850        11/15/2010        1,116,860
    2,000,000  Orange County, Florida Health Facilities Authority
               Revenue Bonds (Orlando Regional Healthcare System)
               (Series A) (MBIA Insured)                                         6.250         10/1/2018        2,330,660
    1,425,000  Orange County, Florida Housing Finance Authority
               Homeowner Revenue Bonds (Series B-1)  (GNMA/FNMA
               Insured) (Subject to 'AMT')                                       5.900          9/1/2028        1,477,625
      830,000  Palm Beach County, Florida Housing Finance Authority
               Single Family Homeowner Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                            5.900         10/1/2027          860,652
      805,000  Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Multi-County
               Program) (Series B-1) (Subject to 'AMT')                           7.250          9/1/2029          822,018
    1,075,000  Pinellas County, Florida Housing Finance Authority
               Single Family Housing Revenue Bonds (Series A-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                            7.200          9/1/2029        1,142,768
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                   17,451,746
=========================================================================================================================

Georgia (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    1,500,000  Savannah, Georgia Economic Development Authority
               Student Housing Revenue Bonds (State University
               Project)  (Series A)(ACA Insured)                                 6.750        11/15/2020        1,632,915
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                    1,632,915
=========================================================================================================================

Hawaii (1.3%)
-------------------------------------------------------------------------------------------------------------------------
    5,000,000  Honolulu Hawaii City & County (Series A) (FSA
               Insured)                                                          5.250          3/1/2027        5,121,150
    2,555,000  Honolulu, Hawaii City & County Revenue Bonds
               (Unrefunded Balance) (Series A) (FGIC Insured)                    6.250          4/1/2014        2,999,749
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                     8,120,899
=========================================================================================================================

Illinois (10.4%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Broadview, Illinois Tax Increment Tax Allocation
               Bonds                                                             5.250          7/1/2012        2,067,860
    1,000,000  Broadview, Illinois Tax Increment Tax Allocation
               Revenue Bonds                                                     5.375          7/1/2015        1,024,800
      175,000  Chicago, Illinois Single Family Mortgage
               Revenue Bonds  (Series A) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                                7.250          9/1/2028          177,816
    1,090,000  Chicago, Illinois Single Family Mortgage
               Revenue Bonds  (Series C) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                                7.050         10/1/2030        1,122,711
      400,000  Chicago, Illinois Single Family Mortgage
               Revenue Bonds  (Series C) (GNMA/FNMA/FHLMC Insured)
               (Subject to 'AMT')                                                7.000          3/1/2032          407,048
    7,200,000  Chicago, Illinois Tax Increment Capital Appreciation
               Tax Allocation Bonds (Series A) (ACA Insured)               Zero Coupon        11/15/2014        4,133,592
    1,000,000  Cook County, Illinois Community Consolidated School
               District #15 Palatine Capital Appreciation General
               Obligation Bonds (FGIC Insured)                             Zero Coupon         12/1/2014          611,940
    1,250,000  Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                           8.500         12/1/2011        1,642,438
    1,565,000  Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                           8.500         12/1/2014        2,137,571
    1,815,000  Cook County, Illinois School District #99 Cicero
               General Obligation Bonds (FGIC Insured)                           8.500         12/1/2016        2,536,154
    1,000,000  Du Page County, Illinois General Obligation Bonds
               (Stormwater Project)                                              5.600          1/1/2021        1,107,360
    1,000,000  Illinois Development Finance Authority Revenue Bonds
               (Midwestern University) (Series B)                                6.000         5/15/2021        1,068,740
    2,365,000  Illinois Development Finance Authority Revenue Bonds
               (School District #304) (Series A)  (FSA Insured)            Zero Coupon          1/1/2021          988,239
    4,900,000  Illinois Educational Facilities Authority
               Revenue Bonds (Northwestern University)                           5.250         11/1/2032        5,330,955
      380,000  Illinois Health Facilities Authority Prerefunded
               Revenue Bonds (Series B) (MBIA/IBC Insured)                       5.250         8/15/2018          423,905
    1,600,000  Illinois Health Facilities Authority Revenue Bonds
               (Bethesda Home and Retirement)/(Series A)                         6.250          9/1/2014        1,680,688
    2,000,000  Illinois Health Facilities Authority Revenue Bonds
               (Centegra Health Systems)                                         5.250          9/1/2018        1,984,900
    2,500,000  Illinois Health Facilities Authority Revenue Bonds
               (Passavant Memorial Area Hospital Association)                    6.000         10/1/2024        2,547,475
    1,000,000  Illinois Health Facilities Authority Revenue Bonds
               (Riverside Health System)                                         6.850        11/15/2029        1,070,320
    4,180,000  Illinois Health Facilities Authority Revenue Bonds
               (Rush-Presbyterian-St. Lukes) (Series A) (MBIA
               Insured)                                                          5.250        11/15/2014        4,474,356
    1,995,000  Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                       6.875        11/15/2030        2,129,722
    4,655,000  Illinois Health Facilities Authority Revenue Bonds
               (Thorek Hospital and Medical Center)                              5.250         8/15/2018        4,353,868
    2,120,000  Illinois Health Facilities Authority Unrefunded
               Revenue Bonds (Series B) (MBIA/IBC Insured)                       5.250         8/15/2018        2,246,098
    3,065,000  Illinois State Sales Tax Revenue Bonds (Series L)                 7.450         6/15/2012        3,807,956
    3,035,000  McHenry County, Illinois Community High School
               District #157 General Obligation Bonds (FSA Insured)              9.000         12/1/2017        4,426,608
    4,000,000  McLean County, Illinois Bloomington -- Normal
               Airport Central Illinois Regional Authority
               Revenue Bonds (Subject to 'AMT')                                  6.050        12/15/2019        3,773,560
      885,000  Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                                5.500         6/15/2015          980,191
    1,115,000  Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A)(b)                                            5.500         6/15/2015        1,255,267
    3,100,000  Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                          Zero Coupon         6/15/2024        1,033,106
    2,000,000  Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                          Zero Coupon        12/15/2024          648,560
    2,000,000  Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series B) (MBIA Insured)(c)                       Zero Coupon         6/15/2020        1,377,160
    3,000,000  Regional Transportation Authority Illinois
               Revenue Bonds (Series A) (FGIC Insured)                           6.700         11/1/2021        3,645,600
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                  66,216,564
=========================================================================================================================

Indiana (1.8%)
-------------------------------------------------------------------------------------------------------------------------
    1,250,000  East Chicago, Indiana Elementary School Building
               Corporation Revenue Bonds                                         6.250          1/5/2016        1,437,738
      285,000  Indiana State Housing Authority Single Family
               Mortgage Revenue Bonds (Series C-2) (GNMA Insured)                5.250          7/1/2017          287,214
      510,000  Indiana Transportation Finance Authority Airport
               Facilities Lease Revenue Bonds (Series A)                         5.400         11/1/2006          545,216
      250,000  Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A)                                          6.800         12/1/2016          300,025
      570,000  Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (AMBAC Insured)(b)                       5.750          6/1/2012          651,248
      985,000  Indiana Transportation Finance Authority Highway
               Revenue Bonds (Series A) (MBIA/IBC Insured)(b)                    7.250          6/1/2015        1,189,614
    3,565,000  Indiana Transportation Finance Authority Highway
               Unrefunded Revenue Bonds (Series A) (MBIA/IBC
               Insured)                                                          7.250          6/1/2015        4,401,456
    2,500,000  Petersburg, Indiana Industrial Pollution Control
               Revenue Bonds (Indianapolis Power and Light Company)
               (Series A) (MBIA/IBC Insured)                                     6.100          1/1/2016        2,534,725
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                   11,347,236
=========================================================================================================================

Kansas (1.2%)
-------------------------------------------------------------------------------------------------------------------------
    4,140,000  Kansas City, Kansas Utility System Unrefunded
               Revenue Bonds (FGIC Insured)(b)                                   6.375          9/1/2023        4,295,250
      890,000  Sedgwick and Shawnee Counties, Kansas Single Family
               Mortgage Revenue Bonds (Series A-2) (GNMA Insured)                6.700          6/1/2029          939,537
    2,300,000  University of Kansas Hospital Authority Health
               Facilities Revenue Bond                                           5.500          9/1/2022        2,332,430
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                     7,567,217
=========================================================================================================================

Louisiana (2.4%)
-------------------------------------------------------------------------------------------------------------------------
    2,055,000  Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series A-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                            7.500         12/1/2030        2,175,033
      715,000  Jefferson Parish, Louisiana Home Mortgage Authority
               Single Family Mortgage Revenue Bonds (Series D-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                            7.500          6/1/2026          753,038
    1,105,000  Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series A-2)  (GNMA/FNMA/FHLMC
               Insured) (Subject to 'AMT')                                       7.800         12/1/2026        1,172,637
      720,000  Louisiana Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                       7.050          6/1/2031          762,257
    3,000,000  Louisiana Public Facilities Authority Hospital
               Revenue Bonds (Lake Charles Memorial)  (AMBAC/TCRS
               Insured)                                                          8.625         12/1/2030        3,803,250
    2,605,000  Regional Transportation Authority Louisiana Sales
               Tax Revenue Bonds (Series A) (FGIC Insured)                       8.000         12/1/2012        3,369,125
    4,200,000  Tobacco Settlement Financing Corporation,  Louisiana
               Revenue Bonds (Series 2001-B)                                     5.500         5/15/2030        3,577,728
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                 15,613,068
=========================================================================================================================

Maryland (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    1,550,000  Maryland State Economic Development Corporation
               Student Housing Revenue Bonds (Sheppard Pratt)  (ACA
               Insured)                                                          6.000          7/1/2033        1,630,073
      185,000  Prince Georges County, Maryland Housing Authority
               Single Family Mortgage Revenue Bonds (Series A)
               (GNMA/FNMA/ FHLMC Insured) (Subject to 'AMT')                     7.400          8/1/2032          186,832
      425,000  Westminster, Maryland Education Facilities
               Revenue Bond (McDaniel College)                                   5.500          4/1/2027          422,798
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                   2,239,703
=========================================================================================================================

Massachusetts (1.4%)
-------------------------------------------------------------------------------------------------------------------------
    4,935,000  Massachusetts State Construction Lien General
               Obligation Bonds (Series A) (FGIC-TCRS)                           5.250          1/1/2013        5,395,041
      725,000  Massachusetts State Development Finance Agency
               Revenue Bonds (Devens Electric Systems)                           5.625         12/1/2016          764,041
    1,000,000  Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Partners Healthcare System)
               (Series C)                                                        6.000          7/1/2016        1,099,470
    1,170,000  Westfield, Massachusetts General Obligation Bonds
               (FGIC Insured)(b)                                                 6.500          5/1/2014        1,385,771
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                              8,644,323
=========================================================================================================================

Michigan (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      515,000  Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist
               Retirement)                                                       4.800        11/15/2005          510,664
      545,000  Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist
               Retirement)                                                       4.900        11/15/2006          536,367
    3,965,000  Chelsea, Michigan Economic Development Corporation
               Obligation Revenue Bonds (United Methodist
               Retirement)                                                       5.400        11/15/2027        3,480,556
    2,000,000  East Lansing, Michigan Building Authority General
               Obligation Bonds                                                  5.700          4/1/2020        2,272,860
    1,000,000  Grand Valley, Michigan State University Revenue Bonds
               (MBIA Insured)                                                    5.250         10/1/2017        1,062,400
      135,000  Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                 4.800         5/15/2005          134,437
    1,380,000  Michigan Public Power Agency Revenue Bonds
               (Combustion Turbine #1 Project) (Series A)/ (AMBAC
               Insured)                                                          5.250          1/1/2016        1,478,753
      950,000  Michigan State Hospital Finance Authority
               Revenue Bonds (Hackley Hospital) (Series A)                       4.800          5/1/2005          972,334
    6,580,000  Michigan State Hospital Finance Authority
               Revenue Bonds (Oakwood Obligated Group)                           5.000         11/1/2009        7,066,130
      990,000  Summit Academy North Michigan Public School Academy
               Certificates of Participation                                     6.550          7/1/2014        1,002,405
      690,000  Summit Academy North Michigan Public School Academy
               Certificates of Participation                                     8.375          7/1/2030          716,468
    1,000,000  Trenton, Michigan Building Authority General
               Obligation Bonds (AMBAC Insured)                                  5.600         10/1/2019        1,100,860
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  20,334,234
=========================================================================================================================

Minnesota (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      375,000  Chaska, Minnesota Economic Development Authority
               School Facilities Lease Revenue Bonds (Independent
               School District #112) (Series A)                                  5.125         12/1/2010          396,941
    4,000,000  Lakeville, Minnesota Independent School District
               #194 (Series B) (FGIC Insured)                              Zero Coupon          2/1/2016        2,271,800
      300,000  Scott County, Minnesota Housing and Redevelopment
               Authority Facilities Lease Revenue Bonds (Workforce
               Center Project)                                                   5.000          2/1/2017          306,330
      525,000  Scott County, Minnesota Housing and Redevelopment
               Authority Facilities Lease Revenue Bonds (Workforce
               Center Project)                                                   5.000          2/1/2018          534,807
   10,530,000  Southern Minnesota Municipal Power Agency Power
               Supply System Revenue Bonds (Series A) (AMBAC
               Insured)(d)                                                       5.000          1/1/2011       11,440,424
    5,000,000  White Earth Band of Chippewa Indians,  Minnesota
               Revenue Bonds (Series A) (ACA Insured)                            7.000         12/1/2011        5,471,350
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                 20,421,652
=========================================================================================================================

Missouri (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      785,000  Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds  (Eastland
               Center Project Phase II Series B)                                 5.875          4/1/2017          826,432
      500,000  Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds  (Eastland
               Center Project Phase II Series B)                                 6.000          4/1/2021          525,965
    1,000,000  Missouri State Environmental Improvement and Energy
               Resources Authority Water Pollution Revenue Bonds
               (Series A)                                                        5.250          1/1/2018        1,071,230
    3,375,000  Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Bethesda Health)
               (Series A)(b)                                                     7.500         8/15/2012        3,503,925
      450,000  Missouri State Housing Development Commission Single
               Family Mortgage Revenue Bonds (Series B-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                            7.450          9/1/2031          467,870
      700,000  Missouri State Housing Development Commission Single
               Family Mortgage Revenue Bonds (Series C-1)
               (GNMA/FNMA Insured) (Subject to 'AMT')                            7.150          3/1/2032          729,050
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                   7,124,472
=========================================================================================================================

Montana (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      100,000  Montana State Board of Housing Single Family
               Mortgage Revenue Bonds (Series A-1)                               6.000          6/1/2016          101,421
      370,000  Montana State Board of Housing Single Family
               Mortgage Revenue Bonds (Series A-2) (Subject to
               'AMT')                                                            6.250          6/1/2019          380,682
    1,340,000  Montana State Board of Regents Revenue Bonds  (Higher
               Education-University of Montana) (Series F)  (MBIA
               Insured)                                                          5.750         5/15/2016        1,499,259
    3,000,000  Montana State Health Facilities Authority
               Revenue Bonds  (Hillcrest Senior Living Project)                  7.375          6/1/2030        3,167,310
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                    5,148,672
=========================================================================================================================

Nebraska (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  American Public Energy Agency Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                        4.000          9/1/2004          504,675
      170,000  American Public Energy Agency Nebraska Gas Supply
               Revenue Bonds (Nebraska Public Gas Agency Project)
               (Series C) (AMBAC Insured)                                        4.300          3/1/2011          177,655
    2,500,000  Nebraska Public Power District Revenue Bonds
               (Series B)  (AMBAC Insured)                                       5.000          1/1/2013        2,693,325
    1,675,000  Omaha, Nebraska Special Assessment Bonds  (Riverfront
               Redevelopment Project) (Series A)                                 5.500          2/1/2015        1,854,476
    5,000,000  University of Nebraska Revenue Bonds (Lincoln Student
               Fees & Facilities) (Series B)                                     5.000          7/1/2023        5,073,350
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                  10,303,481
=========================================================================================================================

Nevada (0.5%)
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Washoe County, Nevada General Obligation Bonds
               (Reno-Sparks Convention) (Series A) (FSA Insured)(b)              6.400          7/1/2029        2,912,150
-------------------------------------------------------------------------------------------------------------------------
               Total Nevada                                                                                     2,912,150
=========================================================================================================================

New Jersey (1.9%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Hudson County, New Jersey Certificate Of
               Participation Department of Finance and
               Administration  (MBIA Insured)                                    6.250         12/1/2015        2,356,060
    5,000,000  New Jersey Transportation Trust Fund Authority
               Revenue Bond (Transportation System) (Series A)  (FSA
               Insured)                                                          5.500        12/15/2016        5,593,600
    4,570,000  Tobacco Settlement Authority New Jersey Tobacco
               Settlement Revenue Bonds                                          5.375          6/1/2018        3,965,115
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                11,914,775
=========================================================================================================================

New Mexico (1.3%)
-------------------------------------------------------------------------------------------------------------------------
    3,500,000  Jicarilla, New Mexico Apache Nation Revenue Bonds
               (Series A)                                                        5.500          9/1/2023        3,561,600
    2,525,000  New Mexico Mortgage Finance Authority Revenue Bonds
               (Series F) (GNMA/FNMA Insured)                                    7.000          1/1/2026        2,734,726
      450,000  New Mexico Mortgage Finance Authority Single Family
               Mortgage Capital Appreciation Revenue Bonds
               (Series D-2) (Subject to 'AMT')                             Zero Coupon          9/1/2019          339,588
    1,675,000  New Mexico Mortgage Finance Authority Single Family
               Mortgage Revenue Bonds (Series C-2)  (GNMA/FNMA
               Insured) (Subject to 'AMT')                                       6.950          9/1/2031        1,805,315
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                 8,441,229
=========================================================================================================================

New York (11.3%)
-------------------------------------------------------------------------------------------------------------------------
    3,500,000  Metropolitan Transportation Authority New York
               Revenue Bonds (Series A) (FGIC Insured)                           5.000        11/15/2025        3,514,875
    3,000,000  Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (Series A)                5.500          7/1/2017        3,313,500
   13,000,000  New York City Transitional Finance Authority  (Future
               Tax Secured) (Series B)                                           5.250          2/1/2029       14,150,887
    1,100,000  New York Counties Tobacco Trust Settlement
               Revenue Bonds                                                     5.800          6/1/2023        1,105,764
    4,000,000  New York State Dormitory Authority Revenue Bonds
               (Series B)(e)                                                     5.250         5/15/2012        4,318,280
    2,000,000  New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities) (Series A)              7.500         5/15/2013        2,504,540
    5,000,000  New York State Dormitory Authority Revenue Bonds
               (State University Educational Facilities)
               (Series A)(d)                                                     5.875         5/15/2017        5,703,050
    2,000,000  New York State Local Government Assistance
               Corporation Revenue Bonds (Series E) (MBIA/IBC
               Insured)                                                          5.250          4/1/2016        2,192,580
    1,900,000  New York State Mortgage Agency Revenue Bonds
               (Series 26)                                                       5.350         10/1/2016        1,901,691
    3,000,000  New York State Thruway Authority General
               Revenue Bonds (Series E)                                          5.000          1/1/2016        3,124,800
   10,000,000  New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                        5.000          1/1/2017       10,644,500
    3,000,000  New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)                        5.375        11/15/2021        3,171,690
    4,500,000  New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(c)                     5.500         11/1/2011        5,019,345
    1,250,000  New York, New York General Obligation Bonds
               (Series G)                                                        5.000          8/1/2013        1,307,688
    4,750,000  New York, New York General Obligation Bonds
               (Series G)                                                        5.250          8/1/2015        5,010,632
    3,000,000  New York, New York General Obligation Bonds
               (Series H)  (FSA/CR Insured)                                      5.250         3/15/2016        3,212,520
    2,000,000  New York, New York General Obligation Bonds
               (Series I)                                                        5.000          8/1/2016        2,053,860
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                  72,250,202
=========================================================================================================================

North Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------------
    1,170,000  Fayetteville, North Carolina Public Works Commission
               Revenue Bonds (FSA Insured)(b)                                    5.125          3/1/2017        1,273,779
    1,475,000  North Carolina Eastern Municipal Power Agency Power
               System Prerefunded Revenue Bonds (Series A)(b)                    6.000          1/1/2026        1,707,180
    4,000,000  North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds                                              5.375          1/1/2017        4,121,760
      175,000  North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                   6.000          1/1/2006          184,662
    2,375,000  North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series B)                                   5.500          1/1/2021        2,386,804
    2,000,000  North Carolina Eastern Municipal Power Agency Power
               System Revenue Bonds (Series D)                                   6.750          1/1/2026        2,174,780
    1,250,000  North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                 6.250          1/1/2007        1,356,900
      250,000  North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                 6.500          1/1/2009          280,152
      610,000  North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B)                                 6.375          1/1/2013          676,612
    1,000,000  Wake County, North Carolina Industrial, Facilities,
               and Pollution Control Revenue Bonds (Carolina Power
               and Light Company Project)                                        5.375          2/1/2017        1,061,840
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            15,224,469
=========================================================================================================================

North Dakota (0.5%)
-------------------------------------------------------------------------------------------------------------------------
    3,250,000  Ward County, North Dakota Health Care Facilities
               Revenue Bonds (Trinity Medical Center) (Series B)                 6.250          7/1/2021        3,298,718
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                               3,298,718
=========================================================================================================================

Ohio (1.3%)
-------------------------------------------------------------------------------------------------------------------------
    1,700,000  Cincinnati, Ohio General Obligation Bonds                         5.375         12/1/2019        1,829,710
    2,000,000  Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                        6.750          4/1/2018        2,179,400
    2,500,000  Montgomery County, Ohio Hospital Revenue Bonds
               (Kettering Medical Center)                                        6.750          4/1/2022        2,681,875
    1,775,000  Ohio Housing Finance Agency Mortgage Residential
               Revenue Bonds (Series A-1) (GNMA Insured) (Subject to
               'AMT')                                                            5.750          9/1/2026        1,841,119
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                       8,532,104
=========================================================================================================================

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------------
    1,040,000  Oklahoma Development Finance Authority Hospital
               Revenue Bond (Unity Health Center Project)                        5.000         10/1/2011        1,079,094
      255,000  Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series C-2) (Subject to
               'AMT')                                                            7.550          9/1/2028          271,238
      455,000  Oklahoma Housing Finance Agency Single Family
               Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                       7.100          9/1/2028          488,333
    2,900,000  Payne County, Oklahoma Economic Development
               Authority Student Housing Revenue Bonds (Collegiate
               Housing Foundation) (Series A)(b)                                 6.375          6/1/2030        3,386,620
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                   5,225,285
=========================================================================================================================

Oregon (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      550,000  Forest Grove, Oregon Revenue Bonds (Campus
               Improvement -- Pacific University)                                6.000          5/1/2015          611,710
    3,500,000  Klamath Falls, Oregon Inter-Community Hospital
               Authority Revenue Bonds (Gross-Merle West Medical
               Center Project)(b)                                                7.100          9/1/2024        3,638,215
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                     4,249,925
=========================================================================================================================

Pennsylvania (2.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,480,000  Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series B)                                   6.000        12/15/2010        2,712,674
    2,330,000  Allegheny County, Pennsylvania Redevelopment
               Authority Tax Increment Tax Allocation Bonds
               (Waterfront Project) (Series C)                                   6.550        12/15/2017        2,569,827
    3,540,000  Carbon County, Pennsylvania Industrial Development
               Authority Revenue Bonds (Panther Creek Partners
               Project)  (Subject to 'AMT')                                      6.650          5/1/2010        3,832,546
    2,000,000  Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds  (FSA
               Insured)                                                    Zero Coupon         3/15/2016        1,147,560
    1,520,000  Cornwall Lebanon, Pennsylvania School District
               Capital Appreciation General Obligation Bonds  (FSA
               Insured)                                                    Zero Coupon         3/15/2017          823,962
    1,000,000  Lancaster County, Pennsylvania Hospital Authority
               Revenue Bonds                                                     5.500         3/15/2026          996,160
      435,000  Montgomery County, Pennsylvania Higher Education and
               Health Authority Revenue Bonds (Foulkeways at
               Gwynedd Project)                                                  6.750        11/15/2024          454,893
    1,880,000  Montgomery County, Pennsylvania Higher Education and
               Health Authority Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                          6.750        11/15/2030        1,955,632
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              14,493,254
=========================================================================================================================

Puerto Rico (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,980,000   Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                 6.625          6/1/2026        2,053,498
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                                2,053,498
=========================================================================================================================

South Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                             6.250          1/1/2021        2,380,980
    3,320,000  Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (Series A)(b)                              6.550          1/1/2016        3,422,588
    2,000,000  South Carolina Jobs Economic Development Authority
               Hospital Facilities Revenue Bonds (Palmetto Health
               Alliance) (Series C)                                              6.875          8/1/2027        2,155,780
    5,000,000  South Carolina State Public Service Authority
               Revenue Referendum (Series D) (FSA Insured)                       5.000          1/1/2020        5,145,750
      500,000  South Carolina Transportation Infrastructure Bank
               Revenue Bonds (Series A) (MBIA Insured)                           5.500         10/1/2007          550,210
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                            13,655,308
=========================================================================================================================

South Dakota (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  South Dakota State Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health Care
               System, Inc.) (ACA/CBI Insured)                                   5.650          4/1/2022        2,061,100
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               2,061,100
=========================================================================================================================

Tennessee (2.1%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Carter County Industrial Development Board
               Revenue Bonds(d)                                                  4.150         10/1/2007        2,063,400
    2,000,000  Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities and Project Revenue Bonds
               (Federal Express Corporation)                                     5.350          9/1/2012        2,166,720
    2,000,000  Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities Revenue Bonds  (Federal Express
               Corporation)                                                      5.050          9/1/2012        2,119,020
    1,500,000  Metropolitan Government Nashville and Davidson
               County, Tennessee Health and Educational Facilities
               Revenue Bonds (Series A-1 (GNMA Insured)                          7.250         6/20/2036        1,502,940
    4,155,000  Metropolitan Government Nashville and Davidson
               County,  Tennessee Industrial Development Board
               Revenue Bonds  (Series A) (GNMA Insured)                          6.625         3/20/2036        4,596,178
      640,000  Tennergy Corporation Tennessee Gas Revenue Bonds
               (MBIA Insured)                                                    4.125          6/1/2009          665,178
      150,000  Tennessee Energy Acquisition Corporation Gas
               Revenue Bonds (Series A) (AMBAC Insured)                          5.000          9/1/2007          161,332
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 13,274,768
=========================================================================================================================

Texas (11.8%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express Corporation
               Project) (Subject to 'AMT')                                       6.375          4/1/2021        2,116,100
    2,000,000  Amarillo, Texas Health Facilities Corporation
               Revenue Bonds (Baptist St. Anthony's Hospital
               Corporation)  (FSA Insured)                                       5.500          1/1/2017        2,192,800
      750,000  Arlington, Texas General Obligation Bonds                         5.375         8/15/2016          805,770
    1,055,000  Arlington, Texas General Obligation Bonds                         5.500         8/15/2019        1,135,243
    1,250,000  Austin, Texas Utility System Revenue Bonds (FGIC
               Insured)                                                          6.000        11/15/2013        1,436,275
    2,265,000  Bexar County, Texas Housing Finance Corporation
               Multi- Family Housing Revenue Bonds (American
               Opty-Waterford Apartments) (Series A1)                            7.000         12/1/2036        2,266,382
    1,930,000  Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dymaxion and
               Marrach Park Apartments) (Series A) (MBIA Insured)                6.000          8/1/2023        2,030,900
    2,000,000  Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Nob Hill
               Apartments) (Series A)                                            6.000          6/1/2031        2,020,780
    1,720,000  Bexar County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Pan American
               Apartments) (Series A-1) (GNMA Insured)                           7.000         3/20/2031        1,935,791
    1,000,000  Bluebonnet Trails Community Mental Health and Mental
               Retardation Revenue Bonds                                         6.125         12/1/2016        1,033,860
      500,000  Corpus Christi, Texas General Obligation Bonds
               (Series A)  (FSA Insured)                                         5.000          3/1/2012          539,270
    1,375,000  Deer Park, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                                5.000         2/15/2013        1,476,241
    1,270,000  Denton, Texas Independent School District General
               Obligation Bonds(e)                                               3.450         1/31/2005        1,288,390
    3,210,000  Denton, Texas Utility System Revenue Bonds (Series A)
               (FSA Insured)                                                     5.250         12/1/2015        3,463,205
    1,445,000  Frisco, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                                6.250         8/15/2017        1,667,082
    7,000,000  Harris County, Houston, Texas General Obligation
               Bonds (MBIA Insured)                                        Zero Coupon         8/15/2024        2,316,230
    1,500,000  Harris County, Texas Health Facilities Corporation
               Revenue Bonds (Sisters of Charity Health Care
               Systems)  (Series B)(b)                                           6.250          7/1/2027        1,760,160
    6,000,000  Houston, Texas Airport System Revenue Bonds  (FSA
               Insured)                                                          5.000          7/1/2027        6,036,060
    5,000,000  Houston, Texas Water and Sewer System Revenue Bonds
               (Series A) (FSA Insured)                                          5.750         12/1/2032        5,593,500
    1,000,000  Lower Colorado River Authority Texas Revenue Bonds
               (Series A)                                                        5.875         5/15/2015        1,120,190
      370,000  Mesquite, Texas Independent School District General
               Obligation Bonds (Series A) (PSF/GTD Insured)                     6.000         2/15/2020          407,400
    3,400,000  Mesquite, Texas Independent School District General
               Obligation Bonds (Series A) (PSF/GTD Insured)(b)                  6.000         2/15/2020        3,813,236
      575,000  Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                    6.250          7/1/2010          604,980
    1,865,000  Nueces County, Texas Housing Finance Corporation
               Multi-Family Housing Revenue Bonds (Dolphins Landing
               Apartments Project) (Series A)                                    6.875          7/1/2030        1,954,147
    1,000,000  Ridge Parc Development Corporation Texas Multifamily
               Revenue Bonds (GNMA Insured)                                      6.100         6/20/2033        1,087,320
    2,795,000  Ridge Parc Development Corporation Texas Multifamily
               Revenue Bonds (GNMA Insured)                                      6.150        11/20/2041        3,011,445
    1,365,000  San Antonio, Texas General Obligation Bonds  (General
               Improvement)                                                      5.250          2/1/2014        1,463,130
    1,000,000  San Antonio, Texas Water Revenue Bonds (FSA Insured)              5.500         5/15/2018        1,082,300
    1,000,000  San Antonio, Texas Water Revenue Bonds (FSA Insured)              5.500         5/15/2019        1,079,480
    1,000,000  San Antonio, Texas Water Revenue Bonds (FSA Insured)              5.500         5/15/2020        1,071,060
    1,180,000  South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                     6.000         8/15/2017        1,331,618
    1,250,000  South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                     6.000         8/15/2018        1,409,325
    1,275,000  South San Antonio, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                     6.000         8/15/2019        1,436,198
    1,410,000  Tarrant County, Texas College District General
               Obligation Bonds                                                  5.375         2/15/2013        1,551,240
    1,040,000  Tarrant County, Texas Housing Finance Corporation
               Multi-Family Revenue Bonds (Series A)                             6.000          6/1/2031          852,072
    2,000,000  Travis County, Texas Health Facilities Development
               Corporation Revenue Bonds (Ascension Health Credit)
               (Series A) (MBIA Insured)(b)                                      6.250        11/15/2017        2,348,000
      315,000  Westlake, Texas General Obligation Bonds                          6.500          5/1/2013          357,270
      350,000  Westlake, Texas General Obligation Bonds                          6.500          5/1/2015          391,909
      335,000  Westlake, Texas General Obligation Bonds                          6.500          5/1/2017          371,485
    1,650,000  Westlake, Texas General Obligation Bonds                          5.750          5/1/2024        1,692,058
    2,000,000  Westlake, Texas General Obligation Bonds                          5.800          5/1/2032        2,043,120
    3,280,000  Wylie, Texas Independent School District Unrefunded
               General Obligation Bonds (PSF/GTD Insured)                        7.000         8/15/2024        3,921,404
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                     75,514,426
=========================================================================================================================

Utah (0.4%)
-------------------------------------------------------------------------------------------------------------------------
    1,605,000  Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series A) (AMBAC/TCRS Insured)(b)                  5.500          7/1/2020        1,629,540
      440,000  Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series B)(b)                                       5.250          7/1/2017          446,692
      585,000  Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series B) (MBIA/IBC Insured)(b)                    5.000          7/1/2016          586,240
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                       2,662,472
=========================================================================================================================

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems
               Project)                                                          5.250         8/15/2019        2,609,500
    1,355,000  Riverside, Virginia Regional Jail Authority Jail
               Facilities Revenue Bonds (MBIA Insured)(b)                        5.875          7/1/2014        1,453,359
    1,130,000  Riverside, Virginia Regional Jail Authority Jail
               Facilities Unrefunded Revenue Bonds (MBIA
               Insured)(b)                                                       5.875          7/1/2014        1,212,027
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                   5,274,886
=========================================================================================================================

Washington (4.1%)
-------------------------------------------------------------------------------------------------------------------------
    2,060,000  Clark and Skamania Counties, Washington School
               District #112-6 Washougal General Obligation Bonds
               (FGIC Insured)(b)                                                 6.000         12/1/2019        2,394,091
    1,000,000  Energy Northwest, Washington Electric Revenue Bonds
               (Columbia Generating) (Series A) (MBIA Insured)                   5.750          7/1/2018        1,098,270
    1,000,000  Grant County, Washington Public Utilities District #2
               Priest Rapids Hydro Electric Revenue Bonds (Series A)
               (MBIA Insured)                                                    5.250          1/1/2017        1,051,400
    5,000,000  King County, Washington Sewer Revenue Bonds
               (Series B)  (FSA Insured)                                         5.500          1/1/2013        5,511,600
    2,000,000  Washington State General Obligation Bonds  (Motor
               Vehicle Fuel Tax)                                                 5.000          9/1/2007        2,159,700
    5,000,000  Washington State General Obligation Bonds (Series A)              6.750          2/1/2015        5,978,850
    1,700,000  Washington State Health Care Facilities Authority
               Revenue Bonds (Kadlec Medical Center)                             6.000         12/1/2030        1,819,544
    2,000,000  Washington State Health Care Facilities Authority
               Revenue Bonds (Swedish Health Services) (AMBAC
               Insured)                                                          5.125        11/15/2018        2,084,560
    2,975,000  Washington State Housing Finance Commission
               Multi-Family Mortgage Revenue Bonds (Pooled Loan
               Program) (Subject to 'AMT')                                       6.300          1/1/2021        3,166,322
    1,000,000  Washington State Housing Finance Commission
               Nonprofit Housing Revenue Bonds (Crista Ministries
               Projects) (Series A)                                              5.350          7/1/2014        1,022,090
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                26,286,427
=========================================================================================================================

Wisconsin (1.4%)
-------------------------------------------------------------------------------------------------------------------------
    1,105,000  Monroe, Wisconsin School District General Obligation
               Bonds (AMBAC Insured)(b)                                          6.875          4/1/2014        1,322,563
    1,500,000  Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Aurora Health Care)
               (Series B)                                                        5.500         2/15/2015        1,499,790
    1,000,000  Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Eagle River Memorial
               Hospital, Inc. Project)                                           5.750         8/15/2020        1,069,970
    1,000,000  Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Franciscan Sisters
               Christian)  (Series A)                                            5.500         2/15/2018        1,003,790
    2,000,000  Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Marshfield Clinic)
               (Series B)                                                        6.000         2/15/2025        2,032,060
    2,000,000  Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Watertown Memorial
               Hospital, Inc.)                                                   5.500         8/15/2029        2,039,960
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                  8,968,133
=========================================================================================================================

Wyoming (1.0%)
-------------------------------------------------------------------------------------------------------------------------
    5,825,000  Wyoming State Farm Loan Board Capital Facilities
               Revenue Bonds                                                     5.750         10/1/2020        6,523,534
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    6,523,534
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $599,045,790)                                               633,580,126
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (0.9%)                             Interest Rate (f) Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
     $720,000  Arizona Health Facilities Authority Revenue Bonds
               (Arizona Healthcare Pooled Financing) (FGIC Insured)              4.000%         6/1/2004         $720,506
    1,200,000  Boston, Massachusetts Water and Sewer Community
               Revenue Bond (Series A) (LOC-State Street)(e)                     1.000          5/6/2004        1,200,000
      905,000  Hammond, Indiana Pollution Control Revenue Bonds
               (Amoco Oil Company Project)(e)                                    1.100          5/3/2004          905,000
      740,000  Harris County, Texas Health Facilities Development
               Authority Revenue Bonds (Texas Childrens Hospital)
               (MBIA Insured) (Series B-1)(e)                                    1.110          5/3/2004          740,000
      260,000  Hillsdale, Michigan Hospital Finance Authority
               Revenue Bonds (Hillsdale Community Health Center)                 4.700         5/15/2004          259,894
      150,000  Massachusetts State Health and Educational Facilities
               Authority Revenue Bond (Capital Asset Program)
               (Series C)(e)                                                     1.080          5/3/2004          150,000
      750,000  Salt Lake, Utah County Pollution Control
               Revenue Bonds  (Service Station Holding Project-BP
               PLC)(e)                                                           1.100          5/3/2004          750,000
      695,000  St. Lucie County, Florida Pollution Control
               Revenue Bond Florida Power and Light Project(e)                   1.110          5/3/2004          695,000
      100,000  Valdez, Alaska Marine Term Revenue Bond  (BP
               Pipeline, Inc.)(e)                                                1.100          5/3/2004          100,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,520,400
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $604,566,190)                                                         $639,100,526
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes securities that have been pre-refunded or escrowed to maturity.
    Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(d) At April 30, 2004, all or a portion of the denoted securities, valued at $12,167,050, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                     Notional
                        Number of        Expiration                                 Principal        Unrealized
Type                    Contracts              Date      Position         Value        Amount              Gain
-------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bond Futures    100         June 2003         Short   $11,050,000   $11,324,756          $274,756

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) The interest rate shown reflects the coupon, or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Bond Fund
Schedule of Investments as of April 30, 2004(a)

    Principal
       Amount  Long-Term Fixed Income (73.7%)                            Interest Rate     Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (5.7%)
-------------------------------------------------------------------------------------------------------------------------
   $1,151,060  Capital Auto Receivables Asset Trust(b)                           1.120%        5/15/2004       $1,151,100
   12,500,000  Chase Credit Card Master Trust(b,c)                               1.230         5/15/2004       12,531,775
    6,000,000  Countrywide Asset Backed Certificates(c)                          4.905         8/25/2032        6,012,870
    1,429,990  EQCC Home Equity Loan Trust                                       6.930         2/15/2029        1,433,284
    3,750,000  Federal Home Loan Mortgage Corporation                            3.158        12/27/2029        3,784,946
   11,000,000  GMAC Mortgage Corporation Loan Trust(b,c)                         1.230         5/25/2004       11,029,447
    2,811,198  Green Tree Financial Corporation                                  7.650        10/15/2027        2,999,515
      105,516  Green Tree Home Improvement Loan Trust                            8.100         9/15/2027          105,815
    1,000,000  Residential Asset Securities Corporation                          3.250         5/25/2029          994,827
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   40,043,579
=========================================================================================================================

Basic Materials (1.2%)
-------------------------------------------------------------------------------------------------------------------------
    1,500,000  Codelco, Inc.                                                     5.500        10/15/2013        1,492,314
    2,445,000  Phelps Dodge Corporation                                          8.750          6/1/2011        2,948,712
    2,000,000  Precision Castparts Corporation                                   5.600        12/15/2013        1,970,692
    2,000,000  Weyerhaeuser Company(d)                                           5.250        12/15/2009        2,058,416
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            8,470,134
=========================================================================================================================

Capital Goods (3.7%)
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Boeing Capital Corporation(d)                                     6.100          3/1/2011        2,674,465
    3,000,000  Bombardier Capital, Inc.(c)                                       6.125         6/29/2006        3,152,187
    3,500,000  Goodrich Corporation(d)                                           6.450        12/15/2007        3,818,076
    4,000,000  Hutchison Whampoa International, Ltd.                             6.250         1/24/2014        3,926,344
    1,500,000  Packaging Corporation of America                                  4.375          8/1/2008        1,490,462
    3,400,000  Raytheon Company(c)                                               6.000        12/15/2010        3,657,434
    1,900,000  Sealed Air Corporation                                            5.375         4/15/2008        1,977,588
    1,500,000  Tyco International Group SA                                       6.750         2/15/2011        1,617,656
    3,750,000  Tyco International Group SA                                       6.000        11/15/2013        3,801,484
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             26,115,696
=========================================================================================================================

Commercial Mortgage-Backed Securities (6.4%)
-------------------------------------------------------------------------------------------------------------------------
    5,000,000  Banc of America Commercial Mortgage, Inc.(c)                      6.085         6/11/2035        5,379,925
    3,000,000  Banc of America Commercial Mortgage, Inc.(c)                      5.118         7/11/2043        3,043,416
    3,000,000  Bear Stearns Commercial Mortgage Securities                       3.869         2/11/2041        2,924,988
    1,418,667  CAM Commercial Mortgage Corporation                               4.834        11/14/2036        1,462,051
    4,000,000  First Union National Bank Commercial Mortgage
               Trust(c)                                                          7.390        12/15/2031        4,542,728
    2,729,558  First Union-Lehman Brothers-Bank of America
               Commercial Mortgage Trust                                         6.280        11/18/2035        2,824,707
    2,600,000  LB-UBS Commercial Mortgage Trust                                  3.323         3/15/2027        2,554,989
    8,000,000  LB-UBS Commercial Mortgage Trust                                  3.086         5/15/2027        7,753,528
    5,500,000  Morgan Stanley Capital I, Inc.                                    6.210        11/15/2031        5,962,781
    5,000,000  Nationslink Funding Corporation(c)                                6.476         8/20/2030        5,470,655
    3,000,000  Wachovia Bank Commercial Mortgage Trust                           4.390         2/15/2036        2,903,337
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     44,823,105
=========================================================================================================================

Communications Services (4.3%)
-------------------------------------------------------------------------------------------------------------------------
    1,750,000  AT&T Broadband Corporation                                        8.375         3/15/2013        2,087,974
    2,500,000  AT&T Wireless Services, Inc.                                      8.750          3/1/2031        3,049,822
    2,000,000  British Sky Broadcasting Group plc(c)                             8.200         7/15/2009        2,332,728
    4,000,000  Continental Cablevision, Inc.(c)                                  8.875         9/15/2005        4,338,720
    2,500,000  News America, Inc.                                                7.250         5/18/2018        2,775,248
    3,500,000  Sprint Capital Corporation                                        7.625         1/30/2011        3,946,880
    2,500,000  Sprint Capital Corporation                                        6.900          5/1/2019        2,587,070
    2,000,000  Telefonos de Mexico SA                                            4.500        11/19/2008        1,976,536
    1,750,000  TELUS Corporation                                                 7.500          6/1/2007        1,933,824
    2,150,000  TELUS Corporation                                                 8.000          6/1/2011        2,493,914
    2,000,000  Verizon Global Funding Corporation                                7.250         12/1/2010        2,261,040
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   29,783,756
=========================================================================================================================

Consumer Cyclical (5.1%)
-------------------------------------------------------------------------------------------------------------------------
    5,500,000  D.R. Horton, Inc.(c)                                              7.500         12/1/2007        5,995,000
    2,000,000  DaimlerChrysler North American Holdings Corporation               4.750         1/15/2008        2,028,948
    2,500,000  Delphi Auto Systems Corporation                                   6.500          5/1/2009        2,654,650
    1,500,000  Ford Motor Credit Company                                         6.500         1/25/2007        1,590,668
    2,500,000  Ford Motor Credit Company                                         7.375        10/28/2009        2,702,422
    2,000,000  Ford Motor Credit Company                                         7.375          2/1/2011        2,138,652
    3,000,000  General Motors Acceptance Corporation(c)                          6.125          2/1/2007        3,166,782
    2,500,000  General Motors Acceptance Corporation                             5.850         1/14/2009        2,578,732
    3,000,000  Lear Corporation                                                  8.110         5/15/2009        3,446,250
    1,750,000  Liberty Media Corporation                                         7.875         7/15/2009        1,989,124
    2,000,000  Liberty Media Corporation                                         5.700         5/15/2013        1,999,818
    1,500,000  Park Place Entertainment Corporation                              8.500        11/15/2006        1,642,500
    1,000,000  Ryland Group, Inc.                                                8.000         8/15/2006        1,092,500
    2,000,000  Yum! Brands, Inc.                                                 7.700          7/1/2012        2,312,872
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         35,338,918
=========================================================================================================================

Consumer Non-Cyclical (0.8%)
-------------------------------------------------------------------------------------------------------------------------
    1,400,000  Bunge Limited Finance Corporation                                 4.375        12/15/2008        1,395,150
    3,500,000  Bunge Limited Finance Corporation                                 7.800        10/15/2012        4,043,319
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      5,438,469
=========================================================================================================================

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------------
    2,250,000  Pemex Project Funding Master Trust(e)                             8.000        11/15/2011        2,477,250
    1,000,000  XTO Energy, Inc.                                                  4.900          2/1/2014          960,954
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,438,204
=========================================================================================================================

Financials (11.2%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Archstone-Smith Trust(c)                                          3.000         6/15/2008        1,919,218
    3,000,000  Associates Manufactured Housing Contract
               Pass-Through Certificates                                         7.900         3/15/2027        3,211,578
    1,000,000  Australia & New Zealand Banking Group, Ltd.  Capital
               Trust I                                                           4.484         1/29/2049          982,837
    2,000,000  Capital One Financial Corporation(c)                              7.250          5/1/2006        2,139,636
    3,250,000  Capital One Financial Corporation(d)                              8.750          2/1/2007        3,640,188
    1,500,000  Capital One Financial Corporation                                 6.250        11/15/2013        1,534,036
    3,500,000  Countrywide Financial Corporation                                 4.000         3/22/2011        3,303,380
    3,000,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                       3.516         1/15/2037        2,936,784
    2,500,000  Goldman Sachs Group, Inc.                                         5.250        10/15/2013        2,457,180
    2,000,000  HSBC Capital Funding, LP(b,c)                                     9.547        12/31/2049        2,481,844
    2,000,000  HSBC Capital Funding, LP(b)                                      10.176        12/31/2049        2,848,210
    2,500,000  ING Capital Funding Trust III(b)                                  8.439        12/29/2049        2,972,828
   13,650,000  Lehman Brothers, Inc.(b,c)                                        6.539         8/15/2008       14,589,530
    6,000,000  MBIA Global Funding, LLC(b,c)                                     1.240          7/8/2004        6,000,222
    1,750,000  Montpelier Reinsurance Holdings, Ltd.                             6.125         8/15/2013        1,770,158
    2,000,000  Morgan Stanley Dean Witter & Company                              4.250         5/15/2010        1,969,784
    2,000,000  RBS Capital Trust(b)                                              6.425        12/29/2049        1,974,496
    4,000,000  Regency Centers, LP                                               7.125         7/15/2005        4,219,312
    2,500,000  Royal Bank of Scotland Group plc                                  9.118         3/31/2049        3,066,010
    2,250,000  Simon Property Group, LP(c)                                       6.375        11/15/2007        2,460,872
    1,000,000  Simon Property Group, LP                                          4.875         3/18/2010        1,013,342
    1,000,000  Skandinaviska Enskilda(b)                                         4.958         3/29/2049          950,202
    2,000,000  Sovereign Bancorp, Inc.                                          10.500        11/15/2006        2,332,820
    3,000,000  Union Planters Corporation                                        7.750          3/1/2011        3,492,000
    1,500,000  Vornado Realty Trust                                              5.625         6/15/2007        1,601,422
    2,500,000  Westpac Capital Trust III(b)                                      5.819        12/29/2049        2,530,325
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                78,398,214
=========================================================================================================================

Foreign (0.8%)
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Corporacion Andina de Fomento(c)                                  6.875         3/15/2012        2,746,885
    3,000,000  Mexico Government International                                   6.625          3/3/2015        3,022,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    5,769,385
=========================================================================================================================

Mortgage-Backed Securities (20.2%)
-------------------------------------------------------------------------------------------------------------------------
   68,611,387  Federal National Mortgage Association 15-Yr
               Conventional(f)                                                   5.500          5/1/2019       70,661,483
   68,875,000  Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                   6.000          5/1/2034       70,446,176
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                               141,107,659
=========================================================================================================================

Other (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Glencore Funding, LLC                                             6.000         4/15/2014        1,890,064
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      1,890,064
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,000,000  Union Pacific Corporation                                         5.375          5/1/2014        1,996,008
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,996,008
=========================================================================================================================

U.S. Government (8.5%)
-------------------------------------------------------------------------------------------------------------------------
   10,000,000  Federal Home Loan Mortgage Corporation(b)                         1.085          6/9/2004       10,000,760
    8,000,000  Federal National Mortgage Association(b)                          1.055          5/3/2004        7,998,088
    1,500,000  U.S. Treasury Notes(d)                                            3.125         4/15/2009        1,467,012
   22,350,000  U.S. Treasury Notes(d)                                            6.000         8/15/2009       24,791,045
    3,625,000  U.S. Treasury Notes(d)                                            6.500         2/15/2010        4,122,306
   10,300,000  U.S. Treasury Notes(d)                                            5.000         2/15/2011       10,865,295
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           59,244,506
=========================================================================================================================

Utilities (4.7%)
-------------------------------------------------------------------------------------------------------------------------
    3,000,000  Alliant Energy Resources, Inc.(c)                                 7.375         11/9/2009        3,365,349
    2,500,000  Centerpoint Energy, Inc.(c)                                       7.250          9/1/2010        2,665,902
    5,250,000  FirstEnergy Corporation                                           6.450        11/15/2011        5,527,195
    2,000,000  NiSource Finance Corporation(d)                                   7.875        11/15/2010        2,328,190
    3,000,000  Oncor Electric Delivery Company(c)                                7.000          9/1/2022        3,228,705
    1,000,000  Pacific Gas & Electric Company                                    4.200          3/1/2011          959,481
    1,500,000  Pacific Gas & Electric Company                                    6.050          3/1/2034        1,418,552
    3,055,707  Power Contract Financing, LLC(c)                                  5.200          2/1/2006        3,101,635
    1,474,478  Power Receivables Finance, LLC                                    6.290          1/1/2012        1,513,787
    2,500,000  Texas-New Mexico Power Company                                    6.125          6/1/2008        2,548,992
    2,500,000  Western Resources, Inc.(c)                                        7.875          5/1/2007        2,782,500
    3,000,000  Xcel Energy, Inc.(c)                                              7.000         12/1/2010        3,361,680
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 32,801,968
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $511,909,529)                                               514,659,665
=========================================================================================================================

   Principal                                                                                    Maturity
      Amount   Collateral Held for Securities Loaned (7.5%)               Interest Rate (g)         Date            Value
-------------------------------------------------------------------------------------------------------------------------
 $52,124,160   State Street Navigator Securities Lending Prime Portfolio          1.070%             N/A      $52,124,160
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $52,124,160)                                                                                    52,124,160
=========================================================================================================================

    Shares or
    Principal                                                                                   Maturity
       Amount  Short-Term Investments (18.8%)                            Interest Rate (g)          Date            Value
-------------------------------------------------------------------------------------------------------------------------
  $10,000,000  Amsterdam Funding Corporation(c)                                  1.041%        5/17/2004       $9,995,378
   13,600,000  Aspen Funding Corporation                                         1.030          5/3/2004       13,599,222
   11,000,000  Dexia Finance(c)                                                  1.030         5/27/2004       10,991,817
   11,569,000  Falcon Asset Securitization Corporation(c)                        1.031         5/13/2004       11,565,028
    6,198,000  Federal Home Loan Mortgage Corporation(d)                         1.018         5/18/2004        6,195,073
    9,865,000  Federal National Mortgage Association                             1.018         5/20/2004        9,859,794
   10,000,000  Kitty Hawk Funding Corporation(c)                                 1.041          5/7/2004        9,998,267
    6,520,000  Merrill Lynch & Company, Inc.(b,c)                                1.420         5/21/2004        6,521,013
    5,000,000  Northwestern University                                           1.052         6/15/2004        4,993,437
   11,000,000  Sheffield Receivables Corporation                                 1.031          5/3/2004       10,999,370
   11,410,769  The AAL Money Market Fund                                         0.530               N/A       11,410,769
   10,600,000  Total Capital SA                                                  1.030          5/3/2004       10,599,393
    5,003,000  Triple A-1 Funding Corporation                                    1.030         5/13/2004        5,001,282
   10,000,000  Windmill Funding Corporation                                      1.031         5/26/2004        9,992,847
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               131,722,690
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $695,756,379)                                                         $698,506,515
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(c) Earmarked as collateral for options, futures or long settling trades as discussed in the notes to the financial statements.

(d) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Bond Index Fund
Schedule of Investments as of April 30, 2004(a)

    Principal
       Amount  Long-Term Fixed Income (67.8%)                            Interest Rate     Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      $47,833  Advanta Mortgage Loan Trust(b)                                    7.750%       10/25/2026          $50,401
      500,000  Chase Credit Card Master Trust(b)                                 5.500        11/17/2008          530,186
       84,117  EQCC Home Equity Loan Trust                                       6.930         2/15/2029           84,311
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                      664,898
=========================================================================================================================

Basic Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      200,000  Dow Chemical Company                                              5.750        11/15/2009          211,359
      100,000  International Paper Company                                       5.850        10/30/2012          103,236
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                              314,595
=========================================================================================================================

Capital Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------------
      100,000  Boeing Capital Corporation(c)                                     6.100          3/1/2011          106,979
      150,000  General Electric Company                                          5.000          2/1/2013          149,139
       50,000  Hutchison Whampoa International, Ltd.(b)                          5.450        11/24/2010           49,306
       25,000  Hutchison Whampoa International, Ltd.                             6.250         1/24/2014           24,540
       75,000  Northrop Grumman Corporation(b)                                   7.125         2/15/2011           84,328
      150,000  Raytheon Company(b)                                               5.500        11/15/2012          151,978
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                                566,270
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      300,000  Banc of America Commercial Mortgage, Inc.(b)                      5.118         7/11/2043          304,342
      200,000  Bear Stearns Commercial Mortgage Securities(b)                    3.869         2/11/2041          194,999
      100,000  First Union National Bank Commercial Mortgage Trust               7.390        12/15/2031          113,568
      200,000  General Electric Capital Commercial Mortgage
               Corporation                                                       4.641         9/10/2013          194,914
      104,787  Morgan Stanley Capital I, Inc.                                    6.250         3/15/2030          106,585
      100,000  Morgan Stanley Capital I, Inc.                                    6.550         3/15/2030          108,819
      110,000  Morgan Stanley Capital I, Inc.(b)                                 6.210        11/15/2031          119,256
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      1,142,483
=========================================================================================================================

Communications Services (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      100,000  AT&T Wireless Services, Inc.(b)                                   7.875          3/1/2011          115,182
      250,000  BellSouth Corporation(c)                                          6.875        10/15/2031          264,845
       75,000  Cox Communications, Inc.                                          3.875         10/1/2008           73,613
      100,000  Deutsche Telekom International Finance BV                         5.250         7/22/2013           99,264
       95,000  GTE North, Inc.                                                   7.625         5/15/2026           99,757
      200,000  Sprint Capital Corporation                                        7.625         1/30/2011          225,536
      150,000  Tele-Communications, Inc. (TCI Group)                             7.875          8/1/2013          173,103
      100,000  Telecom Italia Corporation                                        5.250        11/15/2013           98,593
      150,000  Verizon Global Funding Corporation(b)                             7.750         12/1/2030          171,636
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,321,529
=========================================================================================================================

Consumer Cyclical (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      100,000  AOL Time Warner, Inc.                                             6.875          5/1/2012          109,326
      100,000  DaimlerChrysler North American Holdings
               Corporation(b)                                                    4.750         1/15/2008          101,447
      150,000  Ford Motor Credit Company                                         6.500         1/25/2007          159,067
      200,000  Ford Motor Credit Company(b)                                      7.250        10/25/2011          212,222
      300,000  General Motors Acceptance Corporation(b)                          8.000         11/1/2031          316,627
      150,000  Target Corporation(b)                                             6.350         1/15/2011          164,844
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          1,063,533
=========================================================================================================================

Consumer Non-Cyclical (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      100,000  Bunge Limited Finance Corporation                                 7.800        10/15/2012          115,523
      100,000  Coca-Cola HBC Finance BV(b)                                       5.125         9/17/2013           99,516
      200,000  ConAgra Foods, Inc.(b)                                            6.000         9/15/2006          212,919
      150,000  General Mills, Inc.                                               6.000         2/15/2012          159,042
       50,000  GlaxoSmithKline Capital, Inc.                                     5.375         4/15/2034           45,999
      100,000  Merck & Company, Inc.(c)                                          5.950         12/1/2028          100,616
       75,000  Safeway, Inc.                                                     4.125         11/1/2008           74,152
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                        807,767
=========================================================================================================================

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------------
      100,000  ConocoPhillips Company(b)                                         4.750        10/15/2012           98,902
      150,000  Pemex Project Funding Master Trust(b)                             9.125        10/13/2010          175,500
      100,000  Union Oil Company of California                                   6.700        10/15/2007          108,270
      200,000  Union Oil Company of California(b)                                5.050         10/1/2012          198,980
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       581,652
=========================================================================================================================

Financials (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      150,000  Allstate Corporation(b)                                           7.200         12/1/2009          172,504
       75,000  Australia & New Zealand Banking Group, Ltd. Capital
               Trust I(b)                                                        5.360        12/29/2049           73,177
      225,000  Avalonbay Communities, Inc.(b)                                    6.500         1/15/2005          231,663
      250,000  Bank of America Corporation                                       3.875         1/15/2008          251,964
      125,000  CIT Group, Inc.(b)                                                4.750        12/15/2010          123,900
       50,000  Citigroup, Inc.(c)                                                3.500          2/1/2008           49,679
      150,000  Citigroup, Inc.(b)                                                7.250         10/1/2010          171,321
      150,000  Countrywide Financial Corporation(b)                              4.000         3/22/2011          141,573
      125,000  Credit Suisse First Boston USA, Inc.(b)                           3.875         1/15/2009          123,366
       75,000  EOP Operating, LP                                                 4.750         3/15/2014           69,949
      150,000  First Union National Bank(b)                                      7.800         8/18/2010          177,422
      225,000  Goldman Sachs Group, Inc.                                         6.600         1/15/2012          246,376
      250,000  Honda Auto Receivables Owner Trust(b)                             2.480         7/18/2008          249,769
       75,000  Household Finance Corporation(b)                                  6.375        11/27/2012           80,763
      125,000  International Lease Finance Corporation                           5.875          5/1/2013          130,449
      125,000  J.P. Morgan Chase & Company(b)                                    4.500        11/15/2010          123,304
      125,000  Lehman Brothers Holdings, Inc.                                    3.500          8/7/2008          122,735
       75,000  Merrill Lynch & Company, Inc.                                     5.000          2/3/2014           74,813
      319,000  Morgan Stanley and Company(b,d)                                   5.878          3/1/2007          338,347
      125,000  Morgan Stanley and Company                                        0.039         1/15/2009          123,183
      175,000  PNC Funding Corporation                                           6.875         7/15/2007          193,210
      100,000  Post Apartment Homes, LP                                          8.125         6/15/2005          106,059
       75,000  Union Planters Bank NA                                            4.375         12/1/2010           73,422
      175,000  Wells Fargo Company(c)                                            3.500          4/4/2008          173,658
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,622,606
=========================================================================================================================

Foreign (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      225,000  European Investment Bank                                          3.000         6/16/2008          221,904
       75,000  Export-Import Bank of Korea                                       4.125         2/10/2009           73,843
      150,000  International Bank for Reconstruction and
               Development(c)                                                    5.000         3/28/2006          157,510
      200,000  Province of Quebec(b)                                             7.500         7/15/2023          243,468
      100,000  Republic of Italy(b)                                              6.000         2/22/2011          108,912
       50,000  Republic of Italy(b)                                              4.375         6/15/2013           48,873
      150,000  United Mexican States(b)                                          7.500         1/14/2012          163,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,018,010
=========================================================================================================================

Mortgage-Backed Securities (23.4%)
-------------------------------------------------------------------------------------------------------------------------
       87,123  Federal Home Loan Mortgage Corporation  30-Yr. Gold
               Conventional                                                      8.500          7/1/2021           95,699
    1,100,000  Federal Home Loan Mortgage Corporation  30-Yr. Gold
               Conventional                                                      5.000          5/1/2034        1,066,312
       19,466  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                      9.000          4/1/2010           21,252
       24,880  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                      6.000          3/1/2014           26,052
      112,710  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                      7.500          1/1/2015          120,277
      116,366  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                      6.500          7/1/2016          123,158
       76,754  Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                      6.500         10/1/2016           81,234
      137,562  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                      8.000          5/1/2027          149,905
      187,115  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                      7.500          1/1/2028          201,471
        7,958  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                      8.000         10/1/2029            8,604
       17,117  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                      8.000          2/1/2030           18,508
      297,480  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                      7.000          8/1/2032          314,154
      858,709  Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through(b)                                                   6.000         11/1/2032          878,900
        5,813  Federal National Mortgage Association  15-Yr.
               Conventional                                                      7.500          8/1/2006            6,151
    1,336,645  Federal National Mortgage Association  15-Yr.
               Conventional(e)                                                   4.500          5/1/2019        1,279,281
    2,600,829  Federal National Mortgage Association  15-Yr.
               Conventional(e)                                                   5.000          5/1/2019        2,589,484
    4,662,751  Federal National Mortgage Association  30-Yr.
               Conventional(e)                                                   5.500          5/1/2034        4,613,437
      290,009  Federal National Mortgage Association  30-Yr. Pass
               Through(b)                                                        6.500          8/1/2032          301,909
      173,880  Federal National Mortgage Association  30-Yr. Pass
               Through                                                           6.000         10/1/2032          177,962
      280,020  Federal National Mortgage Association  30-Yr. Pass
               Through                                                           6.500         12/1/2032          291,511
       17,608  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                               6.000          4/1/2011           18,426
       92,355  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                               6.000          1/1/2014           96,595
       18,470  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                               5.500          4/1/2014           19,058
       63,456  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                               6.000         11/1/2014           66,369
       69,539  Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                               6.000          9/1/2016           72,573
       22,500  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                               6.000          6/1/2008           22,982
       50,527  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                               6.000         12/1/2028           51,781
       82,678  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                               6.000          4/1/2031           84,597
       42,064  Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                               6.000          5/1/2031           43,040
      184,533  Federal National Mortgage Associatios Lending Prime
               30-Yr. Pass Through                                               6.500          7/1/2032          192,106
       19,813  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.500         1/15/2017           22,035
       19,063  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.000         1/15/2025           20,887
       24,914  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.000         7/15/2026           27,265
        5,792  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.000        10/15/2028            6,324
       79,356  Government National Mortgage Association 30-Yr. Pass
               Through                                                           7.000         1/15/2029           84,435
       25,482  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.000        12/15/2029           27,813
        8,350  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.500        12/15/2029            9,142
        8,119  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.000         5/15/2030            8,861
        5,365  Government National Mortgage Association 30-Yr. Pass
               Through                                                           8.000         7/15/2030            5,855
       17,758  Government National Mortgage Association 30-Yr. Pass
               Through                                                           7.000         3/15/2031           18,882
       84,319  Government National Mortgage Association 30-Yr. Pass
               Through                                                           6.000         6/15/2031           86,476
      100,029  Government National Mortgage Association 30-Yr. Pass
               Through                                                           6.500         7/15/2031          104,510
       69,530  Government National Mortgage Association 30-Yr. Pass
               Through                                                           7.000         9/15/2031           73,929
      283,984  Government National Mortgage Association 30-Yr. Pass
               Through(b)                                                        6.500         7/15/2032          296,734
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                13,825,936
=========================================================================================================================

Transportation (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       75,000  CSX Corporation(c)                                                5.500          8/1/2013           75,208
       75,000  FedEx Corporation(b)                                              3.500          4/1/2009           72,530
      122,697  United Air Lines, Inc.(f)                                         7.186          4/1/2011          109,288
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               257,026
=========================================================================================================================

U.S. Government (23.6%)
-------------------------------------------------------------------------------------------------------------------------
      300,000  Federal Farm Credit Bank                                          5.720         4/13/2005          311,494
      160,000  Federal Home Loan Bank                                            6.900          2/7/2007          176,332
      200,000  Federal Home Loan Bank                                            5.625         2/15/2008          214,942
      150,000  Federal Home Loan Bank                                            4.500         9/16/2013          145,122
      200,000  Federal Home Loan Bank                                            7.375         2/13/2015          237,752
      100,000  Federal Home Loan Bank                                            6.640        12/13/2016          114,226
      850,000  Federal Home Loan Mortgage Corporation(c)                         2.875         9/15/2005          859,975
      300,000  Federal Home Loan Mortgage Corporation                            2.125        11/15/2005          300,079
      400,000  Federal Home Loan Mortgage Corporation(b)                         6.000         6/15/2011          434,211
      200,000  Federal National Mortgage Association                             3.875         3/15/2005          204,066
      100,000  Federal National Mortgage Association                             5.800         2/22/2006          105,989
      150,000  Federal National Mortgage Association                             5.500          5/2/2006          158,166
      150,000  Federal National Mortgage Association                             6.660          3/5/2007          164,697
      250,000  Federal National Mortgage Association(c)                          3.250         1/15/2008          247,456
      150,000  Federal National Mortgage Association(c)                          5.250         1/15/2009          158,540
      250,000  Federal National Mortgage Association(c)                          6.250          2/1/2011          271,037
      100,000  Federal National Mortgage Association                             6.210          8/6/2038          105,906
      100,000  Inter-American Development Bank(b)                                5.750         2/26/2008          108,347
      200,000  Tennessee Valley Authority                                        6.150         1/15/2038          207,799
      150,000  U.S. Treasury Bonds(c)                                           13.250         5/15/2014          215,824
      100,000  U.S. Treasury Bonds(c)                                            7.500        11/15/2016          124,324
      200,000  U.S. Treasury Bonds(c)                                            8.750         5/15/2017          273,453
      300,000  U.S. Treasury Bonds(c)                                            8.125         8/15/2019          395,602
      100,000  U.S. Treasury Bonds(c)                                            7.875         2/15/2021          129,867
      100,000  U.S. Treasury Bonds(c)                                            8.125         8/15/2021          133,020
      475,000  U.S. Treasury Bonds(c)                                            6.250         8/15/2023          527,807
       50,000  U.S. Treasury Bonds(c)                                            6.750         8/15/2026           58,986
      100,000  U.S. Treasury Bonds(c)                                            6.500        11/15/2026          114,742
      100,000  U.S. Treasury Bonds(c)                                            6.625         2/15/2027          116,469
      400,000  U.S. Treasury Bonds                                               6.125        11/15/2027          439,844
      175,000  U.S. Treasury Bonds(c)                                            5.250        11/15/2028          171,972
      200,000  U.S. Treasury Notes(c)                                            5.625         2/15/2006          212,070
      500,000  U.S. Treasury Notes(c)                                            2.000         5/15/2006          496,640
      200,000  U.S. Treasury Notes(c)                                            4.625         5/15/2006          208,977
      365,000  U.S. Treasury Notes(c)                                            7.000         7/15/2006          400,345
      525,000  U.S. Treasury Notes                                               6.500        10/15/2006          573,255
      650,000  U.S. Treasury Notes(c)                                            3.500        11/15/2006          663,610
    3,350,000  U.S. Treasury Notes(c)                                            4.375         5/15/2007        3,493,290
      125,000  U.S. Treasury Notes(c)                                            3.375        11/15/2008          124,302
      250,000  U.S. Treasury Notes                                               5.500         5/15/2009          271,728
      200,000  U.S. Treasury Notes(c)                                           10.375        11/15/2009          209,406
      100,000  U.S. Treasury Notes                                               5.000         2/15/2011          105,488
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           13,987,157
=========================================================================================================================

Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
       75,000  Duke Capital Corporation(c)                                       7.500         10/1/2009           83,947
      100,000  Enserch Corporation(b,d)                                          6.564          7/1/2005          102,320
       75,000  FirstEnergy Corporation                                           6.450        11/15/2011           78,960
      150,000  Niagara Mohawk Power Corporation(b)                               7.750         10/1/2008          170,020
      200,000  Oncor Electric Delivery Company(b)                                6.375         1/15/2015          213,637
       50,000  Pacific Gas & Electric Company(b)                                 6.050          3/1/2034           47,285
      200,000  Public Service Company of Colorado(b)                             7.875         10/1/2012          238,849
       50,000  Southern California Edison Company(b)                             5.000         1/15/2014           49,052
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    984,070
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $39,788,659)                                                 40,157,532
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned (15.8%)             Interest Rate(g)  Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
    9,349,144  State Street Navigator Securities Lending Prime
               Portfolio                                                         1.070%              N/A       $9,349,144
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned  (cost
               $9,349,144)                                                                                      9,349,144
=========================================================================================================================

    Shares or
    Principal
       Amount  Short-Term Investments (16.4%)                                     Rate(g)           Date            Value
-------------------------------------------------------------------------------------------------------------------------
   $1,400,000  Aspen Funding Corporation                                         1.030%         5/3/2004       $1,399,920
    2,000,000  Barton Capital Corporation                                        1.030          5/3/2004        1,999,886
      600,000  Falcon Asset Securitization Corporation                           1.031         5/18/2004          599,708
    1,970,640  The AAL Money Market Fund                                         0.530               N/A        1,970,640
    2,050,000  Triple A-1 Funding Corporation(b)                                 1.031          5/7/2004        2,049,648
    1,695,000  Tulip Funding Corporation                                         1.020          5/6/2004        1,694,760
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,714,562
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $58,852,365)                                                           $59,221,238
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Earmarked as collateral for options, futures or long settling trades as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L)
    of the Notes to Financial Statements.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) Denotes investments purchased on a when-issued basis.

(f) In bankruptcy.

(g) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

The AAL Money Market Fund
Schedule of Investments as of April 30, 2004(a)

Principal
Amount         Certificates of Deposit (7.5%)                            Interest Rate (b) Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------

Banking -- Domestic (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   $9,900,000  Royal Bank of Scotland New York                                   1.345%        1/31/2005       $9,899,629
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                        9,899,629
=========================================================================================================================

Banking -- Foreign (4.9%)
-------------------------------------------------------------------------------------------------------------------------
   10,000,000  Deutsche Bank NY                                                  1.400          9/3/2004       10,000,000
    8,500,000  Royal Bank of Canada                                              1.480        11/19/2004        8,499,532
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                        18,499,532
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   28,399,161
=========================================================================================================================

    Shares or
    Principal
       Amount  Commercial Paper (56.5%)                                  Interest Rate (b) Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (26.4%)
-------------------------------------------------------------------------------------------------------------------------
    4,800,000  Amsterdam Funding Corporation                                     1.041          5/5/2004        4,799,445
    7,097,000  Amsterdam Funding Corporation                                     1.031         5/19/2004        7,093,345
    8,650,000  Barton Capital Corporation                                        1.041         5/18/2004        8,645,752
    9,460,000  Corporate Receivables Corporation                                 1.031         5/10/2004        9,457,564
   10,300,000  GOVCO, Inc.                                                       1.031         5/13/2004       10,296,464
    8,938,000  Kitty Hawk Funding Corporation                                    1.041         5/17/2004        8,933,869
    5,600,000  Nieuw Amsterdam Receivables                                       1.051          5/5/2004        5,599,347
    4,901,000  Nieuw Amsterdam Receivables                                       1.051          5/6/2004        4,900,285
    8,650,000  Nieuw Amsterdam Receivables                                       1.041         5/12/2004        8,647,251
    5,222,000  Park Avenue Receivables Corporation                               1.041         5/25/2004        5,218,379
    6,512,000  Starfish Global Funding, LLC                                      1.052         6/10/2004        6,504,403
    4,778,000  Thunder Bay Funding, Inc.                                         1.041         5/17/2004        4,775,791
    6,710,000  Thunder Bay Funding, Inc.                                         1.041         5/20/2004        6,706,317
    1,720,000  Triple A-1 Funding Corporation                                    1.051         5/12/2004        1,719,448
    6,870,000  Windmill Funding Corporation                                      1.051          6/3/2004        6,863,388
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  100,161,048
=========================================================================================================================

Banking -- Domestic (8.1%)
-------------------------------------------------------------------------------------------------------------------------
    8,650,000  Citigroup, Inc.                                                   1.036          5/6/2004        8,648,757
    1,771,000  MLTC Funding, Inc.                                                1.051         5/25/2004        1,769,760
    2,203,000  River Fuel Trust No. 1                                            1.051         5/27/2004        2,201,329
    5,880,000  River Fuel Trust No. 1                                            1.071          6/2/2004        5,874,407
    5,488,000  River Fuel Trust No. 3                                            1.051         5/12/2004        5,486,239
    6,860,000  Society of New York Hospital Fund                                 1.072          5/3/2004        6,859,592
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                       30,840,084
=========================================================================================================================

Banking -- Foreign (1.5%)
-------------------------------------------------------------------------------------------------------------------------
    3,880,000  Svenska Handelsbanke Notes                                        1.031         5/28/2004        3,877,003
    1,950,000  UBS Finance Corporation                                           1.051          5/3/2004        1,949,886
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                         5,826,889
=========================================================================================================================

Capital Goods (3.7%)
-------------------------------------------------------------------------------------------------------------------------
    3,480,000  Cemex SA                                                          1.027          6/2/2004        3,476,752
   10,380,000  Cemex SA                                                          1.051          6/8/2004       10,368,496
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             13,845,248
=========================================================================================================================

Consumer Cyclical (6.4%)
-------------------------------------------------------------------------------------------------------------------------
    5,400,000  Toyota Credit Puerto Rico                                         1.041         5/17/2004        5,397,504
   10,290,000  Toyota Credit Puerto Rico                                         1.030         5/25/2004       10,282,934
    8,650,000  United Healthcare Corporation                                     1.051         5/28/2004        8,643,188
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         24,323,626
=========================================================================================================================

Education (2.3%)
-------------------------------------------------------------------------------------------------------------------------
    7,445,000  Duke University                                                   1.052          5/4/2004        7,444,349
    1,280,000  Northwestern University                                           1.040          5/4/2004        1,279,889
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  8,724,238
=========================================================================================================================

Energy (2.4%)
-------------------------------------------------------------------------------------------------------------------------
    9,240,000  Total Capital SA                                                  1.040          5/3/2004        9,239,466
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     9,239,466
=========================================================================================================================

Finance (4.8%)
-------------------------------------------------------------------------------------------------------------------------
    8,575,000  General Electric Capital Corporation                              1.041         5/12/2004        8,572,275
    8,650,000  General Electric Capital Corporation                              1.041         5/24/2004        8,644,253
      857,343  SSgA Money Market Fund                                            0.740              N/A           857,343
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   18,073,871
=========================================================================================================================

Insurance (0.9%)
-------------------------------------------------------------------------------------------------------------------------
    3,460,000  Torchmark Corporation                                             1.071         5/18/2004        3,458,252
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                  3,458,252
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         214,492,722
=========================================================================================================================

   Principal
      Amount   U.S. Government (6.5%)                                    Interest Rate (b) Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
   $8,575,000  Federal Home Loan Bank                                            1.500%         5/4/2005       $8,574,595
    3,400,000  Federal Home Loan Mortgage Corporation                            3.250        11/15/2004        3,431,452
    6,600,000  Federal Home Loan Mortgage Corporation                            1.324         1/11/2005        6,539,865
    5,775,000  Federal National Mortgage Association                             7.125         2/15/2005        6,032,501
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           24,578,413
=========================================================================================================================

    Principal
       Amount  Variable Rate Notes (29.5%)                               Interest Rate (b) Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
Banking -- Domestic (7.1%)
-------------------------------------------------------------------------------------------------------------------------
   $8,250,000  Bank of America Corporation(c)                                    1.380%         5/3/2004       $8,250,141
    8,575,000  Wells Fargo Bank(c)                                               1.040         5/11/2004        8,575,000
   10,000,000  Wells Fargo Bank(c)                                               1.030          6/1/2004        9,999,921
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                       26,825,062
=========================================================================================================================

Brokerage (8.6%)
-------------------------------------------------------------------------------------------------------------------------
    8,650,000  Goldman Sachs Group, Inc.(c)                                      1.060         5/20/2004        8,650,000
    8,450,000  Goldman Sachs Group, Inc.(c)                                      1.120         7/19/2004        8,450,688
    8,650,000  Lehman Brothers Holdings, Inc.(c)                                 1.070         5/19/2004        8,650,000
    3,400,000  Merrill Lynch & Company, Inc.(c)                                  1.060         5/28/2004        3,400,000
    3,300,000  Merrill Lynch & Company, Inc.(c)                                  1.410         1/14/2005        3,308,025
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 32,458,713
=========================================================================================================================

Consumer Cyclical (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   13,595,000  American Honda Finance Corporation(c)                             1.230          6/7/2004       13,613,793
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         13,613,793
=========================================================================================================================

Consumer Non-cyclical (0.6%)
-------------------------------------------------------------------------------------------------------------------------
    2,380,000  United Health Group, Inc.(c)                                      1.730         5/10/2004        2,386,931
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-cyclical                                                                      2,386,931
=========================================================================================================================

Finance (2.3%)
-------------------------------------------------------------------------------------------------------------------------
    8,650,000  American Express Credit Corporation(c)                            1.220         5/17/2004        8,659,286
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    8,659,286
=========================================================================================================================

Insurance (2.2%)
-------------------------------------------------------------------------------------------------------------------------
    8,575,000  Allstate Life Global Funding II(c)                                1.090         5/10/2004        8,575,000
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                  8,575,000
=========================================================================================================================

U.S. Municipal (5.1%)
-------------------------------------------------------------------------------------------------------------------------
    3,400,000  Alaska State Housing Finance Corporation(c)                       1.400          9/1/2004        3,400,000
    5,475,000  Hamilton County, Ohio Hospital Facilities
               Revenue Bonds  (Health Alliance) (Series A)(c)                    1.060          5/5/2004        5,475,000
    4,000,000  Puerto Rico Commonwealth Government Development
               Bank(c)                                                           1.030          5/3/2004        4,000,000
    6,470,000  Washington State Health Care Facilities Authority
               Revenue Bonds (Sisters of St. Joseph Peace)(c)                    1.040          5/6/2004        6,470,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                            19,345,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                      111,863,785
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio of Investments  (at amortized cost)                                           $379,334,081
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the yield or, for securities purchased at a discount, the discount rate at the date of purchase.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

This page is intentionally left blank.

The AAL Mutual Funds
Statement of Assets and Liabilities

                                                                              AAL                 AAL                 AAL
                                                                          Technology          Aggressive           Small Cap
As of April 30, 2004                                                      Stock Fund         Growth Fund          Stock Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                                      $57,262,717         $42,123,701        $416,453,332
Investments at value                                                      51,014,932          47,248,713         486,962,589

Cash                                                                              --                  --              47,201
Initial margin deposit on open futures contracts                                  --                  --                  --
Dividends and interest receivable                                              7,748              21,957             103,199
Prepaid expenses                                                               1,328               1,321               2,430
Receivable for investments sold                                              359,228           1,252,386           3,080,586
Receivable for trust shares sold                                              35,086              15,721             143,988
Receivable from affiliate                                                         --                  --                  --
Total Assets                                                              51,418,322          48,540,098         490,339,993

Liabilities
Accrued expenses                                                               2,395               2,114              41,289
Payable for investments purchased                                            121,682           1,171,847           3,491,625
Payable upon return of collateral for securities loaned                    3,007,794           1,308,222          70,682,736
Payable for trust shares redeemed                                             38,115              26,893              83,498
Open option written, at value                                                     --                 290 a                --
Payable for variation margin                                                      --                  --                  --
Payable to affiliate                                                           8,393              28,001             234,310
Total Liabilities                                                          3,178,379           2,537,367          74,533,458

Net Assets
Trust capital (beneficial interest)                                       85,234,520          77,411,109         321,660,584
Accumulated undistributed net investment income/(loss)                        (4,124)             (4,216)            (18,611)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                            (30,742,668)        (36,529,168)         23,655,305
Net unrealized appreciation/(depreciation) on:
Investments                                                               (6,247,785)          5,125,012          70,509,257
Written option contracts                                                          --                  (6)                 --
Futures contracts                                                                 --                  --                  --
Foreign currency transactions                                                     --                  --                  --
Total Net Assets                                                         $48,239,943         $46,002,731        $415,806,535

Class A share capital                                                    $41,467,955         $38,586,931        $379,451,154
Shares of beneficial interest outstanding (Class A)                       12,967,633           8,717,567          23,154,835
Net asset value per share                                                      $3.20               $4.43              $16.39
Maximum public offering price                                                  $3.39               $4.69              $17.34

Class B share capital                                                     $3,889,912          $4,000,873         $25,342,606
Shares of beneficial interest outstanding (Class B)                        1,257,766             941,313           1,660,756
Net asset value per share                                                      $3.09               $4.25              $15.26

Institutional Class share capital                                         $2,882,076          $3,414,927         $11,012,775
Shares of beneficial interest outstanding
(Institutional Class)                                                        868,097             735,851             643,454
Net asset value per share                                                      $3.32               $4.64              $17.12

a Premium received on written options $284.

Statement of Assets and Liabilities - continued

                                                                            AAL                  AAL                 AAL
                                                                         Small Cap            Small Cap            Mid Cap
As of April 30, 2004                                                   Index Fund II          Value Fund          Stock Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                                      $42,953,756         $61,223,985        $857,669,382
Investments at value                                                      48,367,103          74,225,155         932,927,199

Cash                                                                              --                  --              35,423
Initial margin deposit on open futures contracts                              70,000                  --                  --
Dividends and interest receivable                                             21,839              32,075             216,040
Prepaid expenses                                                               1,280               1,339               3,837
Receivable for investments sold                                              273,181                  --          15,734,001
Receivable for trust shares sold                                              36,505              85,065             442,321
Receivable from affiliate                                                      8,688                  --                  --
Total Assets                                                              48,778,596          74,343,634         949,358,821

Liabilities
Accrued expenses                                                               3,319               6,723              77,754
Payable for investments purchased                                            182,220                  --          14,193,930
Payable upon return of collateral for securities loaned                    9,757,423           7,676,622          89,313,563
Payable for trust shares redeemed                                              2,550               8,638             190,614
Open option written, at value                                                     --                  --                  --
Payable for variation margin                                                  15,528                  --                  --
Payable to affiliate                                                              --               9,809             471,786
Total Liabilities                                                          9,961,040           7,701,792         104,247,647

Net Assets
Trust capital (beneficial interest)                                       32,326,591          52,735,036         821,032,825
Accumulated undistributed net investment income/(loss)                        (3,050)             (1,437)            (36,821)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                              1,152,033             907,073         (51,142,647)
Net unrealized appreciation/(depreciation) on:
Investments                                                                5,413,347          13,001,170          75,257,817
Written option contracts                                                          --                  --                  --
Futures contracts                                                            (71,365)                 --                  --
Foreign currency transactions                                                     --                  --                  --
Total Net Assets                                                         $38,817,556         $66,641,842        $845,111,174

Class A share capital                                                    $34,397,204         $50,625,938        $789,854,730
Shares of beneficial interest outstanding (Class A)                        2,804,516           3,726,972          56,567,734
Net asset value per share                                                     $12.26              $13.58              $13.96
Maximum public offering price                                                 $12.97              $14.37              $14.77

Class B share capital                                                     $4,420,352          $5,677,378         $26,819,605
Shares of beneficial interest outstanding (Class B)                          372,422             427,200           2,097,786
Net asset value per share                                                     $11.87              $13.29              $12.78

Institutional Class share capital                                                N/A         $10,338,526         $28,436,839
Shares of beneficial interest outstanding
(Institutional Class)                                                            N/A             743,671           1,967,015
Net asset value per share                                                        N/A              $13.90              $14.46

a Premium received on written options $284.

Statement of Assets and Liabilities - continued

                                                                              AAL               AAL                  AAL
                                                                            Mid Cap           Mid Cap          International
As of April 30, 2004                                                      Index Fund       Index Fund II            Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                                      $30,916,550         $40,072,541        $200,450,963
Investments at value                                                      34,914,638          46,511,666         214,068,056

Cash                                                                              --                  --                  --
Initial margin deposit on open futures contracts                              58,800             100,800                  --
Dividends and interest receivable                                             26,628              36,004             844,436
Prepaid expenses                                                               1,270               1,291               1,702
Receivable for investments sold                                              286,416             385,781              38,140
Receivable for trust shares sold                                                   4             117,437              74,602
Receivable from affiliate                                                         --              13,554                  --
Total Assets                                                              35,287,756          47,166,533         215,026,936

Liabilities
Accrued expenses                                                              11,243               5,331              38,154
Payable for investments purchased                                            116,895             164,063                  --
Payable upon return of collateral for securities loaned                    3,242,991           3,072,047          41,184,857
Payable for trust shares redeemed                                            175,395              10,955              46,072
Open option written, at value                                                     --                  --                  --
Payable for variation margin                                                   9,640              13,680                  --
Payable to affiliate                                                           6,560                  --              34,819
Total Liabilities                                                          3,562,724           3,266,076          41,303,902

Net Assets
Trust capital (beneficial interest)                                       27,752,970          39,178,882         232,560,292
Accumulated undistributed net investment income/(loss)                        71,146               2,683             562,361
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                                (50,285)         (1,643,003)        (73,009,431)
Net unrealized appreciation/(depreciation) on:
Investments                                                                3,998,088           6,439,125          13,617,093
Written option contracts                                                          --                  --                  --
Futures contracts                                                            (46,887)            (77,230)                 --
Foreign currency transactions                                                     --                  --              (7,281)
Total Net Assets                                                         $31,725,032         $43,900,457        $173,723,034

Class A share capital                                                            N/A         $38,478,780        $162,121,585
Shares of beneficial interest outstanding (Class A)                              N/A           3,352,767          18,434,418
Net asset value per share                                                        N/A              $11.48               $8.79
Maximum public offering price                                                    N/A              $12.15               $9.30

Class B share capital                                                            N/A          $5,421,677          $8,209,186
Shares of beneficial interest outstanding (Class B)                              N/A             487,029             966,993
Net asset value per share                                                        N/A              $11.13               $8.49

Institutional Class share capital                                        $31,725,032                 N/A          $3,392,263
Shares of beneficial interest outstanding
(Institutional Class)                                                      2,691,978                 N/A             381,709
Net asset value per share                                                     $11.79                 N/A               $8.89

a Premium received on written options $284.

Statement of Assets and Liabilities - continued

                                                                             AAL
                                                                           Capital
As of April 30, 2004                                                     Growth Fund
--------------------------------------------------------------------------------------

Assets
Investments at cost                                                   $2,188,022,375
Investments at value                                                   3,011,406,959

Cash                                                                          46,870
Initial margin deposit on open futures contracts                                  --
Dividends and interest receivable                                          2,480,700
Prepaid expenses                                                              11,100
Receivable for investments sold                                                   --
Receivable for trust shares sold                                             551,720
Receivable from affiliate                                                         --
Total Assets                                                           3,014,497,349

Liabilities
Accrued expenses                                                             229,676
Payable for investments purchased                                                 --
Payable upon return of collateral for securities loaned                   43,932,036
Payable for trust shares redeemed                                          1,506,036
Open option written, at value                                                     --
Payable for variation margin                                                      --
Payable to affiliate                                                       1,329,834
Total Liabilities                                                         46,997,582

Net Assets
Trust capital (beneficial interest)                                    1,936,410,101
Accumulated undistributed net investment income/(loss)                     1,730,418
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                            205,974,664
Net unrealized appreciation/(depreciation) on:
Investments                                                              823,384,584
Written option contracts                                                          --
Futures contracts                                                                 --
Foreign currency transactions                                                     --
Total Net Assets                                                      $2,967,499,767

Class A share capital                                                 $2,807,384,900
Shares of beneficial interest outstanding (Class A)                       96,297,210
Net asset value per share                                                     $29.15
Maximum public offering price                                                 $30.85

Class B share capital                                                    $75,263,766
Shares of beneficial interest outstanding (Class B)                        2,731,566
Net asset value per share                                                     $27.55

Institutional Class share capital                                        $84,851,101
Shares of beneficial interest outstanding
(Institutional Class)                                                      2,901,779
Net asset value per share                                                     $29.24

a Premium received on written options $284.

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Assets and Liabilities - continued

                                                                          AAL Large          AAL Large           AAL Equity
                                                                           Company            Company              Income
As of April 30, 2004                                                      Index Fund       Index Fund II             Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                                      $29,643,054         $63,376,487        $237,321,281
Investments at value                                                      29,217,294          60,107,571         269,575,322

Cash                                                                              --              25,942                  --
Initial margin deposit on open futures contracts                              60,800              64,000                  --
Dividends and interest receivable                                             31,091              61,494             384,326
Prepaid expenses                                                               1,260               1,307               2,012
Receivable for investments sold                                               37,273             285,852           8,114,069
Receivable for trust shares sold                                              11,913             175,763             225,338
Receivable from affiliate                                                         --              23,764                  --
Total Assets                                                              29,359,631          60,745,693         278,301,067

Liabilities
Distributions payable                                                             --                  --                  --
Accrued expenses                                                              11,446               3,890              32,739
Payable for investments purchased                                             25,259           2,501,673          11,964,819
Payable upon return of collateral for securities loaned                      588,215             712,851           5,326,401
Payable for trust shares redeemed                                                 --               4,646             251,143
Payable for variation margin                                                   9,643               9,022                  --
Payable to affiliate                                                           5,763                  --              95,697
Mortgage dollar roll deferred revenue                                             --                  --                  --
Total Liabilities                                                            640,326           3,232,082          17,670,799

Net Assets
Trust capital (beneficial interest)                                       34,545,073          62,425,640         253,783,978
Accumulated undistributed net investment income/(loss)                       107,085             166,904             799,028
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                             (5,492,578)         (1,784,705)        (26,206,779)
Net unrealized appreciation/(depreciation) on:
Investments                                                                 (425,760)         (3,268,916)         32,254,041
Futures contracts                                                            (14,515)            (25,312)                 --
Total Net Assets                                                         $28,719,305         $57,513,611        $260,630,268

Class A share capital                                                            N/A         $51,153,068        $239,401,621
Shares of beneficial interest outstanding (Class A)                              N/A           6,723,193          18,996,016
Net asset value per share                                                        N/A               $7.61              $12.60
Maximum public offering price                                                    N/A               $8.05              $13.33

Class B share capital                                                            N/A          $6,360,543          $7,497,192
Shares of beneficial interest outstanding (Class B)                              N/A             855,161             599,590
Net asset value per share                                                        N/A               $7.44              $12.50

Institutional Class share capital                                        $28,719,305                 N/A         $13,731,455
Shares of beneficial interest outstanding
(Institutional Class)                                                      3,803,036                 N/A           1,086,691
Net asset value per share                                                      $7.55                 N/A              $12.64

Statement of Assets and Liabilities - continued

                                                                             AAL                 AAL                 AAL
                                                                          Balanced           High Yield           Municipal
As of April 30, 2004                                                        Fund             Bond Fund            Bond Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                                     $451,064,812        $156,594,902        $604,566,190
Investments at value                                                     464,858,527         159,807,865         639,100,526

Cash                                                                           1,666                  --              60,024
Initial margin deposit on open futures contracts                                  --                  --                  --
Dividends and interest receivable                                          1,616,025           2,784,541          10,763,883
Prepaid expenses                                                               2,556               1,634               3,447
Receivable for investments sold                                           29,898,378           3,862,424           4,990,282
Receivable for trust shares sold                                              35,248             214,770             435,424
Receivable from affiliate                                                         --                  --                  --
Total Assets                                                             496,412,400         166,671,234         655,353,586

Liabilities
Distributions payable                                                             --             264,690             457,410
Accrued expenses                                                              34,877              23,322              32,681
Payable for investments purchased                                         68,361,575             792,943           4,443,015
Payable upon return of collateral for securities loaned                   19,783,668          20,375,644                  --
Payable for trust shares redeemed                                            254,692             115,849             277,326
Payable for variation margin                                                      --                  --              32,812
Payable to affiliate                                                         182,889              65,504             241,894
Mortgage dollar roll deferred revenue                                         50,947                  --                  --
Total Liabilities                                                         88,668,648          21,637,952           5,485,138

Net Assets
Trust capital (beneficial interest)                                      403,238,190         207,098,151         625,192,132
Accumulated undistributed net investment income/(loss)                       517,205             230,031                (528)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                             (9,805,358)        (65,507,863)        (10,132,248)
Net unrealized appreciation/(depreciation) on:
Investments                                                               13,793,715           3,212,963          34,534,336
Futures contracts                                                                 --                  --             274,756
Total Net Assets                                                        $407,743,752        $145,033,282        $649,868,448

Class A share capital                                                   $277,955,229        $135,079,010        $633,903,521
Shares of beneficial interest outstanding (Class A)                       23,857,744          20,652,248          56,115,097
Net asset value per share                                                     $11.65               $6.54              $11.30
Maximum public offering price                                                 $12.33               $6.85              $11.83

Class B share capital                                                    $18,630,111          $6,134,548         $13,173,127
Shares of beneficial interest outstanding (Class B)                        1,606,569             937,914           1,166,529
Net asset value per share                                                     $11.60               $6.54              $11.29

Institutional Class share capital                                       $111,158,412          $3,819,724          $2,791,800
Shares of beneficial interest outstanding
(Institutional Class)                                                      9,548,213             584,199             247,171
Net asset value per share                                                     $11.64               $6.54              $11.30

Statement of Assets and Liabilities - continued

                                                                             AAL                 AAL             AAL Money
                                                                            Bond             Bond Index            Market
As of April 30, 2004                                                        Fund                 Fund               Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                                                     $695,756,379         $58,852,365        $379,334,081
Investments at value                                                     698,506,515          59,221,238         379,334,081

Cash                                                                          11,627              46,645              19,098
Initial margin deposit on open futures contracts                                  --                  --                  --
Dividends and interest receivable                                          4,886,146             418,426             476,052
Prepaid expenses                                                               2,999               1,317               2,593
Receivable for investments sold                                          108,048,482           1,485,563                  --
Receivable for trust shares sold                                             404,261                  --           1,846,500
Receivable from affiliate                                                         --                  --                  --
Total Assets                                                             811,860,030          61,173,189         381,678,324

Liabilities
Distributions payable                                                        225,894               8,420               7,619
Accrued expenses                                                              33,773              11,370              21,494
Payable for investments purchased                                        250,428,416          11,122,328                  --
Payable upon return of collateral for securities loaned                   52,124,160           9,349,144                  --
Payable for trust shares redeemed                                            207,227               3,903           2,882,319
Payable for variation margin                                                      --                  --                  --
Payable to affiliate                                                         185,106               8,052             156,692
Mortgage dollar roll deferred revenue                                        185,761              13,109                  --
Total Liabilities                                                        303,390,337          20,516,326           3,068,124

Net Assets
Trust capital (beneficial interest)                                      507,135,252          40,465,919         378,610,200
Accumulated undistributed net investment income/(loss)                        96,019              18,575                  --
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                             (1,511,714)           (196,504)                  --
Net unrealized appreciation/(depreciation) on:
Investments                                                                2,750,136             368,873                  --
Futures contracts                                                                 --                  --                  --
Total Net Assets                                                        $508,469,693         $40,656,863        $378,610,200

Class A share capital                                                   $460,536,715                 N/A        $262,221,969
Shares of beneficial interest outstanding (Class A)                       45,407,231                 N/A         262,221,969
Net asset value per share                                                     $10.14                 N/A               $1.00
Maximum public offering price                                                 $10.62                 N/A               $1.00

Class B share capital                                                    $13,425,034                 N/A          $1,805,199
Shares of beneficial interest outstanding (Class B)                        1,323,013                 N/A           1,805,199
Net asset value per share                                                     $10.15                 N/A               $1.00

Institutional Class share capital                                        $34,507,944         $40,656,863        $114,583,032
Shares of beneficial interest outstanding
(Institutional Class)                                                      3,401,238           4,023,480         114,583,032
Net asset value per share                                                     $10.15              $10.10               $1.00

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Operations

                                                                              AAL                AAL                  AAL
                                                                          Technology          Aggressive           Small Cap
For the year ended April 30, 2004                                         Stock Fund         Growth Fund          Stock Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                   $146,021            $375,968          $2,376,953
Taxable interest                                                               6,341                  --              76,736
Income from securities loaned                                                  6,196               4,026              61,966
Foreign dividend tax withholding                                              (1,822)             (1,411)             (4,312)
Total Investment Income                                                      156,736             378,583           2,511,343

Expenses
Adviser fees                                                                 343,997             341,900           2,544,598
Subadviser fees                                                                   --                  --                  --
Accounting and pricing fees                                                   28,548              29,847              58,588
Administrative service fees                                                    3,445               3,090              27,951
Audit and legal fees                                                          16,435              16,427              16,575
Custody fees                                                                  11,991              21,976              43,056
Distribution expense Class A                                                  98,728              89,420             855,598
Distribution expense Class B                                                  35,255              36,981             244,761
Printing and postage expense Class A                                         118,112             112,521             449,427
Printing and postage expense Class B                                          15,419              15,829              53,540
Printing and postage expense Institutional Class                                  47                  41                 218
SEC and state registration expense                                            50,422              50,020              58,534
Shareholder maintenance fees Class A                                          61,865              60,052             239,576
Shareholder maintenance fees Class B                                           7,987               8,467              28,842
Shareholder maintenance fees Institutional Class                                  25                  28                  88
Transfer agent fees Class A                                                  184,773             180,132             715,692
Transfer agent fees Class B                                                   23,889              25,078              88,661
Transfer agent fees Institutional Class                                           60                  73                 278
Trustees' fees and insurance expenses                                          5,639               5,655              14,394
Other expenses                                                                 6,323               5,857               9,781
Total Expenses Before Reimbursement                                        1,012,960           1,003,394           5,450,158

Less:
Reimbursement from adviser                                                  (382,530)             (9,938)            (60,648)
Fees paid indirectly                                                             (76)                 (1)               (117)
Total Net Expenses                                                           630,354             993,455           5,389,393

Net Investment Income/(Loss)                                                (473,618)           (614,872)         (2,878,050)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                                 (122,595)          3,935,910          57,134,227
Written option contracts                                                          --              (2,266)                 --
Futures contracts                                                                 --                  --                  --
Foreign currency transactions                                                     --                  --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                               10,037,498           3,233,048          68,283,187
Written option contracts                                                          --                  (6)                 --
Futures contracts                                                                 --                  --                  --
Foreign currency forward contracts                                                --                  --                  --
Foreign currency transactions                                                     --                  --                  --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions                              9,914,903           7,166,686         125,417,414

Net Increase in Net Assets Resulting
From Operations                                                           $9,441,285          $6,551,814        $122,539,364

Statement of Operations - continued

                                                                               AAL                AAL                 AAL
                                                                           Small Cap           Small Cap            Mid Cap
For the year ended April 30, 2004                                        Index Fund II        Value Fund          Stock Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                   $278,483            $435,867          $6,828,076
Taxable interest                                                                  --               2,761             305,680
Income from securities loaned                                                  7,950               9,280             112,461
Foreign dividend tax withholding                                                (136)             (1,140)            (22,565)
Total Investment Income                                                      286,297             446,768           7,223,652

Expenses
Adviser fees                                                                  78,823             361,257           5,331,519
Subadviser fees                                                                   --                  --                  --
Accounting and pricing fees                                                   30,575              30,053              83,756
Administrative service fees                                                    2,480               4,207              57,602
Audit and legal fees                                                          15,860              16,388              22,413
Custody fees                                                                  20,570              38,837              38,333
Distribution expense Class A                                                  70,739             100,096           1,882,993
Distribution expense Class B                                                  32,336              44,075             257,089
Printing and postage expense Class A                                          37,479              73,661             759,324
Printing and postage expense Class B                                           6,170               9,882              62,365
Printing and postage expense Institutional Class                                  --                  43                 285
SEC and state registration expense                                            32,447              78,753              80,552
Shareholder maintenance fees Class A                                          18,566              36,878             406,044
Shareholder maintenance fees Class B                                           3,175               5,011              32,353
Shareholder maintenance fees Institutional Class                                  --                  22                 111
Transfer agent fees Class A                                                   55,149             109,487           1,219,901
Transfer agent fees Class B                                                    9,402              14,860              98,804
Transfer agent fees Institutional Class                                           --                  57                 323
Trustees' fees and insurance expenses                                          5,024               5,362              28,283
Other expenses                                                                 5,187               5,863              12,451
Total Expenses Before Reimbursement                                          423,982             934,792          10,374,501

Less:
Reimbursement from adviser                                                   (67,245)           (270,371)            (59,248)
Fees paid indirectly                                                             (29)                (82)               (120)
Total Net Expenses                                                           356,708             664,339          10,315,133

Net Investment Income/(Loss)                                                 (70,411)           (217,571)         (3,091,481)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                                1,339,184           6,913,295         101,122,677
Written option contracts                                                          --                  --                  --
Futures contracts                                                            275,314                  --                  --
Foreign currency transactions                                                     --                  --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                                7,581,438          10,278,285         103,766,562
Written option contracts                                                          --                  --                  --
Futures contracts                                                            (71,365)                 --                  --
Foreign currency forward contracts                                                --                  --                  --
Foreign currency transactions                                                     --                  --                  --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions                              9,124,571          17,191,580         204,889,239

Net Increase in Net Assets Resulting
From Operations                                                           $9,054,160         $16,974,009        $201,797,758

Statement of Operations - continued

                                                                               AAL                AAL                 AAL
                                                                             Mid Cap            Mid Cap         International
For the year ended April 30, 2004                                          Index Fund        Index Fund II           Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                   $333,257            $440,928          $3,597,145
Taxable interest                                                                 320                 115             (24,408)
Income from securities loaned                                                  4,635               5,414              36,067
Foreign dividend tax withholding                                                  --                  --            (434,675)
Total Investment Income                                                      338,212             446,457           3,174,129

Expenses
Adviser fees                                                                  69,296              91,787             401,777
Subadviser fees                                                                   --                  --             587,488
Accounting and pricing fees                                                   28,956              30,016              56,479
Administrative service fees                                                    2,107               2,812              11,652
Audit and legal fees                                                          16,366              15,872              16,802
Custody fees                                                                  11,221              15,470              85,822
Distribution expense Class A                                                      --              81,290             375,442
Distribution expense Class B                                                      --              41,987              75,370
Printing and postage expense Class A                                              --              47,303             289,452
Printing and postage expense Class B                                              --               8,811              27,810
Printing and postage expense Institutional Class                                 215                  --                 150
SEC and state registration expense                                            23,549              34,257              59,683
Shareholder maintenance fees Class A                                              --              24,716             152,397
Shareholder maintenance fees Class B                                              --               4,566              14,033
Shareholder maintenance fees Institutional Class                                  87                  --                  65
Transfer agent fees Class A                                                       --              73,674             459,555
Transfer agent fees Class B                                                       --              13,511              43,201
Transfer agent fees Institutional Class                                          267                  --                 196
Trustees' fees and insurance expenses                                          4,706               5,307               8,822
Other expenses                                                                (3,821)              5,807               6,572
Total Expenses Before Reimbursement                                          152,949             497,186           2,672,768

Less:
Reimbursement from adviser                                                    (2,027)            (61,592)             (2,778)
Fees paid indirectly                                                             (13)                (16)                 (5)
Total Net Expenses                                                           150,909             435,578           2,669,985

Net Investment Income/(Loss)                                                 187,303              10,879             504,144

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                                  506,682          (1,285,672)          7,806,086
Written option contracts                                                          --                  --                  --
Futures contracts                                                            331,186             340,280                  --
Foreign currency transactions                                                     --                  --              95,648
Change in net unrealized appreciation/(depreciation) on:
Investments                                                                6,378,198          10,510,433          33,726,558
Written option contracts                                                          --                  --                  --
Futures contracts                                                            (79,901)           (117,845)                 --
Foreign currency forward contracts                                                --                  --              11,150
Foreign currency transactions                                                     --                  --             (61,437)

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions                              7,136,165           9,447,196          41,578,005

Net Increase in Net Assets Resulting
From Operations                                                           $7,323,468          $9,458,075         $42,082,149

Statement of Operations - continued

                                                                             AAL
                                                                           Capital
For the year ended April 30, 2004                                        Growth Fund
------------------------------------------------------------------------------------

Investment Income
Dividends                                                                $39,163,960
Taxable interest                                                           1,687,700
Income from securities loaned                                                 37,375
Foreign dividend tax withholding                                                  --
Total Investment Income                                                   40,889,035

Expenses
Adviser fees                                                              15,870,199
Subadviser fees                                                                   --
Accounting and pricing fees                                                  191,127
Administrative service fees                                                  201,906
Audit and legal fees                                                          65,797
Custody fees                                                                  70,519
Distribution expense Class A                                               6,971,399
Distribution expense Class B                                                 806,654
Printing and postage expense Class A                                       1,807,984
Printing and postage expense Class B                                         161,649
Printing and postage expense Institutional Class                                 574
SEC and state registration expense                                            99,916
Shareholder maintenance fees Class A                                         957,923
Shareholder maintenance fees Class B                                          81,913
Shareholder maintenance fees Institutional Class                                 232
Transfer agent fees Class A                                                2,879,533
Transfer agent fees Class B                                                  250,682
Transfer agent fees Institutional Class                                          666
Trustees' fees and insurance expenses                                         95,482
Other expenses                                                                37,458
Total Expenses Before Reimbursement                                       30,551,613

Less:
Reimbursement from adviser                                                   (48,587)
Fees paid indirectly                                                            (301)
Total Net Expenses                                                        30,502,725

Net Investment Income/(Loss)                                              10,386,310

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                              219,961,752
Written option contracts                                                          --
Futures contracts                                                                 --
Foreign currency transactions                                                     --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                              180,157,821
Written option contracts                                                          --
Futures contracts                                                                 --
Foreign currency forward contracts                                                --
Foreign currency transactions                                                     --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions                            400,119,573

Net Increase in Net Assets Resulting
From Operations                                                         $410,505,883

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Operations - continued

                                                                           AAL Large           AAL Large           AAL Equity
                                                                            Company             Company              Income
For the year ended April 30, 2004                                         Index Fund         Index Fund II            Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                   $498,357            $720,971          $4,970,579
Taxable interest                                                                 260                 454                  --
Tax exempt interest                                                               --                  --                  --
Income from mortgage dollar rolls                                                 --                  --                  --
Income from securities loaned                                                  1,667               2,311               9,417
Foreign dividend tax withholding                                                  --                  --             (26,104)
Total Investment Income                                                      500,284             723,736           4,953,892

Expenses
Adviser fees                                                                  70,363             107,033           1,126,183
Subadviser fees                                                                   --                  --                  --
Accounting and pricing fees                                                   29,571              31,005              54,573
Administrative service fees                                                    1,870               3,512              17,603
Audit and legal fees                                                          15,363              17,162              16,448
Custody fees                                                                  16,674              23,179               8,943
Distribution expense Class A                                                      --              96,561             575,407
Distribution expense Class B                                                      --              41,885              80,231
Printing and postage expense Class A                                              --              49,482             212,259
Printing and postage expense Class B                                              --               9,278              17,466
Printing and postage expense Institutional Class                                 233                  --                 231
SEC and state registration expense                                            21,563              35,392              47,745
Shareholder maintenance fees Class A                                              --              25,425             115,177
Shareholder maintenance fees Class B                                              --               4,708               8,232
Shareholder maintenance fees Institutional Class                                  64                  --                  87
Transfer agent fees Class A                                                       --              75,585             340,596
Transfer agent fees Class B                                                       --              13,894              26,192
Transfer agent fees Institutional Class                                          194                  --                 256
Trustees' fees and insurance expenses                                          5,012               5,244              14,656
Other expenses                                                                (4,150)              5,848               9,047
Total Expenses Before Reimbursement                                          156,757             545,193           2,671,332

Less:
Reimbursement from adviser                                                    (2,130)           (324,831)            (29,630)
Fees paid indirectly                                                             (17)                (60)                 (2)
Total Net Expenses                                                           154,610             220,302           2,641,700

Net Investment Income                                                        345,674             503,434           2,312,192

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                               (6,745,288)            246,671           6,985,872
Futures contracts                                                            349,276             286,596                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                               12,547,918           6,407,598          44,006,861
Futures contracts                                                           (158,007)           (109,107)                 --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                              5,993,899           6,831,758          50,992,733

Net Increase in Net Assets Resulting
From Operations                                                           $6,339,573          $7,335,192         $53,304,925

Statement of Operations - continued

                                                                              AAL                 AAL                 AAL
                                                                           Balanced           High Yield           Municipal
For the year ended April 30, 2004                                            Fund             Bond Fund            Bond Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                 $3,247,935             $14,630         $        --
Taxable interest                                                           5,786,850          11,057,610             341,664
Tax exempt interest                                                               --                  --          33,587,069
Income from mortgage dollar rolls                                          1,336,087                  --                  --
Income from securities loaned                                                 16,853              17,110                  --
Foreign dividend tax withholding                                                (105)                 --                  --
Total Investment Income                                                   10,387,620          11,089,350          33,928,733

Expenses
Adviser fees                                                               2,244,059             411,633           3,024,344
Subadviser fees                                                                   --             343,028                  --
Accounting and pricing fees                                                   67,052              57,085             101,000
Administrative service fees                                                   27,656               9,571              44,039
Audit and legal fees                                                          16,914              19,556              20,194
Custody fees                                                                  31,333              16,497              19,285
Distribution expense Class A                                                 687,595             318,883           1,639,570
Distribution expense Class B                                                 192,972              61,146             129,616
Printing and postage expense Class A                                         192,930              70,356             132,248
Printing and postage expense Class B                                          27,379               6,260               5,851
Printing and postage expense Institutional Class                                 135                 145                  34
SEC and state registration expense                                            49,509              39,139              71,194
Shareholder maintenance fees Class A                                         103,355              43,179              71,766
Shareholder maintenance fees Class B                                          13,932               3,639               2,852
Shareholder maintenance fees Institutional Class                                  51                  50                  13
Transfer agent fees Class A                                                  308,547             129,483             215,376
Transfer agent fees Class B                                                   41,906              11,369               8,790
Transfer agent fees Institutional Class                                          145                 145                  49
Trustees' fees and insurance expenses                                         16,955               8,181              26,073
Other expenses                                                                10,484               4,508               8,239
Total Expenses Before Reimbursement                                        4,032,909           1,553,853           5,520,533

Less:
Reimbursement from adviser                                                   (56,079)                 --                  --
Fees paid indirectly                                                            (403)               (406)               (477)
Total Net Expenses                                                         3,976,427           1,553,447           5,520,056

Net Investment Income                                                      6,411,193           9,535,903          28,408,677

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                                8,335,406           6,892,386             747,865
Futures contracts                                                                 --                  --            (407,159)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                               24,974,274          (1,159,062)        (13,992,177)
Futures contracts                                                                 --                  --             274,756

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                             33,309,680           5,733,324         (13,376,715)

Net Increase in Net Assets Resulting
From Operations                                                          $39,720,873         $15,269,227         $15,031,962

Statement of Operations - continued

                                                                               AAL                 AAL             AAL Money
                                                                              Bond             Bond Index            Market
For the year ended April 30, 2004                                             Fund                Fund                Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                                                    $66,366             $14,136             $22,532
Taxable interest                                                          20,312,773           1,694,758           4,701,306
Tax exempt interest                                                               --                  --              28,630
Income from mortgage dollar rolls                                          4,952,607             291,037                  --
Income from securities loaned                                                 23,788               4,381                  --
Foreign dividend tax withholding                                                  --                  --                  --
Total Investment Income                                                   25,355,534           2,004,312           4,752,468

Expenses
Adviser fees                                                               2,403,981             115,666           2,063,046
Subadviser fees                                                                   --                  --                  --
Accounting and pricing fees                                                   64,463              33,771              56,379
Administrative service fees                                                   34,193               2,731              26,026
Audit and legal fees                                                          17,855              16,526              15,794
Custody fees                                                                  23,815              12,112              20,983
Distribution expense Class A                                               1,225,069                  --             380,636
Distribution expense Class B                                                 133,975                  --              19,838
Printing and postage expense Class A                                         231,256                  --             224,583
Printing and postage expense Class B                                          16,016                  --               2,955
Printing and postage expense Institutional Class                                 369                 230                 675
SEC and state registration expense                                            70,300              23,096             115,202
Shareholder maintenance fees Class A                                         125,671                  --             131,192
Shareholder maintenance fees Class B                                           8,385                  --               1,484
Shareholder maintenance fees Institutional Class                                 163                  77                 241
Transfer agent fees Class A                                                  374,739                  --             403,003
Transfer agent fees Class B                                                   25,635                  --               4,734
Transfer agent fees Institutional Class                                          479                 249                 748
Trustees' fees and insurance expenses                                         20,869               5,617              17,694
Other expenses                                                                 7,563               1,534               7,293
Total Expenses Before Reimbursement                                        4,784,796             211,609           3,492,506

Less:
Reimbursement from adviser                                                   (50,241)             (5,549)           (336,749)
Fees paid indirectly                                                            (782)               (113)               (208)
Total Net Expenses                                                         4,733,773             205,947           3,155,549

Net Investment Income                                                     20,621,761           1,798,365           1,596,919

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                               10,761,715           2,235,197                  --
Futures contracts                                                                 --                  --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                              (16,685,506)         (2,921,884)                 --
Futures contracts                                                                 --                  --                  --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                             (5,923,791)           (686,687)                 --

Net Increase in Net Assets Resulting
From Operations                                                          $14,697,970          $1,111,678          $1,596,919

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Changes in Net Assets

                                                           AAL Technology Stock Fund               AAL Aggressive Growth Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004           4/30/2003           4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment loss                                      $(473,618)          $(661,069)          $(614,872)          $(611,674)
Net realized gains/(losses) on:
Investments                                               (122,595)         (6,715,842)          3,935,910         (13,764,368)
Written option contracts                                        --                  --              (2,266)                 --
Futures contracts                                               --                  --                  --                  --
Foreign currency transactions                                   --                  --                  --             (55,592)
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             10,037,498            (733,387)          3,233,048           6,586,366
Written option contracts                                        --                  --                  (6)                 --
Futures contracts                                               --                  --                  --                  --
Foreign currency forward contracts                              --                  --                  --             (11,235)

Net Change in Net Assets Resulting
From Operations                                          9,441,285          (8,110,298)          6,551,814          (7,856,503)

Distributions to Shareholders

From Net Realized Gains                                         --                  --                  --                  --

Trust Share Transactions                                 4,685,272             359,069           3,079,447            (749,843)

Net Increase/(Decrease) in Net Assets                   14,126,557          (7,751,229)          9,631,261          (8,606,346)

Net Assets, Beginning of Period                         34,113,386          41,864,615          36,371,470          44,977,816

Net Assets, End of Period                              $48,239,943         $34,113,386         $46,002,731         $36,371,470

The AAL Mutual Funds
Statement of Changes in Net Assets

                                                            AAL Small Cap Stock Fund               AAL Small Cap Index Fund II
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004           4/30/2003           4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment loss                                    $(2,878,050)        $(2,608,288)           $(70,411)          $(111,415)
Net realized gains/(losses) on:
Investments                                             57,134,227         (25,870,944)          1,339,184            (105,395)
Written option contracts                                        --                  --                  --                  --
Futures contracts                                               --                  --             275,314                  --
Foreign currency transactions                                   --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             68,283,187         (58,852,217)          7,581,438          (5,162,810)
Written option contracts                                        --                  --                  --                  --
Futures contracts                                               --                  --             (71,365)                 --
Foreign currency forward contracts                              --                  --                  --                  --

Net Change in Net Assets Resulting
From Operations                                        122,539,364         (87,331,449)          9,054,160          (5,379,620)

Distributions to Shareholders

From Net Realized Gains                                         --                  --            (116,288)           (135,306)

Trust Share Transactions                                (1,267,655)         (1,577,965)          7,157,605           4,599,568

Net Increase/(Decrease) in Net Assets                  121,271,709         (88,909,414)         16,095,477            (915,358)

Net Assets, Beginning of Period                        294,534,826         383,444,240          22,722,079          23,637,437

Net Assets, End of Period                             $415,806,535        $294,534,826         $38,817,556         $22,722,079

The AAL Mutual Funds
Statement of Changes in Net Assets

                                                            AAL Small Cap Value Fund
                                                         ------------------------------
For the years ended                                      4/30/2004           4/30/2003
---------------------------------------------------------------------------------------

Operations
Net investment loss                                      $(217,571)          $(258,668)
Net realized gains/(losses) on:
Investments                                              6,913,295          (5,692,055)
Written option contracts                                        --                  --
Futures contracts                                               --                  --
Foreign currency transactions                                   --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             10,278,285            (208,280)
Written option contracts                                        --                  --
Futures contracts                                               --                  --
Foreign currency forward contracts                              --                  --

Net Change in Net Assets Resulting
From Operations                                         16,974,009          (6,159,003)

Distributions to Shareholders

From Net Realized Gains                                         --            (206,763)

Trust Share Transactions                                15,224,395          12,741,195

Net Increase/(Decrease) in Net Assets                   32,198,404           6,375,429

Net Assets, Beginning of Period                         34,443,438          28,068,009

Net Assets, End of Period                              $66,641,842         $34,443,438

                                                             AAL Mid Cap Stock Fund                  AAL Mid Cap Index Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004            4/30/2003          4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                           $(3,091,481)         $(1,464,241)          $187,303             $182,971
Net realized gains/(losses) on:
Investments                                            101,122,677          (43,113,627)           506,682              383,610
Futures contracts                                               --                   --            331,186              (49,260)
Foreign currency transactions                                   --                   --                 --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                            103,766,562         (115,065,272)         6,378,198           (4,893,181)
Futures contracts                                               --                   --            (79,901)              33,014
Foreign currency forward contracts                              --                   --                 --                   --
Foreign currency transactions                                   --                   --                 --                   --

Net Change in Net Assets Resulting
From Operations                                        201,797,758         (159,643,140)         7,323,468           (4,342,846)

Distributions to Shareholders
From net investment income                                      --                   --           (154,805)            (189,081)
From net realized gains                                         --                   --           (157,900)            (558,179)

Total Distributions to Shareholders                             --                   --           (312,705)            (747,260)

Trust Share Transactions                               (43,982,250)         (47,410,308)         3,952,019            1,515,301

Net Increase/(Decrease) in Net Assets                  157,815,508         (207,053,448)        10,962,782           (3,574,805)

Net Assets, Beginning of Period                        687,295,666          894,349,114         20,762,250           24,337,055

Net Assets, End of Period                             $845,111,174         $687,295,666        $31,725,032          $20,762,250

                                                            AAL Mid Cap Index Fund II                AAL International Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004            4/30/2003          4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                               $10,879             $(30,058)          $504,144             $215,528
Net realized gains/(losses) on:
Investments                                             (1,285,672)              (8,091)         7,806,086          (22,626,640)
Futures contracts                                          340,280              (97,769)                --                   --
Foreign currency transactions                                   --                   --             95,648              (23,209)
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             10,510,433           (6,119,609)        33,726,558          (18,647,688)
Futures contracts                                         (117,845)              40,615                 --                   --
Foreign currency forward contracts                              --                   --             11,150              (10,245)
Foreign currency transactions                                   --                   --            (61,437)              48,594

Net Change in Net Assets Resulting
From Operations                                          9,458,075           (6,214,912)        42,082,149          (41,043,660)

Distributions to Shareholders
From net investment income                                      --                   --           (220,677)            (615,956)
From net realized gains                                         --             (330,723)                --                   --

Total Distributions to Shareholders                             --             (330,723)          (220,677)            (615,956)

Trust Share Transactions                                 2,482,345            6,630,717         (3,834,606)          (2,438,838)

Net Increase/(Decrease) in Net Assets                    1,940,420               85,082         38,026,866          (44,098,454)

Net Assets, Beginning of Period                         31,960,037           31,874,955        135,696,168          179,794,622

Net Assets, End of Period                              $43,900,457          $31,960,037       $173,723,034         $135,696,168

                                                            AAL Capital Growth Fund
                                                         ------------------------------
For the years ended                                      4/30/2004           4/30/2003
---------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                           $10,386,310         $10,279,075
Net realized gains/(losses) on:
Investments                                            219,961,752          41,379,945
Futures contracts                                               --                  --
Foreign currency transactions                                   --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                            180,157,821        (592,144,065)
Futures contracts                                               --                  --
Foreign currency forward contracts                              --                  --
Foreign currency transactions                                   --                  --

Net Change in Net Assets Resulting
From Operations                                        410,505,883        (540,485,045)

Distributions to Shareholders
From net investment income                             (10,819,813)         (8,525,456)
From net realized gains                                         --                  --

Total Distributions to Shareholders                    (10,819,813)         (8,525,456)

Trust Share Transactions                              (179,757,383)       (281,236,979)

Net Increase/(Decrease) in Net Assets                  219,928,687        (830,247,480)

Net Assets, Beginning of Period                      2,747,571,080       3,577,818,560

Net Assets, End of Period                           $2,967,499,767      $2,747,571,080

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Statement of Changes in Net Assets - continued

                                                          AAL Large Company Index Fund          AAL Large Company Index Fund II
                                                         ------------------------------          -------------------------------
For the years ended                                      4/30/2004            4/30/2003          4/30/2004            4/30/2003
--------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                     $345,674             $896,812           $503,434             $242,725
Net realized gains/(losses) on:
Investments                                             (6,745,288)          (4,052,317)           246,671           (1,705,994)
Futures contracts                                          349,276              (54,060)           286,596             (102,432)
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             12,547,918           (5,927,155)         6,407,598           (3,345,226)
Futures contracts                                         (158,007)             143,492           (109,107)              83,795

Net Change in Net Assets Resulting
From Operations                                          6,339,573           (8,993,228)         7,335,192           (4,827,132)

Distributions to Shareholders
From net investment income                                (515,759)            (823,832)          (450,406)            (122,309)
Return of capital                                               --                   --                 --                   --

Total Distributions to Shareholders                       (515,759)            (823,832)          (450,406)            (122,309)

Trust Share Transactions                               (39,171,034)           8,904,399         19,470,000            3,367,131

Net Increase/(Decrease) in Net Assets                  (33,347,220)            (912,661)        26,354,786           (1,582,310)

Net Assets, Beginning of Period                         62,066,525           62,979,186         31,158,825           32,741,135

Net Assets, End of Period                              $28,719,305          $62,066,525        $57,513,611          $31,158,825

                                                             AAL Equity Income Fund                    AAL Balanced Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004            4/30/2003          4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                   $2,312,192           $2,495,047         $6,411,193           $6,074,943
Net realized gains/(losses) on:
Investments                                              6,985,872          (26,857,628)         8,335,406           (6,673,563)
Futures contracts                                               --                   --                 --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             44,006,861          (40,008,522)        24,974,274          (16,067,320)
Futures contracts                                               --                   --                 --                   --

Net Change in Net Assets Resulting
From Operations                                         53,304,925          (64,371,103)        39,720,873          (16,665,940)

Distributions to Shareholders
From net investment income                              (1,473,094)          (2,412,080)        (7,235,059)          (6,481,897)
Return of capital                                               --             (224,768)                --                   --

Total Distributions to Shareholders                     (1,473,094)          (2,636,848)        (7,235,059)          (6,481,897)

Trust Share Transactions                               (15,841,749)         (22,644,092)       (12,720,369)          79,470,705

Net Increase/(Decrease) in Net Assets                   35,990,082          (89,652,043)        19,765,445           56,322,868

Net Assets, Beginning of Period                        224,640,186          314,292,229        387,978,307          331,655,439

Net Assets, End of Period                             $260,630,268         $224,640,186       $407,743,752         $387,978,307

                                                            AAL High Yield Bond Fund
                                                         ------------------------------
For the years ended                                      4/30/2004            4/30/2003
---------------------------------------------------------------------------------------

Operations
Net investment income                                   $9,535,903          $10,223,909
Net realized gains/(losses) on:
Investments                                              6,892,386           (4,722,489)
Futures contracts                                               --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             (1,159,062)           5,907,656
Futures contracts                                               --                   --

Net Change in Net Assets Resulting
From Operations                                         15,269,227           11,409,076

Distributions to Shareholders
From net investment income                              (9,847,328)         (10,350,092)
Return of capital                                               --                   --

Total Distributions to Shareholders                     (9,847,328)         (10,350,092)

Trust Share Transactions                                13,020,493           (4,034,434)

Net Increase/(Decrease) in Net Assets                   18,442,392           (2,975,450)

Net Assets, Beginning of Period                        126,590,890          129,566,340

Net Assets, End of Period                             $145,033,282         $126,590,890

                                                             AAL Municipal Bond Fund                      AAL Bond Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004            4/30/2003          4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                  $28,408,677          $29,154,850        $20,621,761          $22,779,780
Net realized gains/(losses) on:
Investments                                                747,865            1,328,662         10,761,715           11,395,757
Futures contracts                                         (407,159)                  --                 --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                            (13,992,177)          16,557,031        (16,685,506)          16,823,088
Futures contracts                                          274,756                   --                 --                   --

Net Change in Net Assets Resulting
From Operations                                         15,031,962           47,040,543         14,697,970           50,998,625

Distributions to Shareholders
From net investment income                             (28,409,197)         (29,154,858)       (23,322,039)         (24,313,592)
From net realized gains                                         --                   --                 --                   --

Total Distributions to Shareholders                    (28,409,197)         (29,154,858)       (23,322,039)         (24,313,592)

Trust Share Transactions                               (24,142,088)          54,629,516        (51,820,503)          59,992,234

Net Increase/(Decrease) in Net Assets                  (37,519,323)          72,515,201        (60,444,572)          86,677,267

Net Assets, Beginning of Period                        687,387,771          614,872,570        568,914,265          482,236,998

Net Assets, End of Period                             $649,868,448         $687,387,771       $508,469,693         $568,914,265

                                                               AAL Bond Index Fund                    AAL Money Market Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      4/30/2004            4/30/2003          4/30/2004            4/30/2003
-------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                   $1,798,365           $3,647,249         $1,596,919           $4,644,725
Net realized gains/(losses) on:
Investments                                              2,235,197              901,692                 --                   --
Futures contracts                                               --                   --                 --                   --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             (2,921,884)           3,066,160                 --                   --
Futures contracts                                               --                   --                 --                   --

Net Change in Net Assets Resulting
From Operations                                          1,111,678            7,615,101          1,596,919            4,644,725

Distributions to Shareholders
From net investment income                              (2,237,415)          (4,228,371)        (1,596,919)          (4,644,725)
From net realized gains                                 (1,904,220)                  --                 --                   --

Total Distributions to Shareholders                     (4,141,635)          (4,228,371)        (1,596,919)          (4,644,725)

Trust Share Transactions                               (37,331,578)          18,718,618        (65,252,943)         (76,467,270)

Net Increase/(Decrease) in Net Assets                  (40,361,535)          22,105,348        (65,252,943)         (76,467,270)

Net Assets, Beginning of Period                         81,018,398           58,913,050        443,863,143          520,330,413

Net Assets, End of Period                              $40,656,863          $81,018,398       $378,610,200         $443,863,143

The accompanying notes to the financial statements are an integral part of this statement.

The AAL Mutual Funds
Notes to Financial Statements
April 30, 2004

(1) ORGANIZATION

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts
Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company
Act of 1940. The Trust is divided into twenty separate series (the
"Fund(s)"), each with its own investment objective and policies. As of
February 1, 2004, the Trust consists of fifteen equity funds, eight fixed-income funds and one money market fund of which one equity and three fixed-income funds have not yet commenced operations. The Trust commenced operations on July 16, 1987.

The U.S. Government Zero Coupon Target Fund, Series 2006 of the Trust is
presented under a separate annual report.

The Trust offers three classes of shares: Class A, Class B and
Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for
The AAL Money Market Fund) and a maximum front-end sales load of 5.50%
for equity funds and 4.50% for fixed-income funds, excluding The AAL
Money Market Fund. Class B shares are offered at net asset value and a
1.00% annual 12b-1 fee (0.875% for The AAL Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The following Funds offer all three classes of shares: The AAL
Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap
Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund,
The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity
Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The
AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market
Fund. The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and
The AAL Large Company Index Fund II offer class A and B shares only. The
AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL
Bond Index Fund offer Institutional Class shares. Effective May 11,
2004, the Trust no longer offers Class B shares of The AAL Small Cap
Index Fund II, The AAL Mid Cap Index Fund II and the AAL Large Company
Index Fund II. As a result, these three Funds' Class B shares were converted into each Fund's respective Class A shares, prior to the expiration of the five-year holding period.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the
Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day.
Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the
Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

Fair valuation of international securities -- As many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.

For all Funds other than the AAL Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the AAL Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The AAL Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of April 30, 2004, five securities in The AAL High Yield Bond Fund were valued at fair value, which represents 0.73% of the Fund's net assets.

(B) Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the
Money Market Fund may enter into forward currency contracts.
Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of
Operations. In the event that counterparties fail to settle these forward contracts, the funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended April 30, 2004,
The AAL International Fund engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the
Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.
Net investment income, non class-specific expenses and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually for all Funds after the close of the fiscal year. Funds involved in mergers may distribute dividends and capital gains immediately preceding the merger.

Dividends from the following funds are declared and paid annually: The
AAL Technology Stock, The AAL Aggressive Growth Fund, The AAL Small Cap
Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value
Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund, The AAL
Mid Cap Index Fund II, The AAL International Fund, The AAL Capital
Growth Fund, The AAL Large Company Index Fund, The AAL Large Company
Index Fund II and The AAL Equity Income Fund. Dividends from The AAL
Balanced Fund are declared and paid quarterly. Dividends from The AAL
High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund,
The AAL Bond Index Fund and The AAL Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund also include any short-term net realized gains or losses on the sale of securities.

(I) Options -- All Funds except The AAL Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended April 30,
2004, The AAL Aggressive Growth Fund engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended April
30, 2004, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund,
The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund, The AAL
Large Company Index Fund II, and The AAL Municipal Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions issued by GNMA, FNMA and FHLMC, in which the
Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The AAL Balanced Fund, The AAL Bond Fund and The AAL Bond
Index Fund earned $1,336,087, $4,952,607 and $291,037, respectively, from such fees for the year ended April 30, 2004.

(L) Securities Lending -- Effective October 31, 2003, The AAL Mutual
Funds entered into a Securities Lending Agreement (the "Agreement") with
State Street Bank and Trust Company ("State Street Bank"). The Agreement
authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S. Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a State Street Bank Money Market fund. As of April 30, 2004, all Funds except The AAL Municipal Bond Fund and The AAL Money Market Fund had securities on loan. The value of securities on loan is as follows:

                                                       Securities
Fund                                                     on Loan
-----------------------------------------------------------------
The AAL Technology Stock Fund                        $  2,784,059
The AAL Aggressive Growth Fund                          1,260,404
The AAL Small Cap Stock Fund                           68,063,063
The AAL Small Cap Index Fund II                         9,419,948
The AAL Small Cap Value Fund                            7,413,957
The AAL Mid Cap Stock Fund                             86,366,046
The AAL Mid Cap Index Fund                              3,121,318
The AAL Mid Cap Index Fund II                           2,948,507
The AAL International Fund                             38,733,140
The AAL Capital Growth Fund                            42,276,027
The AAL Large Company Index Fund                          567,796
The AAL Large Company Index Fund II                       681,630
The AAL Equity Income Fund                              5,084,670
The AAL Balanced Fund                                  19,131,056
The AAL High Yield Fund                                19,509,314
The AAL Bond Fund                                      50,476,581
The AAL Bond Index Fund                                 8,979,815

(M) The Impact of Initial Public Offerings on Performance -- Each Fund
may invest in an initial public offering ("IPO") of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the
IPO is oversubscribed, this presents the Fund with the opportunity to
"flip" or trade the security at higher prices resulting in a profit for the Fund. Investments in IPO's may have a magnified performance impact on a Fund with a small asset base. A Fund with enhanced performance from
"flipping" IPO's may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for the
Fund.

(N) When-Issued and Delayed Delivery Transactions -- The Funds may
engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Fund are earmarked on the trade date on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust has entered into an Investment
Advisory Agreement with Thrivent Investment Management Inc. (Thrivent
Investment Mgt.), ("the Adviser"). Thrivent Investment Mgt. is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent
Financial). Under the Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

         (M - Millions)               $0 to       $50 to       $100 to     $200 to      $500 to      $1,000 to      Over
Fund                                  $50M        $100M         $200M       $500M       $1,000M       $5,000M       $5,000M
---------------------------------------------------------------------------------------------------------------------------

The AAL Technology Stock Fund         0.75%       0.75%        0.75%       0.75%        0.75%        0.75%          0.75%
The AAL Aggressive Growth Fund        0.80%       0.80%        0.75%       0.75%        0.70%        0.70%          0.70%
The AAL Small Cap Stock Fund          0.70%       0.70%        0.70%       0.65%        0.65%        0.65%          0.65%
The AAL Small Cap Index Fund II       0.25%       0.25%        0.25%       0.25%        0.25%        0.25%          0.25%
The AAL Small Cap Value Fund          0.70%       0.70%        0.70%       0.70%        0.70%        0.70%          0.70%
The AAL Mid Cap Stock Fund            0.70%       0.70%        0.70%       0.65%        0.65%        0.60%          0.60%
The AAL Mid Cap Index Fund            0.25%       0.20%        0.20%       0.20%        0.20%        0.20%          0.20%
The AAL Mid Cap Index Fund II         0.25%       0.25%        0.25%       0.25%        0.25%        0.25%          0.25%
The AAL International Fund            0.65%       0.60%        0.60%       0.60%        0.60%        0.60%          0.60%
The AAL Capital Growth Fund           0.65%       0.65%        0.65%       0.65%       0.575%        0.50%          0.45%
The AAL Large Company Index Fund      0.25%      0.175%       0.175%      0.175%       0.175%       0.175%         0.175%
The AAL Large Company Index Fund II   0.25%       0.25%        0.25%       0.25%        0.25%        0.25%          0.25%
The AAL Equity Income Fund            0.45%       0.45%        0.45%       0.45%        0.45%        0.45%          0.45%
The AAL Balanced Fund                 0.55%       0.55%        0.55%       0.55%        0.55%        0.55%          0.55%
The AAL High Yield Bond Fund          0.55%       0.55%        0.55%       0.55%        0.55%        0.55%          0.55%
The AAL Municipal Bond Fund           0.45%       0.45%        0.45%       0.45%        0.45%        0.45%          0.45%
The AAL Bond Fund                     0.45%       0.45%        0.45%       0.45%        0.45%        0.45%          0.45%
The AAL Bond Index Fund               0.25%      0.175%       0.175%      0.175%       0.175%       0.175%         0.175%
The AAL Money Market Fund             0.50%       0.50%        0.50%       0.50%        0.45%        0.45%          0.45%

The Adviser pays Oechsle International Advisors, LLC an annual subadvisory fee for performance of subadvisory services for The AAL
International Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.40% on the first
$50 million of average daily net assets and 0.35% of average daily net assets over $50 million.

The Adviser pays Pacific Investment Management Company, LLC (PIMCO) an annual subadvisory fee for performance of subadvisory services for The
AAL High Yield Bond Fund. The subadvisory fee, which is paid by the
Adviser from its advisory fee, is 0.25% of average daily net assets.
Effective June 1, 2004, the subadvisory agreement was terminated.

Effective June 1, 2004, the Adviser entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services for The AAL Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

From January 1, 2003, until December 31, 2003, the following expense reimbursements were in effect, persuant to a contract: The AAL
Technology Stock Fund, 1.00% and 1.75% of the average daily net assets of Class A and Class B shares, respectively; The AAL Small Cap Index
Fund II, 0.15% and 0.20% of the average daily net assets of Class A and
Class B shares, respectively; The AAL Small Cap Value Fund, 0.50% of the average daily net assets of Class A, Class B and Institutional Class shares; The AAL Mid Cap Index Fund II, 0.50% of the average daily net assets of Class B shares; and The AAL Large Company Index Fund II, 0.75%
of the average daily net assets of Class A and Class B shares. Effective
January 10, 2003, the expense reimbursements in effect for The AAL Money
Market Fund were 0.10% and 0.15% of the average daily net assets of
Class A and Class B shares, respectively.

On January 10, 2003, an additional voluntary expense reimbursement of
0.25% of average daily net assets for the Class B shares of The AAL
Money Market Fund went into effect. This voluntary expense reimbursement may be discontinued at any time.

Effective January 1, 2004, the following voluntary expense
reimbursements were in effect: The AAL Technology Stock Fund, 0.50% and
1.00% of the average daily net assets of Class A and Class B shares, respectively; The AAL Small Cap Index Fund II, 0.20% of the average daily net assets of Class B shares; The AAL Small Cap Value Fund, 0.50%
of the average daily net assets of Class A, Class B and Institutional
Class shares; The AAL Mid Cap Index Fund II and 0.50% of the average daily net assets of Class B shares; The AAL Large Company Index Fund II,
0.75% of the average daily net assets of Class A and Class B shares; and
The AAL Money Market Fund, 0.10% and 0.40% of the average daily net assets of Class A and Class B shares, respectively. Also effective on
January 1, 2004, The AAL Small Cap Index Fund II and The AAL Mid Cap
Index Fund II Class A share expenses were voluntarily reimbursed to limit expenses to 0.95% and 0.90%, respectively, of average daily net assets. Effective February 1, 2004, Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for The AAL Technology Stock Fund, The AAL Aggressive Growth
Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The
AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap
Index Fund II and The AAL International Fund. These voluntary expense reimbursements may be discontinued at any time.

Each non-money market Fund may invest in The AAL Money Market Fund subject to certain limitations. The following Funds invested cash in The
AAL Money Market Fund during the period: The AAL Technology Stock Fund,
The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL
Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap
Stock Fund, The AAL Mid Cap Index Fund, The AAL Mid Cap Index II Fund,
The AAL Capital Growth Fund, The AAL Large Company Index Fund, The AAL
Large Company Index Fund II, The AAL Equity Income Fund, The AAL
Balanced Fund, The AAL Bond Index Fund and The AAL Bond Fund. These
related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money Market Fund.

(B) Distribution and Shareholder Servicing Plans -- Thrivent Investment
Mgt. is also the Trust's distributor. The Trust has adopted a
Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the
Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of
0.25% (0.125% for The AAL Money Market Fund) of average net assets.
Class B Shares have a Rule 12b-1 fee of 1.0% (0.875% for The AAL Money
Market Fund) of average net assets.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account. Effective May 1,
2004, the shareholder maintenance contract was terminated.

(C) Sales Charges and Other Fees -- For the year ended April 30, 2004,
Thrivent Investment Mgt. received $16,291,621 of aggregate underwriting concessions from the sales of the Trust's Class A and B shares and aggregate contingent deferred sales charges of $295,920 from redemptions of Class A and Class B shares. Sales charges are not an expense of the
Trust and are not reflected in the financial statements of any of the
Funds.

The Trust has entered into an accounting services agreement with
Thrivent Financial pursuant to which Thrivent Financial provides certain accounting personnel and services. For the year ended April 30, 2004,
Thrivent Financial received aggregate fees for accounting personnel and services of $945,014 from the Trust.

Effective January 1, 2004, Thrivent Investment Mgt. entered an agreement to provide certain administrative personnel and services to the Funds.
For the year ended April 30, 2004 Thrivent Investment Mgt. received aggregate fees for administrative personnel and services of $484,555 from the Trust.

In addition, effective April 24, 2004, the Trust entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent
Investor Services) to provide the Funds with transfer agent services.
For the year ended April 30, 2004, Thrivent Investor Services received no fees for transfer agent services from the Trust.

Each Trustee of the Funds who is not affiliated with Thrivent Financial or the Adviser receives an annual fee of $65,000 from the Funds for services as a Trustee. In addition, the lead independent director and independent chairman each receive an additional fee of $2,500. Each
Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan.

Those Trustees not participating in the above plan received $58,859 in fees from the Trust for the year ended April 30, 2004. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the
Trust.  In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Investment Mgt. and Thrivent Investor
Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of
America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

                        Accumulated     Accumulated
                       Net Investment   Net Realized        Trust
Fund                    Income/(Loss)    Gain/(Loss)       Capital
----------------------------------------------------------------------
AAL Technology Stock      $  472,414    $        --        $  (472,414)
AAL Aggressive Growth        613,646            632           (614,278)
AAL Small Cap Stock        2,872,539     (3,118,539)           246,000
AAL Small Cap Index II        69,623        (79,323)             9,700
AAL Small Cap Value          216,722       (224,722)             8,000
AAL Mid Cap Stock          3,078,671         63,973         (3,142,644)
AAL Mid Cap Index             (4,062)         4,062                 --
AAL Mid Cap Index II          (5,578)         5,578                 --
AAL International            109,438       (109,438)                --
AAL Capital Growth                --     (7,500,000)         7,500,000
AAL Large
 Company Index                (4,530)     5,906,547         (5,902,017)
AAL Large
 Company Index II             (4,143)         4,143                 --
AAL Equity Income            (27,492)        27,492                 --
AAL Balanced                 753,142       (754,026)               884
AAL High Yield Bond          287,526       (287,526)                --
AAL Bond                   2,699,846     (2,699,846)                --
AAL Bond Index               438,992       (438,992)                --
AAL Money Market             (35,211)            --             35,211

At April 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                    Undistributed        Undistributed
                                      Ordinary             Long-Term
Fund                                   Income            Capital Gain
----------------------------------------------------------------------
AAL Small Cap Stock                   $12,731,934         $ 11,407,705
AAL Small Cap Index II                         --            1,238,480
AAL Small Cap Value                       294,930            1,353,679
AAL Mid Cap Index                         145,716              394,989
AAL Mid Cap Index II                        6,123                   --
AAL International                       1,176,915                   --
AAL Capital Growth                      1,858,376          205,974,665
AAL Large Company Index                   110,274                   --
AAL Large Company Index II                170,405                   --
AAL Equity Income                         815,845                   --
AAL Balanced                              537,115                   --
AAL High Yield Bond                       264,906                   --
AAL Municipal Bond                        (18,425)                  --
AAL Bond                                  120,102              493,715
AAL Bond Index                             57,496                   --
AAL Money Market                           22,953                   --

At April 30, 2004, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                                 Capital Loss        Expiration
Fund                               Carryover            Year
---------------------------------------------------------------
AAL Technology Stock           $     570,441           2009
                                  13,587,499           2010
                                  13,695,973           2011
                                   1,279,762           2012
                               -------------
                               $  29,133,675
                               =============
AAL Aggressive Growth            $14,959,072           2010
                                  21,019,713           2011
                               -------------
                               $  35,978,785
                               =============
AAL Mid Cap Stock              $  50,546,407           2011
                               =============
AAL Mid Cap Index II           $   1,160,319           2012
                               =============
AAL International              $  26,492,905           2010
                                  46,508,608           2011
                               -------------
                               $  73,001,513
                               =============
AAL Large Company Index        $      45,813           2009
                                     105,571           2010
                                   3,211,202           2011
                                   1,730,425           2012
                               -------------
                               $   5,093,011
                               =============
AAL Large Company Index II     $      90,757           2010
                                     892,348           2011
                                     506,007           2012
                               -------------
                               $   1,489,112
                               =============
AAL Equity Income              $     916,607           2010
                                  19,454,562           2011
                                   5,864,750           2012
                               -------------
                               $  26,235,919
                               =============
AAL Balanced                   $   9,247,748           2011
                               =============
AAL High Yield Bond            $  38,563,635           2009
                                  14,003,544           2010
                                  12,668,032           2011
                               -------------
                               $  65,235,211
                               =============
AAL Municipal Bond             $   9,591,235           2008
                                     328,490           2010
                               -------------
                               $   9,919,725
                               =============

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers, if any, to the extent permitted by the Code.

The following Funds deferred, on a tax basis, the following post-October
2003 losses:

Fund                                                  Post-October Loss
-----------------------------------------------------------------------
AAL Municipal Bond                                              $94,139
AAL Bond Index                                                   21,869

These amounts are deferred and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended
April 30, 2004 and 2003 was as follows:

                                  Tax-Exempt Income               Ordinary Income      Long-Term Capital Gain
Fund                            2004             2003           2004           2003     2004            2003
-------------------------------------------------------------------------------------------------------------

AAL Small Cap Index II    $       --       $       --    $        --     $       --     $  116,288   $135,306
AAL Small Cap Value               --               --             --        206,590             --        173
AAL Mid Cap Index                 --               --        212,516        295,250        100,189    452,010
AAL Mid Cap Index II              --               --             --             --             --    330,723
AAL International                 --               --        220,677        615,956             --         --
AAL Capital Growth                --               --     10,819,813      8,525,456             --         --
AAL Large Company Index           --               --        515,759        823,832             --         --
AAL Large Company Index II        --               --        450,406        122,309             --         --
AAL Equity Income                 --               --      1,473,094      2,636,848*            --         --
AAL Balanced                      --               --      7,235,059      6,481,897             --         --
AAL High Yield Bond               --               --      9,847,328     10,350,092             --         --
AAL Municipal Bond        28,120,568       28,802,230        288,629        352,628             --         --
AAL Bond                          --               --     23,322,039     24,313,592             --         --
AAL Bond Index                    --               --      2,520,483      4,228,371      1,621,152         --
AAL Money Market                  --               --      1,596,919      4,644,725             --         --

*For the year ended April 30, 2003, The AAL Equity Income Fund had a return of capital of $224,768.

At April 30, 2004, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                                           Net Unrealized
                                   Federal          Unrealized          Unrealized          Appreciation
Fund                              Tax Cost         Appreciation        (Depreciation)      (Depreciation)
---------------------------------------------------------------------------------------------------------

AAL Technology Stock           $   58,871,710      $ 3,246,346        $ (11,103,124)       $  (7,856,778)
AAL Aggressive Growth              42,673,149        6,220,904           (1,645,340)           4,575,564
AAL Small Cap Stock               416,937,666       77,262,224           (7,237,301)          70,024,923
AAL Small Cap Index II             43,111,568        8,322,816           (3,067,281)           5,255,535
AAL Small Cap Value                61,965,521       13,531,524           (1,271,890)          12,259,634
AAL Mid Cap Stock                 858,265,624       98,483,873          (23,822,298)          74,661,575
AAL Mid Cap Index                  31,481,088        6,654,109           (3,220,559)           3,433,550
AAL Mid Cap Index II               40,632,456        8,924,253           (3,045,043)           5,879,210
AAL International                 201,060,499       21,072,836           (8,065,279)          13,007,557
AAL Capital Growth              2,188,022,375      952,538,839         (129,154,255)         823,384,584
AAL Large Company Index            30,057,137        2,920,879           (3,760,722)            (839,843)
AAL Large Company Index II         63,697,392        4,359,781           (7,949,602)          (3,589,821)
AAL Equity Income                 237,292,140       41,274,498           (8,991,316)          32,283,182
AAL Balanced                      451,622,422       26,893,236          (13,657,131)          13,236,105
AAL High Yield Bond               156,867,554        5,639,778           (2,699,467)           2,940,311
AAL Municipal Bond                604,566,190       38,312,277           (3,777,941)          34,534,336
AAL Bond                          697,761,808        6,920,018           (6,175,311)             744,707
AAL Bond Index                     59,062,625          802,655             (644,042)             158,613
AAL Money Market                  379,334,081               --                   --                   --

Shareholder Notification of Federal Tax Status (unaudited)

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

                                Dividends             Qualified
                                Received              Dividend
                              Deduction for          Income for
Fund                           Corporations         Individuals
---------------------------------------------------------------
AAL Mid Cap Index                       76%                 83%
AAL International                       --                  78%
AAL Capital Growth                     100%                100%
AAL Large Company Index                100%                100%
AAL Large Company Index II             100%                100%
AAL Equity Income                      100%                100%
AAL Balanced                            42%                 42%

The AAL Municipal Bond Fund designates 97.43% of the dividends declared from net investment income as exempt from federal income tax for the year ended April 30, 2004.

The Funds designate the following amounts as distributions of long-term capital gains: The AAL Small Cap Index Fund II, $122,330; The AAL Mid
Cap Index Fund, $100,189; The AAL Capital Growth Fund, $7,500,000; and
The AAL Bond Index Fund, $1,621,152. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the years ended April 30, 2004 and 2003 were as follows:

                                                                   Net Investment Income
                                       -------------------------------------------------------------------------------
                                                   2004                                     2003
                                       --------------------------------------    -------------------------------------
                                                                Institutional                            Institutional
Fund                                     Class A       Class B          Class      Class A      Class B          Class
-----------------------------------------------------------------------------    -------------------------------------

The AAL International Fund            $   197,851   $      --      $   22,826   $   578,875  $      --      $   37,081
The AAL Capital Growth Fund            10,195,390          --         624,423     8,119,482         --         405,974
The AAL Large Company Index Fund II       450,406          --              --       122,309         --              --
The AAL Equity Income Fund *            1,356,979          --         116,115     2,535,494      5,043          96,311
The AAL Balanced Fund                   4,643,481     143,357       2,448,221     5,111,830    221,480       1,148,587
The AAL High Yield Bond Fund            9,192,442     384,178         270,708     9,575,283    511,785         263,024
The AAL Municipal Bond Fund            27,816,678     443,153         149,366    28,498,469    433,744         222,645
The AAL Bond Fund                      21,399,539     454,489       1,468,011    22,638,728    379,801       1,295,063
The AAL Money Market Fund                 976,431       1,593         618,895     3,391,021     12,976       1,240,728

                                                                       Net Realized Gains
                                       -------------------------------------------------------------------------------
                                                   2004                                     2003
                                       --------------------------------------    -------------------------------------
                                                                Institutional                            Institutional
Fund                                     Class A       Class B          Class      Class A      Class B          Class
-----------------------------------------------------------------------------    -------------------------------------

The AAL Small Cap Index Fund II       $   103,953   $ 12,335              N/A   $   123,156  $ 12,150              N/A
The AAL Small Cap Value Fund                   --         --               --       168,998    16,195          $21,570
The AAL Mid Cap Index Fund II                  --         --              N/A       302,359    28,364              N/A

* For the year ended April 30, 2003, distributions from net investment income for The AAL Equity Income Fund had a return of capital of
$218,119 for Class A shares and $6,649 for Institutional Class shares.
No Funds had a return of capital for the year ended April 30, 2004. (6)

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the year ended
April 30, 2004, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                            In thousands
                                  -----------------------------
Fund                                  Purchases       Sales
---------------------------------------------------------------
The AAL Technology Stock Fund          $ 32,149      $   28,396
The AAL Aggressive Growth Fund           47,491          44,730
The AAL Small Cap Stock Fund            377,568         391,134
The AAL Small Cap Index Fund II          11,107           5,408
The AAL Small Cap Value Fund             52,557          39,386
The AAL Mid Cap Stock Fund              946,973       1,008,450
The AAL Mid Cap Index Fund                6,736           3,347
The AAL Mid Cap Index Fund II            11,615          10,686
The AAL International Fund              117,372         121,992
The AAL Capital Growth Fund             598,988         904,190
The AAL Large Company Index Fund          7,711          45,235
The AAL Large Company Index Fund II      21,957           2,433
The AAL Equity Income Fund               60,826          74,721
The AAL Balanced Fund                   162,167         208,638
The AAL High Yield Bond Fund            121,030         116,678
The AAL Municipal Bond Fund              71,579          68,711
The AAL Bond Fund                       390,044         443,760
The AAL Bond Index Fund                  12,974          25,281

Purchases and sales of U.S. Government securities were:

                                            In thousands
                                  -----------------------------
Fund                                  Purchases       Sales
---------------------------------------------------------------
The AAL Balanced Fund                $  576,953      $  563,334
The AAL Bond Fund                     2,135,070       2,102,632
The AAL Bond Index Fund                 137,373         162,444

(B) Investments in Restricted Securities -- The AAL High Yield Bond Fund
owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was
$2,617,140 at April 30, 2004, which represented 1.81% of the net assets of the AAL High Yield Bond Fund. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The AAL High Yield Bond
Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds except The AAL Municipal Bond Fund and The AAL Money
Market Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended April 30, 2004, were as follows:

                                    AAL Aggressive Growth Fund
                                  -----------------------------
                                       Number of     Premium
                                       Contracts     Amount
---------------------------------------------------------------
Balance at April 30, 2003                     --     $       --
Opened                                       144         14,188
Closed                                      (131)       (13,173)
Expired                                      (11)          (731)
Exercised                                     --             --
                                       ---------     ----------
Balance at April 30, 2004                      2     $      284
                                       =========     ==========

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended April 30, 2004, in The
AAL Money Market Fund, is as follows:

                                           Gross           Gross       Balance of Shares                      Dividend Income
                                       Purchases and     Sales and       Held April 30,        Value           May 1, 2003 -
Fund                                     Additions       Reductions          2004          April 30, 2004     April 30, 2004
----------------------------------------------------------------------------------------------------------------------------

The AAL Technology Stock Fund          $ 9,300,669       $ 9,048,497    1,808,961          $ 1,808,961        $ 11,432
The AAL Aggressive Growth Fund           7,951,405         8,420,208      645,986              645,986           4,375
The AAL Small Cap Stock Fund            95,815,803        86,320,510   11,384,032           11,384,032          61,877
The AAL Small Cap Index Fund II          8,456,256         7,207,865    1,310,309            1,310,309           4,701
The AAL Small Cap Value Fund            18,030,826        16,376,083    3,021,618            3,021,618          12,749
The AAL Mid Cap Stock Fund              34,738,233        35,734,232   11,412,934           11,412,934          65,302
The AAL Mid Cap Index Fund               9,200,461         8,987,929      743,917              743,917           4,774
The AAL Mid Cap Index Fund II           10,264,001         8,951,572    1,848,410            1,848,410           6,102
The AAL Capital Growth Fund             41,930,207        39,121,873   11,348,795           11,348,795          56,067
The AAL Large Company Index Fund         9,811,309        11,265,307    1,258,720            1,258,720           5,182
The AAL Large Company Index Fund II     16,817,249        15,342,975    2,644,795            2,644,795           8,630
The AAL Equity Income Fund              34,226,328        30,047,060    8,398,228            8,398,228          38,785
The AAL Balanced Fund                   41,477,743        42,729,668   11,343,227           11,343,227          65,549
The AAL Bond Fund                       41,384,165        40,412,707   11,410,769           11,410,769          66,366
The AAL Bond Index Fund                  2,232,087         4,180,417    1,970,640            1,970,640          14,135

(8) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds.
Transactions in Fund shares were as follows:

                                                              The AAL Technology Stock Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003           Shares         Amount         Shares         Amount         Shares         Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------

Sold                                4,378,722  $  10,489,136        322,042  $     750,091      1,021,683  $   2,634,557
Redeemed                           (2,641,039)    (6,232,216)       (93,926)      (214,226)    (2,620,400)    (7,068,273)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net change                          1,737,683  $   4,256,920        228,116  $     535,865     (1,598,717) $  (4,433,716)
                                =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
-------------------------
Sold                                4,806,864  $  15,567,018        478,699  $   1,515,638         15,237  $      52,999
Redeemed                           (3,544,283)   (11,544,431)      (290,521)      (892,403)        (3,779)       (13,549)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net change                          1,262,581  $   4,022,587        188,178  $     623,235         11,458  $      39,450
                                =============  =============  =============  =============  =============  =============

                                                             The AAL Aggressive Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003           Shares         Amount         Shares         Amount         Shares         Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                2,009,788  $   7,533,552        225,924  $     815,411        363,729  $   1,469,145
Redeemed                           (1,650,657)    (5,998,338)       (80,046)      (285,286)    (1,081,450)    (4,284,327)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net change                            359,131  $   1,535,214        145,878  $     530,125       (717,721) $  (2,815,182)
                                =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
-------------------------
Sold                                1,999,162  $   8,712,893        242,878  $   1,011,955         11,474  $      54,045
Redeemed                           (1,347,386)    (5,822,805)      (212,533)      (864,712)        (2,570)       (11,929)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net change                            651,776  $   2,890,088         30,345  $     147,243          8,904  $      42,116
                                =============  =============  =============  =============  =============  =============

                                                             The AAL Small Cap Stock Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003           Shares         Amount         Shares         Amount         Shares         Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                3,978,322  $  47,496,197        344,965  $   3,866,489        413,374  $   5,035,811
Redeemed                           (4,121,616)   (46,901,963)      (805,925)    (8,837,854)      (194,264)    (2,236,645)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net change                           (143,294) $     594,234       (460,960) $  (4,971,365)       219,110  $   2,799,166
                                =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
-------------------------
Sold                                3,342,207  $  50,108,302        342,789  $   4,814,140        104,729  $   1,652,803
Redeemed                           (3,279,853)   (48,832,120)      (621,536)    (8,523,200)       (29,772)      (487,580)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net change                             62,354  $   1,276,182       (278,747) $  (3,709,060)        74,957  $   1,165,223
                                =============  =============  =============  =============  =============  =============

                                                    The AAL Small Cap Index Fund II
                                        -----------------------------------------------------------
                                                  Class A                       Class B
                                        ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount
--------------------------------------  -------------  -------------  -------------  -------------

Sold                                          682,065  $   6,246,710         86,130  $     762,168
Dividends and distributions reinvested         11,890        122,343          1,199         12,149
Redeemed                                     (281,412)    (2,448,619)       (11,373)       (95,183)
                                        -------------  -------------  -------------  -------------
Net change                                    412,543  $   3,920,434         75,956  $     679,134
                                        =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                          759,328  $   8,765,026        125,231  $   1,438,820
Dividends and distributions reinvested          8,435        102,742          1,040         12,300
Redeemed                                     (264,570)    (3,014,785)       (13,264)      (146,498)
                                        -------------  -------------  -------------  -------------
Net change                                    503,193  $   5,852,983        113,007  $   1,304,622
                                        =============  =============  =============  =============

                                                                      The AAL Small Cap Value Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------

Sold                                        1,707,983  $  16,485,676        143,733  $   1,344,321        113,249  $   1,004,332
Dividends and distributions reinvested         15,616        168,804          1,507         16,199          1,983         21,570
Redeemed                                     (667,504)    (5,973,043)       (26,573)      (236,673)       (10,034)       (89,991)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,056,095  $  10,681,437        118,667  $   1,123,847        105,198  $     935,911
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                        1,231,692  $  15,453,286        133,641  $   1,636,852        401,305  $   4,993,888
Redeemed                                     (472,176)    (5,830,858)       (22,832)      (280,334)       (62,832)      (748,439)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    759,516  $   9,622,428        110,809  $   1,356,518        338,473  $   4,245,449
                                        =============  =============  =============  =============  =============  =============

                                                                      The AAL Mid Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,622,797  $  61,355,828        436,184  $   4,433,244        428,076  $   4,775,897
Redeemed                                   (9,968,058)  (104,853,157)      (856,791)    (8,546,850)      (417,793)    (4,575,270)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (4,345,261) $ (43,497,329)      (420,607) $  (4,113,606)        10,283  $     200,627
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
---------------------------------------
Sold                                        4,574,691  $  60,126,709        427,350  $   5,204,771        375,149  $   5,057,016
Redeemed                                   (7,956,658)  (103,176,578)      (620,611)    (7,370,345)      (280,523)    (3,823,823)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (3,381,967) $ (43,049,869)      (193,261) $  (2,165,574)        94,626  $   1,233,193
                                        =============  =============  =============  =============  =============  =============

                                              The AAL Mid Cap
                                                Index Fund                           The AAL Mid Cap Index Fund II
                                        ----------------------------- -----------------------------------------------------------
                                            Institutional Class                Class A                       Class B
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                          453,532  $   4,084,475      1,072,267  $   9,537,229        114,965  $     977,283
Dividends and distributions reinvested         79,150        704,768         35,578        299,925          3,443         28,333
Redeemed                                     (371,137)    (3,273,942)      (478,709)    (4,034,206)       (21,403)      (177,847)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    161,545  $   1,515,301        629,136  $   5,802,948         97,005  $     827,769
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                          786,601  $   8,854,724      1,077,267  $  11,716,850        163,505  $   1,744,648
Dividends and distributions reinvested         25,553        298,459             --             --             --             --
Redeemed                                     (449,628)    (5,201,164)    (1,079,523)   (10,697,111)       (26,853)      (282,042)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    362,526  $   3,952,019         (2,256) $   1,019,739        136,652  $   1,462,606
                                        =============  =============  =============  =============  =============  =============

                                                                       The AAL International Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,083,299  $  35,917,668        231,712  $   1,617,935         88,790  $     723,975
Dividends and distributions reinvested         85,334        574,295             --             --          3,059         20,677
Redeemed                                   (5,544,889)   (37,965,359)      (462,104)    (3,206,174)       (17,240)      (121,855)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (376,256) $  (1,473,396)      (230,392) $  (1,588,239)        74,609  $     622,797
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
---------------------------------------
Sold                                        4,804,623  $  38,879,613        235,145  $   1,898,391         85,179  $     706,854
Dividends and distributions reinvested         22,530        196,231             --             --          1,798         15,790
Redeemed                                   (5,339,553)   (42,593,344)      (247,229)    (1,951,550)      (126,779)      (986,591)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (512,400) $  (3,517,500)       (12,084) $     (53,159)       (39,802) $    (263,947)
                                        =============  =============  =============  =============  =============  =============

                                                                     The AAL Capital Growth Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        7,453,661  $ 188,742,782        509,708  $  12,339,095        976,708  $  24,557,544
Dividends and distributions reinvested        318,131      8,009,547             --             --         14,388        366,892
Redeemed                                  (18,886,433)  (464,941,823)    (1,561,730)   (37,394,305)      (515,719)   (12,916,711)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (11,114,641) $(268,189,494)    (1,052,022) $ (25,055,210)       475,377  $  12,007,725
                                        =============  =============  =============  =============  =============  =============

Year Ended April 30, 2004
---------------------------------------
Sold                                        6,751,343  $ 191,018,783        562,079  $  15,122,456        633,557  $  17,877,502
Dividends and distributions reinvested        359,246     10,051,966             --             --         20,616        577,002
Redeemed                                  (13,157,567)  (370,317,835)    (1,187,337)   (31,754,804)      (430,599)   (12,332,453)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (6,046,978) $(169,247,086)      (625,258) $ (16,632,348)       223,574  $   6,122,051
                                        =============  =============  =============  =============  =============  =============

                                               The AAL Large
                                             Company Index Fund                 The AAL Large Company Index Fund II
                                        ----------------------------- -----------------------------------------------------------
                                            Institutional Class                Class A                       Class B
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,307,437  $  21,158,281      1,709,196  $  10,690,308        211,984  $   1,280,873
Dividends and distributions reinvested         46,003        277,400         20,081        120,685             --             --
Redeemed                                   (2,051,928)   (12,531,282)    (1,440,451)    (8,615,260)       (20,768)      (109,475)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,301,512  $   8,904,399        288,826  $   2,195,733        191,216  $   1,171,398
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                        1,392,569  $   9,982,529      2,957,536  $  21,872,449        454,015  $   3,314,531
Dividends and distributions reinvested         66,171        498,930         58,659        445,806             --             --
Redeemed                                   (7,488,824)   (49,652,493)      (707,716)    (5,182,368)      (144,682)      (980,418)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (6,030,084) $ (39,171,034)     2,308,479  $  17,135,887        309,333  $   2,334,113
                                        =============  =============  =============  =============  =============  =============

                                                                     The AAL Equity Income Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        2,191,772  $  23,473,991        122,528  $   1,294,137        761,883  $   7,733,488
Dividends and distributions reinvested        237,928      2,453,812            502          4,977          7,530         79,091
Redeemed                                   (4,816,090)   (49,282,694)      (289,670)    (2,951,035)      (515,332)    (5,449,859)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (2,386,390) $ (23,354,891)      (166,640) $  (1,651,921)       254,081  $   2,362,720
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                        1,858,050  $  22,077,046        129,426  $   1,532,086        294,806  $   3,542,115
Dividends and distributions reinvested        113,030      1,314,555             --             --          9,105        105,704
Redeemed                                   (3,275,937)   (38,455,120)      (327,603)    (3,823,501)      (177,745)    (2,134,634)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,304,857) $ (15,063,519)      (198,177) $  (2,291,415)       126,166  $   1,513,185
                                        =============  =============  =============  =============  =============  =============

                                                                        The AAL Balanced Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,416,858  $  36,196,164        307,223  $   3,230,520     10,690,466  $ 114,145,026
Dividends and distributions reinvested        477,441      4,991,386         20,998        219,526        111,076      1,145,377
Redeemed                                   (6,156,135)   (64,447,749)      (461,808)    (4,789,207)    (1,086,816)   (11,220,338)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (2,261,836) $ (23,260,199)      (133,587) $  (1,339,161)     9,714,726  $ 104,070,065
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                        3,776,828  $  43,526,295        463,346  $  5 ,319,971        514,280  $   5,834,784
Dividends and distributions reinvested        395,804      4,525,726         12,555        142,480        214,186      2,445,230
Redeemed                                   (4,583,294)   (52,689,198)      (677,332)    (7,751,445)    (1,219,918)   (14,074,212)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  (410,662)  $  (4,637,177)      (201,431) $  (2,288,994)      (491,452) $  (5,794,198)
                                        =============  =============  =============  =============  =============  =============

                                                                      The AAL High Yield Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,571,703  $  20,664,401        121,452  $     704,358         98,715  $     585,893
Dividends and distributions reinvested      1,105,584      6,321,840         51,479        293,654         32,306        184,899
Redeemed                                   (5,121,145)   (29,402,824)      (551,791)    (3,145,287)       (42,075)      (241,368)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (443,858) $  (2,416,583)      (378,860) $  (2,147,275)        88,946  $     529,424
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
---------------------------------------
Sold                                        5,669,568  $  37,096,535        367,922  $   2,408,588         90,909  $     601,573
Dividends and distributions reinvested        944,456      6,171,574         37,212        243,215         30,328        198,104
Redeemed                                   (4,676,650)   (30,579,003)      (417,293)    (2,720,137)       (60,672)      (399,956)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,937,374  $  12,689,106        (12,159) $     (68,334)        60,565  $     399,721
                                        =============  =============  =============  =============  =============  =============

                                                                      The AAL Municipal Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        9,997,451  $ 114,243,001        328,130  $   3,753,555         44,092  $     498,114
Dividends and distributions reinvested      2,030,621     23,248,861         31,462        360,177          2,528         28,885
Redeemed                                   (7,159,974)   (81,931,508)      (269,067)    (3,082,836)      (218,741)    (2,488,733)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  4,868,098  $  55,560,354         90,525  $   1,030,896       (172,121) $  (1,961,734)
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                        5,883,415  $  67,934,636        399,384  $   4,628,778         73,037  $     850,594
Dividends and distributions reinvested      1,956,868     22,518,943         31,232        359,267          3,215         36,906
Redeemed                                  (10,006,025)  (115,147,889)      (335,823)    (3,880,083)      (125,642)    (1,443,240)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (2,165,742)  $ (24,694,310)        94,793  $   1,107,962        (49,390) $    (555,740)
                                        =============  =============  =============  =============  =============  =============

                                                                           The AAL Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       13,943,165  $ 139,480,773        694,640  $   6,970,962      1,245,466  $  12,470,799
Dividends and distributions reinvested      1,960,681     19,731,887         32,703        329,579         96,159        968,203
Redeemed                                  (10,827,360)  (109,048,807)      (253,040)    (2,550,859)      (833,907)    (8,360,303)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  5,076,486  $  50,163,853        474,303  $   4,749,682        507,718  $   5,078,699
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                        5,653,487  $  58,308,498        383,777  $   3,959,757      1,378,445  $  14,193,753
Dividends and distributions reinvested      1,812,181     18,654,274         39,732        409,278        113,584      1,169,915
Redeemed                                  (13,119,716)  (135,051,219)      (380,664)    (3,925,602)      (925,273)    (9,539,157)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (5,654,048) $ (58,088,447)        42,845  $     443,433        566,756  $   5,824,511
                                        =============  =============  =============  =============  =============  =============

                                          The AAL Bond Index Fund
                                        ----------------------------
                                             Institutional Class
                                        ----------------------------
Year Ended April 30, 2003                   Shares         Amount
--------------------------------------  -------------  -------------

Sold                                        3,796,017  $  40,643,025
Dividends and distributions reinvested        120,233      1,301,035
Redeemed                                   (2,145,587)   (23,225,442)
                                        -------------  -------------
Net change                                  1,770,663  $  18,718,618
                                        =============  =============
Year Ended April 30, 2004
-------------------------------------
Sold                                          288,268  $   3,085,266
Dividends and distributions reinvested        343,233      3,576,837
Redeemed                                   (3,999,283)   (43,993,681)
                                        -------------  -------------
Net change                                 (3,367,782) $ (37,331,578)
                                        =============  =============

                                                                       The AAL Money Market Fund
                                        ----------------------------------------------------------------------------------------
                                                   Class A                       Class B                 Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2003                   Shares         Amount         Shares         Amount         Shares         Amount
--------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------

Sold                                      383,009,911  $ 383,009,911      3,160,982  $   3,160,982    774,040,495  $ 774,040,495
Dividends and distributions reinvested      3,321,618      3,321,618         12,249         12,249      1,015,369      1,015,369
Redeemed                                 (436,462,816)  (436,462,816)    (3,143,731)    (3,143,731)  (801,421,347)  (801,421,347)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (50,131,287) $ (50,131,287)        29,500  $      29,500    (26,365,483) $ (26,365,483)
                                        =============  =============  =============  =============  =============  =============
Year Ended April 30, 2004
--------------------------------------
Sold                                      269,520,767  $ 269,520,767      1,422,984  $   1,422,984    480,119,771  $ 480,119,771
Dividends and distributions reinvested        956,917        956,917          1,462          1,462        538,327        538,327
Redeemed                                 (357,898,855)  (357,898,855)    (2,453,006)    (2,453,006)  (457,461,310)  (457,461,310)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (87,421,171) $ (87,421,171)    (1,028,560) $  (1,028,560)    23,196,788  $  23,196,788
                                        =============  =============  =============  =============  =============  =============

(9) LINE OF CREDIT

Effective May 1, 2003, The AAL Mutual Funds, along with the AAL Variable
Product Series Fund, Inc., The Lutheran Brotherhood Family of Funds, and the
LB Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The
Funds were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the year ended April 30, 2004. The line of credit was allowed to expire on April 29, 2004.

(10) PROXY VOTING (unaudited)

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust's
Statement of Additional Information. You may request a free copy of the
Statement of Additional Information by calling 800-947-4836. You may also review the Statement of Additional Information at the Thrivent Financial web
site (www.thrivent.com) or the SEC web site (www.sec.gov).

This page is intentionally left blank.

The AAL Mutual Funds
Financial Highlights
                                                                                       The AAL Technology Stock Fund
                                                                                              Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $2.50         $3.15         $5.13        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment loss                                                          (0.03)         (0.05)        (0.06)        (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                                                            0.73          (0.60)        (1.92)        (4.82)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                              0.70          (0.65)        (1.98)        (4.87)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                               $3.20          $2.50         $3.15         $5.13
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                             28.00%        (20.63)%      (38.60)%      (48.70)%
Net assets, end of period (in millions)                                      $41.5          $29.3         $31.4         $27.8
Ratio of expenses to average net assets (d)                                   1.36%          2.39%         2.29%         2.40%
Ratio of net investment loss to average net assets (d)                       (1.02)%        (2.09)%       (2.05)%       (1.70)%
Portfolio turnover rate                                                         67%            67%           57%           44%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                   2.19%          2.75%         2.33%         2.40%
Ratio of net investment loss to average net assets (d)                       (1.85)%        (2.45)%       (2.09)%       (1.71)%

The AAL Mutual Funds                                                                The AAL Technology Stock Fund
Financial Highlights - continued                                                            Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $2.43         $3.09         $5.10        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment loss                                                           (0.04)        (0.06)        (0.09)        (0.09)
Net realized and unrealized gain/(loss) on investments (b)                     0.70         (0.60)        (1.92)        (4.81)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               0.66         (0.66)        (2.01)        (4.90)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $3.09         $2.43         $3.09         $5.10
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              27.16%       (21.36)%       39.41)%      (49.00)%
Net assets, end of period (in millions)                                        $3.9          $2.6          $2.6          $2.6
Ratio of expenses to average net assets (d)                                    1.85%         3.50%         3.25%         3.40%
Ratio of net investment loss to average net assets (d)                        (1.51)%       (3.20)%       (3.01)%       (2.68)%
Portfolio turnover rate                                                          67%           67%          57%            44%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    3.36%         4.12%        3.29%          3.41%
Ratio of net investment loss to average net assets (d)                        (3.02)%       (3.82)%      (3.05)%        (2.69)%

                                                                                       The AAL Technology Stock Fund
                                                                                         Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $2.59         $3.22         $5.19        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment loss                                                           (0.02)        (0.02)        (0.03)        (0.02)
Net realized and unrealized gain/(loss) on investments (b)                     0.75         (0.61)        (1.94)        (4.79)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               0.73         (0.63)        (1.97)        (4.81)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $3.32         $2.59         $3.22         $5.19
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              28.19%       (19.57)%      (37.96)%       48.10%
Net assets, end of period (in millions)                                        $2.9          $2.2          $7.9          $9.3
Ratio of expenses to average net assets (d)                                    1.00%         1.06%         1.10%         1.32%
Ratio of net investment loss to average net assets (d)                        (0.66)%       (0.76)%       (0.86)%       (0.59)%
Portfolio turnover rate                                                          67%           67%           57%           44%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    1.02%         1.08%         1.14%         1.33%
Ratio of net investment loss to average net assets (d)                        (0.68)%       (0.78)%       (0.90)%       (0.60)%

                                                                                     The AAL Aggressive Growth Fund
                                                                                             Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $3.75         $4.53         $6.70        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                  (0.06)        (0.06)        (0.06)        (0.02)
Net realized and unrealized gain/(loss) on investments (b)                     0.74         (0.72)        (2.11)        (3.28)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               0.68         (0.78)        (2.17)        (3.30)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $4.43         $3.75         $4.53         $6.70
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                             18.13%        (17.22)%      (32.39)%      (33.00)%
Net assets, end of period (in millions)                                       $38.6         $30.2         $34.9         $35.3
Ratio of expenses to average net assets (d)                                   2.34%          2.64%         2.21%         2.12%
Ratio of net investment income/(loss) to average net assets (d)              (1.45)%        (1.72)%       (1.34)%       (0.51)%
Portfolio turnover rate                                                        107%           204%           94%           70%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                   2.35%         2.65%          2.21%         2.12%
Ratio of net investment income/(loss) to average net assets (d)              (1.46)%       (1.73)%        (1.34)%       (0.51)%

                                                                                     The AAL Aggressive Growth Fund
                                                                                             Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $3.63         $4.44         $6.65        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                  (0.09)        (0.09)        (0.10)        (0.06)
Net realized and unrealized gain/(loss) on investments (b)                     0.71         (0.72)        (2.11)        (3.29)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               0.62         (0.81)        (2.21)        (3.35)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $4.25         $3.63         $4.44         $6.65
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              17.08%       (18.24)%      (33.23)%      (33.50)%
Net assets, end of period (in millions)                                        $4.0          $3.3          $3.4          $3.0
Ratio of expenses to average net assets (d)                                    3.28%         3.73%         3.33%         3.32%
Ratio of net investment income/(loss) to average net assets (d)               (2.40)%       (2.81)%       (2.46)%       (1.62)%
Portfolio turnover rate                                                         107%          204%           94%           70%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    3.44%         3.74%         3.33%         3.32%
Ratio of net investment income/(loss) to average net assets (d)               (2.56)%       (2.82)%       (2.46)%       (1.62)%

                                                                                    The AAL Aggressive Growth Fund
                                                                                       Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $3.88         $4.62         $6.77        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                  (0.01)         0.02         (0.01)         0.03
Net realized and unrealized gain/(loss) on investments (b)                     0.77         (0.76)        (2.14)        (3.26)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               0.76         (0.74)        (2.15)        (3.23)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $4.64         $3.88         $4.62         $6.77
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              19.59%       (16.02)%      (31.76)%      (32.30)%
Net assets, end of period (in millions)                                        $3.4          $2.8          $6.7          $8.2
Ratio of expenses to average net assets (d)                                    1.11%         1.10%         1.15%         1.17%
Ratio of net investment income/(loss) to average net assets (d)               (0.22)%       (0.18)%       (0.28)%        0.60%
Portfolio turnover rate                                                         107%          204%           94%           70%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    1.12%         1.11%         1.15%         1.17%
Ratio of net investment income/(loss) to average net assets (d)               (0.23)%       (0.19)%       (0.28)%        0.60%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Mutual Funds                                                   The AAL Small Cap Stock Fund
Financial Highlights - continued                                                   Class A Shares
-------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
-------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $11.55        $14.82        $13.39        $14.60        $10.89
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.11)        (0.09)        (0.09)        (0.06)        (0.08)
Net realized and unrealized gain/(loss)
on investments (b)                                           4.95         (3.18)         1.60          1.05          3.79
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             4.84         (3.27)         1.51          0.99          3.71
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Realized Gain on Investments                               --            --         (0.08)        (2.20)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $16.39        $11.55        $14.82        $13.39        $14.60
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            41.90%       (22.06)%       11.29%         7.77%        34.07%
Net assets, end of period (in millions)                    $379.5        $266.7        $344.3        $258.6        $191.3
Ratio of expenses to average net assets (d)                  1.38%         1.47%         1.36%         1.40%         1.53%
Ratio of net investment income/(loss) to
average net assets                                          (0.71)%       (0.78)%       (0.69)%       (0.54)%       (0.72)%
Portfolio turnover rate                                       106%           97%           59%          123%          147%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      1.40%         1.49%         1.37%         1.41%         1.65%
Ratio of net investment income/(loss)
to average net assets                                       (0.73)%       (0.80)%       (0.70)%       (0.54)%       (0.85)%

                                                                               The AAL Small Cap Stock Fund
                                                                                       Class B Shares
-------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
-------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.86        $14.08        $12.86        $14.24        $10.74
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.26)        (0.26)        (0.24)        (0.18)        (0.19)
Net realized and unrealized gain/(loss)
on investments (b)                                           4.66         (2.96)         1.54          1.00          3.69
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             4.40         (3.22)         1.30          0.82          3.50
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Realized Gain on Investments                               --            --         (0.08)        (2.20)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $15.26        $10.86        $14.08        $12.86        $14.24
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            40.52%       (22.87)%       10.11%         6.72%        32.71%
Net assets, end of period (in millions)                     $25.3         $21.1         $33.8         $31.2         $24.6
Ratio of expenses to average net assets (d)                  2.42%         2.45%         2.39%         2.39%         2.56%
Ratio of net investment income/(loss)
to average net assets                                       (1.75)%       (1.75)%       (1.72)%       (1.52)%       (1.76)%
Portfolio turnover rate                                       106%           97%           59%          123%          147%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      2.44%         2.47%         2.41%         2.40%         2.68%
Ratio of net investment income/(loss)
to average net assets                                       (1.77)%       (1.77)%       (1.74)%       (1.53)%       (1.88)%

                                                                               The AAL Small Cap Stock Fund
                                                                                Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year         Year           Year
                                                            Ended         Ended         Ended        Ended          Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
-------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $11.98        $15.26        $13.71        $14.80        $10.95
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.01)        (0.06)        (0.01)         0.01          0.01
Net realized and unrealized gain/(loss)
on investments (b)                                           5.15         (3.22)         1.64          1.10          3.84
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             5.14         (3.28)         1.63          1.11          3.85
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Realized Gain on Investments                               --            --         (0.08)        (2.20)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $17.12        $11.98        $15.26        $13.71        $14.80
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            42.90%       (21.49)%       11.90%         8.53%        35.16%
Net assets, end of period (in millions)                     $11.0          $6.8          $5.3          $3.8          $1.0
Ratio of expenses to average net assets (d)                  0.73%         0.73%         0.74%         0.78%         0.72%
Ratio of net investment income/(loss)
to average net assets                                       (0.06)%       (0.03)%       (0.07)%        0.11%         0.08%
Portfolio turnover rate                                       106%           97%           59%          123%          147%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      0.75%         0.75%         0.75%         0.78%         0.84%
Ratio of net investment income/(loss)
to average net assets                                       (0.08)%       (0.05)%       (0.08)%        0.10%        (0.04)%

                                                                                     The AAL Small Cap Index Fund II
                                                                                             Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $8.89        $11.42        $10.03        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment loss                                                           (0.01)        (0.04)        (0.07)        (0.07)
Net realized and unrealized gain/(loss)
on investments (b)                                                             3.42         (2.43)         1.52          0.21
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               3.41         (2.47)         1.45          0.14
                                                                         ----------    ----------    ----------    ----------
Less Distributions from
                                                                         ----------    ----------    ----------    ----------
Net Realized Gain on Investments                                              (0.04)        (0.06)        (0.06)        (0.11)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                               $12.26         $8.89        $11.42        $10.03
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              38.37%       (21.69)%       14.53%         1.43%
Net assets, end of period (in millions)                                       $34.4         $20.5         $21.6         $13.3
Ratio of expenses to average net assets (d)                                    1.04%         1.35%         1.51%         1.86%
Ratio of net investment loss to average net assets (d)                        (0.13)%       (0.44)%       (0.77)%       (1.03)%
Portfolio turnover rate                                                          18%           18%           18%           36%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    1.25%         1.40%         1.51%         1.86%
Ratio of net investment loss to average net assets (d)                        (0.34)%       (0.49)%       (0.77)%       (1.03)%

                                                                                     The AAL Small Cap Index Fund II
                                                                                              Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $8.69        $11.26         $9.97        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment loss                                                           (0.09)        (0.08)        (0.14)        (0.13)
Net realized and unrealized gain/(loss)
on investments (b)                                                             3.31         (2.43)         1.49          0.21
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               3.22         (2.51)         1.35          0.08
                                                                         ----------    ----------    ----------    ----------
Less Distributions from
                                                                         ----------    ----------    ----------    ----------
Net Realized Gain on Investments                                              (0.04)        (0.06)        (0.06)        (0.11)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                               $11.87         $8.69        $11.26         $9.97
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              37.06%       (22.29)%       13.62%         0.73%
Net assets, end of period (in millions)                                        $4.4          $2.3          $2.1          $1.5
Ratio of expenses to average net assets (d)                                    1.97%         2.25%         2.27%         2.67%
Ratio of net investment loss to average net assets (d)                        (1.06)%       (1.34)%       (1.53)%       (1.84)%
Portfolio turnover rate                                                          18%           18%           18%           36%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    2.19%         2.32%         2.27%         2.67%
Ratio of net investment loss to average net assets (d)                        (1.28)%       (1.41)%       (1.53)%       (1.84)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued
                                                                                    The AAL Small Cap Value Fund
                                                                                             Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Year                Year              Period
                                                                               Ended               Ended               Ended
For a share outstanding throughout each period (a)                         4/30/2004           4/30/2003           4/30/2002 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                          ----------          ----------          ----------
Net Asset Value, Beginning of Period                                           $9.33              $11.65              $10.00
                                                                          ----------          ----------          ----------
Income from Investment Operations
Net investment income/(loss)                                                  (0.05)               (0.07)              (0.05)
Net realized and unrealized gain/(loss) on investments (b)                      4.30               (2.18)               1.70
                                                                          ----------          ----------          ----------
Total from Investment Operations                                                4.25               (2.25)               1.65
                                                                          ----------          ----------          ----------
Less Distributions from
                                                                          ----------          ----------          ----------
Net Realized Gain on Investments                                                  --               (0.07)                 --
                                                                          ----------          ----------          ----------
Net Asset Value, End of period                                                $13.58               $9.33              $11.65
                                                                          ----------          ----------          ----------

Total return (c)                                                               45.55%             (19.38)%             16.50%
Net assets, end of period (in millions)                                        $50.6               $27.7               $22.3
Ratio of expenses to average net assets (d)                                     1.32%               1.86%               2.12%
Ratio of net investment income/(loss) to average net assets (d)                (0.46)%             (0.88)%             (1.19)%
Portfolio turnover rate                                                           80%                147%                 50%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                     1.84%               2.05%               2.16%
Ratio of net investment loss to average net assets (d)                         (0.98)%             (1.07)%             (1.23)%

                                                                                     The AAL Small Cap Value Fund
                                                                                             Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Year                Year              Period
                                                                               Ended               Ended               Ended
For a share outstanding throughout each period (a)                         4/30/2004           4/30/2003           4/30/2002 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                          ----------          ----------          ----------
Net Asset Value, Beginning of Period                                           $9.21              $11.59              $10.00
                                                                          ----------          ----------          ----------
Income from Investment Operations
Net investment income/(loss)                                                   (0.14)              (0.12)              (0.11)
Net realized and unrealized gain/(loss) on investments (b)                      4.22               (2.19)               1.70
                                                                          ----------          ----------          ----------
Total from Investment Operations                                                4.08               (2.31)               1.59
                                                                          ----------          ----------          ----------
Less Distributions from
                                                                          ----------          ----------          ----------
Net Realized Gain on Investments                                                  --               (0.07)                 --
                                                                          ----------          ----------          ----------
Net Asset Value, End of period                                                $13.29               $9.21              $11.59
                                                                          ----------          ----------          ----------

Total return (c)                                                               44.30%             (20.00)%             15.90%
Net assets, end of period (in millions)                                         $5.7                $2.9                $2.3
Ratio of expenses to average net assets (d)                                     2.20%               2.71%               2.86%
Ratio of net investment income/(loss) to average net assets (d)                (1.33)%             (1.73)%             (1.93)%
Portfolio turnover rate                                                           80%                147%                 50%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                     2.73%               2.91%               2.90%
Ratio of net investment loss to average net assets (d)                         (1.86)%             (1.93)%             (1.97)%

                                                                                      The AAL Small Cap Value Fund
                                                                                       Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                                Year                Year              Period
                                                                               Ended               Ended               Ended
For a share outstanding throughout each period (a)                         4/30/2004           4/30/2003           4/30/2002 (e)
--------------------------------------------------------------------------------------------------------------------------------

                                                                          ----------          ----------          ----------
Net Asset Value, Beginning of Period                                           $9.47              $11.71              $10.00
                                                                          ----------          ----------          ----------
Income from Investment Operations
Net investment income/(loss)                                                    0.03                  --               (0.05)
Net realized and unrealized gain/(loss) on investments (b)                      4.40               (2.17)               1.76
                                                                          ----------          ----------          ----------
Total from Investment Operations                                                4.43               (2.17)               1.71
                                                                          ----------          ----------          ----------
Less Distributions from
                                                                          ----------          ----------          ----------
Net Realized Gain on Investments                                                  --               (0.07)                 --
                                                                          ----------          ----------          ----------
Net Asset Value, End of period                                                $13.90               $9.47              $11.71
                                                                          ----------          ----------          ----------

Total return (c)                                                               46.78%             (18.59)%             17.10%
Net assets, end of period (in millions)                                        $10.3                $3.8                $3.5
Ratio of expenses to average net assets (d)                                     0.52%               0.87%               1.59%
Ratio of net investment income/(loss) to average net assets (d)                 0.34%               0.10%              (0.66)%
Portfolio turnover rate                                                           80%                147%                 50%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                     1.04%               1.07%               1.63%
Ratio of net investment loss to average net assets (d)                         (0.18)%             (0.10)%             (0.70)%

                                                                              The AAL Mid Cap Stock Fund
                                                                                   Class A Shares
--------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year           Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
-------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.74        $13.01        $14.73        $16.73        $13.89
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.05)        (0.02)        (0.03)           --            --
Net realized and unrealized gain/(loss)
on investments (b)                                           3.27         (2.25)        (1.31)         1.19          3.67
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             3.22         (2.27)        (1.34)         1.19          3.67
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net realized gain on investments                               --            --         (0.38)        (3.19)        (0.83)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $13.96        $10.74        $13.01        $14.73        $16.73
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            29.98%       (17.45)%       (9.36)%        7.26%        27.29%
Net assets, end of period (in millions)                    $789.9        $643.8        $836.5        $883.2        $759.0
Ratio of expenses to average net assets                      1.26%         1.30%         1.22%         1.16%         1.14%
Ratio of net investment income/(loss)
to average net assets                                       (0.36)%       (0.18)%       (0.25)%        0.02%        (0.02)%
Portfolio turnover rate                                       123%           48%           97%          144%          142%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      1.27%         1.31%         1.23%         1.17%         1.24%
Ratio of net investment income/(loss)
to average net assets                                       (0.37)%       (0.19)%       (0.26)%        0.01%        (0.12)%

                                                                              The AAL Mid Cap Stock Fund
                                                                                   Class B Shares
--------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
-------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $9.95        $12.20        $14.00        $16.20        $13.64
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.19)        (0.18)        (0.17)        (0.12)        (0.17)
Net realized and unrealized gain/(loss)
on investments (b)                                           3.02         (2.07)        (1.25)         1.11          3.56
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             2.83         (2.25)        (1.42)         0.99          3.39
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net realized gain on investments                               --            --         (0.38)        (3.19)        (0.83)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $12.78         $9.95        $12.20        $14.00        $16.20
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            28.44%       (18.44)%      (10.44)%        6.18%        25.71%
Net assets, end of period (in millions)                     $26.8         $22.8         $33.1         $36.4         $26.9
Ratio of expenses to average net assets                      2.44%         2.50%         2.38%         2.19%         2.46%
Ratio of net investment income/(loss)
to average net assets                                       (1.55)%       (1.38)%       (1.41)%       (1.01)%       (1.33)%
Portfolio turnover rate                                       123%           48%           97%          144%          142%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      2.45%         2.51%         2.39%         2.20%         2.55%
Ratio of net investment income/(loss)
to average net assets                                       (1.56)%       (1.39)%       (1.42)%       (1.01)%       (1.43)%

                                                                              The AAL Mid Cap Stock Fund
                                                                              Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
-------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $11.06        $13.31        $14.98        $16.89        $13.94
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.03          0.05          0.03          0.07          0.05
Net realized and unrealized gain/(loss)
on investments (b)                                           3.37         (2.30)        (1.32)         1.21          3.73
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             3.40         (2.25)        (1.29)         1.28          3.78
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net realized gain on investments                               --            --         (0.38)        (3.19)        (0.83)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $14.46        $11.06        $13.31        $14.98        $16.89
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            30.74%       (16.90)%       (8.86)%        7.68%        28.00%
Net assets, end of period (in millions)                     $28.4         $20.7         $24.8         $24.3         $16.5
Ratio of expenses to average net assets                      0.70%         0.68%         0.69%         0.68%         0.62%
Ratio of net investment income/(loss)
to average net assets                                        0.20%         0.44%         0.28%         0.50%         0.51%
Portfolio turnover rate                                       123%           48%           97%          144%          142%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      0.71%         0.69%         0.70%         0.69%         0.71%
Ratio of net investment income/(loss)
to average net assets                                        0.19%         0.43%         0.27%         0.50%         0.41%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, July 17, 2001.

The AAL Mutual Funds
Financial Highlights - continued

                                                                              The AAL Mid Cap Index Fund
                                                                              Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year         Year         Period
                                                            Ended         Ended         Ended        Ended          Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000 (e)
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $8.91        $11.23        $10.80        $10.90        $10.00
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.07          0.08          0.06          0.08          0.03
Net realized and unrealized gain/(loss)
on investments (b)                                           2.93         (2.07)         0.60          0.57          0.87
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             3.00         (1.99)         0.66          0.65          0.90
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.06)        (0.08)        (0.07)        (0.09)           --
Net realized gain on investments                            (0.06)        (0.25)        (0.16)        (0.66)           --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.12)        (0.33)        (0.23)        (0.75)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.79         $8.91        $11.23        $10.80        $10.90
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            33.71%       (17.68)%        6.23%         6.13%         9.00%
Net assets, end of period (in millions)                     $31.7         $20.8         $24.3         $13.0          $8.9
Ratio of expenses to average net assets (d)                  0.54%         0.28%         0.20%         0.20%         0.20%
Ratio of net investment income/(loss)
to average net assets (d)                                    0.68%         0.89%         0.84%         0.90%         1.02%
Portfolio turnover rate                                        13%           22%           21%           54%           25%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                  0.55%         0.57%         0.88%         1.31%         1.27%
Ratio of net investment income/(loss)
to average net assets (d)                                    0.67%         0.60%         0.16%        (0.21)%       (0.05)%

                                                                                     The AAL Mid Cap Index Fund II
                                                                                             Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (f)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $8.65        $10.71        $10.24        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                   0.01            --         (0.03)        (0.04)
Net realized and unrealized gain/(loss)
on investments (b)                                                             2.82         (1.97)         0.53          0.31
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               2.83         (1.97)         0.50          0.27
                                                                         ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                                            --            --            --            --
Net realized gain on investments                                                 --         (0.09)        (0.03)        (0.03)
                                                                         ----------    ----------    ----------    ----------
Total Distributions                                                              --         (0.09)        (0.03)        (0.03)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                               $11.48         $8.65        $10.71        $10.24
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              32.72%       (18.36)%        4.94%         2.73%
Net assets, end of period (in millions)                                       $38.5         $29.0         $29.2         $18.1
Ratio of expenses to average net assets (d)                                    1.12%         1.21%         1.36%         1.71%
Ratio of net investment income/(loss) to average net assets (d)                0.09%        (0.03)%       (0.31)%       (0.58)%
Portfolio turnover rate                                                          30%           16%           15%           31%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    1.24%         1.21%         1.36%         1.71%
Ratio of net investment income/(loss)
to average net assets (d)                                                     (0.03)%       (0.03)%       (0.31)%       (0.58)%

                                                                                     The AAL Mid Cap Index Fund II
                                                                                             Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (f)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $8.43        $10.53        $10.17        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                  (0.04)        (0.04)        (0.10)        (0.10)
Net realized and unrealized gain/(loss)
on investments (b)                                                             2.74         (1.97)         0.49          0.30
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               2.70         (2.01)         0.39          0.20
                                                                         ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                                            --            --            --            --
Net realized gain on investments                                                 --         (0.09)        (0.03)        (0.03)
                                                                         ----------    ----------    ----------    ----------
Total Distributions                                                              --         (0.09)        (0.03)        (0.03)
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                               $11.13         $8.43        $10.53        $10.17
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              32.03%       (19.05)%        3.89%         2.03%
Net assets, end of period (in millions)                                        $5.4          $3.0          $2.7          $1.8
Ratio of expenses to average net assets (d)                                    1.68%         2.03%         2.30%         2.57%
Ratio of net investment income/(loss)
to average net assets (d)                                                     (0.46)%       (0.85)%       (1.25)%       (1.42)%
Portfolio turnover rate                                                          30%           16%           15%           31%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    2.19%         2.20%         2.30%         2.57%
Ratio of net investment income/(loss)
to average net assets (d)                                                     (0.97)%       (1.02)%       (1.25)%       (1.42)%

                                                                       The AAL International Fund
                                                                              Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.68         $8.62        $10.56        $14.06        $11.35
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.03          0.03          0.01          0.25            --
Net realized and unrealized gain/(loss)
on investments (b)                                           2.09         (1.92)        (1.84)        (3.24)         2.71
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             2.12         (1.89)        (1.83)        (2.99)         2.71
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.01)        (0.05)        (0.11)        (0.24)           --
Net realized gain on investments                               --            --            --         (0.27)           --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.01)        (0.05)        (0.11)        (0.51)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $8.79         $6.68         $8.62        $10.56        $14.06
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            31.75%       (22.17)%      (17.27)%      (21.61)%       23.91%
Net assets, end of period (in millions)                    $162.1        $126.5        $166.5        $190.6        $226.7
Ratio of expenses to average net assets                      1.62%         1.71%         1.56%         1.38%         1.36%
Ratio of net investment income/(loss)
to average net assets                                        0.36%         0.20%         0.08%         2.06%        (0.01)%
Portfolio turnover rate                                        75%           52%           63%           38%           44%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      1.62%         1.71%         1.56%         1.38%         1.41%
Ratio of net investment income/(loss)
to average net assets                                        0.36%         0.20%         0.08%         2.06%        (0.07)%

                                                                              The AAL International Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.52         $8.50        $10.39        $13.75        $11.23
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.07)        (0.09)        (0.09)         0.10         (0.13)
Net realized and unrealized gain/(loss)
on investments (b)                                           2.04         (1.89)        (1.79)        (3.17)         2.65
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             1.97         (1.98)        (1.88)        (3.07)         2.52
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                          --            --         (0.01)        (0.02)           --
Net realized gain on investments                               --            --            --         (0.27)           --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                            --            --         (0.01)        (0.29)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $8.49         $6.52         $8.50        $10.39        $13.75
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            30.21%       (23.29)%      (18.09)%      (22.56)%       22.44%
Net assets, end of period (in millions)                      $8.2          $6.4         $10.3         $13.7         $15.6
Ratio of expenses to average net assets                      2.86%         3.18%         2.57%         2.53%         2.53%
Ratio of net investment income/(loss)
to average net assets                                       (0.88)%       (1.26)%       (0.93)%        0.88%        (1.19)%
Portfolio turnover rate                                        75%           52%           63%           38%           44%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      2.90%         3.18%         2.57%         2.53%         2.59%
Ratio of net investment income/(loss)
to average net assets                                       (0.92)%       (1.26)%       (0.93)%        0.88%        (1.25)%

                                                                              The AAL International Fund
                                                                              Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.73         $8.68        $10.63        $14.15        $11.37
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.10          0.08          0.03          0.26          0.08
Net realized and unrealized gain/(loss)
on investments (b)                                           2.12         (1.89)        (1.80)        (3.20)         2.73
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             2.22         (1.81)        (1.77)        (2.94)         2.81
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.06)        (0.14)        (0.18)        (0.31)        (0.03)
Net realized gain on investments                               --            --            --         (0.27)           --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.06)        (0.14)        (0.18)        (0.58)        (0.03)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $8.89         $6.73         $8.68        $10.63        $14.15
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            33.04%       (21.45)%      (16.61)%      (21.12)%       24.69%
Net assets, end of period (in millions)                      $3.4          $2.8          $3.0          $3.3          $2.8
Ratio of expenses to average net assets                      0.78%         0.77%         0.78%         0.75%         0.73%
Ratio of net investment income/(loss)
to average net assets                                        1.19%         1.15%         0.86%         2.42%         0.61%
Portfolio turnover rate                                        75%           52%           63%           38%           44%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      0.78%         0.77%         0.78%         0.75%         0.79%
Ratio of net investment income/(loss)
to average net assets                                        1.19%         1.15%         0.86%         2.42%         0.55%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not
annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than
one year.

(e) Since Fund inception, December 31, 1999.

(f) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                            The AAL Capital Growth Fund
                                                                                  Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $25.39        $29.84        $34.82        $38.67        $35.87
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.11          0.10          0.05          0.19          0.13
Net realized and unrealized gain/(loss)
on investments (b)                                           3.75         (4.48)        (4.86)        (1.74)         3.19
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             3.86         (4.38)        (4.81)        (1.55)         3.32
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.10)        (0.07)        (0.09)        (0.16)        (0.09)
Net realized gain on investments                               --            --         (0.08)        (2.14)        (0.43)
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.10)        (0.07)        (0.17)        (2.30)        (0.52)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $29.15        $25.39        $29.84        $34.82        $38.67
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            15.23%       (14.66)%      (13.86)%       (4.19)%        9.28%
Net assets, end of period (in millions)                   2,807.4      $2,598.2      $3,385.5      $3,912.5      $4,115.1
Ratio of expenses to average net assets                      1.01%         1.02%         0.95%         0.91%         0.90%
Ratio of net investment income/(loss)
to average net assets                                        0.37%         0.38%         0.16%         0.52%         0.35%
Portfolio turnover rate                                        22%            5%            3%           13%            8%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      1.01%         1.02%         0.95%         0.91%         0.92%
Ratio of net investment income/(loss)
to average net assets                                        0.37%         0.38%         0.16%         0.52%         0.33%

                                                                            The AAL Capital Growth Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $24.19        $28.67        $33.71        $37.71        $35.29
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.23)        (0.28)        (0.27)        (0.15)        (0.22)
Net realized and unrealized gain/(loss)
on investments (b)                                           3.59         (4.20)        (4.69)        (1.71)         3.07
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             3.36         (4.48)        (4.96)        (1.86)         2.85
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                          --            --            --            --            --
Net realized gain on investments                               --            --         (0.08)        (2.14)        (0.43)
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                            --            --         (0.08)        (2.14)        (0.43)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $27.55        $24.19        $28.67        $33.71        $37.71
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            13.89%       (15.63)%      (14.73)%       (5.14)%        8.09%
Net assets, end of period (in millions)                     $75.3         $81.2        $126.4        $154.1        $148.6
Ratio of expenses to average net assets                      2.17%         2.16%         1.97%         1.88%         1.95%
Ratio of net investment income/(loss)
to average net assets                                       (0.79)%       (0.75)%       (0.86)%       (0.44)%       (0.69)%
Portfolio turnover rate                                        22%            5%            3%           13%            8%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      2.17%         2.16%         1.97%         1.88%         1.96%
Ratio of net investment income/(loss)
to average net assets                                       (0.79)%       (0.75)%       (0.86)%       (0.44)%       (0.71)%

                                                                            The AAL Capital Growth Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $25.46        $29.90        $34.88       $38.72         $35.89
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.23          0.21          0.18         0.33           0.27
Net realized and unrealized gain/(loss)
on investments (b)                                           3.77         (4.47)        (4.88)       (1.73)          3.20
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             4.00         (4.26)        (4.70)       (1.40)          3.47
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net investment income                                       (0.22)        (0.18)        (0.20)       (0.30)         (0.21)
                                                       ----------    ----------    ----------    ----------    ----------
Net realized gain on investments                               --            --         (0.08)       (2.14)         (0.43)
Total Distributions                                         (0.22)        (0.18)        (0.28)       (2.44)         (0.64)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $29.24        $25.46        $29.90       $34.88         $38.72
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            15.76%       (14.24)%      (13.53)%      (3.82)%         9.70%
Net assets, end of period (in millions)                     $84.9         $68.2         $65.9        $91.8          $82.8
Ratio of expenses to average net assets                      0.57%         0.55%         0.55%        0.54%          0.52%
Ratio of net investment income/(loss)
to average net assets                                        0.82%         0.85%         0.56%        0.90%          0.73%
Portfolio turnover rate                                        22%            5%            3%          13%             8%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      0.57%         0.55%         0.55%        0.54%          0.54%
Ratio of net investment income/(loss)
to average net assets                                        0.82%         0.85%         0.56%        0.90%          0.72%

                                                                            The AAL Large Company Index Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year         Year         Period
                                                            Ended         Ended         Ended        Ended          Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000 (e)
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.31         $7.38         $8.56         $9.95        $10.00
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.15          0.08          0.05          0.09          0.02
Net realized and unrealized gain/(loss)
on investments (b)                                           1.24         (1.07)        (1.18)        (1.40)        (0.07)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             1.39         (0.99)        (1.13)        (1.31)        (0.05)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net investment income                                       (0.15)        (0.08)        (0.05)        (0.08)           --
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $7.55         $6.31         $7.38         $8.56         $9.95
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            22.00%       (13.36)%      (13.22)%      (13.18)%       (0.50)%
Net assets, end of period (in millions)                     $28.7         $62.1         $63.0         $26.6         $27.6
Ratio of expenses to average net assets (d)                  0.54%         0.24%         0.20%         0.20%         0.20%
Ratio of net investment income/(loss)
to average net assets (d)                                    1.21%         1.55%         1.17%         0.97%         1.21%
Portfolio turnover rate                                        27%           23%            3%            9%            2%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                  0.55%         0.36%         0.49%         0.69%         0.93%
Ratio of net investment income/(loss)
to average net assets (d)                                    1.20%         1.43%         0.88%         0.49%         0.49%

                                                                                   The AAL Large Company Index Fund II
                                                                                             Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (f)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $6.30         $7.32         $8.49        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                   0.08          0.05            --         (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                                                             1.31         (1.05)        (1.17)        (1.50)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               1.39         (1.00)        (1.17)        (1.51)
                                                                         ----------    ----------    ----------    ----------
Less Distributions from
                                                                         ----------    ----------    ----------    ----------
Net investment income                                                         (0.08)        (0.02)           --            --
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $7.61         $6.30         $7.32         $8.49
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              22.09%       (13.58)%      (13.78)%      (15.10)%
Net assets, end of period (in millions)                                       $51.2         $27.8         $30.2         $21.1
Ratio of expenses to average net assets (d)                                    0.41%         0.93%         1.29%         1.46%
Ratio of net investment income/(loss)
to average net assets (d)                                                      1.28%         0.86%         0.08%        (0.20)%
Portfolio turnover rate                                                           6%           16%            4%            9%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                   1.17%          1.18%         1.29%         1.46%
Ratio of net investment income/(loss)
to average net assets (d)                                                     0.52%          0.61%         0.08%        (0.20)%

                                                                                    The AAL Large Company Index Fund II
                                                                                             Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Year          Year          Year        Period
                                                                              Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)                        4/30/2004     4/30/2003     4/30/2002     4/30/2001 (f)
--------------------------------------------------------------------------------------------------------------------------------

                                                                         ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                                          $6.15         $7.20         $8.43        $10.00
                                                                         ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                                     --          0.01         (0.05)        (0.06)
Net realized and unrealized gain/(loss)
on investments (b)                                                             1.29         (1.06)        (1.18)        (1.51)
                                                                         ----------    ----------    ----------    ----------
Total from Investment Operations                                               1.29         (1.05)        (1.23)        (1.57)
                                                                         ----------    ----------    ----------    ----------
Less Distributions from
                                                                         ----------    ----------    ----------    ----------
Net investment income                                                            --            --            --            --
                                                                         ----------    ----------    ----------    ----------
Net Asset Value, End of period                                                $7.44         $6.15         $7.20         $8.43
                                                                         ----------    ----------    ----------    ----------

Total return (c)                                                              20.98%       (14.58)%      (14.59)%      (15.70)%
Net assets, end of period (in millions)                                        $6.4          $3.4          $2.6          $1.8
Ratio of expenses to average net assets (d)                                    1.44%         1.94%         2.18%         2.33%
Ratio of net investment income/(loss)
to average net assets (d)                                                      0.25%        (0.15)%       (0.81)%       (1.06)%
Portfolio turnover rate                                                           6%           16%            4%            9%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets (d)                                    2.20%         2.19%         2.18%         2.33%
Ratio of net investment income/(loss)
to average net assets (d)                                                     (0.51)%       (0.40)%       (0.81)%       (1.06)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not
annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than
one year.

(e) Since Fund inception, December 31, 1999.

(f) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                             The AAL Equity Income Fund
                                                                                   Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.18        $12.90        $14.57        $14.40        $14.68
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.11          0.11          0.15          0.21          0.18
Net realized and unrealized gain/(loss)
on investments (b)                                           2.38         (2.71)        (1.64)         0.94         (0.30)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             2.49         (2.60)        (1.49)         1.15         (0.12)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.07)        (0.11)        (0.13)        (0.21)        (0.16)
Net realized gain on investments                               --            --         (0.05)        (0.77)           --
Return of capital                                              --         (0.01)           --            --            --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.07)        (0.12)        (0.18)        (0.98)        (0.16)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $12.60        $10.18        $12.90        $14.57        $14.40
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            24.51%       (20.19)%      (10.26)%        8.26%        (0.80)%
Net assets, end of period (in millions)                    $239.4        $206.7        $292.7        $305.1        $277.6
Ratio of expenses to average net assets                      1.05%         1.06%         0.97%         0.96%         0.92%
Ratio of net investment income/(loss)
to average net assets                                        0.94%         1.04%         1.14%         1.48%         1.24%
Portfolio turnover rate                                        25%           63%           34%           26%           27%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      1.06%         1.07%         0.98%         0.96%         0.98%
Ratio of net investment income/(loss)
to average net assets                                        0.93%         1.03%         1.13%         1.47%         1.18%

                                                                            The AAL Equity Income Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.16        $12.87        $14.54        $14.38        $14.66
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                (0.02)        (0.01)         0.03          0.06          0.02
Net realized and unrealized gain/(loss)
on investments (b)                                           2.36         (2.69)        (1.64)         0.93         (0.28)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             2.34         (2.70)        (1.61)         0.99         (0.26)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                          --         (0.01)        (0.01)        (0.06)        (0.02)
Net realized gain on investments                               --            --         (0.05)        (0.77)           --
Return of capital                                              --            --            --            --            --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                            --         (0.01)        (0.06)        (0.83)        (0.02)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $12.50        $10.16        $12.87        $14.54        $14.38
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            23.03%       (21.01)%      (11.11)%        7.12%        (1.80)%
Net assets, end of period (in millions)                      $7.5          $8.1         $12.4         $13.4         $11.6
Ratio of expenses to average net assets                      2.15%         2.16%         1.90%         1.98%         1.99%
Ratio of net investment income/(loss)
to average net assets                                       (0.17)%       (0.06)%        0.21%         0.45%         0.17%
Portfolio turnover rate                                        25%           63%           34%           26%           27%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      2.16%         2.17%        1.91%          1.98%         2.05%
Ratio of net investment income/(loss)
to average net assets                                       (0.18)%       (0.07)%       0.20%          0.45%         0.11%

                                                                            The AAL Equity Income Fund
                                                                            Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.20        $12.92        $14.59        $14.43        $14.70
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income/(loss)                                 0.17          0.18          0.21          0.27          0.31
Net realized and unrealized gain/(loss)
on investments (b)                                           2.39         (2.73)        (1.64)         0.93         (0.35)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             2.56         (2.55)        (1.43)         1.20         (0.04)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.12)        (0.15)        (0.19)        (0.27)        (0.23)
Net realized gain on investments                               --            --         (0.05)        (0.77)           --
Return of capital                                              --         (0.02)           --            --            --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.12)        (0.17)        (0.24)        (1.04)        (0.23)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $12.64        $10.20        $12.92        $14.59        $14.43
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            25.16%       (19.70)%       (9.83)%        8.64%        (0.29)%
Net assets, end of period (in millions)                     $13.7          $9.8          $9.1          $9.5          $6.2
Ratio of expenses to average net assets                      0.51%         0.51%         0.50%         0.51%         0.46%
Ratio of net investment income/(loss)
to average net assets                                        1.47%         1.59%         1.61%         1.94%         1.71%
Portfolio turnover rate                                        25%           63%           34%           26%           27%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      0.52%         0.52%         0.51%         0.51%         0.52%
Ratio of net investment income/(loss)
to average net assets                                        1.46%         1.58%         1.60%         1.94%         1.65%

                                                                              The AAL Balanced Fund
                                                                                   Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.75        $11.52        $12.41        $12.41        $12.15
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.17          0.19          0.26          0.38          0.32
Net realized and unrealized gain/(loss)
on investments (b)                                           0.92         (0.76)        (0.88)           --          0.25
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             1.09         (0.57)        (0.62)         0.38          0.57
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.19)        (0.20)        (0.27)        (0.38)        (0.31)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.65        $10.75        $11.52        $12.41        $12.41
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            10.22%        (4.90)%       (5.02)%        3.10%         4.78%
Net assets, end of period (in millions)                    $278.0        $260.8        $305.6        $291.7        $256.1
Ratio of expenses to average net assets                      1.06%         1.05%         0.99%         0.98%         1.09%
Ratio of net investment income to average net assets         1.48%         1.77%         2.19%         3.07%         2.76%
Portfolio turnover rate (d)                                   194%           69%           76%           83%           65%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      1.07%         1.07%         1.02%         1.02%         1.14%
Ratio of net investment income to average net assets         1.47%         1.75%         2.16%         3.03%         2.72%

                                                                              The AAL Balanced Fund
                                                                                  Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.70        $11.47        $12.35        $12.35        $12.10
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.06          0.11          0.15          0.26          0.21
Net realized and unrealized gain/(loss)
on investments (b)                                           0.92         (0.76)        (0.87)           --          0.24
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.98         (0.65)        (0.72)         0.26          0.45
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.08)        (0.12)        (0.16)        (0.26)        (0.20)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.60        $10.70        $11.47        $12.35        $12.35
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             9.22%        (5.68)%       (5.83)%        2.13%         3.74%
Net assets, end of period (in millions)                     $18.6         $19.3         $22.3         $21.1         $18.2
Ratio of expenses to average net assets                      2.02%         1.84%         1.89%         1.94%         2.03%
Ratio of net investment income to average net assets         0.52%         0.97%         1.29%         2.11%         1.82%
Portfolio turnover rate (d)                                   194%           60%           76%           83%           65%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      2.03%         1.86%         1.92%         1.98%         2.08%
Ratio of net investment income to average net assets         0.51%         0.95%         1.26%         2.07%         1.77%

                                                                               The AAL Balanced Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.74        $11.51        $12.39        $12.40        $12.13
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.22          0.21          0.30          0.42          0.39
Net realized and unrealized gain/(loss)
on investments (b)                                           0.93         (0.73)        (0.86)           --          0.25
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             1.15         (0.52)        (0.56)         0.42          0.64
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.25)        (0.25)        (0.32)        (0.43)        (0.37)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.64        $10.74        $11.51        $12.39        $12.40
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            10.75%        (4.45)%       (4.65)%        3.50%         5.33%
Net assets, end of period (in millions)                    $111.2        $107.8          $3.7          $3.4          $3.0
Ratio of expenses to average net assets                      0.59%         0.56%         0.58%         0.59%         0.60%
Ratio of net investment income to average net assets         1.96%         2.26%         2.60%         3.46%         3.25%
Portfolio turnover rate (d)                                   194%           69%           76%           83%           65%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for directed brokerage
transactions or fees paid indirectly the ratios would
have been:
Ratio of expenses to average net assets                      0.60%         0.57%         0.62%         0.63%         0.64%
Ratio of net investment income to average net assets         1.95%         2.25%         2.56%         3.43%         3.20%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

(d) Portfolio turnover rates for the year ended April 30, 2003, excluded the effect of participation in mortgage dollar roll transactions.

The AAL Mutual Funds
Financial Highlights - continued

                                                                            The AAL High Yield Bond Fund
                                                                                   Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.27         $6.19         $6.76         $7.44         $8.92
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.46          0.50          0.54          0.63          0.87
Net realized and unrealized gain/(loss)
on investments (b)                                           0.28          0.08         (0.56)        (0.68)        (1.48)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.74          0.58         (0.02)        (0.05)        (0.61)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.47)        (0.50)        (0.55)        (0.63)        (0.87)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $6.54         $6.27         $6.19         $6.76         $7.44
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            12.08%        10.59%        (0.26)%       (0.81)%       (7.00)%
Net assets, end of period (in millions)                    $135.1        $117.4        $118.6        $121.0        $134.3
Ratio of expenses to average net assets                      1.10%         0.93%         1.00%         1.00%         0.96%
Ratio of net investment income to average net assets         6.98%         8.72%         8.41%         9.06%        10.54%
Portfolio turnover rate                                        91%          103%           72%          106%           54%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.10%         1.03%         1.17%         1.08%         1.12%
Ratio of net investment income to average net assets         6.98%         8.62%         8.24%         8.98%        10.38%

                                                                            The AAL High Yield Bond Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.27         $6.19         $6.76         $7.44         $8.92
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.40          0.45          0.49          0.58          0.81
Net realized and unrealized gain/(loss)
on investments (b)                                           0.28          0.08         (0.56)        (0.68)        (1.48)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.68          0.53         (0.07)        (0.10)        (0.67)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.41)        (0.45)        (0.50)        (0.58)        (0.81)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $6.54         $6.27         $6.19         $6.76         $7.44
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            11.06%         9.61%        (1.02)%       (1.53)%       (7.65)%
Net assets, end of period (in millions)                      $6.1          $6.0          $8.2          $9.7         $11.6
Ratio of expenses to average net assets                      2.01%         1.84%         1.74%         1.73%         1.62%
Ratio of net investment income to average net assets         6.07%         7.81%         7.67%         8.33%         9.88%
Portfolio turnover rate                                        91%          103%           72%          106%           54%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      2.01%         2.01%         1.93%         1.99%         1.97%
Ratio of net investment income to average net assets         6.07%         7.64%         7.48%         8.08%         9.53%

                                                                            The AAL High Yield Bond Fund
                                                                             Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year         Year           Year
                                                            Ended         Ended         Ended        Ended          Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $6.27         $6.19         $6.76         $7.43         $8.91
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.48          0.51          0.56          0.65          0.89
Net realized and unrealized gain/(loss)
on investments (b)                                           0.29          0.09         (0.57)        (0.67)        (1.48)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.77          0.60         (0.01)        (0.02)        (0.59)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.50)        (0.52)        (0.56)        (0.65)        (0.89)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $6.54         $6.27         $6.19         $6.76         $7.43
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                            12.56%        10.88%         0.05%        (0.34)%       (6.67)%
Net assets, end of period (in millions)                      $3.8          $3.3          $2.7          $2.2          $2.0
Ratio of expenses to average net assets                      0.67%         0.67%         0.68%         0.67%         0.53%
Ratio of net investment income to average net assets         7.41%         8.98%         8.73%         9.34%        11.00%
Portfolio turnover rate                                        91%          103%           72%          106%           54%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.67%         0.67%         0.68%         0.67%         0.62%
Ratio of net investment income to average net assets         7.41%         8.98%         8.73%         9.34%        10.92%

                                                                            The AAL Municipal Bond Fund
                                                                                   Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $11.52        $11.21        $10.96        $10.45        $11.47
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.49          0.50          0.54          0.55          0.53
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.22)         0.31          0.25          0.51         (1.01)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.27          0.81          0.79          1.06         (0.48)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.49)        (0.50)        (0.54)        (0.55)        (0.53)
Net realized gain on investments                               --            --            --            --         (0.01)
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.49)        (0.50)        (0.54)        (0.55)        (0.54)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.30        $11.52        $11.21        $10.96        $10.45
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             2.34%         7.38%         7.27%        10.34%        (4.09)%
Net assets, end of period (in millions)                    $633.9        $671.6        $598.6        $503.7        $461.3
Ratio of expenses to average net assets                      0.81%         0.79%         0.77%         0.73%         0.78%
Ratio of net investment income to average net assets         4.24%         4.41%         4.77%         5.06%         4.98%
Portfolio turnover rate                                        11%           18%           65%          110%          210%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.81%         0.79%         0.82%         0.81%         0.84%
Ratio of net investment income to average net assets         4.24%         4.41%         4.72%         4.98%         4.93%

                                                                            The AAL Municipal Bond Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $11.52        $11.20        $10.95        $10.44        $11.47
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.40          0.42          0.44          0.46          0.44
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.24)         0.32          0.25          0.51         (1.02)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.16          0.74          0.69          0.97         (0.58)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.39)        (0.42)        (0.44)        (0.46)        (0.44)
Net realized gain on investments                               --            --            --            --         (0.01)
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.39)        (0.42)        (0.44)        (0.46)        (0.45)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.29        $11.52        $11.20        $10.95        $10.44
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             1.42%         6.65%         6.40%         9.39%        (4.99)%
Net assets, end of period (in millions)                     $13.2         $12.3         $11.0          $8.5          $7.3
Ratio of expenses to average net assets                      1.63%         1.56%         1.57%         1.61%         1.59%
Ratio of net investment income to average net assets         3.42%         3.64%         3.97%         4.18%         4.19%
Portfolio turnover rate                                        11%           18%           65%          110%          210%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.63%         1.56%         1.62%         1.69%         1.64%
Ratio of net investment income to average net assets         3.42%         3.64%         3.92%         4.10%         4.14%

                                                                              The AAL Municipal Bond Fund
                                                                              Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year         Year           Year
                                                            Ended         Ended         Ended        Ended          Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $11.52        $11.20        $10.95        $10.45        $11.47
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.53          0.54          0.57          0.58          0.57
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.22)         0.32          0.25          0.50         (1.01)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.31          0.86          0.82          1.08         (0.44)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.53)        (0.54)        (0.57)        (0.58)        (0.57)
Net realized gain on investments                               --            --            --            --         (0.01)
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (0.53)        (0.54)        (0.57)        (0.58)        (0.58)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $11.30        $11.52        $11.20        $10.95        $10.45
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             2.66%         7.81%         7.61%        10.56%        (3.78)%
Net assets, end of period (in millions)                      $2.8          $3.4          $5.3          $2.5          $0.5
Ratio of expenses to average net assets                      0.50%         0.48%         0.46%         0.42%         0.47%
Ratio of net investment income to average net assets         4.55%         4.72%         5.08%         5.37%         5.32%
Portfolio turnover rate                                        11%           18%           65%          110%          210%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.50%         0.48%         0.51%         0.50%         0.52%
Ratio of net investment income to average net assets         4.55%         4.72%         5.03%         5.29%         5.27%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

The AAL Mutual Funds
Financial Highlights - continued

                                                                                 The AAL Bond Fund
                                                                                   Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                            Year           Year          Year          Year          Year
                                                           Ended          Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.31         $9.82         $9.80         $9.32         $9.92
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.40          0.42          0.56          0.61          0.58
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.12)         0.52          0.02          0.48         (0.60)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.28          0.94          0.58          1.09         (0.02)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.45)        (0.45)        (0.56)        (0.61)        (0.58)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $10.14        $10.31         $9.82         $9.80         $9.32
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             2.74%         9.79%         6.01%        12.08%        (0.11)%
Net assets, end of period (in millions)                    $460.5        $526.5        $451.5        $353.5        $321.7
Ratio of expenses to average net assets                      0.88%         0.85%         0.81%         0.81%         0.83%
Ratio of net investment income to average net assets         3.86%         4.19%         5.54%         6.38%         6.12%
Portfolio turnover rate (d)                                   463%          149%          160%          172%          163%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.89%         0.86%         0.88%         0.91%         0.91%
Ratio of net investment income to average net assets         3.85%         4.18%         5.47%         6.27%         6.04%

                                                                                 The AAL Bond Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.32         $9.82         $9.80         $9.32         $9.92
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.30          0.33          0.47          0.52          0.49
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.12)         0.53          0.02          0.48         (0.60)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.18          0.86          0.49          1.00         (0.11)
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.35)        (0.36)        (0.47)        (0.52)        (0.49)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $10.15        $10.32         $9.82         $9.80         $9.32
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             1.75%         8.91%         5.03%        11.04%        (1.09)%
Net assets, end of period (in millions)                     $13.4         $13.2          $7.9          $4.6          $3.6
Ratio of expenses to average net assets                      1.86%         1.77%         1.73%         1.73%         1.80%
Ratio of net investment income to average net assets         2.89%         3.28%         4.64%         5.45%         5.17%
Portfolio turnover rate (d)                                   463%          149%          160%          172%          163%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.87%         1.78%         1.80%         1.83%         1.88%
Ratio of net investment income to average net assets         2.88%         3.27%         4.57%         5.35%         5.09%

                                                                                 The AAL Bond Fund
                                                                            Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.31         $9.82         $9.80         $9.32         $9.92
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.44          0.46          0.60          0.66          0.62
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.11)         0.52          0.02          0.48         (0.60)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.33          0.98          0.62          1.14          0.02
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
                                                       ----------    ----------    ----------    ----------    ----------
Net Investment Income                                       (0.49)        (0.49)        (0.60)        (0.66)        (0.62)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $10.15        $10.31         $9.82         $9.80         $9.32
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             3.25%        10.20%         6.42%        12.55%         0.30%
Net assets, end of period (in millions)                     $34.5         $29.2         $22.9         $55.6         $47.9
Ratio of expenses to average net assets                      0.49%         0.47%         0.39%         0.39%         0.43%
Ratio of net investment income to average net assets         4.26%         4.57%         5.93%         6.79%         6.55%
Portfolio turnover rate (d)                                   463%          149%          160%          172%          163%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.50%         0.48%         0.46%         0.49%         0.50%
Ratio of net investment income to average net assets         4.25%         4.56%         5.86%         6.69%         6.47%

The AAL Mutual Funds
Financial Highlights - continued

                                                                                 The AAL Bond Index Fund
                                                                                  Institutional Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year        Period
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000 (f)
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                       $10.96        $10.48        $10.47         $9.95        $10.00
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                        0.39          0.50          0.59          0.69          0.22
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.25)         0.56          0.16          0.52         (0.05)
                                                       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                             0.14          1.06          0.75          1.21          0.17
                                                       ----------    ----------    ----------    ----------    ----------
Less Distributions from
Net investment income                                       (0.50)        (0.58)        (0.64)        (0.69)        (0.22)
Net realized gain on investments                            (0.50)           --         (0.10)           --            --
                                                       ----------    ----------    ----------    ----------    ----------
Total Distributions                                         (1.00)        (0.58)        (0.74)        (0.69)        (0.22)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                             $10.10        $10.96        $10.48        $10.47         $9.95
                                                       ----------    ----------    ----------    ----------    ----------

Total return (c)                                             1.31%        10.35%         7.36%        12.50%         1.72%
Net assets, end of period (in millions)                     $40.7         $81.0         $58.9         $18.6         $11.1
Ratio of expenses to average net assets (e)                  0.43%         0.23%         0.20%         0.20%         0.20%
Ratio of net investment income to average net assets (e)     3.75%         4.65%         5.47%         6.66%         6.85%
Portfolio turnover rate (d)                                   305%           90%           92%           51%           52%

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                  0.44%         0.31%         0.53%         0.98%         1.04%
Ratio of net investment income to average net assets (e)     3.74%         4.57%         5.14%         5.88%         6.02%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Portfolio turnover rates for the year ended April 30, 2003, excluded the effect of participation in mortgage dollar roll transactions.

(e) Computed on an annualized basis for periods less than one year.

(f) Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds
Financial Highlights - continued

                                                                              The AAL Money Market Fund
                                                                                   Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $1.00         $1.00         $1.00         $1.00         $1.00
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                       0.003          0.01          0.02          0.05          0.05
Less: distributions from net investment income             (0.003)        (0.01)        (0.02)        (0.05)        (0.05)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $1.00         $1.00         $1.00         $1.00         $1.00
                                                       ----------    ----------    ----------    ----------    ----------

Total return (b)                                             0.32%         0.88%         2.28%         5.70%         4.99%
Net assets, end of period (in millions)                    $262.2        $349.6        $399.8        $423.9        $348.0
Ratio of expenses to average net assets                      0.83%         0.77%         0.72%         0.76%         0.66%
Ratio of net investment income to
average net assets                                           0.32%         0.89%         2.19%         5.51%         4.90%
Portfolio turnover rate                                       N/A           N/A           N/A           N/A           N/A

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.93%         0.92%         0.90%         0.99%         1.02%
Ratio of net investment income/(loss)
to average net assets                                        0.22%         0.74%         2.01%         5.28%         4.54%

                                                                             The AAL Money Market Fund
                                                                                   Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $1.00         $1.00         $1.00         $1.00         $1.00
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                       0.001         0.003          0.01          0.04          0.04
Less: distributions from net investment income             (0.001)       (0.003)        (0.01)        (0.04)        (0.04)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $1.00         $1.00         $1.00         $1.00         $1.00
                                                       ----------    ----------    ----------    ----------    ----------

Total return (b)                                             0.07%         0.42%         1.34%         4.67%         3.94%
Net assets, end of period (in millions)                      $1.8          $2.8          $2.8          $3.3          $2.4
Ratio of expenses to average net assets                      1.08%         1.38%         1.52%         1.81%         1.65%
Ratio of net investment income to average net assets         0.07%         0.27%         1.39%         4.45%         3.95%
Portfolio turnover rate                                       N/A           N/A           N/A           N/A           N/A

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.84%         1.62%         1.70%         2.04%         2.00%
Ratio of net investment income/(loss)
to average net assets                                       (0.69)%        0.03%         1.21%         4.22%         3.59%

                                                                                   The AAL Money Market Fund
                                                                                  Institutional Class Shares
----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year          Year          Year
                                                            Ended         Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)      4/30/2004     4/30/2003     4/30/2002     4/30/2001     4/30/2000
----------------------------------------------------------------------------------------------------------------------------

                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                        $1.00         $1.00         $1.00         $1.00         $1.00
                                                       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
Net investment income                                        0.01          0.01          0.03          0.06          0.05
Less: distributions from net investment income              (0.01)        (0.01)        (0.03)        (0.06)        (0.05)
                                                       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of period                              $1.00         $1.00         $1.00         $1.00         $1.00
                                                       ----------    ----------    ----------    ----------    ----------

Total return (b)                                             0.59%         1.17%         2.54%         6.07%         5.36%
Net assets, end of period (in millions)                    $114.6         $91.4        $117.8         $25.3         $12.8
Ratio of expenses to average net assets                      0.56%         0.48%         0.46%         0.43%         0.31%
Ratio of net investment income to average net assets         0.59%         1.18%         2.45%         5.86%         5.18%
Portfolio turnover rate                                       N/A           N/A           N/A           N/A           N/A

If the Adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.56%         0.53%         0.54%         0.56%         0.57%
Ratio of net investment income/(loss)
to average net assets                                        0.59%         1.13%         2.37%         5.73%         4.92%

(a) All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Board of Trustees and Officers

The following table provides information about the Trustees and officers of the Trust. Unless otherwise indicated, the business address of each Trustee and officer is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.
Additional information about the Trustees is available in the Trust's
Statement of Additional Information, which you may obtain without charge by calling 1-800-THRIVENT (1-800-847-4836).

Interested Trustees/1/

                        Position with                Principal
                          Trust and                Occupation(s)           Number of Portfolios
Name, Address,          and Length of                 During                 in Fund Complex          Other Directorships
and Age                 Time Served/2/             Past 5 Years            Overseen by Trustee/4/       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret      President since 2002;   Executive Vice President,   26 of the Thrivent Series   Lutheran World Relief;
Age 48               Trustee since 2004      Marketing and Products,     Fund, Inc.; 20 of           Minnesota Public Radio
                                             Thrivent Financial for      The AAL Mutual Funds
                                             Lutherans since 2002;
                                             Senior Vice President,
                                             Products, American
                                             Express Financial
                                             Advisors from 2001 to
                                             2002; Vice President,
                                             Variable Assets, American
                                             Express Financial
                                             Advisors from 1996
                                             to 2000

Independent Trustees/3/

                        Position with                Principal
                          Trust and                Occupation(s)           Number of Portfolios
Name, Address,          and Length of                 During                 in Fund Complex          Other Directorships
and Age                 Time Served/2/             Past 5 Years            Overseen by Trustee/4/       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell  Trustee since 1992      President,                  26 of the Thrivent Series   ELCA University and
Age 64                                       Carthage College            Fund, Inc.; 20 of           College Employees'
                                                                         The AAL Mutual Funds        Health Benefit Board;
                                                                                                     ELCA Risk Management
                                                                                                     Board; Trustee, Johnson
                                                                                                     Family Funds, Inc., an
                                                                                                     investment company
                                                                                                     consisting of four
                                                                                                     portfolios; Kenosha
                                                                                                     Hospital and Medical
                                                                                                     Center Board; Prairie
                                                                                                     School Board; United
                                                                                                     Health Systems Board

Herbert F.           Trustee since 2003      Management consultant       26 of the Thrivent Series   None
Eggerding, Jr.                               to several privately        Fund, Inc.; 20 of
Age 66                                       owned companies             The AAL Mutual Funds;
                                                                         11 of The Lutheran
                                                                         Brotherhood Family
                                                                         of Funds

Richard L. Gady      Trustee since 1987      Retired; previously         26 of the Thrivent Series   International
Age 61                                       Vice President, Public      Fund, Inc.; 20 of           Agricultural Marketing
                                             Affairs and Chief           The AAL Mutual Funds        Association Board
                                             Economist, Conagra,
                                             Inc. (agribusiness)

Edward W. Smeds      Trustee since 1999      Retired                     26 of the Thrivent Series   Chairman of Carthage
Age 68                                                                   Fund, Inc.; 20 of           College Board
                                                                         The AAL Mutual Funds

Noel K. Estenson     Trustee since 2004      Retired; previously         26 of the Thrivent Series   None
Age 65                                       President and Chief         Fund, Inc.; 11 of
                                             Executive Officer,          The Lutheran
                                             CenexHarvestStates          Brotherhood Family
                                             (farm supply and            of Funds; 20 of
                                             marketing and               The AAL Mutual Funds
                                             food business)

Jodi L. Harpstead     Trustee since 2004     On sabbatical.              26 of the Thrivent Series   Delta Dental
Age 47                                       Previously Vice             Fund, Inc.; 11 of           Plan of Minnesota
                                             President & General         The Lutheran
                                             Manager, Cardiac            Brotherhood Family
                                             Surgery Technologies        of Funds; 20 of
                                             for Medtronic, Inc.         The AAL Mutual Funds
                                             (medical products
                                             and technologies
                                             business) since 2002;
                                             President Global
                                             Marketing and U.S. Sales,
                                             Cardiac Rhythm
                                             Management for
                                             Medtronic, Inc. from
                                             2001 to 2002; Vice
                                             President, U.S. Pacing
                                             Sales for Medtronic, Inc.
                                             from 1996 to 2001

Connie M. Levi       Trustee since 2004      Retired                     26 of the Thrivent Series   Norstan, Inc.
Age 64                                                                   Fund, Inc., 11 of
                                                                         The Lutheran
                                                                         Brotherhood Family
                                                                         of Funds; 20 of
                                                                         The AAL Mutual Funds

Officers
                               Position with
                                 Trust and
Name, Address and Age        Length of Service/2/                 Principal Occupation During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------------

Pamela J. Moret              President since 2002           Executive Vice President, Marketing and Products, Thrivent
Age 48                                                      Financial since 2002; Senior Vice President, Products,
                                                            American Express Financial Advisors from 2000 to 2001; Vice
                                                            President, Variable Assets, American Express Financial Advisors
                                                            from 1996 to 2000

James E. Nelson              Secretary since 2003           Vice President, Securities Law, Thrivent Financial since 2001;
Age 44                                                      Counsel and head of Insurance Practice Group, Law Division of ING ReliaStar (formerly ReliaStar Financial Corp.) from
                                                            1998 to 2001

Charles D. Gariboldi         Treasurer since 1999           Vice President, Investment Accounting, Thrivent Financial
Age 44

Russell W. Swansen           Vice President since 2004      Chief Investment Officer, Thrivent Financial, since 2004;
Age 46                                                      Managing Director, Colonnade Advisors, LLC, from 2001 to
                                                            2003, President and Chief Investment Officer of PPM
                                                            American from 1999 to 2000

Karl D. Anderson             Vice President since 2003      Vice President, Investment Product Solutions Management,
Age 42                                                      Thrivent Financial

Frederick P. Johnson         Vice President since 2003      Vice President, Investment Operations, Thrivent Financial
Age 41

Marnie L. Loomans-Thuecks    Vice President since 2004      Vice President, Customer Interaction Department, Thrivent
4321 North Ballard Road                                     Financial
Appleton, WI
Age 41

Thomas R Mischka             Vice President and             Vice President of Divisional Support Services,
4321 North Ballard Road      Anti-Money Laundering          Thrivent Financial
Appleton, WI                 Officer since 2003
Age 44

David R. Spangler            Assistant Vice President       Director, of Investment Product Management, Thrivent
Age 37                       since 2004                     Financial since 2002; Vice President-Product Development,
                                                            Wells Fargo Bank-Funds Management Group, from 2000 to
                                                            2002; Analyst, MCSI, Inc., 2000; Vice President-Product
                                                            Development, US Bank-First American Funds, 1997 to 2000

Brett L. Agnew               Assistant Secretary            Senior Counsel, Thrivent Financial since 2001; Consultant,
Age 33                       since 2001                     Principal Financial Group from 1998 to 2001

John C. Bjork                Assistant Secretary            Senior Counsel, Thrivent Financial
Age 50                       since 2003

Marlene J. Nogle             Assistant Secretary            Senior Counsel, Thrivent Financial
Age 56                       since 2003

/1/"Interested person" of the Trust as defined in the Investment Company Act of 1940 by virtue of a position with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with
   Thrivent Financial, the parent company of the adviser and an affiliate of the Trust.

/2/Each Trustee serves an indefinite term until his or her successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70.
   Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/The Trustees and Nominees other than Ms. Moret are not "interested persons" of the Trust and are referred to as "Independent Trustees."

/4/The "Fund Complex" includes the 11 series of The Lutheran Brotherhood
   Family of Funds, the 20 series of The AAL Mutual Funds, and the 26 series of
   Thrivent Series Fund, Inc.

Results of Special Shareholder Meetings
The AAL Mutual Funds

Special meetings of the shareholders of each of the series of The AAL Mutual
Funds (the "Trust") were held on March 9, 2004. The matters voted upon at the meetings and the shares cast for, to withhold, against, or to abstain are set forth as follows:

Proposal 1 -- To elect a Board of Trustees

To elect Pamela J. Moret as Trustee:         For:  471,360,619.587   Withhold:  25,282,126.505
To elect F. Gregory Campbell as Trustee:     For:  472,780,339.866   Withhold:  23,862,406.226
To elect Herbert F. Eggerding as Trustee:    For:  472,897,366.743   Withhold:  23,745,379.349
To elect Noel K. Estenson as Trustee:        For:  472,290,330.509   Withhold:  24,352,415.583
To elect Richard L. Gady as Trustee:         For:  472,881,001.618   Withhold:  23,761,744.474
To elect Jodi L. Harpstead as Trustee:       For:  472,531,336.299   Withhold:  24,111,409.793
To elect Connie M. Levi as Trustee:          For:  472,032,037.324   Withhold:  24,610,708.768
To elect Edward W. Smeds as Trustee:         For:  472,508,991.587   Withhold:  24,133,754.505

Proposal 2A -- To amend the fundamental investment restriction on diversification:

The AAL Aggressive Growth Fund               For:  4,662,209.828     Against:  111,040.531       Abstain:  316,207.533
The AAL Balanced Fund                        For:  21,534,052.130    Against:  407,325.504       Abstain:  733,743.279
The AAL Bond Fund                            For:  27,667,569.249    Against:  1,051,220.973     Abstain:  1,382,064.840
The AAL Bond Index Fund                      For:  3,655,983.272     Against:  0.000             Abstain:  0.000
The AAL Capital Growth Fund                  For:  48,574,416.386    Against:  2,233,564.008     Abstain:  3,388,365.296
The AAL Equity Income Fund                   For:  10,868,259.992    Against:  396,625.648       Abstain:  663,270.016
The AAL High Yield Bond Fund                 For:  11,915,563.501    Against:  353,552.685       Abstain:  652,736.193
The AAL International Fund                   For:  9,061,202.717     Against:  368,543.600       Abstain:  721,024.126
The AAL Large Company Index Fund             For:  3,299,255.012     Against:  0.000             Abstain:  0.000
The AAL Large Company Index Fund II          For:  2,845,738.884     Against:  91,216.859        Abstain:  267,158.267
The AAL Mid Cap Index Fund                   For:  2,404,912.795     Against:  0.000             Abstain:  0.000
The AAL Mid Cap Index Fund II                For:  1,695,733.612     Against:  87,484.981        Abstain:  144,710.259
The AAL Mid Cap Stock Fund                   For:  28,427,414.861    Against:  1,145,566.977     Abstain:  2,235,005.209
The AAL Money Market Fund                    For:  228,203,569.760   Against:  6,006,093.600     Abstain:  9,652,985.740
The AAL Municipal Bond Fund                  For:  31,179,351.288    Against:  1,190,137.537     Abstain:  1,987,418.838
The AAL Small Cap Index Fund II              For:  1,700,836.921     Against:  41,416.807        Abstain:  71,418.863
The AAL Small Cap Stock Fund                 For:  11,290,587.814    Against:  489,844.688       Abstain:  1,128,475.520
The AAL Small Cap Value Fund                 For:  2,271,958.535     Against:  56,466.110        Abstain:  137,977.616
The AAL Technology Stock Fund                For:  6,974,469.832     Against:  397,975.243       Abstain:  427,709.590
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006              For:  66,222.562        Against:  1,705.379         Abstain:  3,384.826

Proposal 2B -- To amend the fundamental investment restriction on lending:

The AAL Aggressive Growth Fund               For:  4,634,791.875     Against:  148,040.956       Abstain:  306,625.061
The AAL Balanced Fund                        For:  21,336,205.110    Against:  568,902.611       Abstain:  770,013.192
The AAL Bond Fund                            For:  27,417,963.019    Against:  1,322,731.679     Abstain:  1,360,160.364
The AAL Bond Index Fund                      For:  3,626,536.222     Against:  29,447.050        Abstain:  0.000
The AAL Capital Growth Fund                  For:  47,965,060.008    Against:  2,840,769.514     Abstain:  3,390,516.168
The AAL Equity Income Fund                   For:  10,749,428.591    Against:  495,268.857       Abstain:  683,458.208
The AAL High Yield Bond Fund                 For:  11,819,872.441    Against:  412,954.068       Abstain:  689,025.870
The AAL International Fund                   For:  8,981,074.529     Against:  452,011.208       Abstain:  717,684.706
The AAL Large Company Index Fund             For:  3,299,255.012     Against:  0.000             Abstain:  0.000
The AAL Large Company Index Fund II          For:  2,832,843.296     Against:  109,613.677       Abstain:  261,657.037
The AAL Mid Cap Index Fund                   For:  2,378,522.882     Against:  26,389.913        Abstain:  0.000
The AAL Mid Cap Index Fund II                For:  1,654,564.649     Against:  123,137.722       Abstain:  150,226.481
The AAL Mid Cap Stock Fund                   For:  28,085,383.810    Against:  1,488,058.031     Abstain:  2,234,545.206
The AAL Money Market Fund                    For:  227,480,689.370   Against:  6,684,076.940     Abstain:  9,697,882.790
The AAL Municipal Bond Fund                  For:  30,927,828.467    Against:  1,528,278.827     Abstain:  1,900,800.369
The AAL Small Cap Index Fund II              For:  1,695,086.212     Against:  48,935.341        Abstain:  69,651.038
The AAL Small Cap Stock Fund                 For:  11,178,109.981    Against:  627,239.091       Abstain:  1,103,558.950
The AAL Small Cap Value Fund                 For:  2,252,758.542     Against:  73,789.841        Abstain:  139,853.878
The AAL Technology Stock Fund                For:  6,910,971.143     Against:  478,968.909       Abstain:  410,214.613
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006              For:  65,596.013        Against:  2,100.785         Abstain:  3,615.969

Proposal 2C -- To amend the fundamental investment restriction on borrowing and issuing senior securities:

The AAL Aggressive Growth Fund               For:  4,612,372.654     Against:  163,334.556       Abstain:  313,750.682
The AAL Balanced Fund                        For:  21,334,713.633    Against:  580,154.623       Abstain:  760,252.657
The AAL Bond Fund                            For:  27,398,642.326    Against:  1,325,611.725     Abstain:  1,376,601.011
The AAL Bond Index Fund                      For:  3,626,536.222     Against:  29,447.050        Abstain:  0.000
The AAL Capital Growth Fund                  For:  47,804,541.593    Against:  2,959,793.021     Abstain:  3,432,011.076
The AAL Equity Income Fund                   For:  10,737,680.723    Against:  533,213.822       Abstain:  657,261.111
The AAL High Yield Bond Fund                 For:  11,847,776.766    Against:  399,469.601       Abstain:  674,606.012
The AAL International Fund                   For:  8,963,145.599     Against:  456,404.229       Abstain:  731,220.615
The AAL Large Company Index Fund             For:  3,299,255.012     Against:  0.000             Abstain:  0.000
The AAL Large Company Index Fund II          For:  2,821,870.143     Against:  119,951.717       Abstain:  262,292.150
The AAL Mid Cap Index Fund                   For:  2,378,522.882     Against:  26,389.913        Abstain:  0.000
The AAL Mid Cap Index Fund II                For:  1,640,149.866     Against:  142,329.072       Abstain:  145,449.914
The AAL Mid Cap Stock Fund                   For:  27,997,105.650    Against:  1,550,026.766     Abstain:  2,260,854.631
The AAL Money Market Fund                    For:  226,971,175.830   Against:  7,263,412.060     Abstain:  9,628,061.210
The AAL Municipal Bond Fund                  For:  30,981,571.564    Against:  1,359,602.360     Abstain:  2,015,733.739
The AAL Small Cap Index Fund II              For:  1,693,497.873     Against:  48,451.098        Abstain:  71,723.620
The AAL Small Cap Stock Fund                 For:  11,147,646.594    Against:  630,105.731       Abstain:  1,131,155.697
The AAL Small Cap Value Fund                 For:  2,242,561.776     Against:  81,441.980        Abstain:  142,398.505
The AAL Technology Stock Fund                For:  6,930,428.172     Against:  501,265.683       Abstain:  368,460.810
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006              For:  64,566.206        Against:  3,130.592         Abstain:  3,615.969

Proposal 2D -- To amend the fundamental investment restriction on the purchase or sale of real estate:

The AAL Aggressive Growth Fund               For:  4,656,867.277     Against:  126,270.754       Abstain:  306,319.861
The AAL Balanced Fund                        For:  21,407,051.853    Against:  518,719.748       Abstain:  749,349.312
The AAL Bond Fund                            For:  27,537,861.001    Against:  1,183,040.640     Abstain:  1,379,953.421
The AAL Bond Index Fund                      For:  3,626,536.222     Against:  29,447.050        Abstain:  0.000
The AAL Capital Growth Fund                  For:  48,233,055.326    Against:  2,620,817.965     Abstain:  3,342,472.399
The AAL Equity Income Fund                   For:  10,812,914.805    Against:  450,284.730       Abstain:  664,956.121
The AAL High Yield Bond Fund                 For:  11,906,752.494    Against:  359,357.014       Abstain:  655,742.871
The AAL International Fund                   For:  9,036,763.054     Against:  394,442.211       Abstain:  719,565.178
The AAL Large Company Index Fund             For:  3,299,255.012     Against:  0.000             Abstain:  0.000
The AAL Large Company Index Fund II          For:  2,835,429.593     Against:  106,178.743       Abstain:  262,505.674
The AAL Mid Cap Index Fund                   For:  2,378,522.882     Against:  26,389.913        Abstain:  0.000
The AAL Mid Cap Index Fund II                For:  1,664,597.078     Against:  112,989.824       Abstain:  150,341.950
The AAL Mid Cap Stock Fund                   For:  28,264,311.866    Against:  1,322,836.739     Abstain:  2,220,838.442
The AAL Money Market Fund                    For:  228,409,733.570   Against:  5,766,630.220     Abstain:  9,686,285.310
The AAL Municipal Bond Fund                  For:  30,868,870.888    Against:  1,480,926.929     Abstain:  2,007,109.846
The AAL Small Cap Index Fund II              For:  1,699,888.908     Against:  45,777.439        Abstain:  68,006.244
The AAL Small Cap Stock Fund                 For:  11,226,598.606    Against:  587,192.726       Abstain:  1,095,116.690
The AAL Small Cap Value Fund                 For:  2,274,985.819     Against:  54,323.288        Abstain:  137,093.154
The AAL Technology Stock Fund                For:  7,008,054.529     Against:  437,445.288       Abstain:  354,654.848
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006              For:  65,596.013        Against:  2,100.785         Abstain:  3,615.969

Proposal 2E -- To amend the fundamental investment restriction on the purchase or sale of commodities:

The AAL Aggressive Growth Fund               For:  4,651,152.361     Against:  125,233.391       Abstain:  313,072.140
The AAL Balanced Fund                        For:  21,370,740.701    Against:  598,453.910       Abstain:  705,926.302
The AAL Bond Fund                            For:  27,352,268.465    Against:  1,360,488.206     Abstain:  1,388,190.338
The AAL Bond Index Fund                      For:  3,655,983.272     Against:  0.000             Abstain:  0.000
The AAL Capital Growth Fund                  For:  47,916,115.845    Against:  2,913,303.500     Abstain:  3,366,926.345
The AAL Equity Income Fund                   For:  10,749,918.057    Against:  505,692.937       Abstain:  672,544.662
The AAL High Yield Bond Fund                 For:  11,794,715.964    Against:  460,666.089       Abstain:  666,470.326
The AAL International Fund                   For:  8,987,825.244     Against:  461,798.903       Abstain:  701,146.296
The AAL Large Company Index Fund             For:  3,299,255.012     Against:  0.000             Abstain:  0.000
The AAL Large Company Index Fund II          For:  2,843,154.852     Against:  93,963.799        Abstain:  266,995.359
The AAL Mid Cap Index Fund                   For:  2,404,912.795     Against:  0.000             Abstain:  0.000
The AAL Mid Cap Index Fund II                For:  1,669,180.795     Against:  111,042.761       Abstain:  147,705.296
The AAL Mid Cap Stock Fund                   For:  28,046,119.941    Against:  1,545,439.862     Abstain:  2,216,427.244
The AAL Money Market Fund                    For:  227,298,091.560   Against:  6,944,562.190     Abstain:  9,619,995.350
The AAL Municipal Bond Fund                  For:  30,709,826.042    Against:  1,646,545.778     Abstain:  2,000,535.843
The AAL Small Cap Index Fund II              For:  1,697,766.145     Against:  47,343.378        Abstain:  68,563.068
The AAL Small Cap Stock Fund                 For:  11,177,591.217    Against:  619,778.202       Abstain:  1,111,538.603
The AAL Small Cap Value Fund                 For:  2,271,654.413     Against:  56,609.209        Abstain:  138,138.639
The AAL Technology Stock Fund                For:  6,990,979.284     Against:  449,001.752       Abstain:  360,173.629
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006              For:  65,998.022        Against:  1,698.776         Abstain:  3,615.969

Proposal 2F -- To amend the fundamental investment restriction on the concentration of assets:

The AAL Aggressive Growth Fund               For:  4,641,017.992     Against:  144,799.521       Abstain:  303,640.379
The AAL Balanced Fund                        For:  21,489,587.131    Against:  473,960.319       Abstain:  711,573.463
The AAL Bond Fund                            For:  27,672,835.370    Against:  1,120,488.206     Abstain:  1,307,531.486
The AAL Bond Index Fund                      For:  3,655,983.272     Against:  0.000             Abstain:  0.000
The AAL Capital Growth Fund                  For:  48,363,472.596    Against:  2,453,738.064     Abstain:  3,379,135.030
The AAL Equity Income Fund                   For:  10,849,524.217    Against:  412,612.886       Abstain:  666,018.553
The AAL High Yield Bond Fund                 For:  11,906,980.186    Against:  331,789.777       Abstain:  683,082.416
The AAL International Fund                   For:  9,020,956.666     Against:  397,321.122       Abstain:  732,492.655
The AAL Large Company Index Fund             For:  3,299,255.012     Against:  0.000             Abstain:  0.000
The AAL Large Company Index Fund II          For:  2,835,534.509     Against:  105,002.949       Abstain:  263,576.552
The AAL Mid Cap Index Fund                   For:  2,404,912.795     Against:  0.000             Abstain:  0.000
The AAL Mid Cap Index Fund II                For:  1,671,053.404     Against:  105,484.862       Abstain:  151,390.586
The AAL Mid Cap Stock Fund                   For:  28,284,998.792    Against:  1,307,608.661     Abstain:  2,215,379.594
The AAL Money Market Fund                    For:  227,901,057.810   Against:  6,355,838.300     Abstain:  9,605,752.990
The AAL Municipal Bond Fund                  For:  31,116,412.701    Against:  1,388,488.763     Abstain:  1,852,006.199
The AAL Small Cap Index Fund II              For:  1,706,266.281     Against:  39,325.545        Abstain:  68,080.765
The AAL Small Cap Stock Fund                 For:  11,232,270.225    Against:  582,031.658       Abstain:  1,094,606.139
The AAL Small Cap Value Fund                 For:  2,270,983.917     Against:  56,585.273        Abstain:  138,833.071
The AAL Technology Stock Fund                For:  7,036,422.743     Against:  411,859.760       Abstain:  351,872.162
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006              For:  65,553.686        Against:  2,143.112         Abstain:  3,615.969

Proposal 2G -- To amend the fundamental investment restriction on underwriting the securities of other issuers:

The AAL Aggressive Growth Fund              For:  4,620,773.881     Against:  156,593.242        Abstain:  312,090.769
The AAL Balanced Fund                       For:  21,338,092.241    Against:  616,489.535        Abstain:  720,539.137
The AAL Bond Fund                           For:  27,481,515.709    Against:  1,242,071.397      Abstain:  1,377,267.956
The AAL Bond Index Fund                     For:  3,655,983.272     Against:  0.000              Abstain:  0.000
The AAL Capital Growth Fund                 For:  47,914,355.576    Against:  2,849,073.476      Abstain:  3,432,916.638
The AAL Equity Income Fund                  For:  10,761,798.713    Against:  506,656.561        Abstain:  659,700.382
The AAL High Yield Bond Fund                For:  11,845,439.897    Against:  394,464.144        Abstain:  681,948.338
The AAL International Fund                  For:  8,973,765.459     Against:  449,053.282        Abstain:  727,951.702
The AAL Large Company Index Fund            For:  3,299,255.012     Against:  0.000              Abstain:  0.000
The AAL Large Company Index Fund II         For:  2,820,405.688     Against:  118,941.478        Abstain:  264,766.844
The AAL Mid Cap Index Fund                  For:  2,404,912.795     Against:  0.000              Abstain:  0.000
The AAL Mid Cap Index Fund II               For:  1,650,482.598     Against:  126,682.947        Abstain:  150,763.307
The AAL Mid Cap Stock Fund                  For:  28,039,695.346    Against:  1,522,030.373      Abstain:  2,246,261.328
The AAL Money Market Fund                   For:  227,412,906.610   Against:  6,659,079.870      Abstain:  9,790,662.620
The AAL Municipal Bond Fund                 For:  30,832,115.834    Against:  1,598,147.014      Abstain:  1,926,644.815
The AAL Small Cap Index Fund II             For:  1,701,138.170     Against:  47,101.537         Abstain:  65,432.884
The AAL Small Cap Stock Fund                For:  11,182,662.233    Against:  612,425.845        Abstain:  1,113,819.944
The AAL Small Cap Value Fund                For:  2,259,573.690     Against:  65,020.169         Abstain:  141,808.402
The AAL Technology Stock Fund               For:  6,968,232.552     Against:  477,165.262        Abstain:  354,756.851
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006             For:  63,690.740        Against:  3,604.049          Abstain:  4,017.978

Proposal 2H -- To eliminate the fundamental investment restriction on margin transactions:

The AAL Aggressive Growth Fund              For:  4,603,311.878     Against:  178,039.002        Abstain:  308,107.012
The AAL Balanced Fund                       For:  21,226,476.314    Against:  715,738.511        Abstain:  732,906.088
The AAL Bond Fund                           For:  27,175,033.935    Against:  1,542,432.742      Abstain:  1,383,388.385
The AAL Bond Index Fund                     For:  3,655,983.272     Against:  0.000              Abstain:  0.000
The AAL Capital Growth Fund                 For:  47,315,619.459    Against:  3,548,115.637      Abstain:  3,332,610.594
The AAL Equity Income Fund                  For:  10,657,039.417    Against:  627,858.654        Abstain:  643,257.585
The AAL High Yield Bond Fund                For:  11,740,143.217    Against:  498,814.585        Abstain:  682,894.577
The AAL International Fund                  For:  8,897,053.231     Against:  545,796.855        Abstain:  707,920.357
The AAL Large Company Index Fund            For:  3,299,255.012     Against:  0.000              Abstain:  0.000
The AAL Large Company Index Fund II         For:  2,810,762.640     Against:  135,983.409        Abstain:  257,367.961
The AAL Mid Cap Index Fund                  For:  2,404,912.795     Against:  0.000              Abstain:  0.000
The AAL Mid Cap Index Fund II               For:  1,660,846.042     Against:  125,397.389        Abstain:  141,685.421
The AAL Mid Cap Stock Fund                  For:  27,796,740.022    Against:  1,813,734.274      Abstain:  2,197,512.751
The AAL Money Market Fund                   For:  225,481,299.580   Against:  8,607,264.210      Abstain:  9,774,085.310
The AAL Municipal Bond Fund                 For:  30,531,799.635    Against:  1,851,636.479      Abstain:  1,973,471.549
The AAL Small Cap Index Fund II             For:  1,691,087.501     Against:  52,472.816         Abstain:  70,112.274
The AAL Small Cap Stock Fund                For:  11,063,921.560    Against:  744,239.705        Abstain:  1,100,746.757
The AAL Small Cap Value Fund                For:  2,236,472.530     Against:  92,344.756         Abstain:  137,584.975
The AAL Technology Stock Fund               For:  6,919,911.194     Against:  537,939.139        Abstain:  342,304.332
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006             For:  63,690.740        Against:  3,604.049          Abstain:  4,017.978

Proposal 2I -- To eliminate the fundamental investment restriction on short sales:

The AAL Aggressive Growth Fund              For:  4,609,549.678     Against:  162,601.927        Abstain:  317,306.287
The AAL Balanced Fund                       For:  21,204,287.800    Against:  728,264.477        Abstain:  742,568.636
The AAL Bond Fund                           For:  27,261,321.971    Against:  1,471,467.752      Abstain:  1,368,065.339
The AAL Bond Index Fund                     For:  3,655,983.272     Against:  0.000              Abstain:  0.000
The AAL Capital Growth Fund                 For:  47,466,876.600    Against:  3,447,127.542      Abstain:  3,282,341.548
The AAL Equity Income Fund                  For:  10,686,819.891    Against:  606,696.309        Abstain:  634,639.456
The AAL High Yield Bond Fund                For:  11,758,818.202    Against:  464,887.215        Abstain:  698,146.962
The AAL International Fund                  For:  8,914,837.040     Against:  519,662.415        Abstain:  716,270.988
The AAL Large Company Index Fund            For:  3,299,255.012     Against:  0.000              Abstain:  0.000
The AAL Large Company Index Fund II         For:  2,822,883.763     Against:  121,140.513        Abstain:  260,089.734
The AAL Mid Cap Index Fund                  For:  2,404,912.795     Against:  0.000              Abstain:  0.000
The AAL Mid Cap Index Fund II               For:  1,667,825.223     Against:  114,423.881        Abstain:  145,679.748
The AAL Mid Cap Stock Fund                  For:  27,878,309.052    Against:  1,748,703.958      Abstain:  2,180,974.037
The AAL Money Market Fund                   For:  225,793,960.440   Against:  8,398,700.550      Abstain:  9,669,988.110
The AAL Municipal Bond Fund                 For:  30,646,114.140    Against:  1,845,573.576      Abstain:  1,865,219.947
The AAL Small Cap Index Fund II             For:  1,691,033.984     Against:  53,036.029         Abstain:  69,602.578
The AAL Small Cap Stock Fund                For:  11,086,156.679    Against:  723,313.472        Abstain:  1,099,437.871
The AAL Small Cap Value Fund                For:  2,243,904.545     Against:  81,005.607         Abstain:  141,492.109
The AAL Technology Stock Fund               For:  7,124,013.298     Against:  326,580.715        Abstain:  349,560.652
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006             For:  65,517.962        Against:  2,178.836          Abstain:  3,615.969

Proposal 2J -- To eliminate the fundamental investment restriction on the pledge of assets:

The AAL Aggressive Growth Fund              For:  4,611,425.848     Against:  171,141.111        Abstain:  306,890.933
The AAL Balanced Fund                       For:  21,231,354.120    Against:  702,039.173        Abstain:  741,727.620
The AAL Bond Fund                           For:  27,381,382.998    Against:  1,327,209.026      Abstain:  1,392,263.038
The AAL Bond Index Fund                     For:  3,655,983.272     Against:  0.000              Abstain:  0.000
The AAL Capital Growth Fund                 For:  47,591,603.114    Against:  3,120,216.985      Abstain:  3,484,525.591
The AAL Equity Income Fund                  For:  10,706,761.261    Against:  564,814.098        Abstain:  656,580.297
The AAL High Yield Bond Fund                For:  11,799,463.168    Against:  420,705.395        Abstain:  701,683.816
The AAL International Fund                  For:  8,925,738.459     Against:  482,546.803        Abstain:  742,485.181
The AAL Large Company Index Fund            For:  3,299,255.012     Against:  0.000              Abstain:  0.000
The AAL Large Company Index Fund II         For:  2,805,282.713     Against:  128,334.038        Abstain:  270,497.259
The AAL Mid Cap Index Fund                  For:  2,404,912.795     Against:  0.000              Abstain:  0.000
The AAL Mid Cap Index Fund II               For:  1,647,975.562     Against:  130,032.397        Abstain:  149,920.893
The AAL Mid Cap Stock Fund                  For:  27,908,693.108    Against:  1,606,539.556      Abstain:  2,292,754.383
The AAL Money Market Fund                   For:  226,081,603.110   Against:  7,798,766.450      Abstain:  9,982,279.540
The AAL Municipal Bond Fund                 For:  30,588,929.411    Against:  1,766,714.803      Abstain:  2,001,263.449
The AAL Small Cap Index Fund II             For:  1,691,413.945     Against:  50,476.869         Abstain:  71,781.777
The AAL Small Cap Stock Fund                For:  11,120,741.207    Against:  674,772.924        Abstain:  1,113,393.891
The AAL Small Cap Value Fund                For:  2,232,394.060     Against:  91,258.470         Abstain:  142,749.731
The AAL Technology Stock Fund               For:  6,943,316.485     Against:  497,863.601        Abstain:  358,974.579
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006             For:  64,968.215        Against:  2,728.583          Abstain:  3,615.969

Proposal 2K -- To eliminate the fundamental investment restriction on oil, gas, or mineral investments:

The AAL Aggressive Growth Fund              For:  4,649,272.642     Against:  137,114.271        Abstain:  303,070.979
The AAL Balanced Fund                       For:  21,364,259.353    Against:  582,985.043        Abstain:  727,876.517
The AAL Bond Fund                           For:  27,621,486.171    Against:  1,191,229.589      Abstain:  1,288,139.302
The AAL Bond Index Fund                     For:  3,626,536.222     Against:  29,447.050         Abstain:  0.000
The AAL Capital Growth Fund                 For:  48,461,366.234    Against:  2,530,619.507      Abstain:  3,204,359.949
The AAL Equity Income Fund                  For:  10,824,737.872    Against:  474,113.144        Abstain:  629,304.640
The AAL High Yield Bond Fund                For:  11,908,522.930    Against:  363,880.199        Abstain:  649,449.250
The AAL International Fund                  For:  9,050,534.741     Against:  395,721.408        Abstain:  704,514.294
The AAL Large Company Index Fund            For:  3,299,255.012     Against:  0.000              Abstain:  0.000
The AAL Large Company Index Fund II         For:  2,859,735.049     Against:  84,449.407         Abstain:  259,929.554
The AAL Mid Cap Index Fund                  For:  2,378,522.882     Against:  26,389.913         Abstain:  0.000
The AAL Mid Cap Index Fund II               For:  1,669,418.457     Against:  113,867.710        Abstain:  144,642.685
The AAL Mid Cap Stock Fund                  For:  28,434,210.555    Against:  1,240,008.003      Abstain:  2,133,768.489
The AAL Money Market Fund                   For:  228,116,881.670   Against:  6,269,502.060      Abstain:  9,476,265.370
The AAL Municipal Bond Fund                 For:  31,206,759.080    Against:  1,283,384.810      Abstain:  1,866,763.773
The AAL Small Cap Index Fund II             For:  1,705,339.451     Against:  35,827.223         Abstain:  72,505.917
The AAL Small Cap Stock Fund                For:  11,279,044.072    Against:  540,856.441        Abstain:  1,089,007.509
The AAL Small Cap Value Fund                For:  2,273,145.453     Against:  55,493.325         Abstain:  137,763.483
The AAL Technology Stock Fund               For:  7,033,715.398     Against:  418,609.123        Abstain:  347,830.144
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006             For:  65,998.022        Against:  1,698.776          Abstain:  3,615.969

Proposal 2L -- To eliminate the fundamental investment restriction on restricted securities:

The AAL Aggressive Growth Fund             For:  4,609,168.106     Against:  167,799.016         Abstain:  312,490.770
The AAL Balanced Fund                      For:  21,303,292.427    Against:  649,540.029         Abstain:  722,288.457
The AAL Bond Fund                          For:  27,355,702.716    Against:  1,347,394.649       Abstain:  1,397,757.697
The AAL Bond Index Fund                    For:  3,655,983.272     Against:  0.000               Abstain:  0.000
The AAL Capital Growth Fund                For:  47,640,416.707    Against:  3,141,353.282       Abstain:  3,414,575.701
The AAL Equity Income Fund                 For:  10,733,173.729    Against:  536,191.438         Abstain:  658,790.489
The AAL High Yield Bond Fund               For:  11,839,067.962    Against:  422,248.669         Abstain:  660,535.748
The AAL International Fund                 For:  8,920,736.652     Against:  488,051.787         Abstain:  741,982.004
The AAL Large Company Index Fund           For:  3,299,255.012     Against:  0.000               Abstain:  0.000
The AAL Large Company Index Fund II        For:  2,824,394.599     Against:  111,776.705         Abstain:  267,942.706
The AAL Mid Cap Index Fund                 For:  2,404,912.795     Against:  0.000               Abstain:  0.000
The AAL Mid Cap Index Fund II              For:  1,665,361.837     Against:  116,110.633         Abstain:  146,456.382
The AAL Mid Cap Stock Fund                 For:  27,918,626.808    Against:  1,624,336.972       Abstain:  2,265,023.267
The AAL Money Market Fund                  For:  226,534,193.410   Against:  7,478,956.290       Abstain:  9,849,499.400
The AAL Municipal Bond Fund                For:  30,677,179.292    Against:  1,666,016.127       Abstain:  2,013,712.244
The AAL Small Cap Index Fund II            For:  1,692,502.845     Against:  48,252.367          Abstain:  72,917.379
The AAL Small Cap Stock Fund               For:  11,132,122.160    Against:  662,470.379         Abstain:  1,114,315.483
The AAL Small Cap Value Fund               For:  2,251,612.787     Against:  76,481.278          Abstain:  138,308.196
The AAL Technology Stock Fund              For:  6,954,049.122     Against:  486,329.233         Abstain:  359,776.310
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006            For:  63,295.334        Against:  4,401.464           Abstain:  3,615.969

Proposal 2M -- To eliminate the fundamental investment restriction on unseasoned issuers:

The AAL Aggressive Growth Fund             For:  4,590,698.274     Against:  180,865.013         Abstain:  317,894.605
The AAL Balanced Fund                      For:  21,211,079.407    Against:  732,376.916         Abstain:  731,664.590
The AAL Bond Fund                          For:  27,233,166.022    Against:  1,473,872.499       Abstain:  1,393,816.541
The AAL Bond Index Fund                    For:  3,655,983.272     Against:  0.000               Abstain:  0.000
The AAL Capital Growth Fund                For:  47,160,155.694    Against:  3,521,117.172       Abstain:  3,515,072.824
The AAL Equity Income Fund                 For:  10,638,179.791    Against:  621,713.314         Abstain:  668,262.551
The AAL High Yield Bond Fund               For:  11,743,948.816    Against:  465,407.219         Abstain:  712,496.344
The AAL International Fund                 For:  8,853,436.214     Against:  554,075.842         Abstain:  743,258.387
The AAL Large Company Index Fund           For:  3,299,255.012     Against:  0.000               Abstain:  0.000
The AAL Large Company Index Fund II        For:  2,811,905.846     Against:  127,863.537         Abstain:  264,344.627
The AAL Mid Cap Index Fund                 For:  2,404,912.795     Against:  0.000               Abstain:  0.000
The AAL Mid Cap Index Fund II              For:  1,634,932.764     Against:  149,120.454         Abstain:  143,875.634
The AAL Mid Cap Stock Fund                 For:  27,749,625.353    Against:  1,739,566.388       Abstain:  2,318,795.306
The AAL Money Market Fund                  For:  225,917,905.660   Against:  8,129,058.760       Abstain:  9,815,684.680
The AAL Municipal Bond Fund                For:  30,524,218.790    Against:  1,790,170.027       Abstain:  2,042,518.846
The AAL Small Cap Index Fund II            For:  1,692,546.382     Against:  50,564.103          Abstain:  70,562.106
The AAL Small Cap Stock Fund               For:  11,057,694.935    Against:  734,272.816         Abstain:  1,116,940.271
The AAL Small Cap Value Fund               For:  2,236,504.831     Against:  86,489.135          Abstain:  143,408.295
The AAL Technology Stock Fund              For:  6,932,034.049     Against:  497,792.412         Abstain:  370,328.204
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006            For:  63,295.334        Against:  4,401.464           Abstain:  3,615.969

Proposal 2N -- To eliminate the fundamental investment restriction on investments in other investment companies:

The AAL Aggressive Growth Fund             For:  4,634,870.180     Against:  146,397.468         Abstain:  308,190.244
The AAL Balanced Fund                      For:  21,315,158.789    Against:  658,167.460         Abstain:  701,794.664
The AAL Bond Fund                          For:  27,441,390.825    Against:  1,358,820.350       Abstain:  1,300,643.887
The AAL Bond Index Fund                    For:  3,655,983.272     Against:  0.000               Abstain:  0.000
The AAL Capital Growth Fund                For:  47,832,273.847    Against:  3,078,121.726       Abstain:  3,285,950.117
The AAL Equity Income Fund                 For:  10,747,980.855    Against:  527,051.553         Abstain:  653,123.248
The AAL High Yield Bond Fund               For:  11,836,384.504    Against:  448,524.451         Abstain:  636,943.424
The AAL International Fund                 For:  8,954,669.865     Against:  496,508.610         Abstain:  699,591.968
The AAL Large Company Index Fund           For:  3,299,255.012     Against:  0.000               Abstain:  0.000
The AAL Large Company Index Fund II        For:  2,839,864.973     Against:  107,246.724         Abstain:  257,002.313
The AAL Mid Cap Index Fund                 For:  2,404,912.795     Against:  0.000               Abstain:  0.000
The AAL Mid Cap Index Fund II              For:  1,655,288.658     Against:  129,856.251         Abstain:  142,783.943
The AAL Mid Cap Stock Fund                 For:  28,023,943.412    Against:  1,599,425.773       Abstain:  2,184,617.862
The AAL Money Market Fund                  For:  226,579,674.790   Against:  7,941,646.620       Abstain:  9,341,327.690
The AAL Municipal Bond Fund                For:  30,731,282.707    Against:  1,762,021.356       Abstain:  1,863,603.600
The AAL Small Cap Index Fund II            For:  1,702,341.919     Against:  39,899.398          Abstain:  71,431.274
The AAL Small Cap Stock Fund               For:  11,160,083.564    Against:  648,078.344         Abstain:  1,100,746.114
The AAL Small Cap Value Fund               For:  2,257,073.357     Against:  69,582.134          Abstain:  139,746.770
The AAL Technology Stock Fund              For:  6,980,383.315     Against:  465,662.370         Abstain:  354,108.980
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006            For:  64,170.800        Against:  3,525.998           Abstain:  3,615.969

Proposal 2O -- To eliminate the fundamental investment restriction on control securities:

The AAL Aggressive Growth Fund             For:  4,609,561.062     Against:  161,855.832         Abstain:  318,040.998
The AAL Balanced Fund                      For:  21,298,000.062    Against:  638,493.994         Abstain:  738,626.857
The AAL Bond Fund                          For:  27,419,093.420    Against:  1,316,753.370       Abstain:  1,365,008.272
The AAL Bond Index Fund                    For:  3,655,983.272     Against:  0.000               Abstain:  0.000
The AAL Capital Growth Fund                For:  47,735,174.676    Against:  2,984,035.305       Abstain:  3,477,135.709
The AAL Equity Income Fund                 For:  10,735,993.534    Against:  526,865.766         Abstain:  665,296.356
The AAL High Yield Bond Fund               For:  11,832,130.803    Against:  429,653.464         Abstain:  660,068.112
The AAL International Fund                 For:  8,951,089.046     Against:  473,431.148         Abstain:  726,250.249
The AAL Large Company Index Fund           For:  3,299,255.012     Against:  0.000               Abstain:  0.000
The AAL Large Company Index Fund II        For:  2,820,881.414     Against:  118,303.234         Abstain:  264,929.362
The AAL Mid Cap Index Fund                 For:  2,404,912.795     Against:  0.000               Abstain:  0.000
The AAL Mid Cap Index Fund II              For:  1,654,937.149     Against:  128,501.371         Abstain:  144,490.332
The AAL Mid Cap Stock Fund                 For:  27,914,416.862    Against:  1,608,603.193       Abstain:  2,284,966.992
The AAL Money Market Fund                  For:  226,595,383.050   Against:  7,542,168.620       Abstain:  9,725,097.430
The AAL Municipal Bond Fund                For:  30,785,350.789    Against:  1,654,874.329       Abstain:  1,916,682.545
The AAL Small Cap Index Fund II            For:  1,693,524.000     Against:  39,535.690          Abstain:  80,612.901
The AAL Small Cap Stock Fund               For:  11,146,585.134    Against:  639,690.836         Abstain:  1,122,632.052
The AAL Small Cap Value Fund               For:  2,246,450.658     Against:  79,850.635          Abstain:  140,100.968
The AAL Technology Stock Fund              For:  6,954,749.016     Against:  469,272.532         Abstain:  376,133.117
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006            For:  63,295.334        Against:  3,999.455           Abstain:  4,017.978

Proposal 3A -- To amend the Declaration of Trust regarding the voting requirements for a reorganization of the Trust or a series of the Trust:

                                           For:  457,132,177.569   Against:  15,857,853.102      Abstain:  23,652,715.421

Proposal 3B -- To amend the Declaration of Trust regarding the requirements for a liquidation of the Trust or a class or series of the Trust:

                                           For:  449,807,620.028   Against:  23,813,745.170      Abstain:  23,021,380.894

Proposal 3C -- To amend the Declaration of Trust to eliminate the restriction on involuntary redemptions of small accounts:

                                           For:  453,648,066.605   Against:  19,713,386.629      Abstain:  23,281,292.858

Proposal 4 -- To amend the investment objective for The AAL Equity Income Fund:

                                           For:  10,891,108.869    Against:  392,964.721         Abstain:  644,082.066

Proposal 5 -- To authorize Thrivent Investment Management Inc., upon approval of the Board of Trustees, to enter into and amend subadvisory agreements without shareholder approval:

The AAL Aggressive Growth Fund             For:  4,517,658.923     Against:  269,255.868         Abstain:  302,543.101
The AAL Balanced Fund                      For:  21,134,622.887    Against:  830,858.119         Abstain:  709,639.907
The AAL Bond Fund                          For:  26,965,422.507    Against:  1,864,266.557       Abstain:  1,271,165.998
The AAL Bond Index Fund                    For:  3,626,536.222     Against:  29,447.050          Abstain:  0.000
The AAL Capital Growth Fund                For:  47,187,705.165    Against:  3,853,242.255       Abstain:  3,155,398.270
The AAL Equity Income Fund                 For:  10,626,410.658    Against:  685,726.018         Abstain:  616,018.980
The AAL High Yield Bond Fund               For:  11,665,738.584    Against:  646,184.772         Abstain:  609,929.023
The AAL International Fund                 For:  8,812,507.603     Against:  623,718.760         Abstain:  714,544.080
The AAL Large Company Index Fund           For:  3,299,255.012     Against:  0.000               Abstain:  0.000
The AAL Large Company Index Fund II        For:  2,798,935.464     Against:  151,182.058         Abstain:  253,996.488
The AAL Mid Cap Index Fund                 For:  2,378,522.882     Against:  26,389.913          Abstain:  0.000
The AAL Mid Cap Index Fund II              For:  1,650,274.713     Against:  139,491.620         Abstain:  138,162.519
The AAL Mid Cap Stock Fund                 For:  27,695,399.028    Against:  1,948,421.508       Abstain:  2,164,166.511
The AAL Money Market Fund                  For:  224,317,642.260   Against:  9,954,900.560       Abstain:  9,590,106.280
The AAL Municipal Bond Fund                For:  30,453,978.792    Against:  2,091,453.306       Abstain:  1,811,475.565
The AAL Small Cap Index Fund II            For:  1,686,897.446     Against:  60,887.962          Abstain:  65,887.183
The AAL Small Cap Stock Fund               For:  10,993,865.440    Against:  818,314.358         Abstain:  1,096,728.224
The AAL Small Cap Value Fund               For:  2,239,770.744     Against:  86,375.899          Abstain:  140,255.618
The AAL Technology Stock Fund              For:  6,861,823.816     Against:  578,140.709         Abstain:  360,190.140
The AAL U.S. Government Zero
Coupon Target Fund, Series 2006            For:  64,170.800        Against:  3,525.998           Abstain:  3,615.969

We're Listening to You!
In response to shareholder concerns regarding
multiple mailings, we are sending one Annual
Report for The AAL Mutual Funds to each household.
This consolidation helps reduce printing and
postage costs, thereby saving shareholders' money.
If you wish to receive an additional copy of this
report, call us toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

Item 2. Code of Ethics
         As of the end of the  period  covered  by this  report,  registrant  has  adopted a code of  ethics  (as defined in Item 2 of Form N-CSR,  applicable to  registrant's  Principal  Executive  Officer,  Principal
         Financial  Officer,  and  Principal  Accounting  Officer.  No  substantive  amendments  were approved or waivers were  granted to such code of ethics  during the period  covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert
         Registrant's  Board of Trustees has determined that Herbert F. Eggerding,  Jr., an independent  trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

         (a)  Audit Fees

              The aggregate fees billed by registrant's  independent public  accountants,  PricewaterhouseCoopers
              LLP ("PwC") for each of the last two fiscal years for professional  services rendered in connection with the audit of registrant's  annual financial  statements or services that are normally provided by the accountant in connection with statutory and regulatory  filings or engagements were $246,050 for the year ended April 30, 2003, and $220,800 for the year ended April 30, 2004.

         (b)  Audit-Related Fees

              The  aggregate  fees PwC billed to  registrant  for each of the last two fiscal years for assurance and other services which are reasonably  related to the performance of  registrant's  audit and are not  reported under Item 4(a) were $0 and $0 for the years ended April 30, 2003 and April 30, 2004, respectively.  The  aggregate  fees  PwC billed to registrant's  investment  adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended April 30, 2003, and $0 for the year ended April 30, 2004.

         (c)  Tax Fees

              The  aggregate  tax fees PwC billed to  registrant  for each of the last two  fiscal  years for tax compliance,  tax advice, and tax planning services were $173,525 for the year ended April 30, 2003, and $95,000 for the year ended April 30, 2004.  The aggregate  tax fees PwC billed to  registrant's investment  adviser  and any  entity  controlling,  controlled  by, or under  common  control  with registrant's  investment  adviser for services  directly  related to the  operations  and financial reporting of registrant  were $0 for the year ended April 30, 2003, and $0 for the year ended April
              30, 2004.

         (d)  All Other Fees

              For the  fiscal  years  ended  April 30,  2004 and 2003,  registrant  paid PwC no other  fees.  The aggregate  fees  PwC  billed  to  registrant's  investment  adviser  and  any  entity  controlling, controlled by, or under common control with registrant's  investment adviser for any other services directly  related to the  operations  and financial  reporting of  registrant  were $0 for the year ended April 30, 2003, and $0 for the year ended April 30, 2004.

         (e)  Registrant's audit committee charter, adopted in August  2003,  provides  that the audit  committee
              (comprised of the  independent  directors of  registrant) is responsible  for  pre-approval  of all auditing  services  performed  for the  registrant.  The audit  committee  reports  to the Board of
              Directors  ("Board")  regarding its approval of the engagement of the auditor and the proposed fees for the  engagement,  and the  majority  of the Board  (including  the members of the Board who are independent  directors) must approve the auditor at an in-person meeting.  The audit committee also is  responsible  for  pre-approval  (subject to the de minimus  exceptions  for non-audit  services described  in Section  10A(i)(1)(B)  of the  Securities  Exchange  Act of 1934,  as amended) of all non-auditing  services  performed for the  registrant or for any service  affiliate of  registrant.
              Registrant's  audit  committee  charter also permits a designated  member of the audit committee to pre-approve,  between meetings, one or more non-audit service projects,  subject to ratification by the audit  committee  at the next  meeting of the audit  committee.  Registrant's  audit  committee pre-approved all fees described above which PwC billed to registrant.

         (f)  Less than 50% of the hours billed by PwC for auditing  services to  registrant  for the fiscal year ended April 30, 2004, were for work performed by persons other than full-time,  permanent employees of PwC.

         (g)  The aggregate  non-audit fees billed by PwC to registrant and to  registrant's  investment  adviser and any entity  controlling,  controlled by, or under common control with  registrant's  investment adviser for the fiscal years ending April 30, 2003, and April 30, 2004, were $35,000 and $0.

         (h)  Registrant's  audit committee has considered the non-audit  services provided to the registrant and registrant's investment adviser and any entity controlling,  controlled by, or under common control with registrant's  investment  adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants
            Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
            Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
            Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders
         There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 10. Controls and Procedures

         (a)(i)  Registrant's  President and Treasurer have concluded that registrant's  disclosure  controls and procedures  (as defined in Rule  30a-3(c)  under the  Investment  Company Act) are  effective,  based on their  evaluation  of these  controls and  procedures  as of a date within 90 days of the filing date of this report.

         (a)(ii) There were no changes in  registrant's  internal  controls over financial  reporting (as defined in Rule  30a-3(d)  under the  Investment  Company Act) that  occurred  during  registrant's  most recent fiscal  half-year  that  has  materially  affected,  or  is  reasonably  likely  to  materially  affect, registrant's internal control over financial reporting.

Item 11. Exhibits

(a)      The code of ethics pursuant to Item 2 is attached hereto.

(b)      Certifications  pursuant  to  Rule  30a-2  under  the  Investment  Company  Act of  1940  and 906 of the
         Sarbanes-Oxley Act of 2002 are attached hereto.

                                                   SIGNATURES

Pursuant to the requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 30, 2004                                                    THE AAL MUTUAL FUNDS

                                                                       By: /s/ Pamela J. Moret
                                                                           -----------------------------------
                                                                           Pamela J. Moret
                                                                           President

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934 and the  Investment  Company Act of 1940,
this report has been signed below by the  following  persons on behalf of the  registrant  and in the  capacities and on the dates indicated.

Date: June 30, 2004                                                    By: /s/ Pamela J. Moret
                                                                           -----------------------------------
                                                                           Pamela J. Moret
                                                                           President

Date: June 30, 2004                                                    By: /s/ Charles D. Gariboldi
                                                                           -----------------------------------
                                                                           Charles D. Gariboldi
                                                                           Treasurer

                                           CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.   I have reviewed this report on Form N-CSR of The AAL Mutual Funds;

2.   Based on my  knowledge,  this report does not contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly  present in all material  respects the financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other   certifying  officer(s) and  I  are responsible for  establishing and maintaining disclosure  controls and procedures  (as defined in Rule 30a-2(c) under the Investment  Company Act of 1940)
     and internal control over financial  reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     a)  Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant, including  its  consolidated  subsidiaries,  is  made  known  to us by  others  within  those  entities, particularly during the period in which this report is being prepared;

     b)  Designed  such  internal  control  over  financial  reporting,  or caused  such  internal  control  over financial  reporting to be designed under our supervision,  to provide  reasonable  assurance  regarding the  reliability  of  financial  reporting  and the  preparation  of financial  statements  for external purposes in accordance with generally accepted accounting principles;

     c)  Evaluated the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     d)  Disclosed in this report any change in the registrant's  internal control over financial  reporting that occurred  during  the  registrant's  most  recent  fiscal  half-year  (the  registrant's  second  fiscal half-year in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other certifying  officer(s) and I have disclosed to registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All significant  deficiencies  and material  weaknesses in the design or operation of internal  controls over financial  reporting which are reasonably  likely to adversely affect the  registrant's  ability to record, process, summarize, and report financial information; and

     b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 30, 2004
                                                              /s/ Pamela J. Moret
                                                              -----------------------------------------
                                                              Pamela J. Moret
                                                              President

                                           CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.   I have reviewed this report on Form N-CSR of The AAL Mutual Funds;

2.   Based on my  knowledge,  this report does not contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly  present in all material  respects the financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s)  and  I  are responsible for  establishing and maintaining disclosure  controls and procedures  (as defined in Rule 30a-2(c) under the Investment  Company Act of 1940)
     and internal control over financial  reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     a)  Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be  designed  under our  supervision,  to ensure  that  material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b)  Designed  such  internal  control  over  financial  reporting,  or caused  such  internal  control  over financial  reporting to  be designed  under our  supervision,  to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c)  Evaluated the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     d)  Disclosed in this report any change in the registrant's  internal control over financial  reporting that occurred  during  the  registrant's  most  recent  fiscal  half-year  (the  registrant's  second  fiscal half-year in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other certifying  officer(s) and I have disclosed to registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All significant  deficiencies  and material  weaknesses in the design or operation of internal  controls over financial  reporting which are reasonably  likely to adversely affect the  registrant's  ability to record, process, summarize, and report financial information; and

     b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 30, 2004
                                                              /s/ Charles D. Gariboldi
                                                              -----------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer

                          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: The AAL Mutual Funds

In connection with the Report on Form N-CSR for the above-named  issuer, the undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
     Act of 1934; and
2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 30, 2004                                           /s/ Pamela J. Moret
                                                              -------------------------------------------
                                                              Pamela J. Moret
                                                              President

Date: June 30, 2004                                           Charles D. Gariboldi
                                                              ---------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer